Exhibit C LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

TEXTO VIGENTE a partir 01/01/2025

Nueva Ley publicada en el Diario Oficial de la Federación el 19 de diciembre 2024

Al margen un sello con el Escudo Nacional, que dice: Estados Unidos Mexicanos.- Presidencia de la República.

CLAUDIA SHEINBAUM PARDO, Presidenta de los Estados Unidos Mexicanos, a sus habitantes sabed:

Que el Honorable Congreso de la Unión, se ha servido dirigirme el siguiente

DECRETO

“EL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS, DECRETA:

SE EXPIDE LA LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

Artículo Único. Se expide la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2025.

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

Capítulo I

De los Ingresos y el Endeudamiento Público

Artículo 1o. En el ejercicio fiscal de 2025, la Federación percibirá los ingresos provenientes de los conceptos y en las cantidades estimadas en millones de pesos que a continuación se enumeran:

CONCEPTO	Ingreso Estimado
TOTAL	9,302,015.8
1. Impuestos	5,297,812.9
11. Impuestos Sobre los Ingresos:	2,859,575.1
01. Impuesto sobre la renta.	2,859,575.1
12. Impuestos Sobre el Patrimonio.	0.0
13. Impuestos Sobre la Producción, el Consumo y las Transacciones:	2,197,425.8
01. Impuesto al valor agregado.	1,463,279.9
02. Impuesto especial sobre producción y servicios:	713,844.0
01. Combustibles automotrices:	473,578.1
01. Artículo 2o., fracción I, inciso D).	434,859.2
02. Artículo 2o.-A.	38,718.9
02. Bebidas con contenido alcohólico y cerveza:	78,724.3
01. Bebidas alcohólicas.	26,145.6
02. Cervezas y bebidas refrescantes.	52,578.7
03. Tabacos labrados.	52,631.5
04. Juegos con apuestas y sorteos.	3,704.6
05. Redes públicas de telecomunicaciones.	8,122.1
06. Bebidas energetizantes.	245.9
07. Bebidas saborizadas.	43,330.6
08. Alimentos no básicos con alta densidad calórica.	40,035.7
09. Plaguicidas.	2,074.3
10. Combustibles fósiles.	11,396.9

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

03. Impuesto sobre automóviles nuevos.	20,301.9
14. Impuestos al Comercio Exterior:	151,789.7
01. Impuestos al comercio exterior:	151,789.7
01. A la importación.	151,789.7
02. A la exportación.	0.0
15. Impuestos Sobre Nóminas y Asimilables.	0.0
16. Impuestos Ecológicos.	0.0
17. Accesorios de impuestos:	81,497.4
01. Accesorios de impuestos.	81,497.4
18. Otros impuestos:	7,140.1
01. Impuesto por la actividad de exploración y extracción de hidrocarburos.	7,140.1
02. Impuesto sobre servicios expresamente declarados de interés público por ley, en los que intervengan empresas concesionarias de bienes del dominio directo de la Nación.	0.0
19. Impuestos no comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	384.8
2. Cuotas y Aportaciones de Seguridad Social	603,077.9
21. Aportaciones para Fondos de Vivienda:	0.0
01. Aportaciones y abonos retenidos a trabajadores por patrones para el Fondo Nacional de la Vivienda para los Trabajadores.	0.0
22. Cuotas para la Seguridad Social:	603,077.9
01. Cuotas para el Seguro Social a cargo de patrones y trabajadores.	603,077.9
23. Cuotas de Ahorro para el Retiro:	0.0
01. Cuotas del Sistema de Ahorro para el Retiro a cargo de los patrones.	0.0
24. Otras Cuotas y Aportaciones para la Seguridad Social:	0.0
01. Cuotas para el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado a cargo de los citados trabajadores.	0.0
02. Cuotas para el Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas a cargo de los militares.	0.0
25. Accesorios de Cuotas y Aportaciones de Seguridad Social.	0.0
3. Contribuciones de Mejoras	38.8
31. Contribuciones de Mejoras por Obras Públicas:	38.8
01. Contribución de mejoras por obras públicas de infraestructura hidráulica.	38.8
39. Contribuciones de Mejoras no Comprendidas en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
4. Derechos	137,500.5
41. Derechos por el Uso, Goce, Aprovechamiento o Explotación de Bienes de Dominio Público:	78,806.7
01. Secretaría de Hacienda y Crédito Público.	5,988.5

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

02. Secretaría de la Función Pública.	0.0
03. Secretaría de Economía.	15,330.3
04. Secretaría de Infraestructura, Comunicaciones y Transportes.	15,260.3
05. Secretaría de Medio Ambiente y Recursos Naturales.	23,464.1
06. Secretaría de Agricultura y Desarrollo Rural.	60.7
07. Secretaría del Trabajo y Previsión Social.	0.0
08. Secretaría de Educación Pública.	0.0
09. Instituto Federal de Telecomunicaciones.	17,717.8
10. Secretaría de Cultura.	807.4
11. Secretaría de Salud.	0.0
12. Secretaría de Marina.	177.6
13. Secretaría de Seguridad y Protección Ciudadana.	0.0
43. Derechos por Prestación de Servicios:	58,693.8
01. Servicios que presta el Estado en funciones de derecho público:	58,693.8
01. Secretaría de Gobernación.	28,227.4
02. Secretaría de Relaciones Exteriores.	11,701.0
03. Secretaría de la Defensa Nacional.	403.0
04. Secretaría de Marina.	359.8
05. Secretaría de Hacienda y Crédito Público.	9,656.9
06. Secretaría de la Función Pública.	57.8
07. Secretaría de Energía.	0.0
08. Secretaría de Economía.	17.2
09. Secretaría de Agricultura y Desarrollo Rural.	1,638.2
10. Secretaría de Infraestructura, Comunicaciones y Transportes.	1,617.4
11. Secretaría de Medio Ambiente y Recursos Naturales:	1,260.3
01. Agencia Nacional de Seguridad Industrial y de Protección al Medio Ambiente del Sector Hidrocarburos.	0.0
02. Otros.	1,260.3
12. Secretaría de Educación Pública.	1,848.1
13. Secretaría de Salud.	1,504.0
14. Secretaría del Trabajo y Previsión Social.	0.0
15. Secretaría de Desarrollo Agrario, Territorial y Urbano.	84.6
16. Secretaría de Turismo.	0.0
17. Instituto Federal de Telecomunicaciones.	34.6
18. Comisión Nacional de Hidrocarburos.	0.0
19. Comisión Reguladora de Energía.	0.0
20. Comisión Federal de Competencia Económica.	0.0
21. Secretaría de Cultura.	72.5
22. Secretaría de Seguridad y Protección Ciudadana.	211.0
23. Secretaría de Bienestar.	0.0
44. Otros Derechos.	0.0
45. Accesorios de Derechos.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

49. Derechos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
5. Productos	13,707.1
51. Productos:	13,707.1
01. Por los servicios que no correspondan a funciones de derecho público.	124.1
02. Derivados del uso, aprovechamiento o enajenación de bienes no sujetos al régimen de dominio público:	13,583.0
01. Explotación de tierras y aguas.	0.0
02. Arrendamiento de tierras, locales y construcciones.	0.0
03. Enajenación de bienes:	2,820.0
01. Muebles.	2,715.2
02. Inmuebles.	104.8
04. Intereses de valores, créditos y bonos.	10,192.9
05. Utilidades:	570.0
01. De organismos descentralizados y empresas de participación estatal.	0.0
02. De Lotería Nacional.	570.0
03. Otras.	0.0
06. Otros.	0.1
59. Productos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
6. Aprovechamientos	223,166.3
61. Aprovechamientos:	203,592.6
01. Multas.	3,704.9
02. Indemnizaciones.	2,786.5
03. Reintegros:	16,479.8
01. Sostenimiento de las escuelas artículo 123.	0.0
02. Servicio de vigilancia forestal.	0.2
03. Otros.	16,479.6
04. Provenientes de obras públicas de infraestructura hidráulica.	131.4
05. Participaciones en los ingresos derivados de la aplicación de leyes locales sobre herencias y legados expedidas de acuerdo con la Federación.	0.0
06. Participaciones en los ingresos derivados de la aplicación de leyes locales sobre donaciones expedidas de acuerdo con la Federación.	0.0
07. Aportaciones de los Estados, Municipios y particulares para el servicio del Sistema Escolar Federalizado.	0.0
08. Cooperación de la Ciudad de México por servicios públicos locales prestados por la Federación.	0.0
09. Cooperación de los Gobiernos de Estados y Municipios y de particulares para alcantarillado, electrificación, caminos y líneas telegráficas, telefónicas y para otras obras públicas.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

10. 5 por ciento de días de cama a cargo de establecimientos particulares para internamiento de enfermos y otros destinados a la Secretaría de Salud.	0.0
11. Participaciones a cargo de los concesionarios de vías generales de comunicación y de empresas de abastecimiento de energía eléctrica.	792.5
12. Participaciones señaladas por la Ley Federal de Juegos y Sorteos.	1,528.9
13. Regalías provenientes de fondos y explotación minera.	0.0
14. Aportaciones de contratistas de obras públicas.	26.7
15. Destinados al Fondo para el Desarrollo Forestal:	32.8
01. Aportaciones que efectúen los Gobiernos de la Ciudad de México, Estatales y Municipales, los organismos y entidades públicas, sociales y los particulares.	0.0
02. De las reservas nacionales forestales.	0.0
03. Aportaciones al Instituto Nacional de Investigaciones Forestales y Agropecuarias.	0.0
04. Otros conceptos.	32.8
16. Cuotas Compensatorias.	885.8
17. Hospitales Militares.	0.0
18. Participaciones por la explotación de obras del dominio público señaladas por la Ley Federal del Derecho de Autor.	0.0
19. Provenientes de decomiso y de bienes que pasan a propiedad del Fisco Federal.	520.1
20. Provenientes del programa de mejoramiento de los medios de informática y de control de las autoridades aduaneras.	0.0
21. No comprendidos en los incisos anteriores provenientes del cumplimiento de convenios celebrados en otros ejercicios.	0.0
22. Otros:	176,703.2
01. Remanente de operación del Banco de México.	0.0
02. Utilidades por Recompra de Deuda.	0.0
03. Rendimiento mínimo garantizado.	0.0
04. Otros.	176,703.2
23. Provenientes de servicios en materia energética:	0.0
01. Agencia Nacional de Seguridad Industrial y de Protección al Medio Ambiente del Sector Hidrocarburos.	0.0
02. Comisión Nacional de Hidrocarburos.	0.0
03. Comisión Reguladora de Energía.	0.0
62. Aprovechamientos Patrimoniales:	19,161.8
01. Recuperaciones de capital:	19,161.8
01. Fondos entregados en fideicomiso, a favor de Entidades Federativas y empresas públicas.	0.1
02. Fondos entregados en fideicomiso, a favor de empresas privadas y a particulares.	0.6
03. Inversiones en obras de agua potable y alcantarillado.	0.0
04. Desincorporaciones.	0.0
05. Otros.	19,161.1
63. Accesorios de Aprovechamientos.	411.9

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

69. Aprovechamientos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
7. Ingresos por Ventas de Bienes, Prestación de Servicios y Otros Ingresos	1,500,579.0
71. Ingresos por Venta de Bienes y Prestación de Servicios de Instituciones Públicas de Seguridad Social:	100,565.2
01. Instituto Mexicano del Seguro Social.	42,502.7
02. Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.	58,062.5
72. Ingresos por Ventas de Bienes y Prestación de Servicios de Empresas Públicas del Estado:	1,400,013.8
01. Petróleos Mexicanos.	860,868.2
02. Comisión Federal de Electricidad.	539,145.6
73. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales y Fideicomisos No Empresariales y No Financieros.	0.0
74. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales No Financieras con Participación Estatal Mayoritaria.	0.0
75. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales Financieras Monetarias con Participación Estatal Mayoritaria.	0.0
76. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales Financieras No Monetarias con Participación Estatal Mayoritaria.	0.0
77. Ingresos por Venta de Bienes y Prestación de Servicios de Fideicomisos Financieros Públicos con Participación Estatal Mayoritaria.	0.0
78. Ingresos por Venta de Bienes y Prestación de Servicios de los Poderes Legislativo y Judicial, y de los Órganos Autónomos.	0.0
79. Otros Ingresos.
8. Participaciones, Aportaciones, Convenios, Incentivos Derivados de la Colaboración Fiscal y Fondos Distintos de Aportaciones	0.0
81. Participaciones.	0.0
82. Aportaciones.	0.0
83. Convenios.	0.0
84. Incentivos Derivados de la Colaboración Fiscal.	0.0
85. Fondos Distintos de Aportaciones.	0.0
9. Transferencias, Asignaciones, Subsidios y Subvenciones, y Pensiones y Jubilaciones	279,766.8
91. Transferencias y Asignaciones.	0.0
93. Subsidios y Subvenciones.	0.0
95. Pensiones y jubilaciones.	0.0
97. Transferencias del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo:	279,766.8
01. Ordinarias.	279,766.8
02. Extraordinarias.	0.0
10. Ingresos Derivados de Financiamientos	1,246,366.5

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

01. Endeudamiento interno:	1,651,970.0
01. Endeudamiento interno del Gobierno Federal.	1,576,170.0
02. Otros financiamientos:	75,800.0
01. Diferimiento de pagos.	75,800.0
02. Otros.	0.0
02. Endeudamiento externo:	0.0
01. Endeudamiento externo del Gobierno Federal.	0.0
03. Financiamiento Interno.
04. Déficit de organismos y empresas de control directo.	-116,881.2
05. Déficit de empresas públicas del Estado.	-288,722.3
Informativo: Endeudamiento neto del Gobierno Federal (0.01.01+0.02.01)	1,576,170.0

Cuando una ley que establezca alguno de los ingresos previstos en este artículo, contenga disposiciones que señalen otros ingresos, estos últimos se considerarán comprendidos en el numeral que corresponda a los ingresos a que se refiere este precepto.

Se faculta a la persona titular del Ejecutivo Federal para que durante el ejercicio fiscal de 2025, otorgue los beneficios fiscales que sean necesarios para dar debido cumplimiento a las resoluciones derivadas de la aplicación de mecanismos internacionales para la solución de controversias legales que determinen una violación a un tratado internacional.

La persona titular del Ejecutivo Federal informará al Congreso de la Unión de los ingresos por contribuciones pagados en especie o en servicios, así como, en su caso, el destino de los mismos.

Derivado del monto de ingresos fiscales a obtener durante el ejercicio fiscal de 2025, se proyecta una recaudación federal participable por 4 billones 892 mil 179.6 millones de pesos.

Se estima que durante el ejercicio fiscal de 2025, en términos monetarios, el pago en especie del impuesto sobre servicios expresamente declarados de interés público por ley, en los que intervengan empresas concesionarias de bienes del dominio directo de la Nación, previsto en la Ley que establece, reforma y adiciona las disposiciones relativas a diversos impuestos publicada en el Diario Oficial de la Federación el 31 de diciembre de 1968, ascenderá al equivalente de 475 millones de pesos.

Los recursos que durante el ejercicio fiscal de 2025 se destinen al Fondo de Estabilización de los Ingresos de las Entidades Federativas en términos de las disposiciones aplicables, podrán utilizarse para cubrir las obligaciones derivadas de los esquemas que se instrumenten o se hayan instrumentado para potenciar los recursos de dicho fondo, en los términos dispuestos por la Secretaría de Hacienda y Crédito Público.

Para efectos de lo previsto en el artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Secretaría de Hacienda y Crédito Público deberá incluir en los Informes sobre la Situación Económica, las Finanzas Públicas y la Deuda Pública información del origen de los ingresos generados por los aprovechamientos a que se refiere el numeral 6.61.22.04 del presente artículo por concepto de otros aprovechamientos. Asimismo, deberá informar los destinos específicos que, en términos del artículo 19, fracción II de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en su caso tengan dichos aprovechamientos.

La Secretaría de Hacienda y Crédito Público deberá reportar en los informes trimestrales que se presenten al Congreso de la Unión en términos del artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la evolución del precio del petróleo observado respecto del cubierto mediante la Estrategia de Coberturas Petroleras para el ejercicio fiscal de 2025, así como de la subcuenta que se haya constituido como complemento en el Fondo de Estabilización de los Ingresos Presupuestarios.

El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá transferir a la Reserva Financiera y Actuarial del Seguro de Salud, el excedente de la Reserva de Operación para Contingencias y Financiamiento sobre el monto establecido en el artículo 240 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 2o. Se autoriza al Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, para contratar y ejercer créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, en los términos de la Ley Federal de Deuda Pública y para el financiamiento del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2025, por un monto de endeudamiento neto interno hasta por 1 billón 580 mil millones de pesos.

Asimismo, la persona titular del Ejecutivo Federal podrá contratar obligaciones constitutivas de deuda pública interna adicionales a lo autorizado, siempre que el endeudamiento neto externo sea menor al establecido en el presente artículo en un monto equivalente al de dichas obligaciones adicionales. La persona titular del Ejecutivo Federal queda autorizada para contratar y ejercer en el exterior créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, para el financiamiento del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2025, así como para canjear o refinanciar obligaciones del sector público federal, a efecto de obtener un monto de endeudamiento neto externo de hasta 15 mil 500 millones de dólares de los Estados Unidos de América, el cual incluye el monto de endeudamiento neto externo que se ejercería con organismos financieros internacionales. De igual forma, el Ejecutivo Federal y las entidades podrán contratar obligaciones constitutivas de deuda pública externa adicionales a lo autorizado, siempre que el endeudamiento neto interno sea menor al establecido en el presente artículo en un monto equivalente al de dichas obligaciones adicionales. El cómputo de lo anterior se realizará, en una sola ocasión, el último día hábil bancario del ejercicio fiscal de 2025 considerando el tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique el Banco de México en el Diario Oficial de la Federación, así como la equivalencia del peso mexicano con otras monedas que dé a conocer el propio Banco de México, en todos los casos en la fecha en que se hubieren realizado las operaciones correspondientes.

También se autoriza al Ejecutivo Federal para que, a través de la Secretaría de Hacienda y Crédito Público, emita valores en moneda nacional y contrate empréstitos para canje o refinanciamiento de obligaciones del erario federal, en los términos de la Ley Federal de Deuda Pública. Asimismo, la persona titular del Ejecutivo Federal queda autorizada para contratar créditos o emitir valores en el exterior con el objeto de canjear o refinanciar endeudamiento externo.

Las operaciones a las que se refiere el párrafo anterior no deberán implicar endeudamiento neto adicional al autorizado para el ejercicio fiscal de 2025.

Se autoriza al Instituto para la Protección al Ahorro Bancario a contratar créditos o emitir valores con el único objeto de canjear o refinanciar exclusivamente sus obligaciones financieras, a fin de hacer frente a sus obligaciones de pago, otorgar liquidez a sus títulos y, en general, mejorar los términos y condiciones de sus obligaciones financieras. Los recursos obtenidos con esta autorización únicamente se podrán aplicar en los términos establecidos en la Ley de Protección al Ahorro Bancario incluyendo sus artículos transitorios. Sobre estas operaciones de canje y refinanciamiento se deberá informar trimestralmente al Congreso de la Unión.

El Banco de México actuará como agente financiero del Instituto para la Protección al Ahorro Bancario, para la emisión, colocación, compra y venta, en el mercado nacional, de los valores representativos de la deuda del citado Instituto y, en general, para el servicio de dicha deuda. El Banco de México también podrá operar por cuenta propia con los valores referidos.

En el evento de que en las fechas en que corresponda efectuar pagos por principal o intereses de los valores que el Banco de México coloque por cuenta del Instituto para la Protección al Ahorro Bancario, éste no tenga recursos suficientes para cubrir dichos pagos en la cuenta que, para tal efecto, le lleve el Banco de México, el propio Banco deberá proceder a emitir y colocar valores a cargo del Instituto para la Protección al Ahorro Bancario, por cuenta de éste y por el importe necesario para cubrir los pagos que correspondan. Al determinar las características de la emisión y de la colocación, el citado Banco procurará las mejores condiciones para el mencionado Instituto dentro de lo que el mercado permita.

El Banco de México deberá efectuar la colocación de los valores a que se refiere el párrafo anterior en un plazo no mayor de 15 días hábiles contado a partir de la fecha en que se presente la insuficiencia de fondos en la cuenta del Instituto para la Protección al Ahorro Bancario. Excepcionalmente, la Junta de Gobierno del Banco de México podrá ampliar este plazo una o más veces por un plazo conjunto no mayor de tres meses, si ello resulta conveniente para evitar trastornos en el mercado financiero.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

En cumplimiento de lo dispuesto por el artículo 45 de la Ley de Protección al Ahorro Bancario, se dispone que, en tanto se efectúe la colocación referida en el párrafo anterior, el Banco de México podrá cargar la cuenta corriente que le lleva a la Tesorería de la Federación, sin que se requiera la instrucción de la persona titular de dicha Tesorería, para atender el servicio de la deuda que emita el Instituto para la Protección al Ahorro Bancario. El Banco de México deberá abonar a la cuenta corriente de la Tesorería de la Federación el importe de la colocación de valores que efectúe en términos de este artículo.

Se autoriza a la banca de desarrollo, a los fondos de fomento y al Instituto del Fondo Nacional para el Consumo de los Trabajadores un monto conjunto de déficit por intermediación financiera, definida como el Resultado de Operación que considera la Constitución Neta de Reservas Crediticias Preventivas, de cero pesos para el ejercicio fiscal de 2025.

El monto autorizado conforme al párrafo anterior podrá ser adecuado previa autorización del órgano de gobierno de la entidad de que se trate y con la opinión favorable de la Secretaría de Hacienda y Crédito Público.

Los montos establecidos en el artículo 1o., numeral 0 “Ingresos Derivados de Financiamientos” de esta Ley, así como el monto de endeudamiento neto interno consignado en este artículo, se verán, en su caso, modificados en lo conducente como resultado de la distribución, entre el Gobierno Federal y los organismos y empresas de control directo, de los montos autorizados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2025.

Se autoriza para Petróleos Mexicanos y sus empresas públicas subsidiarias la contratación y ejercicio de créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, así como el canje o refinanciamiento de sus obligaciones constitutivas de deuda pública, a efecto de obtener un monto de endeudamiento neto interno de hasta 143 mil 403.7 millones de pesos, y un monto de endeudamiento neto externo de hasta 5 mil 512.7 millones de dólares de los Estados Unidos de América; asimismo, se podrán contratar obligaciones constitutivas de deuda pública interna o externa adicionales a lo autorizado, siempre que el endeudamiento neto externo o interno, respectivamente, sea menor al establecido en este párrafo en un monto equivalente al de dichas obligaciones adicionales. El uso del endeudamiento anterior deberá cumplir con la meta de balance financiero aprobado.

Se autoriza para la Comisión Federal de Electricidad y sus empresas públicas subsidiarias la contratación y ejercicio de créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, así como el canje o refinanciamiento de sus obligaciones constitutivas de deuda pública, a efecto de obtener un monto de endeudamiento neto interno de hasta 10 mil 27 millones de pesos, y un monto de endeudamiento neto externo de 991 millones de dólares de los Estados Unidos de América, asimismo se podrán contratar obligaciones constitutivas de deuda pública interna o externa adicionales a lo autorizado, siempre que el endeudamiento neto externo o interno, respectivamente, sea menor al establecido en este párrafo en un monto equivalente al de dichas obligaciones adicionales. El uso del endeudamiento anterior deberá cumplir con la meta de balance financiero aprobado.

El cómputo de lo establecido en los dos párrafos anteriores se realizará en una sola ocasión, el último día hábil bancario del ejercicio fiscal de 2025 considerando el tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique el Banco de México en el Diario Oficial de la Federación, así como la equivalencia del peso mexicano con otras monedas que dé a conocer el propio Banco de México, en todos los casos en la fecha en que se hubieren realizado las operaciones correspondientes.

El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, podrá contratar obligaciones constitutivas de deuda pública interna o externa adicionales a las autorizadas en los párrafos primero y segundo de este artículo, siempre que el endeudamiento neto externo o interno, respectivamente, de Petróleos Mexicanos o de la Comisión Federal de Electricidad sea menor al autorizado en el presente artículo, en un monto equivalente al de las citadas obligaciones adicionales. La Secretaría de Hacienda y Crédito Público podrá entregar dichos montos a las empresas públicas del Estado antes mencionadas en la forma y términos que determine.

Se autoriza al Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, a contratar créditos, empréstitos y otras formas de crédito público, incluso mediante la emisión de valores, con el fin de llevar a cabo operaciones de canje y refinanciamiento de obligaciones de deuda de las empresas públicas del Estado a que se refieren los párrafos décimo tercero y décimo cuarto del presente artículo, dentro del monto global de endeudamiento autorizado. Lo dispuesto en el presente párrafo no implica la autorización de endeudamiento adicional para el Gobierno Federal en el ejercicio fiscal de 2025.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

La Secretaría de Hacienda y Crédito Público informará al Congreso de la Unión de manera trimestral sobre el avance del Programa Anual de Financiamiento, destacando el comportamiento de los diversos rubros en el cual se haga referencia al financiamiento del Gasto de Capital y Refinanciamiento.

Artículo 3o. Se autoriza para la Ciudad de México la contratación y ejercicio de créditos, empréstitos y otras formas de crédito público para un endeudamiento neto de 3 mil 500 millones de pesos para el financiamiento de obras contempladas en el Presupuesto de Egresos de la Ciudad de México para el Ejercicio Fiscal de 2025. Asimismo, se autoriza la contratación y ejercicio de créditos, empréstitos y otras formas de crédito público para realizar operaciones de canje, refinanciamiento o reestructura de la deuda pública de la Ciudad de México.

El ejercicio del monto de endeudamiento autorizado se sujetará a lo dispuesto en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios.

Artículo 4o. En el ejercicio fiscal de 2025, la Federación percibirá los ingresos por proyectos de infraestructura productiva de largo plazo de inversión financiada directa y condicionada de la Comisión Federal de Electricidad por un total de 317 mil 080.8 millones de pesos, de los cuales 132 mil 503.3 millones de pesos corresponden a inversión directa y 184 mil 577.5 millones de pesos a inversión condicionada.

Artículo 5o. En el ejercicio fiscal de 2025, el Ejecutivo Federal no contratará nuevos proyectos de infraestructura productiva de largo plazo de la Comisión Federal de Electricidad a los que hacen referencia los artículos 18 de la Ley Federal de Deuda Pública y 32, párrafos segundo a sexto de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como del Título Cuarto, Capítulo XIV del Reglamento de este último ordenamiento.

Artículo 6o. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar las compensaciones que deban cubrir los organismos descentralizados y las empresas de participación estatal, por los bienes federales aportados o asignados a los mismos para su explotación o en relación con el monto de los productos o ingresos brutos que perciban.

Artículo 7o. Petróleos Mexicanos y sus empresas públicas subsidiarias deberán presentar las declaraciones, hacer los pagos y cumplir con las obligaciones de retener y enterar las contribuciones a cargo de terceros, ante la Tesorería de la Federación, a través del esquema para la presentación de declaraciones que para tal efecto establezca el Servicio de Administración Tributaria.

Los gastos de mantenimiento y operación de los proyectos integrales de infraestructura de Petróleos Mexicanos que, hasta antes de la entrada en vigor del “Decreto por el que se adicionan y reforman diversas disposiciones de la Ley Federal de Presupuesto y Responsabilidad Hacendaria”, publicado en el Diario Oficial de la Federación el 13 de noviembre de 2008, eran considerados proyectos de infraestructura productiva de largo plazo en términos del artículo 32 de dicha Ley, serán registrados como inversión.

Capítulo II

De las Facilidades Administrativas y Beneficios Fiscales

Artículo 8o. En los casos de prórroga para el pago de créditos fiscales se causarán recargos:

I.	Al 0.98 por ciento mensual sobre los saldos insolutos, y

II.

Cuando de conformidad con el Código Fiscal de la Federación, se autorice el pago a plazos, se aplicará la tasa de recargos que a continuación se establece, sobre los saldos y durante el periodo de que se trate:

1.	De los pagos a plazos en parcialidades de hasta 12 meses, la tasa de recargos será del 1.26 por ciento mensual.

2.	De los pagos a plazos en parcialidades de más de 12 meses y hasta de 24 meses, la tasa de recargos será de 1.53 por ciento mensual.

3.	De los pagos a plazos en parcialidades superiores a 24 meses, así como tratándose de pagos a plazo diferido, la tasa de recargos será de 1.82 por ciento mensual.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Las tasas de recargos establecidas en la fracción II de este artículo incluyen la actualización realizada conforme a lo establecido por el Código Fiscal de la Federación.

Artículo 9o. Se ratifican los acuerdos y disposiciones de carácter general expedidos en el Ramo de Hacienda, de las que hayan derivado beneficios otorgados en términos de la presente Ley, así como por los que se haya dejado en suspenso total o parcialmente el cobro de gravámenes y las resoluciones dictadas por la Secretaría de Hacienda y Crédito Público sobre la causación de tales gravámenes.

Se ratifican los convenios que se hayan celebrado entre la Federación por una parte y las entidades federativas, organismos autónomos por disposición constitucional de éstas, organismos públicos descentralizados de las mismas y los municipios, por la otra, en los que se finiquiten adeudos entre ellos. También se ratifican los convenios que se hayan celebrado o se celebren entre la Federación por una parte y las entidades federativas, por la otra, en los que se señalen los incentivos que perciben las propias entidades federativas y, en su caso, los municipios, por los bienes que pasen a propiedad del Fisco Federal, provenientes de comercio exterior, incluidos los sujetos a un procedimiento establecido en la legislación aduanera o fiscal federal, así como los abandonados a favor del Gobierno Federal.

En virtud de lo señalado en el párrafo anterior, no se aplicará lo dispuesto en el artículo 6 bis de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Artículo 10. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar los aprovechamientos que se cobrarán en el ejercicio fiscal de 2025, incluso por el uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación o por la prestación de servicios en el ejercicio de las funciones de derecho público por los que no se establecen derechos o que por cualquier causa legal no se paguen.

Para establecer el monto de los aprovechamientos se tomarán en consideración criterios de eficiencia económica y de saneamiento financiero y, en su caso, se estará a lo siguiente:

I.

La cantidad que deba cubrirse por concepto del uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios que tienen referencia internacional, se fijará considerando el cobro que se efectúe por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, de similares características, en países con los que México mantiene vínculos comerciales;

II.

Los aprovechamientos que se cobren por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, que no tengan referencia internacional, se fijarán considerando el costo de los mismos, siempre que se derive de una valuación de dichos costos en los términos de eficiencia económica y de saneamiento financiero, y

III.

Se podrán establecer aprovechamientos diferenciales por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, cuando éstos respondan a estrategias de comercialización o racionalización y se otorguen de manera general.

Durante el ejercicio fiscal de 2025, la Secretaría de Hacienda y Crédito Público, mediante resoluciones de carácter particular, aprobará los montos de los aprovechamientos que cobren las dependencias de la Administración Pública Federal, salvo cuando su determinación y cobro se encuentre previsto en otras leyes. Para tal efecto, las dependencias interesadas estarán obligadas a someter para su aprobación, durante los meses de enero y febrero de 2025, los montos de los aprovechamientos que se cobren de manera regular. Los aprovechamientos que no sean sometidos a la aprobación de la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate a partir del 1 de marzo de 2025. Asimismo, los aprovechamientos cuya autorización haya sido negada por la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate, a partir de la fecha en que surta efectos la notificación de la resolución respectiva. Las solicitudes que formulen las dependencias y la autorización de los aprovechamientos por parte de la Secretaría de Hacienda y Crédito Público, se realizarán mediante la emisión de documentos con la firma autógrafa del servidor público facultado o certificados digitales, equipos o sistemas automatizados; para lo cual, en sustitución de la firma autógrafa, se emplearán medios de identificación electrónica y la firma electrónica avanzada, en términos de las disposiciones aplicables.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

El uso de los medios de identificación electrónica a que se refiere el párrafo anterior producirá los mismos efectos que las disposiciones jurídicas otorgan a los documentos con firma autógrafa y, en consecuencia, tendrán el mismo valor vinculatorio.

Las autorizaciones para fijar o modificar las cuotas de los aprovechamientos que otorgue la Secretaría de Hacienda y Crédito Público durante el ejercicio fiscal de 2025, sólo surtirán sus efectos para ese año y, en su caso, dicha Secretaría autorizará el destino específico para los aprovechamientos que perciba la dependencia correspondiente.

Las cuotas de los aprovechamientos que autorice la Secretaría de Hacienda y Crédito Público, deberán ser publicadas en el Diario Oficial de la Federación por las dependencias que soliciten el cobro autorizado.

Cuando la Secretaría de Hacienda y Crédito Público obtenga un aprovechamiento a cargo de las instituciones de banca de desarrollo o de las entidades paraestatales que formen parte del sistema financiero o de los fideicomisos públicos de fomento u otros fideicomisos públicos coordinados por dicha Secretaría, ya sea de los ingresos que obtengan o con motivo de la garantía soberana del Gobierno Federal, o tratándose de recuperaciones de capital o del patrimonio, según sea el caso, los recursos correspondientes se destinarán por la propia Secretaría prioritariamente a la capitalización de cualquiera de dichas entidades, incluyendo la aportación de recursos al patrimonio de cualquiera de dichos fideicomisos o a fomentar acciones que les permitan cumplir con sus respectivos mandatos, o a programas y proyectos de inversión, sin perjuicio de lo previsto en el último párrafo del artículo 12 de la presente Ley.

Cuando la Secretaría de Hacienda y Crédito Público obtenga un aprovechamiento a cargo de cualquier otra entidad paraestatal distinta de las señaladas en el párrafo anterior, dichos ingresos serán concentrados en la Tesorería de la Federación bajo dicha naturaleza, a efecto de que sean destinados a programas presupuestarios que permitan cumplir con el Plan Nacional de Desarrollo y los programas que de él deriven y, en su caso, con las directrices que la persona titular del Ejecutivo Federal expida en tanto se apruebe dicho Plan, sin perjuicio de lo establecido en los párrafos noveno, décimo y décimo primero del presente artículo.

Cuando la Secretaría de Hacienda y Crédito Público fije un aprovechamiento a las empresas de participación estatal mayoritaria administradoras del sistema portuario nacional con cargo a sus disponibilidades, dichos recursos se concentrarán en la Tesorería de la Federación y se destinarán por esa Secretaría al organismo público descentralizado denominado Corredor Interoceánico del Istmo de Tehuantepec para la operación, programas y proyectos de dicha entidad, así como a la Secretaría de Marina para utilizarlos en proyectos de inversión en infraestructura que fortalezcan a las empresas de participación estatal mayoritaria administradoras del sistema portuario nacional.

Los aprovechamientos que deban cubrir los administradores portuarios como contraprestación conforme a lo previsto en los artículos 23 BIS y 37 de la Ley de Puertos, en términos de los títulos de concesión correspondientes, se concentrarán en la Tesorería de la Federación y se destinarán por la Secretaría de Hacienda y Crédito Público al organismo público descentralizado denominado Corredor Interoceánico del Istmo de Tehuantepec, para la operación, programas y proyectos de dicha entidad.

Los aprovechamientos provenientes de las contraprestaciones que los titulares de concesiones o asignaciones para la administración, operación, explotación y, en su caso, construcción de aeropuertos deban cubrir al Gobierno Federal, se concentrarán en la Tesorería de la Federación y se destinarán en un 60 por ciento a la Secretaría de la Defensa Nacional y en un 40 por ciento a la Secretaría de Marina, para el fortalecimiento de los sistemas aeroportuarios bajo la coordinación de dichas dependencias. Para efectos de lo anterior, las secretarías de la Defensa Nacional y de Marina aportarán los recursos que correspondan a los fideicomisos públicos federales sin estructura constituidos para tal fin, en los que dichas secretarías fungen como unidades responsables de los mismos.

Los ingresos excedentes provenientes de los aprovechamientos a que se refiere el artículo 1o., numerales 6.61.11, 6.61.22.04 y 6.62.01.04 de esta Ley por concepto de participaciones a cargo de los concesionarios de vías generales de comunicación y de empresas de abastecimiento de energía eléctrica, de otros aprovechamientos y de desincorporaciones distintos de entidades paraestatales, respectivamente, se podrán destinar, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, a programas y proyectos de inversión.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

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Secretaría General Secretaría de Servicios Parlamentarios

En tanto no sean autorizados los aprovechamientos a que se refiere este artículo para el ejercicio fiscal de 2025, se aplicarán los vigentes al 31 de diciembre de 2024, multiplicados por el factor que corresponda según el mes en el que fueron autorizados o, en el caso de haberse realizado una modificación posterior, a partir de la última vez en la que fueron modificados en dicho ejercicio fiscal, conforme a la tabla siguiente:

MES	FACTOR
Enero	1.0433
Febrero	1.0341
Marzo	1.0331
Abril	1.0301
Mayo	1.0281
Junio	1.0300
Julio	1.0261
Agosto	1.0155
Septiembre	1.0154
Octubre	1.0149
Noviembre	1.0097
Diciembre	1.0058

En el caso de aprovechamientos que, en el ejercicio inmediato anterior, se hayan fijado en porcentajes, se continuarán aplicando durante el ejercicio fiscal de 2025 los porcentajes autorizados por la Secretaría de Hacienda y Crédito Público que se encuentren vigentes al 31 de diciembre de 2024 hasta en tanto dicha Secretaría no emita respuesta respecto de la solicitud de autorización para el ejercicio fiscal de 2025.

Los aprovechamientos por concepto de multas, sanciones, penas convencionales, cuotas compensatorias, recuperaciones de capital, aquéllos a que se refieren la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, la Ley Federal de Competencia Económica, y la Ley Federal de Telecomunicaciones y Radiodifusión, así como los accesorios de los aprovechamientos no requieren de autorización por parte de la Secretaría de Hacienda y Crédito Público para su cobro.

Tratándose de aprovechamientos que no hayan sido cobrados en el ejercicio inmediato anterior o que no se cobren de manera regular, las dependencias interesadas deberán someter para su aprobación a la Secretaría de Hacienda y Crédito Público el monto de los aprovechamientos que pretendan cobrar, en un plazo no menor a 10 días anteriores a la fecha de su entrada en vigor.

En aquellos casos en los que se incumpla con la obligación de presentar los comprobantes de pago de los aprovechamientos a que se refiere este artículo en los plazos que para tales efectos se fijen, el prestador del servicio o el otorgante del uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación de que se trate, procederá conforme a lo dispuesto en el artículo 3o. de la Ley Federal de Derechos.

El prestador del servicio o el otorgante del uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación, deberá informar a la Secretaría de Hacienda y Crédito Público, a más tardar en el mes de marzo de 2025, los conceptos y montos de los ingresos que hayan percibido por aprovechamientos, así como de las concentraciones efectuadas a la Tesorería de la Federación por dichos conceptos, durante el ejercicio fiscal inmediato anterior.

Los sujetos a que se refiere el párrafo anterior deberán presentar un informe a la Secretaría de Hacienda y Crédito Público, durante los primeros 15 días del mes de julio de 2025, respecto de los ingresos y su concepto que hayan percibido por aprovechamientos durante el primer semestre del ejercicio fiscal en curso, así como de los que tengan programado percibir durante el segundo semestre del mismo.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Artículo 11. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar, mediante resoluciones de carácter particular, las cuotas de los productos que pretendan cobrar las dependencias durante el ejercicio fiscal de 2025, aun cuando su cobro se encuentre previsto en otras leyes.

Las autorizaciones para fijar o modificar las cuotas de los productos que otorgue la Secretaría de Hacienda y Crédito Público durante el ejercicio fiscal de 2025, sólo surtirán sus efectos para ese año y, en su caso, dicha Secretaría autorizará el destino específico para los productos que perciba la dependencia correspondiente.

Para los efectos del párrafo anterior, las dependencias interesadas estarán obligadas a someter para su aprobación, durante los meses de enero y febrero de 2025, los montos de los productos que se cobren de manera regular. Los productos que no sean sometidos a la aprobación de la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate a partir del 1 de marzo de 2025. Asimismo, los productos cuya autorización haya sido negada por la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate, a partir de la fecha en que surta efectos la notificación de la resolución respectiva. Las solicitudes que formulen las dependencias y la autorización de los productos por parte de la Secretaría de Hacienda y Crédito Público, se realizarán mediante la emisión de documentos con la firma autógrafa del servidor público facultado o certificados digitales, equipos o sistemas automatizados; para lo cual, en sustitución de la firma autógrafa, se emplearán medios de identificación electrónica y la firma electrónica avanzada, en términos de las disposiciones aplicables.

El uso de los medios de identificación electrónica a que se refiere el párrafo anterior producirá los mismos efectos que las disposiciones jurídicas otorgan a los documentos con firma autógrafa y, en consecuencia, tendrán el mismo valor vinculatorio.

En tanto no sean autorizados los productos a que se refiere este artículo para el ejercicio fiscal de 2025, se aplicarán los vigentes al 31 de diciembre de 2024, multiplicados por el factor que corresponda según el mes en que fueron autorizados o, en el caso de haberse realizado una modificación posterior, a partir de la última vez en la que fueron modificados en dicho ejercicio fiscal, conforme a la tabla siguiente:

MES	FACTOR
Enero	1.0433
Febrero	1.0341
Marzo	1.0331
Abril	1.0301
Mayo	1.0281
Junio	1.0300
Julio	1.0261
Agosto	1.0155
Septiembre	1.0154
Octubre	1.0149
Noviembre	1.0097
Diciembre	1.0058

En el caso de productos que, en el ejercicio inmediato anterior, se hayan fijado en porcentajes, se continuarán aplicando durante el ejercicio fiscal de 2025 los porcentajes autorizados por la Secretaría de Hacienda y Crédito Público que se encuentren vigentes al 31 de diciembre de 2024 hasta en tanto dicha Secretaría no emita respuesta respecto de la solicitud de autorización para el ejercicio fiscal de 2025.

Los productos por concepto de penas convencionales, los que se establezcan como contraprestación derivada de una licitación, subasta o remate, los intereses, así como aquellos productos que provengan de arrendamientos o enajenaciones efectuadas tanto por el Instituto de Administración y Avalúos de Bienes Nacionales como por el Instituto para Devolver al Pueblo lo Robado y los accesorios de los productos, no requieren de autorización por parte de la Secretaría de Hacienda y Crédito Público para su cobro.

14 de 41

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

De los ingresos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado, respecto de los bienes propiedad del Gobierno Federal que hayan sido transferidos por la Tesorería de la Federación, el Instituto para Devolver al Pueblo lo Robado deberá descontar los importes necesarios para financiar otras transferencias o mandatos de la propia Tesorería; del monto restante hasta la cantidad que determine la Junta de Gobierno de dicho organismo se depositará en un fondo, manteniéndolo en una subcuenta específica, que se destinará a financiar otras transferencias o mandatos y el remanente será concentrado en la Tesorería de la Federación en los términos de las disposiciones aplicables.

De los ingresos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado, respecto de los bienes que pasan a propiedad del Fisco Federal conforme a las disposiciones fiscales, que hayan sido transferidos por el Servicio de Administración Tributaria, el Instituto para Devolver al Pueblo lo Robado deberá descontar los importes necesarios para financiar otras transferencias o mandatos de la citada entidad transferente; del monto restante hasta la cantidad que determine la Junta de Gobierno de dicho organismo se depositará en el fondo señalado en el párrafo anterior, manteniéndolo en una subcuenta específica, que se destinará a financiar otras transferencias o mandatos y el 75 por ciento del remanente será concentrado en la Tesorería de la Federación como aprovechamientos y tendrán el carácter de ingresos excedentes, los cuales serán destinados por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar, y el 25 por ciento restante será concentrado en la Tesorería de la Federación, en los términos de las disposiciones aplicables. Un mecanismo como el previsto en el presente párrafo, se aplicará a los ingresos provenientes de las enajenaciones de bienes de comercio exterior que transfieran las autoridades aduaneras, incluso para el pago de resarcimientos de bienes procedentes de comercio exterior que, por mandato de autoridad administrativa o jurisdiccional, el Instituto para Devolver al Pueblo lo Robado deba realizar. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Para los efectos de los dos párrafos anteriores, el Instituto para Devolver al Pueblo lo Robado remitirá de manera semestral a la Cámara de Diputados y a su Coordinadora de Sector, un informe que contenga el desglose de las operaciones efectuadas por motivo de las transferencias de bienes del Gobierno Federal de las autoridades mencionadas en los párrafos citados.

Los ingresos netos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado se podrán destinar hasta en un 100 por ciento a financiar otras transferencias o mandatos de la misma entidad transferente, así como para el pago de los créditos que hayan sido otorgados por la banca de desarrollo para cubrir los gastos de operación de los bienes transferidos, siempre que en el acta de entrega recepción de los bienes transferidos o en el convenio que al efecto se celebre se señale dicha situación. Lo anterior no resulta aplicable a las enajenaciones de bienes decomisados a que se refiere el décimo quinto párrafo del artículo 13 de esta Ley. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Los ingresos provenientes de la enajenación de los bienes en proceso de extinción de dominio y de aquellos sobre los que sea declarada la extinción de dominio y de sus frutos, así como su monetización en términos de la Ley Nacional de Extinción de Dominio, serán destinados a una cuenta especial en los términos que establece el artículo 239 de la Ley Nacional de Extinción de Dominio, previa deducción de los conceptos previstos en los artículos 234 y 237 de la Ley Nacional de Extinción de Dominio.

Tratándose de productos que no se hayan cobrado en el ejercicio inmediato anterior o que no se cobren de manera regular, las dependencias interesadas deberán someter para su aprobación a la Secretaría de Hacienda y Crédito Público el monto de los productos que pretendan cobrar, en un plazo no menor a 10 días anteriores a la fecha de su entrada en vigor.

Las dependencias de la Administración Pública Federal deberán informar a la Secretaría de Hacienda y Crédito Público, a más tardar en el mes de marzo de 2025, los conceptos y montos de los ingresos que hayan percibido por productos, así como de la concentración efectuada a la Tesorería de la Federación por dichos conceptos durante el ejercicio fiscal inmediato anterior.

15 de 41

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Las dependencias a que se refiere el párrafo anterior deberán presentar un informe a la Secretaría de Hacienda y Crédito Público, durante los primeros 15 días del mes de julio de 2025 respecto de los ingresos y su concepto que hayan percibido por productos durante el primer semestre del ejercicio fiscal citado, así como de los que tengan programado percibir durante el segundo semestre del mismo.

Artículo 12. Los ingresos que se recauden durante el ejercicio fiscal de 2025 se concentrarán en términos del artículo 22 de la Ley de Tesorería de la Federación, salvo en los siguientes casos:

I.

Se concentrarán en la Tesorería de la Federación, a más tardar el día hábil siguiente al de su recepción, los derechos y aprovechamientos, por el uso, goce, aprovechamiento o explotación del espectro radioeléctrico y los servicios vinculados a éste, incluidos entre otros las sanciones, penas convencionales, cuotas compensatorias, así como los aprovechamientos por infracciones a la Ley Federal de Competencia Económica y a la Ley Federal de Telecomunicaciones y Radiodifusión;

II.

Las entidades de control directo, los poderes Legislativo y Judicial y los órganos autónomos por disposición constitucional, sólo registrarán los ingresos que obtengan por cualquier concepto en el rubro correspondiente de esta Ley, salvo por lo dispuesto en la fracción I de este artículo, y deberán conservar a disposición de los órganos revisores de la Cuenta Pública Federal, la documentación comprobatoria de dichos ingresos.

Para los efectos del registro de los ingresos a que se refiere esta fracción, se deberá presentar a la Secretaría de Hacienda y Crédito Público la documentación comprobatoria de la obtención de dichos ingresos, o bien, de los informes avalados por el órgano interno de control o de la comisión respectiva del órgano de gobierno, según sea el caso, especificando los importes del impuesto al valor agregado que hayan trasladado por los actos o las actividades que dieron lugar a la obtención de los ingresos;

III.

Las entidades de control indirecto deberán informar a la Secretaría de Hacienda y Crédito Público sobre sus ingresos, a efecto de que se esté en posibilidad de elaborar los informes trimestrales que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria y se reflejen dentro de la Cuenta Pública Federal;

IV.

Los ingresos provenientes de las aportaciones de seguridad social destinadas al Instituto Mexicano del Seguro Social, al Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas, podrán ser recaudados por las oficinas de los propios institutos o por las instituciones de crédito que autorice la Secretaría de Hacienda y Crédito Público, debiendo cumplirse con los requisitos contables establecidos y reflejarse en la Cuenta Pública Federal, y

V.

Los ingresos que obtengan las instituciones educativas, planteles y centros de investigación de las dependencias que prestan servicios de educación media superior, superior, de posgrado, de investigación y de formación para el trabajo del sector público, por la prestación de servicios, venta de bienes derivados de sus actividades sustantivas o por cualquier otra vía, incluidos los que generen sus escuelas, centros y unidades de enseñanza y de investigación, formarán parte de su patrimonio, en su caso, serán administrados por las propias instituciones y se destinarán para sus finalidades y programas institucionales, de acuerdo con las disposiciones presupuestarias aplicables, sin perjuicio de la concentración en términos de la Ley de Tesorería de la Federación.

Las instituciones educativas, los planteles y centros de investigación de las dependencias que prestan servicios de educación media superior, superior, de posgrado, de investigación y de formación para el trabajo del sector público, deberán informar semestralmente a la Secretaría de Hacienda y Crédito Público el origen y aplicación de sus ingresos.

Los ingresos que provengan de proyectos de comercialización de certificados de reducción de gases de efecto invernadero, como dióxido de carbono y metano, se destinarán a las entidades o a las empresas públicas del Estado que los generen, para la realización del proyecto que los generó o proyectos de la misma naturaleza. Las entidades o las empresas públicas del Estado podrán celebrar convenios de colaboración con la iniciativa privada.

16 de 41

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Las contribuciones, productos o aprovechamientos a los que las leyes de carácter no fiscal otorguen una naturaleza distinta a la establecida en las leyes fiscales, tendrán la naturaleza establecida en las leyes fiscales. Se derogan las disposiciones que se opongan a lo previsto en este artículo, en su parte conducente.

Los ingresos que obtengan las dependencias y entidades que integran la Administración Pública Federal, a los que las leyes de carácter no fiscal otorguen una naturaleza distinta a los conceptos previstos en el artículo 1o. de esta Ley, se considerarán comprendidos en el numeral que le corresponda conforme al citado artículo.

Lo señalado en el presente artículo se establece sin perjuicio de la obligación de concentrar los recursos públicos al final del ejercicio en la Tesorería de la Federación, en los términos del artículo 54, párrafo tercero de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Los recursos públicos que se reintegren de un fideicomiso, mandato o análogo, así como aquellos remanentes a la extinción o terminación de la vigencia de esos instrumentos jurídicos, deberán ser concentrados en la Tesorería de la Federación bajo la naturaleza de aprovechamientos y se podrán destinar a los fines que determine la Secretaría de Hacienda y Crédito Público, salvo aquéllos para los que esté previsto un destino distinto en el instrumento correspondiente. Asimismo, los ingresos excedentes provenientes de los aprovechamientos a que se refiere el numeral 6.62.01, con excepción del numeral 6.62.01.04 del artículo 1o. de esta Ley, por concepto de recuperaciones de capital, se podrán destinar por la Secretaría de Hacienda y Crédito Público a gasto de inversión, así como a programas que permitan cumplir con los objetivos del Plan Nacional de Desarrollo y, en su caso, con las directrices que la persona titular del Ejecutivo Federal expida, en tanto se apruebe dicho Plan.

Artículo 13. Los ingresos que se recauden por concepto de bienes que pasen a ser propiedad del Fisco Federal se enterarán a la Tesorería de la Federación hasta el momento en que se cobre la contraprestación pactada por la enajenación de dichos bienes.

Tratándose de los gastos de ejecución que reciba el Fisco Federal, éstos se enterarán a la Tesorería de la Federación hasta el momento en el que efectivamente se cobren, sin clasificarlos en el concepto de la contribución o aprovechamiento del cual son accesorios.

Los ingresos que se enteren a la Tesorería de la Federación por concepto de bienes que pasen a ser propiedad del Fisco Federal o gastos de ejecución, serán los netos que resulten de restar al ingreso percibido las erogaciones efectuadas para realizar la enajenación de los bienes o para llevar a cabo el procedimiento administrativo de ejecución que dio lugar al cobro de los gastos de ejecución, así como las erogaciones a que se refiere el párrafo siguiente.

Los ingresos netos por enajenación de acciones, cesión de derechos, negociaciones y desincorporación de entidades paraestatales son los recursos efectivamente recibidos por el Gobierno Federal, una vez descontadas las erogaciones realizadas tales como comisiones que se paguen a agentes financieros, contribuciones, gastos de administración, de mantenimiento y de venta, honorarios de comisionados especiales que no sean servidores públicos encargados de dichos procesos, así como pagos de las reclamaciones procedentes que presenten los adquirentes o terceros, por pasivos ocultos, fiscales o de otra índole, activos inexistentes y asuntos en litigio y demás erogaciones análogas a todas las mencionadas. Con excepción de lo dispuesto en el octavo párrafo de este artículo para los procesos de desincorporación de entidades paraestatales, los ingresos netos a que se refiere este párrafo se enterarán o concentrarán, según corresponda, en la Tesorería de la Federación y deberán manifestarse tanto en los registros de la propia Tesorería como en la Cuenta Pública Federal.

Lo dispuesto en el párrafo anterior será aplicable a la enajenación de acciones y cesión de derechos cuando impliquen contrataciones de terceros para llevar a cabo tales procesos, las cuales deberán sujetarse a lo dispuesto por la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público.

Además de los conceptos señalados en los párrafos tercero y cuarto del presente artículo, a los ingresos que se obtengan por la enajenación de bienes, incluyendo acciones, por la enajenación y recuperación de activos financieros y por la cesión de derechos, todos ellos propiedad del Gobierno Federal, o de cualquier entidad transferente en términos de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, así como por la desincorporación de entidades, se les podrá descontar un porcentaje, por concepto de gastos indirectos de operación, que no podrá ser mayor del 7 por ciento, a favor del Instituto para Devolver al Pueblo lo Robado, cuando a éste se le haya encomendado la ejecución de dichos procedimientos. Este porcentaje será autorizado por la Junta de Gobierno de la citada entidad, y se destinará a financiar, junto con los recursos fiscales y patrimoniales del organismo, las operaciones de éste. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

17 de 41

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Los recursos remanentes de los procesos de desincorporación de entidades concluidos que no cuenten con destino específico en las disposiciones aplicables, se concentrarán en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos y se podrán destinar por la Secretaría de Hacienda y Crédito Público a programas que permitan cumplir con los objetivos del Plan Nacional de Desarrollo y, en su caso, con las directrices que la persona titular del Ejecutivo Federal expida en tanto se apruebe dicho Plan, sin perjuicio de lo señalado en el párrafo siguiente.

En el supuesto de que la Comisión Intersecretarial de Gasto Público, Financiamiento y Desincorporación emita opinión favorable en el sentido de que los recursos remanentes a que se refiere el párrafo anterior de los procesos de desincorporación de entidades concluidos se destinen para cubrir los gastos y pasivos derivados de los procesos de desincorporación de entidades deficitarios, directamente o por conducto del Fondo de Desincorporación de Entidades, no será necesario concentrar esos remanentes en la Tesorería de la Federación. Estos recursos deberán identificarse por el liquidador, fiduciario o responsable del proceso en una subcuenta específica.

Los pasivos a cargo de organismos descentralizados en proceso de desincorporación que tengan como acreedor al Gobierno Federal, con excepción de aquéllos que tengan el carácter de crédito fiscal, quedarán extinguidos de pleno derecho sin necesidad de autorización alguna, y los créditos quedarán cancelados de las cuentas públicas.

Los recursos remanentes de los procesos de desincorporación de entidades que se encuentren en el Fondo de Desincorporación de Entidades, podrán permanecer afectos a éste para hacer frente a los gastos y pasivos de los procesos de desincorporación de entidades deficitarios, previa opinión de la Comisión Intersecretarial de Gasto Público, Financiamiento y Desincorporación. No se considerará enajenación la transmisión de bienes y derechos al Fondo de Desincorporación de Entidades que, con la opinión favorable de dicha Comisión, efectúen las entidades en proceso de desincorporación, para concluir las actividades residuales del proceso respectivo.

Tratándose de los procesos de desincorporación de entidades constituidas o en las que participen entidades paraestatales no apoyadas u otras entidades con recursos propios, los recursos remanentes que les correspondan de dichos procesos ingresarán a sus respectivas tesorerías para hacer frente a sus gastos.

Los recursos disponibles de los convenios de cesión de derechos y obligaciones suscritos, como parte de la estrategia de conclusión de los procesos de desincorporación de entidades, entre el Instituto para Devolver al Pueblo lo Robado y las entidades cuyos procesos de desincorporación concluyeron, podrán ser utilizados por éste, para sufragar las erogaciones relacionadas al cumplimiento de su objeto, relativo a la atención de encargos bajo su administración, cuando éstos sean deficitarios. Lo anterior, estará sujeto, al cumplimiento de las directrices que se emitan para tal efecto, así como a la autorización de la Junta de Gobierno del Instituto para Devolver al Pueblo lo Robado, previa aprobación de los órganos colegiados competentes.

Los ingresos obtenidos por la venta de bienes asegurados a favor del Gobierno Federal, incluyendo numerario, así como de los que se obtengan de la conversión de divisas, cuya administración y destino hayan sido encomendados al Instituto para Devolver al Pueblo lo Robado, en términos de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, serán destinados a un fondo en los términos del artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, previa deducción de los conceptos previstos en los artículos 90, 92 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público. Los recursos que se concentren en la Tesorería de la Federación se considerarán aprovechamientos y se destinarán a los fines que determine el Gabinete Social de la Presidencia de la República, en términos de las disposiciones aplicables.

Los ingresos provenientes de numerario, así como de los que se obtengan de la conversión de divisas y de la enajenación de bienes, activos o empresas que realice el Instituto para Devolver al Pueblo lo Robado, que hayan sido declarados abandonados por parte de las instancias competentes, distintos a los señalados en el párrafo décimo séptimo del presente artículo y que se concentren en la Tesorería de la Federación, se considerarán aprovechamientos y se destinarán a los fines que determine el Gabinete Social de la Presidencia de la República, en términos de las disposiciones aplicables. Lo anterior sin perjuicio de lo dispuesto en los artículos 89, 92 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

18 de 41

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

El numerario decomisado y los ingresos provenientes de la enajenación de bienes decomisados y de sus frutos, a que se refiere la fracción I del artículo 1o. de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, una vez satisfecha la reparación a la víctima, y previa deducción de los gastos indirectos de operación que correspondan, se entregarán en partes iguales, al Poder Judicial de la Federación, a la Fiscalía General de la República, a la Comisión Ejecutiva de Atención a Víctimas para el pago de las ayudas, asistencia y reparación integral a víctimas, en términos de la Ley General de Víctimas y demás disposiciones aplicables, y al financiamiento de programas sociales conforme a los objetivos establecidos en el Plan Nacional de Desarrollo y, en su caso, con las directrices que la persona titular del Ejecutivo Federal expida en tanto se apruebe dicho Plan u otras políticas prioritarias, conforme lo determine el Gabinete Social de la Presidencia de la República.

Los ingresos que la Federación obtenga en términos del artículo 71 de la Ley General de Víctimas, serán destinados a la Comisión Ejecutiva de Atención a Víctimas conforme a lo señalado en el párrafo anterior.

Los ingresos provenientes de la enajenación que realice el Instituto para Devolver al Pueblo lo Robado de vehículos declarados abandonados por la Secretaría de Infraestructura, Comunicaciones y Transportes en depósito de guarda y custodia en locales permisionados por dicha dependencia, se destinarán de conformidad con lo establecido en el artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público. De la cantidad restante a los permisionarios federales se les cubrirán los adeudos generados hasta con el 30 por ciento de los remanentes de los ingresos y el resto se enterará a la Tesorería de la Federación. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en el artículo 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Artículo 14. Se aplicará lo establecido en esta Ley a los ingresos que por cualquier concepto reciban las entidades de la Administración Pública Federal paraestatal que estén sujetas a control en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, de su Reglamento y del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2025, entre las que se comprende de manera enunciativa a las siguientes:

I.	Instituto Mexicano del Seguro Social, y

II.	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

Las entidades a que se refiere este artículo deberán estar inscritas en el Registro Federal de Contribuyentes y llevar contabilidad en los términos de las disposiciones fiscales, así como presentar las declaraciones informativas que correspondan en los términos de dichas disposiciones.

Artículo 15. Durante el ejercicio fiscal de 2025, los contribuyentes a los que se les impongan multas por infracciones derivadas del incumplimiento de obligaciones fiscales federales distintas a las obligaciones de pago, entre otras, las relacionadas con el Registro Federal de Contribuyentes, con la presentación de declaraciones, solicitudes o avisos y con la obligación de llevar contabilidad, así como aquéllos a los que se les impongan multas por no efectuar los pagos provisionales de una contribución, de conformidad con lo dispuesto en el artículo 81, fracción IV, del Código Fiscal de la Federación, con excepción de las impuestas por declarar pérdidas fiscales en exceso y las contempladas en el artículo 85, fracción I del citado Código, independientemente del ejercicio por el que corrijan su situación derivado del ejercicio de facultades de comprobación, pagarán el 50 por ciento de la multa que les corresponda si llevan a cabo dicho pago después de que las autoridades fiscales inicien el ejercicio de sus facultades de comprobación y hasta antes de que se levante el acta final de la visita domiciliaria o se notifique el oficio de observaciones a que se refiere la fracción IV del artículo 48 del Código Fiscal de la Federación, siempre y cuando, además de dicha multa, se paguen las contribuciones omitidas y sus accesorios, cuando sea procedente.

Cuando los contribuyentes a los que se les impongan multas por las infracciones señaladas en el párrafo anterior corrijan su situación fiscal y paguen las contribuciones omitidas junto con sus accesorios, en su caso, después de que se levante el acta final de la visita domiciliaria, se notifique el oficio de observaciones a que se refiere la fracción IV del artículo 48 del Código Fiscal de la Federación o se notifique la resolución provisional a que se refiere el artículo 53-B, primer párrafo, fracción I del citado Código, pero antes de que se notifique la resolución que determine el monto de las contribuciones omitidas o la resolución definitiva a que se refiere el citado artículo 53-B, los contribuyentes pagarán el 60 por ciento de la multa que les corresponda siempre que se cumplan los demás requisitos exigidos en el párrafo anterior.

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Artículo 16. Durante el ejercicio fiscal de 2025, se estará a lo siguiente:

A.	En materia de estímulos fiscales:

I.

Se otorga un estímulo fiscal a las personas que realicen actividades empresariales, que obtengan en el ejercicio fiscal en el que adquieran el diésel o el biodiésel y sus mezclas, ingresos totales anuales para los efectos del impuesto sobre la renta menores a 60 millones de pesos y que para determinar su utilidad puedan deducir dichos combustibles cuando los importen o adquieran para su consumo final, siempre que se utilicen exclusivamente como combustible en maquinaria en general, excepto vehículos, consistente en permitir el acreditamiento de un monto equivalente al impuesto especial sobre producción y servicios que las personas que enajenen diésel o biodiésel y sus mezclas en territorio nacional hayan causado por la enajenación de dichos combustibles, en términos del artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o numeral 2, según corresponda al tipo de combustible, de la Ley del Impuesto Especial sobre Producción y Servicios, así como el acreditamiento del impuesto a que se refiere el numeral 1, subinciso c) o numeral 2 citados, que hayan pagado en su importación. El estímulo será aplicable únicamente cuando se cumplan con los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria. El estímulo no podrá ser aplicable por las personas morales que se consideran partes relacionadas de acuerdo con el artículo 179 de la Ley del Impuesto sobre la Renta. Para los efectos de este párrafo, no se considerarán dentro de los ingresos totales, los provenientes de la enajenación de activos fijos o activos fijos y terrenos de su propiedad que hubiesen estado afectos a su actividad.

El estímulo a que se refiere el párrafo anterior también será aplicable a los vehículos marinos siempre que se cumplan los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria.

Adicionalmente, para que proceda la aplicación del estímulo al biodiésel y sus mezclas, el beneficiario deberá contar con el pedimento de importación o con el comprobante fiscal correspondiente a la adquisición del biodiésel o sus mezclas, en el que se consigne la cantidad de cada uno de los combustibles que se contenga en el caso de las mezclas y tratándose del comprobante fiscal de adquisición, deberá contar también con el número del pedimento de importación con el que se llevó a cabo la importación del citado combustible y deberá recabar de su proveedor una copia del pedimento de importación citado en el comprobante. En caso de que en el pedimento de importación o en el comprobante fiscal de adquisición no se asienten los datos mencionados o que en este último caso no se cuente con la copia del pedimento de importación, no procederá la aplicación del estímulo al biodiésel y sus mezclas;

II.	Para los efectos de lo dispuesto en la fracción anterior, los contribuyentes estarán a lo siguiente:

1.

El monto que se podrá acreditar será el que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda conforme al artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, según corresponda al tipo de combustible, con los ajustes que, en su caso, correspondan, vigente en el momento en que se haya realizado la importación o adquisición del diésel o el biodiésel y sus mezclas, por el número de litros de diésel o de biodiésel y sus mezclas importados o adquiridos.

En ningún caso procederá la devolución de las cantidades a que se refiere este numeral.

2.

Las personas dedicadas a las actividades agropecuarias o silvícolas que se dediquen exclusivamente a estas actividades conforme al párrafo sexto del artículo 74 de la Ley del Impuesto sobre la Renta, que utilicen el diésel o el biodiésel y sus mezclas en dichas actividades, podrán acreditar un monto equivalente a la cantidad que resulte de multiplicar el valor en aduana del pedimento de importación o el precio consignado en el comprobante fiscal de adquisición del diésel o del biodiésel y sus mezclas en las estaciones de servicio, incluido el impuesto al valor agregado, por el factor de 0.355, en lugar de aplicar lo dispuesto en el numeral anterior. Para la determinación del estímulo en los términos de este párrafo, no se considerará el impuesto correspondiente al artículo 2o.-A de la Ley del Impuesto Especial sobre Producción y Servicios, incluido dentro del precio señalado.

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El acreditamiento a que se refiere la fracción anterior podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se importe o adquiera el diésel o biodiésel y sus mezclas, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad;

III.

Las personas morales que se dediquen exclusivamente a actividades agropecuarias o silvícolas en los términos del párrafo sexto del artículo 74 de la Ley del Impuesto sobre la Renta, que importen o adquieran diésel o biodiésel y sus mezclas para su consumo final en dichas actividades agropecuarias o silvícolas comprendidas en la fracción I del presente apartado podrán solicitar la devolución del monto del impuesto especial sobre producción y servicios que tuvieran derecho a acreditar en los términos de la fracción II que antecede, en lugar de efectuar el acreditamiento a que la misma se refiere, siempre que cumplan con lo dispuesto en esta fracción.

Las personas morales que cumplan con sus obligaciones fiscales en los términos de los artículos 74 y 75 del Capítulo VIII del Título II de la Ley del Impuesto sobre la Renta, que podrán solicitar la devolución a que se refiere esta fracción, serán aquéllas cuyos ingresos en el ejercicio inmediato anterior no hayan excedido el equivalente a veinte veces el valor anual de la Unidad de Medida y Actualización vigente en el año 2024, por cada uno de los socios o asociados, sin exceder de doscientas veces el valor anual de la Unidad de Medida y Actualización vigente en el año 2024, y acrediten ante el Servicio de Administración Tributaria haber realizado actividades exclusivamente agropecuarias o silvícolas, y que el combustible se utilizó en maquinaria para la realización de las citadas actividades. El monto de la devolución no podrá ser superior a 1,495.39 pesos mensuales, por cada uno de los socios o asociados, sin que exceda en su totalidad de 14,947.81 pesos mensuales.

La devolución correspondiente deberá ser solicitada trimestralmente en los meses de abril, julio y octubre de 2025 y enero de 2026.

Las personas a que se refiere el primer párrafo de esta fracción deberán llevar un registro de control de consumo de diésel o de biodiésel y sus mezclas, en el que asienten mensualmente la totalidad del diésel o del biodiésel y sus mezclas que utilicen para sus actividades agropecuarias o silvícolas en los términos de la fracción I de este artículo, en el que se deberá distinguir entre el diésel o el biodiésel y sus mezclas que se hubiera destinado para los fines a que se refiere dicha fracción, del diésel o del biodiésel y sus mezclas utilizado para otros fines. Este registro deberá estar a disposición de las autoridades fiscales por el plazo a que se esté obligado a conservar la contabilidad en los términos de las disposiciones fiscales.

La devolución a que se refiere esta fracción se deberá solicitar al Servicio de Administración Tributaria acompañando la documentación prevista en la presente fracción, así como aquélla que dicho órgano desconcentrado determine mediante reglas de carácter general.

El derecho para la devolución del impuesto especial sobre producción y servicios tendrá una vigencia de un año contado a partir de la fecha en que se hubiere efectuado la importación o adquisición del diésel o del biodiésel y sus mezclas cumpliendo con los requisitos señalados en esta fracción, en el entendido de que quien no solicite oportunamente su devolución, perderá el derecho de realizarlo con posterioridad a dicho año.

Los derechos previstos en esta fracción y en la fracción II de este artículo no serán aplicables a los contribuyentes que utilicen el diésel o el biodiésel y sus mezclas en bienes destinados al autotransporte de personas o efectos a través de carreteras o caminos;

IV.

Se otorga un estímulo fiscal a los contribuyentes que importen o adquieran diésel o biodiésel y sus mezclas para su consumo final y que sea para uso automotriz en vehículos que se destinen exclusivamente al transporte público y privado, de personas o de carga, así como el turístico, consistente en permitir el acreditamiento de un monto equivalente al impuesto especial

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sobre producción y servicios que las personas que enajenen diésel o biodiésel y sus mezclas en territorio nacional hayan causado por la enajenación de estos combustibles en términos del artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o el numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, según corresponda al tipo de combustible, con los ajustes que en su caso correspondan, así como el acreditamiento del impuesto a que se refiere el numeral 1, subinciso c) o el numeral 2 citados, que hayan pagado en su importación.

Para los efectos del párrafo anterior, el monto que se podrá acreditar será el que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda según el tipo de combustible, conforme al artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o el numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, con los ajustes que, en su caso, correspondan, vigente en el momento en que se haya realizado la importación o adquisición del diésel o del biodiésel y sus mezclas, por el número de litros importados o adquiridos.

El acreditamiento a que se refiere esta fracción únicamente podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se importe o adquiera el diésel o biodiésel y sus mezclas, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Para que proceda el acreditamiento a que se refiere esta fracción, el pago por la importación o adquisición de diésel o de biodiésel y sus mezclas a distribuidores o estaciones de servicio, deberá efectuarse con: monedero electrónico autorizado por el Servicio de Administración Tributaria; tarjeta de crédito, débito o de servicios, expedida a favor del contribuyente que pretenda hacer el acreditamiento; con cheque nominativo expedido por el importador o adquirente para abono en cuenta del enajenante, o bien, transferencia electrónica de fondos desde cuentas abiertas a nombre del contribuyente en instituciones que componen el sistema financiero y las entidades que para tal efecto autorice el Banco de México.

En ningún caso este beneficio podrá ser utilizado por los contribuyentes que presten preponderantemente sus servicios a otra persona moral residente en el país o en el extranjero, que se considere parte relacionada, de acuerdo al artículo 179 de la Ley del Impuesto sobre la Renta.

Adicionalmente, para que proceda la aplicación del estímulo al biodiésel y sus mezclas, el beneficiario deberá contar con el pedimento de importación o con el comprobante fiscal correspondiente a la adquisición del biodiésel o sus mezclas, en el que se consigne la cantidad de cada uno de los combustibles que se contenga en el caso de las mezclas y tratándose del comprobante de adquisición, deberá contar también con el número del pedimento de importación con el que se llevó a cabo la importación del citado combustible y deberá recabar de su proveedor una copia del pedimento de importación citado en el comprobante. En caso de que en el pedimento de importación o en el comprobante fiscal de adquisición no se asienten los datos mencionados o que en este último caso no se cuente con la copia del pedimento de importación, no procederá la aplicación del estímulo al biodiésel y sus mezclas.

Los beneficiarios del estímulo previsto en esta fracción deberán llevar los controles y registros que mediante reglas de carácter general establezca el Servicio de Administración Tributaria.

Para los efectos de la presente fracción y la fracción V de este apartado, se entiende por transporte privado de personas o de carga, aquél que realizan los contribuyentes con vehículos de su propiedad o con vehículos que tengan en arrendamiento, incluyendo el arrendamiento financiero, para transportar bienes propios o su personal, o bienes o personal, relacionados con sus actividades económicas, sin que por ello se genere un cobro;

V.

Se otorga un estímulo fiscal a los contribuyentes que se dediquen exclusivamente al transporte terrestre público y privado, de carga o pasaje, así como el turístico, que utilizan la Red Nacional de Autopistas de Cuota, que obtengan en el ejercicio fiscal en el que hagan uso de la infraestructura carretera de cuota, ingresos totales anuales para los efectos del impuesto sobre la renta menores a 300 millones de pesos, consistente en permitir un acreditamiento de los gastos realizados en el pago de los servicios por el uso de la infraestructura mencionada hasta en un 50 por ciento del

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gasto total erogado por este concepto. El estímulo será aplicable únicamente cuando se cumplan con los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria. El estímulo no podrá ser aplicable por las personas morales que se consideran partes relacionadas de acuerdo con el artículo 179 de la Ley del Impuesto sobre la Renta. Para los efectos de este párrafo, no se considerarán dentro de los ingresos totales, los provenientes de la enajenación de activos fijos o activos fijos y terrenos de su propiedad que hubiesen estado afectos a su actividad.

El acreditamiento a que se refiere esta fracción únicamente podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se realicen los gastos a que se refiere la presente fracción, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general que determinen los porcentajes máximos de acreditamiento por tramo carretero y demás disposiciones que considere necesarias para la correcta aplicación del beneficio contenido en esta fracción;

VI.

Se otorga un estímulo fiscal a los adquirentes que utilicen los combustibles fósiles a que se refiere el artículo 2o., fracción I, inciso H) de la Ley del Impuesto Especial sobre Producción y Servicios, en sus procesos productivos para la elaboración de otros bienes y que en su proceso productivo no se destinen a la combustión.

El estímulo fiscal señalado en esta fracción será igual al monto que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda, por la cantidad del combustible consumido en un mes, que no se haya sometido a un proceso de combustión.

El monto que resulte conforme a lo señalado en el párrafo anterior únicamente podrá ser acreditado contra el impuesto sobre la renta causado en el ejercicio que tenga el contribuyente, correspondiente al mismo ejercicio en que se adquieran los combustibles a que se refiere la presente fracción, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general que determinen los porcentajes máximos de utilización del combustible no sujeto a un proceso de combustión por tipos de industria, respecto de los litros o toneladas, según corresponda al tipo de combustible de que se trate, adquiridos en un mes de calendario, así como las demás disposiciones que considere necesarias para la correcta aplicación de este estímulo fiscal;

VII.

Se otorga un estímulo fiscal a los contribuyentes titulares de concesiones y asignaciones mineras cuyos ingresos brutos totales anuales por venta o enajenación de minerales y sustancias a que se refiere la Ley de Minería, sean menores a 50 millones de pesos, consistente en permitir el acreditamiento del derecho especial sobre minería a que se refiere el artículo 268 de la Ley Federal de Derechos que hayan pagado en el ejercicio de que se trate.

El acreditamiento a que se refiere esta fracción, únicamente podrá efectuarse contra el impuesto sobre la renta que tengan los concesionarios o asignatarios mineros a su cargo, correspondiente al mismo ejercicio en que se haya determinado el estímulo, y

VIII.

Se otorga un estímulo fiscal a las personas físicas y morales residentes en México que enajenen libros, periódicos y revistas, cuyos ingresos totales en el ejercicio inmediato anterior no hubieran excedido de la cantidad de 6 millones de pesos, y que dichos ingresos obtenidos en el ejercicio por la enajenación de libros, periódicos y revistas represente al menos el 90 por ciento de los ingresos totales del contribuyente en el ejercicio de que se trate.

El estímulo a que se refiere el párrafo anterior consiste en una deducción adicional para los efectos del impuesto sobre la renta, por un monto equivalente al 8 por ciento del costo de los libros, periódicos y revistas que adquiera el contribuyente.

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Las personas físicas y morales no acumularán el monto del estímulo fiscal a que hace referencia esta fracción, para los efectos de la Ley del Impuesto sobre la Renta.

Los beneficiarios de los estímulos fiscales previstos en las fracciones I, IV, V, VI y VII de este apartado quedarán obligados a proporcionar la información que les requieran las autoridades fiscales dentro del plazo que para tal efecto señalen.

Los beneficios que se otorgan en las fracciones I, II y III del presente apartado no podrán ser acumulables con ningún otro estímulo fiscal establecido en esta Ley.

Los estímulos establecidos en las fracciones IV y V de este apartado podrán ser acumulables entre sí, pero no con los demás estímulos establecidos en la presente Ley.

Los estímulos fiscales que se otorgan en el presente apartado están condicionados a que los beneficiarios de los mismos cumplan con los requisitos que para cada uno de ellos se establece en la presente Ley.

Los beneficiarios de los estímulos fiscales previstos en las fracciones I a VII de este apartado, considerarán como ingresos acumulables para los efectos del impuesto sobre la renta los estímulos fiscales a que se refieren las fracciones mencionadas en el momento en que efectivamente los acrediten.

B.	En materia de exenciones:

Se exime del pago del derecho de trámite aduanero que se cause por la importación de gas natural, en los términos del artículo 49 de la Ley Federal de Derechos.

Se faculta al Servicio de Administración Tributaria para emitir las reglas generales que sean necesarias para la aplicación del contenido previsto en este artículo.

Artículo 17. Se derogan las disposiciones que contengan exenciones, totales o parciales, o consideren a personas como no sujetos de contribuciones federales, otorguen tratamientos preferenciales o diferenciales en materia de ingresos y contribuciones federales, distintos de los establecidos en la presente Ley, en el Código Fiscal de la Federación, en la Ley de Ingresos sobre Hidrocarburos, ordenamientos legales referentes a empresas públicas del Estado, organismos descentralizados federales que prestan los servicios de seguridad social, decretos presidenciales, tratados internacionales y las leyes que establecen dichas contribuciones, así como los reglamentos de las mismas.

Lo dispuesto en el párrafo anterior también será aplicable cuando las disposiciones que contengan exenciones, totales o parciales, o consideren a personas como no sujetos de contribuciones federales, otorguen tratamientos preferenciales o diferenciales en materia de ingresos y contribuciones federales, se encuentren contenidas en normas jurídicas que tengan por objeto la creación o las bases de organización o funcionamiento de los entes públicos o empresas de participación estatal, cualquiera que sea su naturaleza.

Se derogan las disposiciones que establezcan que los ingresos que obtengan las dependencias u órganos por concepto de derechos, productos o aprovechamientos, tienen un destino específico, distintas de las contenidas en el Código Fiscal de la Federación, en la presente Ley y en las demás leyes fiscales.

Se derogan las disposiciones contenidas en leyes de carácter no fiscal que establezcan que los ingresos que obtengan las dependencias u órganos, incluyendo a sus órganos administrativos desconcentrados, o entidades, por concepto de derechos, productos o aprovechamientos, e ingresos de cualquier otra naturaleza, serán considerados como ingresos excedentes en el ejercicio fiscal en que se generen.

Artículo 18. Los ingresos acumulados que obtengan en exceso a los previstos en el calendario que publique la Secretaría de Hacienda y Crédito Público de los ingresos contemplados en el artículo 1o. de esta Ley, los poderes Legislativo y Judicial de la Federación, los tribunales administrativos, los órganos autónomos por disposición constitucional, las dependencias del Ejecutivo Federal y sus órganos administrativos desconcentrados, así como las entidades, se deberán aplicar en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento, sin perjuicio de lo dispuesto en el artículo 12 de esta Ley.

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Para determinar los ingresos excedentes de la unidad generadora de las dependencias a que se refiere el primer párrafo de este artículo, se considerará la diferencia positiva que resulte de disminuir los ingresos acumulados estimados de la dependencia en la Ley de Ingresos de la Federación, a los enteros acumulados efectuados por dicha dependencia a la Tesorería de la Federación, en el periodo que corresponda.

Se entiende por unidad generadora de los ingresos de la dependencia, cada uno de los establecimientos de la misma en los que se otorga o proporciona, de manera autónoma e integral, el uso, goce, aprovechamiento o explotación de bienes o el servicio por el cual se cobra el aprovechamiento o producto, según sea el caso.

Se faculta a la Secretaría de Hacienda y Crédito Público para que en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento, emita dictámenes y reciba notificaciones, de ingresos excedentes que generen las dependencias, sus órganos administrativos desconcentrados y entidades.

Artículo 19. Los ingresos excedentes a que se refiere el artículo anterior, se clasifican de la siguiente manera:

I.

Ingresos inherentes a las funciones de la dependencia o entidad, los cuales se generan en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades relacionadas directamente con las funciones recurrentes de la institución;

II.

Ingresos no inherentes a las funciones de la dependencia o entidad, los cuales se obtienen en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades que no guardan relación directa con las funciones recurrentes de la institución;

III.

Ingresos de carácter excepcional, los cuales se obtienen en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades de carácter excepcional que no guardan relación directa con las atribuciones de la dependencia o entidad, tales como la recuperación de seguros, los donativos en dinero y la enajenación de bienes muebles, y

IV.

Ingresos de los poderes Legislativo y Judicial de la Federación, así como de los tribunales administrativos y de los órganos constitucionales autónomos. No se incluyen en esta fracción los aprovechamientos por infracciones a la Ley Federal de Competencia Económica y a la Ley Federal de Telecomunicaciones y Radiodifusión ni aquéllos por concepto de derechos y aprovechamientos por el uso, goce, aprovechamiento o explotación del espectro radioeléctrico y los servicios vinculados a éste, los cuales se sujetan a lo dispuesto en el artículo 12, fracción I, de esta Ley.

La Secretaría de Hacienda y Crédito Público tendrá la facultad de fijar o modificar en una lista la clasificación de los ingresos a que se refieren las fracciones I, II y III de este artículo. Dicha lista se dará a conocer a las dependencias y entidades a más tardar el último día hábil de enero de 2025 y durante dicho ejercicio fiscal, conforme se modifiquen.

Los ingresos a que se refiere la fracción III de este artículo se aplicarán en los términos de lo previsto en la fracción II y penúltimo párrafo del artículo 19 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Artículo 20. Quedan sin efecto las exenciones relativas a los gravámenes a bienes inmuebles previstas en leyes federales a favor de organismos descentralizados sobre contribuciones locales, salvo en lo que se refiere a bienes propiedad de dichos organismos que se consideren del dominio público de la Federación.

Artículo 21. Durante el ejercicio fiscal de 2025 la tasa de retención anual a que se refieren los artículos 54 y 135 de la Ley del Impuesto sobre la Renta será del 0.50 por ciento. La metodología para calcular dicha tasa es la siguiente:

I.	Se determinó la tasa de rendimiento promedio ponderado de los valores públicos por el periodo comprendido de agosto de 2020 a julio de 2023, conforme a lo siguiente:

a)	Se tomaron las tasas promedio mensuales por instrumento, de los valores públicos publicados por el Banco de México.

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b)

Se determinó el factor de ponderación mensual por instrumento, dividiendo las subastas mensuales de cada instrumento entre el total de las subastas de todos los instrumentos públicos efectuadas al mes.

c)

Para calcular la tasa ponderada mensual por instrumento, se multiplicó la tasa promedio mensual de cada instrumento por su respectivo factor de ponderación mensual, determinado conforme al inciso anterior.

d)	Para determinar la tasa ponderada mensual de valores públicos se sumó la tasa ponderada mensual por cada instrumento.

e)

La tasa de rendimiento promedio ponderado de valores públicos correspondiente al periodo de agosto de 2020 a julio de 2023, se determinó con el promedio simple de las tasas ponderadas mensuales determinadas conforme al inciso anterior del mencionado periodo;

II.

Se tomaron las tasas promedio ponderadas mensuales de valores privados por instrumento publicadas por el Banco de México y se determinó el promedio simple de dichos valores correspondiente al periodo de agosto de 2020 a julio de 2023;

III.

Se determinó un factor ponderado de los instrumentos públicos y privados en función al saldo promedio en circulación de los valores públicos y privados correspondientes al periodo de agosto de 2020 a julio de 2023, publicados por el Banco de México;

IV.

Para obtener la tasa ponderada de instrumentos públicos y privados, se multiplicaron las tasas promedio ponderadas de valores públicos y privados, determinados conforme a las fracciones I y II de este artículo, por su respectivo factor de ponderación, determinado conforme a la fracción anterior, y posteriormente se sumaron dichos valores ponderados;

V.

Al valor obtenido conforme a la fracción anterior se disminuyó el valor promedio de la inflación mensual interanual del índice general correspondiente a cada uno de los meses del periodo de agosto de 2020 a julio de 2023, del Índice Nacional de Precios al Consumidor, publicado por el Instituto Nacional de Estadística y Geografía, y

VI.

La tasa de retención anual es el resultado de multiplicar el valor obtenido conforme a la fracción V de este artículo por la tasa correspondiente al último tramo de la tarifa del artículo 152 de la Ley del Impuesto sobre la Renta.

Artículo 22. Para los efectos del impuesto sobre la renta y del Código Fiscal de la Federación, se estará a lo siguiente:

I.

Las personas físicas que tengan su casa habitación en las zonas afectadas por los sismos ocurridos en México los días 7 y 19 de septiembre de 2017, que tributen en los términos del Título IV de la Ley del Impuesto sobre la Renta, no considerarán como ingresos acumulables para efectos de dicha Ley, los ingresos por apoyos económicos o monetarios que reciban de personas morales o fideicomisos autorizados para recibir donativos deducibles del impuesto sobre la renta, siempre que dichos apoyos económicos o monetarios se destinen para la reconstrucción o reparación de su casa habitación.

Para los efectos del párrafo anterior, se consideran zonas afectadas los municipios de los Estados afectados por los sismos ocurridos los días 7 y 19 de septiembre de 2017, que se listen en las declaratorias de desastre natural correspondientes, publicadas en el Diario Oficial de la Federación;

II.

Para los efectos de los artículos 82, fracción IV de la Ley del Impuesto sobre la Renta y 138 de su Reglamento, se considera que las organizaciones civiles y fideicomisos autorizados para recibir donativos deducibles en los términos de dicha Ley, cumplen con el objeto social autorizado para estos efectos, cuando otorguen donativos a organizaciones civiles o fideicomisos que no cuenten con autorización para recibir donativos de conformidad con la Ley del Impuesto sobre la Renta y cuyo objeto exclusivo sea realizar labores de rescate y reconstrucción en casos de desastres naturales, siempre que se cumpla con los siguientes requisitos:

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a)	Tratándose de las organizaciones civiles y fideicomisos autorizados para recibir donativos, se deberá cumplir con lo siguiente:

1.

Contar con autorización vigente para recibir donativos al menos durante los 5 años previos al momento en que se realice la donación, y que durante ese periodo la autorización correspondiente no haya sido revocada o no renovada.

2.	Haber obtenido ingresos en el ejercicio inmediato anterior cuando menos de 5 millones de pesos.

3.	Auditar sus estados financieros.

4.

Presentar un informe respecto de los donativos que se otorguen a organizaciones o fideicomisos que no tengan el carácter de donatarias autorizadas que se dediquen a realizar labores de rescate y reconstrucción ocasionados por desastres naturales.

5.	No otorgar donativos a partidos políticos, sindicatos, instituciones religiosas o de gobierno.

6.

Presentar un listado con el nombre, denominación o razón social y Registro Federal de Contribuyentes de las organizaciones civiles o fideicomisos que no cuenten con la autorización para recibir donativos a las cuales se les otorgó el donativo.

b)	Tratándose de las organizaciones civiles y fideicomisos que no cuenten con autorización para recibir donativos, a que se refiere el primer párrafo de esta fracción, deberán cumplir con lo siguiente:

1.	Estar inscritas en el Registro Federal de Contribuyentes.

2.	Comprobar que han efectuado operaciones de atención de desastres, emergencias o contingencias por lo menos durante 3 años anteriores a la fecha de recepción del donativo.

3.	No haber sido donataria autorizada a la que se le haya revocado o no renovado la autorización.

4.	Ubicarse en alguno de los municipios o en las demarcaciones territoriales de la Ciudad de México, de las zonas afectadas por el desastre natural de que se trate.

5.

Presentar un informe ante el Servicio de Administración Tributaria, en el que se detalle el uso y destino de los bienes o recursos recibidos, incluyendo una relación de los folios de los Comprobantes Fiscales Digitales por Internet y la documentación con la que compruebe la realización de las operaciones que amparan dichos comprobantes.

6.	Devolver los remanentes de los recursos recibidos no utilizados para el fin que fueron otorgados a la donataria autorizada.

7.	Hacer pública la información de los donativos recibidos en su página de Internet o, en caso de no contar con una, en la página de la donataria autorizada.

El Servicio de Administración Tributaria podrá expedir reglas de carácter general necesarias para la debida y correcta aplicación de esta fracción;

III.

Para los efectos del artículo 113-E, noveno párrafo de la Ley del Impuesto sobre la Renta, las personas físicas que se dediquen exclusivamente a las actividades agrícolas, ganaderas, silvícolas o pesqueras, que tributen conforme a la Sección IV, Capítulo II, del Título IV de la Ley del Impuesto sobre la Renta, cuyos ingresos en el ejercicio excedan de 900 mil pesos efectivamente cobrados, deben pagar el impuesto sobre la renta conforme a dicha Sección únicamente por el monto que exceda de dicho límite;

IV.

Para el ejercicio fiscal de 2025, en sustitución de los montos totales a que se refieren los artículos 189, quinto párrafo, fracción II, primer párrafo y 190, cuarto párrafo, fracción II, primer párrafo de la Ley del Impuesto sobre la Renta, se aplicarán los siguientes montos máximos a distribuir entre los aspirantes del beneficio:

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a)	750 millones de pesos para los proyectos de inversión en la producción cinematográfica nacional;

b)	65 millones de pesos para los proyectos de inversión en la distribución de películas cinematográficas nacionales, y

c)

250 millones de pesos para los proyectos de inversión en la producción teatral nacional; en la edición y publicación de obras literarias nacionales; de artes visuales; danza; música en los campos específicos de dirección de orquesta, ejecución instrumental y vocal de la música de concierto, y jazz;

V.	Para el ejercicio fiscal de 2025, se suspende el otorgamiento del estímulo fiscal al Deporte de Alto Rendimiento, previsto en el artículo 203 de la Ley del Impuesto sobre la Renta.

Tratándose de los contribuyentes que, al momento de la entrada en vigor de la presente ley, hayan obtenido el estímulo fiscal previsto en el artículo 203 de la Ley del Impuesto sobre la Renta, y tengan diferencias del crédito fiscal pendientes de aplicar, podrán acreditarlas conforme al segundo párrafo del citado artículo, y

VI.

Para efectos de lo dispuesto en el artículo 29-A del Código Fiscal de la Federación, en sustitución de la porción normativa correspondiente al plazo para la cancelación de comprobantes fiscales digitales por Internet, éstos podrán cancelarse a más tardar en el último día del mes en el cual se deba presentar la declaración anual del impuesto sobre la renta correspondiente al ejercicio fiscal en el cual se expidió el comprobante, siempre que la persona a favor de quien se expida acepte su cancelación.

Capítulo III

De la Información, la Transparencia, la Evaluación de la Eficiencia Recaudatoria, la Fiscalización y el Endeudamiento

Artículo 23. Con el propósito de coadyuvar a conocer los efectos de la política fiscal en el ingreso de los distintos grupos de la población, la Secretaría de Hacienda y Crédito Público deberá realizar un estudio de ingreso-gasto con base en la información estadística disponible que muestre por decil de ingreso de las familias su contribución en los distintos impuestos y derechos que aporte, así como los bienes y servicios públicos que reciben con recursos federales, estatales y municipales.

La realización del estudio referido en el párrafo anterior será responsabilidad de la Secretaría de Hacienda y Crédito Público y deberá ser entregado a las comisiones de Hacienda y Crédito Público de las Cámaras de Diputados y de Senadores, así como a la Comisión de Presupuesto y Cuenta Pública de la Cámara de Diputados, y publicado en la página de Internet de dicha Secretaría, a más tardar el 30 de junio de 2025.

Durante el ejercicio fiscal de 2025, para efectos de la presentación del estudio de ingreso-gasto a que se refiere el artículo 31 de la Ley del Servicio de Administración Tributaria, dicho estudio deberá presentarse a más tardar el 30 de junio de dicho año.

Artículo 24. Los estímulos fiscales y las facilidades administrativas que prevea la Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2026 se otorgarán con base en criterios de eficiencia económica, no discriminación, temporalidad definida y progresividad.

Para el otorgamiento de los estímulos fiscales deberá tomarse en cuenta si los objetivos pretendidos pudiesen alcanzarse de mejor manera con la política de gasto. Los costos para las finanzas públicas de las facilidades administrativas y los estímulos fiscales se especificarán en el documento denominado Renuncias Recaudatorias a que se refiere el apartado A del artículo 25 de esta Ley.

Artículo 25. La Secretaría de Hacienda y Crédito Público deberá publicar en su página de Internet y entregar a las comisiones de Hacienda y Crédito Público y de Presupuesto y Cuenta Pública de la Cámara de Diputados, así como al Centro de Estudios de las Finanzas Públicas, Ifigenia Martínez y Hernández, de dicho órgano legislativo y a la Comisión de Hacienda y Crédito Público de la Cámara de Senadores lo siguiente:

A.

El documento denominado Renuncias Recaudatorias, a más tardar el 30 de junio de 2025, que comprenderá los montos que deja de recaudar el erario federal por conceptos de tasas diferenciadas en los distintos impuestos, exenciones, subsidios y créditos fiscales, condonaciones, facilidades administrativas, estímulos fiscales, deducciones autorizadas, tratamientos y regímenes especiales establecidos en las distintas leyes que en materia tributaria aplican a nivel federal.

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El documento a que se refiere el párrafo anterior, tomará como base los datos estadísticos necesarios que el Servicio de Administración Tributaria está obligado a proporcionar, conforme a lo previsto en el artículo 22, fracción III de la Ley del Servicio de Administración Tributaria, y deberá contener los montos referidos estimados para el ejercicio fiscal de 2026 en los siguientes términos:

I.	El monto estimado de los recursos que dejará de percibir en el ejercicio el erario federal;

II.	La metodología utilizada para realizar la estimación;

III.	La referencia o sustento jurídico que respalde la inclusión de cada concepto o partida;

IV.	Los sectores o actividades beneficiados específicamente de cada concepto, en su caso, y

V.	Los beneficios sociales y económicos asociados a cada una de las renuncias recaudatorias.

B.

Un reporte de las personas morales y fideicomisos autorizados para recibir donativos deducibles para los efectos del impuesto sobre la renta, a más tardar el 30 de septiembre de 2025, en el que se deberá señalar, para cada una la siguiente información:

I.	Ingresos por donativos recibidos en efectivo de nacionales;

II.	Ingresos por donativos recibidos en efectivo de extranjeros;

III.	Ingresos por donativos recibidos en especie de nacionales;

IV.	Ingresos por donativos recibidos en especie de extranjeros;

V.	Ingresos obtenidos por arrendamiento de bienes;

VI.	Ingresos obtenidos por dividendos;

VII.	Ingresos obtenidos por regalías;

VIII.	Ingresos obtenidos por intereses devengados a favor y ganancia cambiaria;

IX.	Otros ingresos;

X.	Erogaciones efectuadas por sueldos, salarios y gastos relacionados;

XI.	Erogaciones efectuadas por aportaciones al Sistema de Ahorro para el Retiro, al Instituto del Fondo Nacional de la Vivienda para los Trabajadores, y jubilaciones por vejez;

XII.	Erogaciones efectuadas por cuotas al Instituto Mexicano del Seguro Social;

XIII.	Gastos administrativos;

XIV.	Gastos operativos, y

XV.	Monto total de percepciones netas de cada integrante del Órgano de Gobierno Interno o de directivos análogos.

El reporte deberá incluir las entidades federativas en las que se ubiquen las mismas, clasificándolas por tipo de donataria de conformidad con los conceptos contenidos en los artículos 79, 82 y 83 de la Ley del Impuesto sobre la Renta y en su Reglamento.

C.

Para la generación del reporte a que se refiere el Apartado B de este artículo, la información se obtendrá de aquélla que las donatarias autorizadas estén obligadas a presentar en la declaración de las personas morales con fines no lucrativos correspondiente al ejercicio fiscal de 2024, a la que se refiere el tercer párrafo del artículo 86 de la Ley del Impuesto sobre la Renta.

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La información sobre los gastos administrativos y operativos, así como de las percepciones netas de cada integrante del Órgano de Gobierno Interno o de directivos análogos a que se refiere el Apartado B de este artículo, se obtendrá de los datos reportados a más tardar el 31 de julio de 2025, en la página de Internet del Servicio de Administración Tributaria en la Sección de Transparencia de Donatarias Autorizadas correspondiente al ejercicio fiscal de 2024, a que se refiere el artículo 82, fracción VI de la Ley del Impuesto sobre la Renta. Se entenderá por gastos administrativos y operativos lo siguiente:

I.

Gastos administrativos: los relacionados con las remuneraciones al personal, arrendamiento de bienes muebles e inmuebles, teléfono, electricidad, papelería, mantenimiento y conservación, los impuestos y derechos federales o locales, así como las demás contribuciones y aportaciones que en términos de las disposiciones legales respectivas deba cubrir la donataria siempre que se efectúen en relación directa con las oficinas o actividades administrativas, entre otros. No quedan comprendidos aquéllos que la donataria deba destinar directamente para cumplir con los fines propios de su objeto social, y

II.	Gastos operativos: aquéllos que la donataria deba destinar directamente para cumplir con los fines propios de su objeto social.

La información a que se refieren los Apartados B y C de este artículo, no se considerará comprendida dentro de las prohibiciones y restricciones que establecen los artículos 69 del Código Fiscal de la Federación y 2o., fracción VII de la Ley Federal de los Derechos del Contribuyente.

Artículo 26. En el ejercicio fiscal de 2025, toda iniciativa en materia fiscal, incluyendo aquéllas que se presenten para cubrir el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal de 2026, deberá incluir en su exposición de motivos el impacto recaudatorio de cada una de las medidas propuestas. Asimismo, en cada una de las explicaciones establecidas en dicha exposición de motivos se deberá incluir claramente el artículo del ordenamiento de que se trate en el cual se llevarían a cabo las reformas.

Toda iniciativa en materia fiscal que envíe la persona titular del Ejecutivo Federal al Congreso de la Unión observará lo siguiente:

I.	Que se otorgue certidumbre jurídica a los contribuyentes;

II.	Que el pago de las contribuciones sea sencillo y asequible;

III.	Que el monto a recaudar sea mayor que el costo de su recaudación y fiscalización, y

IV.	Que las contribuciones sean estables para las finanzas públicas.

Los aspectos anteriores deberán incluirse en la exposición de motivos de la iniciativa de que se trate, mismos que deberán ser tomados en cuenta en la elaboración de los dictámenes que emitan las comisiones respectivas del Congreso de la Unión. La Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2026 incluirá las estimaciones de las contribuciones contempladas en las leyes fiscales.

La Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2026 deberá especificar la memoria de cálculo de cada uno de los rubros de ingresos previstos en la misma, así como las proyecciones de estos ingresos para los próximos 5 años. Se deberá entender por memoria de cálculo los procedimientos descritos en forma detallada de cómo se realizaron los cálculos, con el fin de que puedan ser revisados por la Cámara de Diputados.

Transitorios

Primero.- La presente Ley entrará en vigor el 1 de enero de 2025.

Segundo.- Se aprueban las modificaciones a la Tarifa de los Impuestos Generales de Importación y de Exportación efectuadas por la persona titular del Ejecutivo Federal a las que se refiere el informe que, en cumplimiento de lo dispuesto en el segundo párrafo del artículo 131 de la Constitución Política de los Estados Unidos Mexicanos, ha rendido la persona titular del Ejecutivo Federal al Congreso de la Unión en el año 2024.

Tercero.- Para los efectos de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2025, cuando de conformidad con la Ley Orgánica de la Administración Pública Federal se modifique la denominación de alguna dependencia o entidad o las existentes desaparezcan, se entenderá que los ingresos estimados para éstas en la presente Ley corresponderán a las dependencias o entidades cuyas denominaciones hayan cambiado o que absorban las facultades de aquéllas que desaparezcan, según corresponda.

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Cuarto.- Durante el ejercicio fiscal de 2025 el Fondo de Compensación del Régimen de Pequeños Contribuyentes y del Régimen de Intermedios creado mediante el Quinto transitorio de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2014, publicada en el Diario Oficial de la Federación el 20 de noviembre de 2013 continuará destinándose en los términos del citado precepto.

Quinto.- Durante el ejercicio fiscal de 2025 las referencias que en materia de administración, determinación, liquidación, cobro, recaudación y fiscalización de las contribuciones se hacen a la Comisión Nacional del Agua en la Ley Federal de Derechos, así como en los artículos 51 de la Ley de Coordinación Fiscal y Décimo Tercero de las Disposiciones Transitorias del “Decreto por el que se reforman y adicionan diversas disposiciones de la Ley de Coordinación Fiscal y de la Ley General de Contabilidad Gubernamental”, publicado en el Diario Oficial de la Federación el 9 de diciembre de 2013 y las disposiciones que emanen de dichos ordenamientos se entenderán hechas también al Servicio de Administración Tributaria.

Sexto.- Para efectos de lo previsto en el artículo 107, fracción I de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Secretaría de Hacienda y Crédito Público deberá reportar en los informes trimestrales la información sobre los ingresos excedentes que, en su caso, se hayan generado con respecto al calendario de ingresos derivado de la Ley de Ingresos de la Federación a que se refiere el artículo 23 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria. En este reporte se presentará la comparación de los ingresos propios de las entidades paraestatales bajo control presupuestario directo, de las empresas públicas del Estado, así como del Gobierno Federal. En el caso de éstos últimos se presentará lo correspondiente a los ingresos provenientes de las transferencias del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo.

Séptimo.- Las entidades federativas y municipios que cuenten con disponibilidades de recursos federales destinados a un fin específico previsto en ley, en reglas de operación, convenios o instrumentos jurídicos, correspondientes a ejercicios fiscales anteriores al 2025, que no hayan sido devengados y pagados en términos de las disposiciones jurídicas aplicables, deberán concentrarlos en la Tesorería de la Federación, incluyendo los rendimientos financieros que hubieran generado. Los recursos correspondientes a los aprovechamientos que se obtengan, podrán destinarse por la Secretaría de Hacienda y Crédito Público, conforme a los términos y condiciones establecidos en los convenios que, para tal efecto, suscriba con las entidades federativas que justifiquen un desequilibrio financiero que les imposibilite cumplir con obligaciones de pago de corto plazo del gasto de operación o, en su caso, y sujeto a la disponibilidad presupuestaria, podrán destinarse para mejorar la infraestructura en las mismas. De igual manera dichos recursos se podrán destinar para atender desastres naturales.

Para efectos de lo anterior, los aprovechamientos provenientes de la concentración de recursos que realicen las entidades federativas y municipios en términos del presente transitorio, no se considerarán extemporáneos, por lo que no causan daño a la hacienda pública ni se cubrirán cargas financieras, siempre y cuando dichas disponibilidades hayan estado depositadas en cuentas bancarias de la entidad federativa y/o municipio.

Octavo.- En el ejercicio fiscal de 2025, la Secretaría de Hacienda y Crédito Público a través del Servicio de Administración Tributaria deberá publicar estudios sobre la evasión fiscal en México. En la elaboración de dichos estudios deberán participar instituciones académicas de prestigio en el país, instituciones académicas extranjeras, centros de investigación, organismos o instituciones nacionales o internacionales que se dediquen a la investigación o que sean especialistas en la materia. Sus resultados deberán darse a conocer a las comisiones de Hacienda y Crédito Público de ambas Cámaras del Congreso de la Unión, a más tardar 35 días después de terminado el ejercicio fiscal de 2025.

Noveno.- El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, durante el ejercicio fiscal de 2025 y en ejercicio de las facultades que le confiere el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, requerirá a la Secretaría de Hacienda y Crédito Público los pagos correspondientes al incumplimiento de obligaciones que tengan las dependencias o entidades de los municipios o de las entidades federativas, con cargo a las participaciones y transferencias federales de las entidades federativas y los municipios que correspondan, de conformidad con lo establecido en el último párrafo del artículo 9o. de la Ley de Coordinación Fiscal.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

La Secretaría de Hacienda y Crédito Público determinará el monto de los pagos a que se refiere el párrafo anterior con cargo a las participaciones y transferencias federales, garantizando que las entidades federativas y municipios cuenten con solvencia suficiente.

El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, conforme a los modelos autorizados por su órgano de gobierno, podrá suscribir con las entidades federativas y, en su caso, los municipios, dependencias y entidades de los gobiernos locales que correspondan, los convenios para la regularización de los adeudos que tengan con dicho Instituto por concepto de cuotas, aportaciones y descuentos. El plazo máximo para cubrir los pagos derivados de dicha regularización será de 20 años. Asimismo, en adición a lo previsto en el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, en el marco de la celebración de los referidos convenios, dicho Instituto deberá otorgar descuentos en los accesorios generados a las contribuciones adeudadas excepto tratándose de los accesorios generados por las cuotas y aportaciones que deban ser depositadas en las cuentas individuales de los trabajadores. Para tal efecto, deberán adecuar los convenios de incorporación voluntaria al régimen obligatorio de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, para incluir en el mismo lo dispuesto en el párrafo cuarto del artículo 204 de dicha Ley.

Para los efectos del párrafo anterior, el Instituto podrá aceptar como fuente de pago bienes inmuebles que se considerarán como dación en pago para la extinción total o parcial de adeudos distintos de las cuotas y aportaciones que deban depositarse a las cuentas individuales de los trabajadores. El Instituto determinará si los bienes a los que se refiere este párrafo, resultan funcionales para el cumplimiento de su objeto, asegurándose que se encuentren libres de cualquier gravamen o proceso judicial y que el monto del adeudo no sea mayor al valor del avalúo efectuado por el Instituto de Administración y Avalúos de Bienes Nacionales. En estos casos, la entidad federativa, municipio, dependencia o entidad del gobierno local, según corresponda, deberá cubrir los gravámenes y demás costos de la operación respectiva, los cuales no computarán para el cálculo del importe del pago.

Décimo.- Durante el ejercicio fiscal de 2025, el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá reducir, hasta el 100 por ciento del monto correspondiente a intereses moratorios, actualización y recargos previstos en el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, derivados de los adeudos por concepto de cuotas y aportaciones no enteradas al Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado que se mantengan registrados al cierre de los ejercicios fiscales 2023 y 2024, que se paguen durante el ejercicio fiscal de 2025, con excepción de las aportaciones del 2 por ciento de retiro a que se refiere el Transitorio Décimo Primero de la citada Ley, las del Fondo de la Vivienda y aquellas que correspondan al seguro de retiro, cesantía en edad avanzada y vejez en favor del trabajador, excepto tratándose de los que corresponden a trabajadores que optaron por el régimen previsto en el artículo Décimo Transitorio de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

Lo dispuesto en el párrafo anterior, se establece sin perjuicio de los beneficios previstos en la presente Ley y en las leyes fiscales, que se apliquen o se encuentren vigentes durante los ejercicios fiscales 2024 y 2025. No obstante, en el caso de las entidades federativas y los municipios, dependencias y entidades de los gobiernos locales que hayan celebrado convenios para la regularización de los adeudos conforme a la Ley de Ingresos de la Federación del ejercicio fiscal que corresponda, y opten por aplicar el beneficio previsto en este Transitorio, el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá modificar y, en su caso, cancelar los convenios celebrados con el mismo, a fin de tomar en cuenta el pago de los adeudos en la proporción que corresponda.

La Junta Directiva del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado autorizará y publicará en el Diario Oficial de la Federación, los términos y condiciones bajo los cuales procederá la reducción de adeudos.

Los ingresos que obtenga el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, durante el ejercicio fiscal de 2025, por el pago de adeudos por concepto de cuotas y aportaciones registrados al cierre de los ejercicios fiscales 2023 y 2024, en términos del párrafo primero de este Transitorio, se destinarán al Fondo de Pensiones para el Bienestar o al fortalecimiento de los seguros, prestaciones y servicios del Instituto a que se refiere la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, en los términos de las disposiciones aplicables y, en su caso, de los acuerdos que determine su Junta Directiva.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Durante el ejercicio fiscal de 2025, los ingresos netos provenientes de la enajenación de los inmuebles propiedad del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado que determine su Junta Directiva, en términos de las disposiciones jurídicas aplicables, serán destinados al Fondo de Pensiones para el Bienestar o al fortalecimiento de los seguros, prestaciones y servicios del Instituto a que se refiere la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y, en su caso, de los acuerdos que determine su Junta Directiva.

Décimo Primero.- Con el fin de promover el saneamiento de los créditos adeudados por concepto de cuotas obrero patronales, capitales constitutivos y sus accesorios, con excepción de las cuotas del seguro de retiro, cesantía en edad avanzada y vejez, por parte de entidades federativas, municipios y organismos descentralizados que estén excluidas o no comprendidas en leyes o decretos como sujetos de aseguramiento, se autoriza al Instituto Mexicano del Seguro Social durante el ejercicio fiscal de 2025 a suscribir convenios de pago en parcialidades a un plazo máximo de hasta 6 años.

Para tal efecto, las participaciones que les corresponda recibir a las entidades federativas y los municipios, podrán compensarse de conformidad con lo establecido en el último párrafo del artículo 9o. de la Ley de Coordinación Fiscal.

Décimo Segundo.- Las unidades responsables de los fideicomisos, mandatos y análogos públicos, en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables, serán responsables en todo momento de continuar con su obligación de verificar que los recursos fideicomitidos o aportados se apliquen a los fines u objeto de dichos instrumentos y que se cumplan con los mismos, incluyendo durante su proceso de extinción o terminación.

Décimo Tercero.- Las unidades responsables de los fideicomisos, mandatos o análogos públicos, deberán realizar los actos correspondientes para que las instituciones fiduciarias o mandatarias de los mismos, concentren de forma trimestral en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos, los intereses generados por los recursos públicos federales que forman parte del patrimonio fideicomitido o destinado para el cumplimiento de su objeto, y se destinarán por la Secretaría de Hacienda y Crédito Público en términos de lo establecido en el artículo 12, último párrafo de esta Ley.

Se exceptúa de la concentración a que hace referencia el párrafo anterior, aquéllos intereses generados que impliquen el pago de gastos de operación de dichos vehículos financieros, o que por disposición expresa de ley, decreto, disposición de carácter general, o determinación de la Secretaría de Hacienda y Crédito Público, deban permanecer afectos a su patrimonio o destinados al objeto correspondiente.

Décimo Cuarto.- Los recursos que obtenga Lotería Nacional que deban concentrarse en la Tesorería de la Federación en términos de las disposiciones aplicables, se considerarán ingresos excedentes por concepto de productos y se podrán destinar por la Secretaría de Hacienda y Crédito Público a programas para la asistencia pública y social, así como para los programas presupuestarios que determine la persona titular del Ejecutivo Federal.

Décimo Quinto.- Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) instruirá a la institución fiduciaria del Fondo de Salud para el Bienestar para que, durante el primer semestre de 2025, concentre en la Tesorería de la Federación el remanente del patrimonio del Fideicomiso a que se refiere el artículo 77 bis 17, segundo párrafo de la Ley General de Salud, salvo que la Secretaría de Hacienda y Crédito Público autorice que el remanente referido permanezca para el cumplimiento de los fines de dicho fondo.

Para los efectos de lo dispuesto en el párrafo anterior, se deberá observar lo previsto en el segundo párrafo del artículo 77 bis 29 de la Ley General de Salud.

Los recursos correspondientes a los aprovechamientos que se obtengan derivados del remanente que se concentren a la Tesorería de la Federación, se podrán destinar prioritariamente por la Secretaría de Hacienda y Crédito Público para la adquisición de vacunas y los gastos de operación asociados, para el fortalecimiento de los programas y acciones en materia de salud, así como a programas y proyectos que contribuyan al bienestar de la población.

33 de 41

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Décimo Sexto.- Durante el ejercicio fiscal de 2025, para efectos del artículo 21 Bis, fracción VIII, inciso b) de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, referente al reintegro de recursos que las entidades federativas deben realizar al Fondo de Estabilización de los Ingresos de las Entidades Federativas, la Secretaría de Hacienda y Crédito Público podrá compensar dicho reintegro en parcialidades contra las participaciones federales de la entidad federativa de que se trate, sin ninguna carga financiera adicional, dentro del término de seis meses contados a partir del día siguiente a aquél en el que se comunique a la entidad federativa el monto que deberá reintegrar.

Décimo Séptimo.- Las entidades federativas y municipios, que al día 29 de septiembre de 2021, hayan mantenido recursos públicos federales correspondientes al ejercicio fiscal 2021 que deban ser reintegrados a la Federación, en depósito en una cuenta correspondiente a una institución de banca múltiple cuya autorización para organizarse y operar como tal haya sido revocada a dicha fecha, deberán concentrarlos a la Tesorería de la Federación, a más tardar el 31 de diciembre de 2025, incluyendo los rendimientos financieros que hubieran generado.

Para efectos de lo anterior, los aprovechamientos provenientes de la concentración de los recursos que realicen las entidades federativas y municipios en términos del presente transitorio, no se considerarán extemporáneos, por lo que no causan daño a la hacienda pública ni se cubrirán cargas financieras.

Los aprovechamientos a que se refiere el presente transitorio se destinarán conforme a lo establecido en el transitorio Séptimo de esta Ley.

Décimo Octavo.- Las entidades federativas podrán incrementar su techo de gasto en servicios personales para efectos de lo establecido en los artículos 10, fracción I, y 13, fracción V, de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, con base en los registros de ingresos que realicen, respecto de los recursos destinados a cubrir las medidas salariales y económicas correspondientes al Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo, a que se refieren los artículos 26-A, fracción VIII, y 49, segundo párrafo, parte final de la Ley de Coordinación Fiscal.

Las entidades federativas podrán incrementar su techo de gasto en servicios personales para efectos de lo establecido en los artículos 10, fracción I, y 13, fracción V, de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, con base en los registros de ingresos que realicen, respecto de los recursos de libre disposición que las entidades federativas destinen para el pago de la nómina de las plazas de la entidad federativa del sector educativo.

Décimo Noveno.- Para efectos de la fracción III del artículo 45 de la Ley de Coordinación Fiscal, las aportaciones federales con cargo al Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal, también podrán destinarse para la adquisición de equipos de radiocomunicación, vehículos y equipos terrestres para todas las instituciones de seguridad pública de las entidades federativas y municipios.

Las entidades federativas podrán destinar los recursos netos que se obtengan de los mecanismos a que se refiere el artículo 52, primer párrafo de la Ley de Coordinación Fiscal para la adquisición de los equipos y vehículos señalados en el párrafo anterior que requieran todas las instituciones de seguridad pública de las entidades federativas y municipios, para la ejecución de programas de seguridad pública y nacional, en términos de los convenios respectivos.

El Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública, en coordinación con las instancias competentes de las entidades federativas, realizará las acciones necesarias para dar cumplimiento a este artículo transitorio.

Vigésimo.- Los recursos del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal, cuyo destino sea la adquisición de armamento y municiones, se considerarán devengados en el ejercicio en que se realice el requerimiento correspondiente a la Secretaría de la Defensa Nacional, siempre que realicen el pago respectivo antes del 31 de marzo del año siguiente, sin perjuicio del momento de la entrega material de dichos bienes.

Vigésimo Primero.- Los gastos de operación del Fondo de Aportaciones para los Servicios de Salud que, conforme a la comunicación que emita la Federación, reciban las entidades federativas para ser destinados o estar asociados a servicios personales, se deberán clasificar en el capítulo de gasto correspondiente a los servicios personales.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Para efectos de lo establecido en los artículos 10, fracción I, último párrafo, y 13, fracción V, de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, se podrá incrementar el techo de gasto en servicios personales de la entidad federativa respectiva siempre y cuando derive de la clasificación de los recursos federales etiquetados a que se refiere el párrafo anterior.

La disposición prevista en este transitorio también será aplicable para los recursos del Fondo de Aportaciones para los Servicios de Salud que se entreguen al Fondo de Salud para el Bienestar, en los casos en que las entidades federativas concurran con Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) para la prestación gratuita de servicios de salud, medicamentos y demás insumos asociados para las personas sin seguridad social, en términos de lo señalado en el Título Tercero Bis de la Ley General de Salud.

Vigésimo Segundo.- Las entidades federativas a que se refiere el “Decreto por el que se fomenta la regularización de vehículos usados de procedencia extranjera”, publicado en el Diario Oficial de la Federación el 29 de diciembre de 2022, y sus posteriores modificaciones, entregarán a sus municipios, en términos de las disposiciones específicas emitidas por la Secretaría de Hacienda y Crédito Público, los subsidios federales derivados de los ingresos que se obtengan por los aprovechamientos que se hayan generado en el ejercicio fiscal de 2024, en términos de lo dispuesto por el artículo 9 del citado Decreto. Dichos recursos se podrán comprometer, devengar y pagar por parte de los municipios durante el ejercicio fiscal de 2025.

Los recursos que reciban los municipios conforme al párrafo anterior, que no hayan sido comprometidos, devengados y pagados durante el ejercicio fiscal de 2025, deberán ser concentrados en la Tesorería de la Federación incluyendo los rendimientos financieros que hubieran generado, conforme a lo establecido en la Ley de Ingresos de la Federación del ejercicio fiscal que corresponda, dentro de los 15 días naturales siguientes al término del citado ejercicio fiscal.

Durante el primer bimestre del ejercicio fiscal de 2025, la Secretaría de Hacienda y Crédito Público podrá convenir, así como entregar a las entidades federativas respectivas, mediante el mecanismo de Adeudos de Ejercicios Fiscales Anteriores, los subsidios federales que correspondan a los municipios y que deriven de los aprovechamientos que se hayan generado en el ejercicio fiscal de 2024, en términos del Decreto mencionado. En este supuesto, el ejercicio y aplicación de los recursos se sujetará a lo establecido en el primer párrafo del presente transitorio.

Para efectos de lo establecido en el párrafo anterior, las secretarías de Economía y de Seguridad y Protección Ciudadana, el Servicio de Administración Tributaria y la Agencia Nacional de Aduanas de México, en el ámbito de sus respectivas competencias, deberán coordinarse para que, a más tardar el 20 de enero de 2025, se remita a la Secretaría de Hacienda y Crédito Público la información relativa a los ingresos excedentes que se obtengan por los aprovechamientos generados en el ejercicio fiscal de 2024, a fin de que la Secretaría de Hacienda y Crédito Público, durante el primer bimestre de 2025, realice los registros de dichos ingresos excedentes, de los recursos presupuestarios y demás registros contables correspondientes al ejercicio fiscal de 2024.

Los ingresos que en su caso se generen durante el ejercicio fiscal de 2025, derivados de la aplicación del Decreto a que se refiere el primer párrafo de este transitorio, se concentrarán en la Tesorería de la Federación por concepto de aprovechamientos, y serán destinados por la Secretaría de Hacienda y Crédito Público, en los términos que se establecen en dicho Decreto.

Los recursos a que se refiere el presente artículo no se incluirán en la recaudación federal participable prevista en el artículo 2o. de la Ley de Coordinación Fiscal y tendrán el carácter de ingresos excedentes.

Vigésimo Tercero.- El Instituto para Devolver al Pueblo lo Robado, en su carácter de liquidador de la Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, concentrará en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos, los recursos remanentes que resulten a la conclusión del proceso de liquidación de la entidad antes referida, en términos de las disposiciones aplicables, tendrán el carácter de ingresos excedentes y serán destinados por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar, en términos de las disposiciones aplicables.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

El Instituto para Devolver al Pueblo lo Robado, en su carácter de liquidador de la Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, concentrará en la Tesorería de la Federación los recursos determinados en el dictamen a que se refiere el artículo séptimo del “Decreto por el que se Extingue el Organismo Público Descentralizado denominado Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, y se Abroga su Ley Orgánica”, publicado en el Diario Oficial de la Federación el 29 de mayo de 2023 y sus posteriores modificaciones, bajo la naturaleza de aprovechamientos, y tendrán el carácter de ingresos excedentes, en términos de las disposiciones aplicables.

Los recursos a que hace referencia el párrafo anterior, serán destinados por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar, en términos de las disposiciones aplicables.

Vigésimo Cuarto.- Para efectos de lo establecido en el segundo párrafo del artículo 77 bis 15 de la Ley General de Salud, en los casos en que las entidades federativas concurran con Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) para garantizar la prestación de los servicios de salud a que se refiere el Título Tercero Bis de esa Ley, éstas podrán solicitar a la Secretaría de Hacienda y Crédito Público, en términos de los convenios de coordinación que al efecto se celebren, la autorización de un adelanto de participaciones en ingresos federales a su favor, correspondientes al ejercicio fiscal, por el monto que se establezca en dichos convenios.

Los recursos a que se refiere el párrafo anterior serán aportados por parte de la Secretaría de Hacienda y Crédito Público, por cuenta y orden de la entidad federativa que corresponda, al Fondo de Salud para el Bienestar, en términos de lo que se establezca en los convenios de coordinación que para tal efecto se celebren.

Vigésimo Quinto.- El remanente de las utilidades netas que, en su caso, se obtengan de los ingresos propios de las entidades paraestatales sectorizadas en las secretarías de la Defensa Nacional y de Marina, se concentrará en la Tesorería de la Federación bajo la naturaleza de productos.

Los recursos a que hace referencia el párrafo anterior, serán destinados por la Secretaría de Hacienda y Crédito Público en un 75 por ciento al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas y en un 25 por ciento, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar, en términos de las disposiciones aplicables.

Vigésimo Sexto.- Las operaciones de transferencia de bienes, derechos y obligaciones que realicen las empresas públicas del Estado de conformidad con los términos para la reasignación de activos y contratos publicados en el Diario Oficial de la Federación el 25 de noviembre de 2019, para reorganizar a sus empresas productivas subsidiarias y empresas filiales, no constituyen una enajenación para efectos fiscales, por tratarse de una redistribución interna de carácter administrativo que forma parte integral del proceso de creación y organización de dichas empresas y que debe mantener los mismos efectos legales otorgados a la asignación original de dichos activos.

Tampoco se considerará enajenación para efectos fiscales, la transmisión de bienes, derechos y obligaciones, que se lleve a cabo con motivo de la reorganización corporativa que efectúen las empresas públicas del Estado, derivada del “Decreto por el que se reforman el párrafo quinto del artículo 25, los párrafos sexto y séptimo del artículo 27 y el párrafo cuarto del artículo 28 de la Constitución Política de los Estados Unidos Mexicanos, en materia de áreas y empresas estratégicas”, publicado en el Diario Oficial de la Federación el 31 de octubre de 2024.

Vigésimo Séptimo.- Los montos derivados del cobro de adeudos a las dependencias y entidades de la Administración Pública Federal; del Poder Legislativo de la Unión; del Poder Judicial de la Federación; de los órganos autónomos de carácter federal; de las entidades federativas; de los poderes legislativos y judiciales y entes autónomos locales; de las administraciones públicas municipales, o de cualesquiera de sus entes públicos que tengan pendientes de pago ante el Servicio de Administración Tributaria y el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, en los supuestos que establezcan los ordenamientos legales aplicables, se considerarán aprovechamientos y se destinarán por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Vigésimo Octavo.- Los recursos remanentes, ahorros y economías que se generen con la eliminación de órganos autónomos, de órganos reguladores, de organismos descentralizados, de órganos desconcentrados, de unidades administrativas o estructuras y otros entes públicos, se concentrarán en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos, y deberán ser destinados por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar.

Vigésimo Noveno.- Los ingresos excedentes derivados de ingresos de libre disposición de las entidades federativas, además de los conceptos previstos en el artículo 14, fracción I, de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, podrán destinarse a:

I.

Cubrir los créditos fiscales firmes determinados a las entidades federativas y sus entes públicos por autoridades fiscales federales o autoridades de las entidades federativas coordinadas en materia fiscal federal, por concepto de impuestos federales, sus accesorios y aprovechamientos;

II.

Cubrir los pagos correspondientes al incumplimiento de obligaciones que tengan los entes públicos de las entidades federativas a favor del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, así como aquellas que correspondan a la administración pública municipal centralizada y paraestatal, en las que la entidad federativa funja como obligado o deudor solidario, y

III.

Para el saneamiento de los créditos adeudados por los entes públicos de las entidades federativas por concepto de cuotas obrero patronales, capitales constitutivos, sus accesorios y aprovechamientos, así como aquellas que correspondan a la administración pública municipal centralizada y paraestatal, en las que la entidad federativa funja como obligado o deudor solidario, con excepción de las cuotas del seguro de retiro, cesantía en edad avanzada y vejez del Instituto Mexicano del Seguro Social.

Trigésimo.- Durante el ejercicio fiscal de 2025, en sustitución de lo previsto en los Capítulos I, II y III del Título Tercero denominado “De los ingresos derivados de Asignaciones” de la Ley de Ingresos sobre Hidrocarburos, los Asignatarios que se encuentren sujetos al pago de los derechos a que se refieren los artículos 39, 44 y 45 de dicho ordenamiento, únicamente pagarán anualmente el derecho petrolero para el bienestar conforme a lo siguiente:

I.

Los Asignatarios aplicarán al valor de los Hidrocarburos extraídos durante el ejercicio fiscal de que se trate, incluyendo el consumo que de estos productos efectúen, así como las mermas por derramas o quema de dichos productos, sin deducción alguna, las tasas siguientes:

1.

Tratándose de los Hidrocarburos distintos al Gas Natural No Asociado y sus Condensados, extraídos en áreas terrestres, áreas marítimas con tirante de agua inferior a quinientos metros y en el Paleocanal de Chicontepec:

a)	Cuando el precio del Petróleo sea inferior a 57.8 dólares de los Estados Unidos de América por barril:

Tasa = 30% + (0.1410 x Precio del Petróleo - 8.1433)%

b)	Cuando el precio del Petróleo sea mayor o igual a 57.8 dólares de los Estados Unidos de América por barril:

Tasa = 30% + (0.0629 x Precio del Petróleo - 3.6320)%

2.	Tratándose del Gas Natural No Asociado, incluyendo, en su caso, sus condensados:

a)	Cuando el precio del Condensado sea inferior a 57.8 dólares de los Estados Unidos de América por barril:

Tasa = 11.6264% + (0.0560 x Precio del Condensado - 3.2308)%

b)	Cuando el precio del Condensado sea mayor o igual a 57.8 dólares de los Estados Unidos de América por barril:

Tasa = 11.6264% + (0.0392 x Precio del Condensado - 2.2625)%

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
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El derecho a que se refiere este artículo se enterará mediante declaración que se presentará ante las oficinas autorizadas, a través de los mecanismos electrónicos que establezca el Servicio de Administración Tributaria mediante disposiciones de carácter general, a más tardar el último día hábil del mes de marzo del año siguiente a aquel al que corresponda el pago.

Los recursos recaudados por el derecho a que se refiere este artículo, serán enterados al Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo, de conformidad con lo previsto en la Ley del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo y demás disposiciones jurídicas aplicables.

Al presentarse las declaraciones sobre el pago de este derecho, los Asignatarios deberán acompañar los comprobantes de pago emitidos por el Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo.

II.

A cuenta del derecho a que se refiere la fracción anterior, se harán pagos provisionales mensuales, a más tardar el día 25 del mes posterior a aquel al que correspondan los pagos provisionales; cuando el mencionado día sea inhábil, el pago se deberá realizar al siguiente día hábil. Los pagos provisionales mensuales se calcularán aplicando la tasa que corresponda conforme a la fracción anterior, al valor de los Hidrocarburos extraídos en el periodo comprendido desde el inicio del ejercicio y hasta el último día del mes al que corresponda el pago.

Al pago provisional así determinado, se le restarán los pagos provisionales de este derecho efectivamente pagados en los meses anteriores del ejercicio, siendo la diferencia el pago provisional por enterar.

En la declaración anual por el derecho petrolero para el bienestar a que se refiere este artículo, se podrán acreditar los pagos provisionales mensuales de este derecho efectivamente pagados, correspondientes al ejercicio de que se trate.

Cuando en la declaración de pago provisional o en la declaración anual resulte saldo a favor, el Asignatario podrá compensar dicho saldo a favor contra los pagos posteriores del propio derecho, actualizado conforme a lo previsto en el artículo 17-A del Código Fiscal de la Federación, considerándose el periodo comprendido desde el mes en el que se obtenga el saldo a favor, hasta el mes en el que se realice la compensación.

Los Asignatarios deberán cumplir con las obligaciones que establece la Ley de Ingresos sobre Hidrocarburos y demás disposiciones jurídicas aplicables, en lo que no se oponga a lo dispuesto en el presente artículo.

La Secretaría de Hacienda y Crédito Público podrá emitir los lineamientos necesarios para el debido cumplimiento de lo establecido en el presente artículo.

Trigésimo Primero.- Derivado de la entrada en vigor del “Decreto por el que se reforman el párrafo quinto del artículo 25, los párrafos sexto y séptimo del artículo 27 y el párrafo cuarto del artículo 28 de la Constitución Política de los Estados Unidos Mexicanos, en materia de áreas y empresas estratégicas”, publicado en el Diario Oficial de la Federación el 31 de octubre de 2024, las empresas públicas del Estado Petróleos Mexicanos y Comisión Federal de Electricidad, así como sus respectivas empresas públicas subsidiarias, estarán obligadas al pago de contribuciones y sus accesorios, de productos y de aprovechamientos, excepto el impuesto sobre la renta, de acuerdo con las disposiciones que los establecen y con las reglas que al efecto expida la Secretaría de Hacienda y Crédito Público.

Asimismo, hasta en tanto no entren en vigor las adecuaciones a las leyes secundarias correspondientes, a que se refiere el Segundo Transitorio del Decreto señalado en el párrafo anterior, las referencias que se realicen en las leyes, reglamentos, decretos, acuerdos y demás disposiciones normativas, a las empresas productivas del Estado y empresas productivas subsidiarias, se entenderán realizadas a las empresas públicas del Estado y empresas públicas subsidiarias, respectivamente.

Trigésimo Segundo.- Los ingresos excedentes a que se refiere el artículo 102, fracción VII de la Ley de Petróleos Mexicanos, se utilizarán previa autorización de la Secretaría de Hacienda y Crédito Público de conformidad con los lineamientos que emita dicha Secretaría.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Para estos efectos, la Secretaría de Hacienda y Crédito Público podrá establecer un fin distinto de los señalados en dicha disposición, garantizando el cumplimiento de las obligaciones necesarias para la realización del objeto de Petróleos Mexicanos, entre otras, el pago de deuda o pasivos a cargo de dicha empresa pública del Estado.

Trigésimo Tercero.- Los recursos federales correspondientes a ejercicios fiscales anteriores al 2025 que no hayan sido ejercidos por las universidades e instituciones públicas de educación superior y que no se reintegren en el plazo establecido en el artículo 54 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, se deben concentrar en la Tesorería de la Federación bajo la naturaleza de aprovechamientos.

Los recursos a que se refiere el párrafo anterior se podrán destinar por la Secretaría de Hacienda y Crédito Público a programas y proyectos de inversión en infraestructura educativa.

Trigésimo Cuarto.- Se otorga un estímulo fiscal a las personas físicas y morales cuyos ingresos totales en el ejercicio fiscal de que se trate, para los efectos de la Ley del Impuesto sobre la Renta, no hayan excedido de treinta y cinco millones de pesos. Quedan exceptuadas de este beneficio aquellas personas físicas y morales que hayan recibido alguna condonación, reducción, disminución o cualquier otro beneficio similar en el monto del pago de créditos fiscales, con base en los programas generalizados y masivos de condonación a deudores fiscales, a que se refiere el Decreto por el que se dejan sin efectos los Decretos y diversas disposiciones de carácter general emitidos en términos del artículo 39, fracción I del Código Fiscal de la Federación, por virtud de los cuales se condonaron deudas fiscales, publicado en el Diario Oficial de la Federación el 20 de mayo de 2019.

El estímulo fiscal será aplicable respecto de las multas impuestas por la comisión de las infracciones señaladas en las leyes fiscales, aduaneras y de comercio exterior, las multas derivadas del incumplimiento de obligaciones fiscales distintas a las de pago y las multas con agravantes, así como respecto de los recargos y gastos de ejecución relacionados con contribuciones federales propias, retenidas o trasladadas, o con cuotas compensatorias, cuya administración y recaudación corresponda al Servicio de Administración Tributaria o a la Agencia Nacional de Aduanas de México, en los siguientes supuestos:

I.	El estímulo fiscal será del 100 por ciento de las multas, recargos y gastos de ejecución, a los contribuyentes que:

a)

Tengan a su cargo contribuciones o cuotas compensatorias correspondientes al ejercicio fiscal 2023 o anteriores, siempre que presenten las declaraciones respectivas, manifestando dichas contribuciones o cuotas compensatorias omitidas actualizadas, y realicen el pago de éstas en una sola exhibición a más tardar el 31 de diciembre de 2025.

b)

Se encuentren sujetos a facultades de comprobación, siempre que subsanen las irregularidades detectadas y se autocorrijan dentro del plazo establecido por el procedimiento correspondiente, sin exceder del 31 de diciembre de 2025.

c)

Hayan sido autorizados para el pago a plazos de créditos fiscales y, al 1 de enero de 2025, mantengan un saldo pendiente, siempre que paguen en una sola exhibición el saldo no cubierto de las contribuciones omitidas actualizadas.

d)

Tengan a su cargo créditos fiscales firmes determinados por la autoridad federal, siempre que estos no hayan sido objeto de impugnación o, habiendo sido impugnados, el contribuyente se desista del medio de defensa interpuesto. En caso de haber solicitado la revisión administrativa, los contribuyentes deben desistirse de la misma.

Para los efectos de los incisos c) y d) de esta fracción, el pago de las contribuciones o de las cuotas compensatorias se realizará en los términos de la fracción V del presente transitorio;

II.

Los créditos fiscales sobre los cuales se aplique el estímulo fiscal deben corresponder a ejercicios fiscales en los que los ingresos totales de los contribuyentes para los efectos de la Ley del Impuesto sobre la Renta, no hayan excedido el límite establecido en el primer párrafo de este transitorio;

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

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Secretaría General Secretaría de Servicios Parlamentarios

III.

El contribuyente deberá presentar, a más tardar el 30 de septiembre de 2025, la solicitud correspondiente ante el Servicio de Administración Tributaria, cumpliendo con los requisitos que establezca mediante reglas de carácter general. Con la presentación de dicha solicitud se suspenderá el procedimiento administrativo de ejecución sin estar obligado a garantizar el interés fiscal y se interrumpirá el término para que se consume la prescripción. Quedan excluidos de presentar la solicitud quienes se ubiquen en los supuestos señalados en la fracción I, incisos a) y b), del presente transitorio;

IV.

La autoridad fiscal, en su caso, deberá emitir el formulario de pago que corresponda dentro de los 30 días naturales siguientes a la fecha en que se presente la solicitud, con excepción de los supuestos establecidos en la fracción I, incisos a) y b) del presente transitorio;

V.

Los contribuyentes deberán realizar el pago de la cantidad que conste en el formulario dentro de los 30 días naturales siguientes a la fecha en que se ponga a su disposición, con excepción de los supuestos establecidos en la fracción I, incisos a) y b) del presente transitorio;

VI.

Este estímulo fiscal no se considera como ingreso acumulable para los efectos de la Ley del Impuesto sobre la Renta y en ningún caso dará lugar a devolución, deducción, compensación, acreditamiento o saldo a favor alguno;

VII.	El estímulo fiscal no es aplicable a los contribuyentes que:

a)	Tengan sentencia condenatoria firme por la comisión de algún delito fiscal.

b)

Se encuentren publicados en los listados de los contribuyentes que no desvirtuaron los hechos que se les imputaron en los procedimientos establecidos en los artículos 69-B y 69-B Bis del Código Fiscal de la Federación;

VIII.	El pago del crédito fiscal no podrá realizarse en especie o mediante compensación;

IX.

Si el contribuyente no realiza el pago en los plazos establecidos en el presente transitorio, el formulario de pago a que se refiere la fracción IV del presente transitorio quedará sin efectos y las autoridades fiscales deberán requerir el pago total del crédito fiscal;

X.	La solicitud del estímulo fiscal no constituirá instancia, y la respuesta que emita la autoridad fiscal al respecto no podrá ser impugnada;

XI.

En el caso de créditos fiscales firmes con embargo precautorio de bienes, al realizar el pago conforme al formulario correspondiente, se levantará el embargo y se procederá a la entrega de los bienes embargados;

XII.

Tratándose de créditos fiscales administrados por entidades federativas en términos de los convenios de colaboración administrativa que éstas tengan celebrados con la Federación a través de la Secretaría de Hacienda y Crédito Público, el estímulo a que se refiere este artículo deberá solicitarse directamente ante la autoridad fiscal de la entidad federativa, quien tramitará la solicitud de conformidad con este transitorio y, en lo conducente, con las reglas de carácter general que expida el Servicio de Administración Tributaria;

XIII.

El estímulo fiscal no es aplicable a los créditos fiscales remitidos al Servicio de Administración Tributaria para su cobro, conforme al artículo 4o., tercer párrafo del Código Fiscal de la Federación, y

XIV.

La Secretaría de Hacienda y Crédito Público informará a las comisiones de Hacienda y Crédito Público del Congreso de la Unión, a más tardar el 31 de marzo de 2026, sobre el ejercicio de las facultades otorgadas en este transitorio.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general necesarias para la correcta y debida aplicación del presente transitorio.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 19-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Trigésimo Quinto.- El Instituto Mexicano del Seguro Social podrá reducir hasta el 100 por ciento del monto correspondiente a multas y recargos derivados de adeudos por concepto de cuotas obrero patronales a cargo de entes públicos, generados hasta el 31 de diciembre de 2024.

La reducción a que se refiere el párrafo anterior, solo será procedente cuando el pago de los adeudos por concepto de las citadas cuotas se realice en una sola exhibición o mediante la suscripción de convenios de pago en parcialidades con dicho Instituto, a un plazo máximo de hasta 6 años. El Instituto establecerá los términos y condiciones para la celebración de los convenios a que se refiere este párrafo.

El Instituto Mexicano del Seguro Social presentará un informe semestral ante la Comisión de Hacienda y Crédito Público de la Cámara de Diputados, sobre el ejercicio de las facultades a que se refiere este artículo.

Ciudad de México, a 3 de diciembre de 2024.- Dip. Sergio Carlos Gutiérrez Luna, Presidente.- Sen. Gerardo Fernández Noroña, Presidente.- Dip. José Luis Montalvo Luna, Secretario.- Sen. Verónica Noemí Camino Farjat, Secretaria.- Rúbricas.”

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 18 de diciembre de 2024.- Claudia Sheinbaum Pardo, Presidenta de los Estados Unidos Mexicanos.- Rúbrica.- Lcda. Rosa Icela Rodríguez Velázquez, Secretaria de Gobernación.- Rúbrica.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

TEXTO VIGENTE

Nuevo Presupuesto publicado en el Diario Oficial de la Federación el 24 de diciembre de 2024

Al margen un sello con el Escudo Nacional, que dice: Estados Unidos Mexicanos.- Presidencia de la República.

CLAUDIA SHEINBAUM PARDO, Presidenta de los Estados Unidos Mexicanos, a sus habitantes sabed:

Que la Cámara de Diputados del Honorable Congreso de la Unión, se ha servido dirigirme el siguiente

DECRETO

“LA CÁMARA DE DIPUTADOS DEL HONORABLE CONGRESO DE LA UNIÓN, EN EJERCICIO DE LA FACULTAD QUE LE OTORGA LA FRACCIÓN IV DEL ARTÍCULO 74 DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, DECRETA:

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

TÍTULO PRIMERO

DE LAS ASIGNACIONES DEL PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN

CAPÍTULO I

Disposiciones generales

Artículo 1. El ejercicio, el control y la evaluación del gasto público federal para el ejercicio fiscal de 2025, así como la contabilidad y la presentación de la información presupuestaria, financiera y de resultados sobre la ejecución del presupuesto, se deben realizar conforme a lo establecido en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Ley Federal de Austeridad Republicana, la Ley Federal de Remuneraciones de los Servidores Públicos, la Ley General de Contabilidad Gubernamental y en las disposiciones que, en el marco de dichas leyes, estén establecidas en otros ordenamientos y en este Presupuesto de Egresos.

Las definiciones previstas en el artículo 2 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria serán aplicables para el presente Decreto.

La interpretación del presente Presupuesto de Egresos, para efectos administrativos y exclusivamente en el ámbito de competencia del Ejecutivo Federal, corresponde a la Secretaría y a la Secretaría Anticorrupción y Buen Gobierno, en el ámbito de sus atribuciones, conforme a las disposiciones y definiciones que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Para el ejercicio de los recursos aprobados en el presente Presupuesto de Egresos y la evaluación del desempeño, las Dependencias y Entidades se sujetarán a las políticas y disposiciones rectoras en materia de control presupuestario y de resultados que determine la Secretaría, de conformidad con las atribuciones conferidas en los artículos 6, primer párrafo, y 45, primero y quinto párrafos, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

La información que, en términos del presente Decreto, deba remitirse a la Cámara de Diputados será enviada a la Mesa Directiva de la misma, la cual turnará dicha información a las comisiones competentes, preferentemente en formato electrónico de texto modificable o de base de datos según corresponda, con el nivel de desagregación que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables, y será publicada en las páginas de Internet que correspondan.

En caso de que la fecha límite para presentar la información sea un día inhábil, la misma se recorrerá al día hábil siguiente.

En el ámbito de sus atribuciones, la Secretaría presentará la información presupuestaria comparable respecto del ejercicio fiscal anterior y de los diversos documentos presupuestarios.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

La Secretaría reportará en los Informes trimestrales la evolución de las erogaciones correspondientes a los Anexos Transversales a que se refiere el artículo 41, fracción II, incisos j), o), p), q), r), s), t), u), v), y w) de la Ley Federal de Presupuesto y Responsabilidad Hacendaria; así como las principales causas de variación del gasto neto total al trimestre que corresponda, respecto del presupuesto aprobado, por Ramo y Entidad.

Las Dependencias y Entidades deben participar en las acciones de formación y capacitación para la especialización y profesionalización en materia de presupuesto basado en resultados; Sistema de Evaluación del Desempeño; planeación, programación, presupuestación, ejercicio de los recursos públicos federales, y contabilidad gubernamental, conforme a lo que determine la Secretaría.

CAPÍTULO II

De las erogaciones

Artículo 2. El gasto neto total previsto en el presente Presupuesto de Egresos importa la cantidad de $9,302,015,800,000, y corresponde al total de los ingresos aprobados en la Ley de Ingresos.

En términos del artículo 17 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, para el presente ejercicio fiscal se prevé un déficit presupuestario de $1,170,566,461,790.

Artículo 3. El gasto neto total se distribuye conforme a lo establecido en los Anexos de este Decreto y tomos de este Presupuesto de Egresos, de acuerdo con lo siguiente:

I. Las erogaciones de los ramos autónomos, administrativos y generales, así como los capítulos específicos que incorporan los flujos de efectivo de las Entidades, se distribuyen conforme a lo previsto en el Anexo 1 del presente Decreto y los tomos II a IX, de este Presupuesto de Egresos. En el Tomo I se incluye la información establecida en el artículo 41, fracción II, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

II. El gasto corriente estructural se incluye en el Anexo 2 de este Decreto;

III. El capítulo específico que incorpora las erogaciones correspondientes a los gastos obligatorios, se incluye en el Anexo 3 de este Decreto;

IV. El capítulo específico que incorpora los proyectos de inversión en infraestructura que cuentan con aprobación para realizar erogaciones plurianuales en términos del artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos, se incluye en el Anexo 4 de este Decreto, en términos de lo que se señala en el artículo 26 del mismo;

V. El capítulo específico que incorpora las erogaciones correspondientes a los compromisos plurianuales sujetos a la disponibilidad presupuestaria de los años subsecuentes, se incluye en el Anexo 5 de este Decreto;

VI. El capítulo específico que incorpora el monto máximo anual de gasto programable para atender los compromisos de pago requeridos para los nuevos proyectos de asociación público-privada y para aquellos autorizados en ejercicios fiscales anteriores, así como la información de cada uno de ellos, en términos del artículo 24 de la Ley de Asociaciones Público Privadas, se incluye en el Anexo 5.A de este Decreto y en el Tomo VIII de este Presupuesto de Egresos;

VII. El capítulo específico que incorpora las erogaciones correspondientes a los compromisos derivados de proyectos de infraestructura productiva de largo plazo se incluye en el Anexo 6 de este Decreto y en el Tomo VII de este Presupuesto de Egresos;

VIII. El capítulo específico que incorpora las previsiones salariales y económicas, se incluye en los Anexos 7 y 24 de este Decreto y en los tomos III a VI de este Presupuesto de Egresos.

Los montos y términos aprobados en este capítulo específico en dichos Anexos y tomos del Presupuesto de Egresos, incluyendo las previsiones para contingencias y sus ampliaciones derivadas de adecuaciones presupuestarias y ahorros necesarios durante el ejercicio fiscal para cumplir, en su caso, con las disposiciones laborales aplicables, forman parte de la asignación global a que se refiere el artículo 33 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

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IX. La suma de recursos destinados a cubrir el costo financiero de la deuda pública del Gobierno Federal; aquél correspondiente a la deuda de las empresas públicas del Estado incluidas en el Anexo 1, Apartado E, de este Decreto; las erogaciones derivadas de operaciones y programas de saneamiento financiero, así como aquéllas para programas de apoyo a ahorradores y deudores de la banca, se distribuyen conforme a lo establecido en el Anexo 8 de este Decreto;

X. Para los efectos de los artículos 42 de la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público, y 43 de la Ley de Obras Públicas y Servicios Relacionados con las Mismas, los montos máximos de adjudicación directa y los de adjudicación mediante invitación a cuando menos tres personas, de las adquisiciones, arrendamientos, prestación de servicios, obras públicas y servicios relacionados con éstas, serán los señalados en el Anexo 9 de este Decreto. Los montos establecidos deben considerarse sin incluir el importe del Impuesto al Valor Agregado;

XI. Los recursos para la implementación del desarrollo integral, intercultural y sostenible de los pueblos y comunidades indígenas y afromexicanas se señalan en el Anexo 10 de este Decreto, en los términos del artículo 2o. de la Constitución Política de los Estados Unidos Mexicanos y conforme al artículo 41, fracción II, inciso j), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria; se presentan desglosados por ramo y programa presupuestario;

XII. Los recursos para el Programa Especial Concurrente para el Desarrollo Rural Sustentable se señalan en el Anexo 11 de este Decreto, en los términos de los artículos 16 y 69 de la Ley de Desarrollo Rural Sustentable y conforme al artículo 41, fracción II, inciso q), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

XIII. El monto total de los recursos previstos en materia de humanidades, ciencias, tecnologías e innovación, a que se refiere el artículo 30 de la Ley General en Materia de Humanidades, Ciencias, Tecnologías e Innovación, y conforme al artículo 41, fracción II, inciso r), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, se prevé en el Anexo 12 de este Decreto;

XIV. Las erogaciones de los programas para la Igualdad entre Mujeres y Hombres, se señalan en el Anexo 13 de este Decreto, conforme al artículo 41, fracción II, inciso o), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

XV. El presupuesto consolidado de la Estrategia de Transición para Promover el Uso de Tecnologías y Combustibles más Limpios, conforme al artículo 24 de la Ley de Transición Energética, se señala en el Anexo 15 de este Decreto;

XVI. Las erogaciones para el Ramo General 23 Provisiones Salariales y Económicas se distribuyen conforme a lo previsto en el Anexo 20 de este Decreto;

XVII. Las erogaciones para el Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos se distribuyen conforme a lo previsto en el Anexo 21 de este Decreto.

Las previsiones para servicios personales del Ramo General referido en el párrafo anterior, que se destinen para sufragar las medidas salariales y económicas, deben ser ejercidas conforme a lo que establece el segundo párrafo de la fracción VIII anterior y el artículo 12 de este Decreto y deben ser entregadas a las entidades federativas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios; solo en el caso de la Ciudad de México deben ser ejercidas por medio del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos;

XVIII. Las erogaciones para el Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios se distribuyen conforme a lo previsto en el Anexo 22 de este Decreto.

En términos de lo establecido en el artículo 38 de la Ley de Coordinación Fiscal, la Secretaría continuará distribuyendo los recursos del Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal (FORTAMUN) a que se refiere el inciso a) del artículo 36 de esa ley, en proporción directa al número de habitantes con que cuenta cada entidad federativa, de acuerdo con la información estadística más reciente que al efecto emita el Instituto Nacional de Estadística y Geografía. Por lo anterior, para el cálculo de la distribución se debe considerar la última información trimestral de población por entidad federativa dada a conocer por el Instituto referido, en la Encuesta Nacional de Ocupación y Empleo.

En términos de lo establecido en el artículo 46 de la Ley de Coordinación Fiscal, la Secretaría continuará distribuyendo a las entidades federativas los recursos del Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, con base en la fórmula señalada en ese artículo, sujetándose a lo siguiente:

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a)

Para determinar la variable PIBpci, definida como la última información oficial del Producto Interno Bruto per cápita que hubiere dado a conocer el Instituto Nacional de Estadística y Geografía para la entidad i, en caso de no estar disponible esa información, se debe tomar en cuenta la última información del Producto Interno Bruto por entidad federativa que dé a conocer el Instituto referido, misma que se dividirá entre la información de la última publicación de proyección de la población a mitad de año con información anual, que dé a conocer el Consejo Nacional de Población. Cabe señalar, que ambas variables deben corresponder al mismo año para cada entidad federativa, y

b)

Con respecto a la variable ni, definida como la última información oficial de población que hubiere dado a conocer el Instituto Nacional de Estadística y Geografía para la entidad i, se debe considerar la última información trimestral de población por entidad federativa, que dé a conocer el Instituto referido, en la Encuesta Nacional de Ocupación y Empleo.

La Secretaría, en relación al Fondo de Aportaciones para la Infraestructura Social y al Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, continuará transfiriendo a las entidades federativas que así lo soliciten a la Federación hasta el 100 por ciento de las aportaciones con cargo a cada fondo, en el fideicomiso o vehículo financiero que determinen procedente, siempre y cuando se encuentre previsto en su legislación local; y cuya administración y ejercicio de dichos recursos serán responsabilidad de los gobiernos de las entidades federativas, los cuales deben destinarse exclusivamente para los objetivos y fines expresamente previstos en la Ley de Coordinación Fiscal y cumplir íntegramente con lo establecido en la misma y demás disposiciones aplicables. Para el caso del Fondo de Aportaciones para la Infraestructura Social se debe garantizar la entrega de por lo menos el 10 por ciento de los recursos del mencionado fondo, en términos de la normatividad aplicable a los pueblos y comunidades indígenas y afromexicanas con la finalidad de hacer efectivos sus derechos reconocidos en el artículo 2o. de la Constitución Política de los Estados Unidos Mexicanos.

Asimismo, las entidades federativas en el fideicomiso o vehículo financiero que instrumenten conforme a su legislación local, podrán continuar afectando las aportaciones federales del Fondo de Aportaciones para la Infraestructura Social y del Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, en garantía o fuente de pago hasta por el 25 por ciento de los recursos que anualmente les correspondan por concepto de dichos fondos, dando cumplimiento a lo dispuesto en el artículo 50 de la Ley de Coordinación Fiscal.

El Fondo de Aportaciones Múltiples se asignará de conformidad con lo establecido en el artículo 40 de la Ley de Coordinación Fiscal, para lo cual la Secretaría de Educación Pública, por lo que se refiere al componente relativo a la construcción, equipamiento y rehabilitación de infraestructura física, podrá asignarlo prioritariamente de la manera siguiente: el 64 por ciento a educación básica; el 4.72 por ciento a educación media superior, y el 31.28 por ciento a educación superior en su modalidad universitaria; a fin de atender las necesidades de cada nivel educativo;

XIX. Los límites de las remuneraciones de las personas servidoras públicas de la Federación se señalan en el Anexo 23 de este Decreto y en el Tomo IX de este Presupuesto de Egresos;

XX. Las previsiones para sufragar las erogaciones correspondientes a las medidas salariales y económicas para los Ramos Generales 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, y 33 Aportaciones Federales para Entidades Federativas y Municipios, se distribuyen conforme a lo establecido en el Anexo 24 de este Decreto;

XXI. Los programas sujetos a reglas de operación se señalan en el Anexo 25 de este Decreto, y

XXII. Los principales programas previstos en este Presupuesto de Egresos se detallan en el Anexo 26 de este Decreto.

Los Anexos 14, 16 al 19 y 27 al 30 de este Decreto, comprenden los recursos para la atención de grupos vulnerables; la adaptación y mitigación de los efectos del cambio climático; el desarrollo de los jóvenes; la atención de niñas, niños y adolescentes; la prevención del delito, combate a las adicciones, rescate de espacios públicos y promoción de proyectos productivos; la conservación y mantenimiento carretero; subsidios para organismos descentralizados estatales; subsidios para acciones en materia de agua, (distribución del programa hidráulico), y para la prevención, detección, investigación y sanción de hechos de corrupción, así como a las acciones de fiscalización y control de recursos públicos.

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Artículo 4. Para el ejercicio fiscal 2025 se aprueba para Petróleos Mexicanos una meta de balance financiero de $248,722,300,000 y un techo de gasto de servicios personales de $114,074,049,376. Asimismo, se aprueba para la Comisión Federal de Electricidad una meta de balance financiero de $40,000,000,000, y un techo de gasto de servicios personales de $80,447,523,411.

Artículo 5. Conforme al artículo 272 de la Ley del Seguro Social, el gasto programable del Instituto Mexicano del Seguro Social será de $1,469,410,379,894. El Gobierno Federal aportará al Instituto la cantidad de $153,275,920,284, como aportaciones para los seguros; dispondrá de la cantidad de $753,202,100,919, para cubrir las pensiones en curso de pago derivadas del Duodécimo Transitorio de la Ley del Seguro Social; aportará la cantidad de $8,772,737,469, para atender lo dispuesto en los artículos 141, 172 y 172 A de dicha ley, y aportará la cantidad de $25,896,128, para atender lo dispuesto en el Segundo Transitorio del “Decreto por el que se adicionan diversas disposiciones de la Ley del Seguro Social, de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y de la Ley Federal del Trabajo”, publicado en el Diario Oficial de la Federación el 4 de junio de 2019.

Durante el ejercicio fiscal 2025, el Instituto Mexicano del Seguro Social debe destinar a las Reservas Financieras y Actuariales de los seguros y a la Reserva General Financiera y Actuarial, así como al Fondo para el Cumplimiento de Obligaciones Laborales de Carácter Legal o Contractual, a que se refieren los artículos 280, fracciones III y IV, y 286 K, respectivamente, de la Ley del Seguro Social, la cantidad de $27,253,743,894, a fin de garantizar el debido y oportuno cumplimiento de las obligaciones que contraiga, derivadas del pago de beneficios y la prestación de servicios relativos a los seguros que se establecen en dicha ley; así como para hacer frente a las obligaciones laborales que contraiga, ya sea por disposición legal o contractual con sus trabajadores.

Para los efectos del artículo 277 G de la Ley del Seguro Social, el Instituto Mexicano del Seguro Social debe sujetarse a las normas de austeridad y disciplina presupuestaria contenidas en este Decreto, en los términos propuestos por el Consejo Técnico de dicho Instituto, las cuales se aplicarán sin afectar el servicio público que está obligado a prestar a sus derechohabientes; asimismo, conforme al mismo artículo 277 G, dichas normas no deben afectar las metas de constitución o incremento de reservas establecidas en este Decreto.

El uso de reservas de cualquier naturaleza y tipo debe ser registrado invariablemente como gasto programable. Asimismo, las reservas de los seguros de Invalidez y Vida, y de Riesgos de Trabajo, únicamente podrán destinarse para las prestaciones monetarias de esos seguros, y no para financiar gasto corriente del Instituto, salvo en los casos que así lo prevea la Ley del Seguro Social.

La persona titular y las personas servidoras públicas competentes del Instituto Mexicano del Seguro Social serán responsables de que el ejercicio del gasto de dicho Instituto se sujete a los montos autorizados para cubrir su gasto programable, para las reservas y el fondo a que se refiere este artículo.

TÍTULO SEGUNDO

DEL FEDERALISMO

CAPÍTULO ÚNICO

De los recursos federales transferidos a las entidades federativas, a los municipios y a las demarcaciones territoriales de la Ciudad de México

Artículo 6. El ejercicio de los recursos federales aprobados en este Presupuesto de Egresos para ser transferidos a las entidades federativas y, por conducto de éstas, a los municipios y a las demarcaciones territoriales de la Ciudad de México, así como el de los recursos federales que se ejerzan de manera concurrente con recursos de dichos órdenes de gobierno, se sujetará a las disposiciones legales aplicables, al principio de anualidad y a lo siguiente:

I. El resultado de la distribución entre las entidades federativas de los recursos que integran los fondos del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios, se presenta en el Tomo IV de este Presupuesto de Egresos, con excepción del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal (FASP), cuya distribución se realizará conforme a lo dispuesto en el artículo 44 de la Ley de Coordinación Fiscal;

II. Los recursos federales a que se refiere este artículo, distintos a los previstos en la Ley de Coordinación Fiscal, serán ministrados siempre y cuando las entidades federativas y, en su caso, los municipios y demarcaciones territoriales de la Ciudad de México, cumplan con lo previsto en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, la Ley General de Contabilidad Gubernamental, este Presupuesto de Egresos y las demás disposiciones jurídicas aplicables, así como, en su caso, las reglas de operación, los convenios o instrumentos jurídicos correspondientes;

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III. Los proyectos de infraestructura que realicen las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, con cargo a los recursos de los fondos del Ramo General 23 Provisiones Salariales y Económicas, deben incluir la leyenda siguiente: “Esta obra fue realizada con recursos públicos federales”, sin perjuicio de las demás que establezca el presente Decreto.

La Secretaría debe publicar de forma trimestral, en el Portal de Transparencia Presupuestaria, la información relativa a los proyectos de infraestructura autorizados en el Ramo General 23 Provisiones Salariales y Económicas, incluyendo el monto aprobado y pagado, su ubicación geográfica, y los lineamientos aplicables a dichos recursos. Asimismo, debe informar en dicho medio el avance financiero de los proyectos con base en los reportes que, de conformidad con la normatividad aplicable, realicen las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México. La información anterior, debe estar disponible, a su vez, en formato de datos abiertos;

IV. Los programas que prevean la aportación de recursos por parte de las entidades federativas y, en su caso, municipios o demarcaciones territoriales de la Ciudad de México, para ser ejercidos de manera concurrente con recursos federales, se sujetarán a lo siguiente:

a)

El porcentaje o monto que corresponda aportar a las entidades federativas y, en su caso, a los municipios o demarcaciones territoriales de la Ciudad de México, será establecido por las Dependencias a cargo de los respectivos programas;

b)

Dichos órdenes de gobierno deben realizar las aportaciones de recursos que les correspondan en las cuentas bancarias productivas específicas respectivas, en un periodo que no debe exceder de 20 días hábiles contados a partir de la recepción de los recursos federales. Los recursos federales deben ser ministrados de acuerdo con el calendario establecido en los convenios y de ninguna manera podrá iniciar ministraciones después del mes de marzo.

Antes del vencimiento del plazo a que se refiere el párrafo anterior, las entidades federativas y, en su caso, municipios o demarcaciones territoriales de la Ciudad de México, en casos debidamente justificados, podrán solicitar a la Dependencia o Entidad de que se trate una prórroga para realizar la aportación correspondiente de recursos locales, hasta por el mismo plazo a que se refiere el párrafo anterior;

c)

La entidad federativa, municipio o demarcación territorial de la Ciudad de México que se vea afectado por situaciones que obliguen al Ejecutivo Federal a emitir declaratorias de emergencia o de desastre natural, en los términos de la Ley General de Protección Civil, contará con una prórroga de 20 días hábiles adicionales para efectuar el depósito de las aportaciones que le correspondan, una vez publicada la declaratoria;

d)	Las entidades federativas podrán cubrir hasta en dos exhibiciones durante el ejercicio fiscal su aportación a los programas concurrentes en materia educativa para todos los niveles, y

e)

Las ministraciones de recursos federales podrán ser suspendidas cuando las entidades federativas y, en su caso, los municipios y demarcaciones territoriales de la Ciudad de México no aporten en los plazos previstos los recursos que les corresponden en las cuentas específicas;

V. La Secretaría de Educación Pública comunicará a las entidades federativas a más tardar el último día hábil del mes de marzo, el presupuesto para el subsidio para organismos descentralizados estatales que la Federación otorga, así como para los programas financiados con fondos concurrentes;

VI. En caso de que, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, deban realizarse ajustes o adecuaciones al Presupuesto de Egresos durante el ejercicio fiscal, una vez que se realicen las compensaciones previstas en la misma y, en su caso, una vez utilizados los recursos de las reservas que correspondan en términos de dicha ley, los ajustes que fueran necesarios realizar a los recursos federales distintos a los contenidos en la Ley de Coordinación Fiscal destinados a las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, deben efectuarse de manera proporcional a los demás ajustes al Presupuesto de Egresos, informando de tales ajustes o adecuaciones a la Cámara de Diputados;

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VII. Los recursos federales vinculados con ingresos excedentes que, en los términos de los artículos 19, fracción IV, inciso d), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 12, sexto párrafo del Reglamento, tengan como destino la realización de programas y proyectos de inversión en infraestructura y equipamiento de las entidades federativas, se sujetarán a los lineamientos para el ejercicio de los recursos del Fideicomiso para la Infraestructura en los Estados emitidos por la Secretaría, así como a las demás disposiciones aplicables. Dichos recursos se considerarán devengados al momento de su aportación al patrimonio de este Fideicomiso, y su ejercicio por parte de las entidades federativas se realizará conforme a los calendarios de ejecución de los programas y/o proyectos de inversión en infraestructura y equipamiento establecidos en los convenios celebrados para tal efecto con la Secretaría. En el caso de los subsidios que tengan el mismo destino, la Secretaría debe entregar los recursos a las entidades federativas de acuerdo con un calendario establecido y podrá emitir las disposiciones correspondientes para su comprobación en términos de los artículos 79 y 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Para efectos de lo señalado en el artículo 12 A, párrafos sexto y séptimo, del Reglamento, relativo a las compensaciones con cargo a los recursos del Fondo de Estabilización de los Ingresos de las Entidades Federativas que se realizan mediante anticipos trimestrales o, en su caso mensuales, la Secretaría compensará en los plazos, forma y términos que comunique a cada entidad federativa, el monto determinado para efectuar la correspondiente compensación provisional, dicha comunicación se llevará a cabo a más tardar a los 10 días hábiles siguientes a la terminación de cada trimestre o, en su caso, de cada mes, según corresponda. En lo referente al cuarto trimestre o, de ser el caso, el mes de diciembre, la comunicación antes señalada se realizará a más tardar a los 15 días del mes de diciembre. Los plazos antes referidos también serán aplicables para el supuesto en que la Secretaría comunique que las compensaciones provisionales se deben realizar con cargo a los recursos que se generen de los esquemas que se instrumenten o se hayan instrumentado para potenciar los recursos de dicho fondo;

VIII. Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México deben enviar a la Secretaría, a través del sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria la información de las evaluaciones que lleven a cabo sobre recursos federales transferidos, en los términos de las disposiciones aplicables. La Secretaría debe reportar dicha información en los Informes trimestrales;

IX. El Consejo Nacional de Seguridad Pública aprobará a más tardar en el mes de enero, los criterios de distribución de los recursos de los fondos de ayuda federal para la seguridad pública a que se refiere el artículo 21, décimo primer párrafo, inciso e), de la Constitución Política de los Estados Unidos Mexicanos, en términos de lo establecido en el artículo 142 de la Ley General del Sistema Nacional de Seguridad Pública.

Para efectos del párrafo anterior, se promoverá que, por lo menos, el 20 por ciento de los recursos previstos en el Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal (FORTAMUN), se destinen a la atención de necesidades directamente vinculadas con la seguridad pública.

El Consejo Nacional de Seguridad Pública, al aprobar los criterios para la distribución de los recursos de los fondos de ayuda federal que se otorguen a las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México para la seguridad pública, promoverá y vigilará que su aplicación se oriente al cumplimiento de los ejes estratégicos y programas con prioridad nacional definidos por dicho órgano, así como que su erogación se realice en términos de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios.

Para tales efectos, los convenios relativos a estos fondos establecerán mecanismos que contribuyan a agilizar la recepción y el ejercicio de los recursos que reciban las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México.

Dicho Consejo promoverá que, por lo menos, el 20 por ciento de los recursos del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal (FASP) se distribuya entre los municipios y las demarcaciones territoriales de la Ciudad de México, conforme a criterios que integren el número de habitantes y el avance en la aplicación del Programa Estatal de Seguridad Pública en materia de profesionalización, equipamiento, modernización tecnológica e infraestructura.

Las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México, en el ejercicio de los recursos que les sean transferidos para seguridad pública, a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios deben alinear, en su caso, la aplicación de los recursos para implementar y operar el modelo de desarrollo y operación policial previsto en la ley de la materia, conforme a los ejes estratégicos aprobados por el Consejo Nacional de Seguridad Pública;

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X. Los recursos presupuestarios federales asignados al Fondo para el Fortalecimiento de las Instituciones de Seguridad Pública (FOFISP), conforme a lo previsto en el Segundo Transitorio del “Decreto por el que se reforma el Artículo Quinto Transitorio del Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Constitución Política de los Estados Unidos Mexicanos, en materia de Guardia Nacional, publicado en el Diario Oficial de la Federación el 26 de marzo de 2019”, publicado en el Diario Oficial de la Federación el 18 de noviembre de 2022, se incluyen en el Ramo 36 Seguridad y Protección Ciudadana.

El ejercicio de los recursos referidos en el párrafo anterior, se sujetará a las disposiciones previstas en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, en la Ley General de Contabilidad Gubernamental, en este Decreto y en los lineamientos que para tal efecto emita el Ejecutivo Federal, por conducto del Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública.

Los referidos lineamientos deben ser publicados en el Diario Oficial de la Federación durante el primer bimestre de 2025; dar cumplimiento a lo establecido en el Segundo Transitorio referido en el primer párrafo de esta fracción, y contemplar, entre otros aspectos, los siguientes:

a)

Los criterios de distribución, fórmulas y variables de asignación, las cuales, cuando corresponda, deben atender los criterios establecidos en las disposiciones a que se refiere el primer párrafo de esta fracción;

b)	Los porcentajes que se deban destinar al cumplimiento de las obligaciones establecidas en las disposiciones señaladas en el primer párrafo de esta fracción;

c)	Las obligaciones correspondientes a las entidades federativas;

d)

Los conceptos a los que, para el cumplimiento a las disposiciones referidas en el primer párrafo de esta fracción, deben destinarse los recursos, en alineación con los programas de prioridad nacional definidos por el Consejo Nacional de Seguridad Pública, y

e)	La lista de beneficiarios y el monto de asignación correspondiente a cada uno.

Para efectos de lo previsto en esta fracción, el Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública debe suscribir, en términos de las disposiciones aplicables, los convenios específicos y sus anexos técnicos con los beneficiarios de los recursos, a más tardar el último día hábil de marzo de 2025.

El Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública, debe publicar y actualizar trimestralmente en su página de Internet un reporte especial sobre el ejercicio de los recursos a que hace referencia la presente fracción, con base en la información que le proporcionen los beneficiarios de los recursos, y

XI. Durante los primeros 10 días naturales del mes de febrero, las entidades federativas deben enviar a la Secretaría, en forma impresa y en formato electrónico de base de datos, el calendario de distribución y montos que de los fondos a los que se refieren los artículos 35 y 36 de la Ley de Coordinación Fiscal correspondan para el ejercicio fiscal 2025 a sus municipios o demarcaciones territoriales, según corresponda.

Artículo 7. Las entidades federativas y, en su caso, municipios y demarcaciones territoriales de la Ciudad de México, que realicen proyectos de infraestructura con recursos del Ramo General 23 Provisiones Salariales y Económicas deben reportar a la Secretaría, en los términos que esta determine y a través del sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la información del contrato bajo el cual se realicen dichos proyectos, su ubicación geográfica, informes sobre sus avances y, en su caso, evidencias de conclusión. Las entidades federativas y, en los casos que corresponda, los municipios y las demarcaciones territoriales de la Ciudad de México serán responsables de la veracidad de la información reportada.

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TÍTULO TERCERO

DE LOS LINEAMIENTOS GENERALES PARA EL EJERCICIO FISCAL

CAPÍTULO I

Disposiciones generales

Artículo 8. Los recursos correspondientes a los subejercicios que no sean subsanados en el plazo que establece el artículo 23, penúltimo párrafo, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como el importe de los ahorros que se obtengan como resultado de la instrumentación de las medidas de austeridad y disciplina presupuestaria, serán reasignados a los programas sociales y de inversión en infraestructura previstos en este Presupuesto de Egresos, así como en los términos de lo dispuesto en el artículo 61 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones jurídicas aplicables, según corresponda. Al efecto, la Secretaría informará trimestralmente a la Cámara de Diputados, a partir del 1 de abril, sobre dichos subejercicios. En el caso de las economías generadas durante el ejercicio fiscal, éstas deben canalizarse a los programas y tomos aprobados en este Presupuesto de Egresos.

La determinación de los subejercicios se realizará conforme a los calendarios autorizados, en los términos del artículo 23 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

CAPÍTULO II

De las disposiciones de austeridad y disciplina presupuestaria

Artículo 9. Las Dependencias y Entidades se sujetarán a las disposiciones de austeridad y disciplina presupuestaria que se establezcan en los términos del Título Tercero, Capítulo IV, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en la Ley Federal de Austeridad Republicana y en las disposiciones de austeridad republicana emitidas por el Ejecutivo Federal, así como por la Secretaría y la Secretaría Anticorrupción y Buen Gobierno en el ámbito de sus atribuciones. Sin perjuicio de lo anterior, las Dependencias y Entidades observarán las disposiciones siguientes:

I. No crear plazas, salvo que se cuente con la previsión presupuestaria aprobada para tal fin en este Presupuesto de Egresos, o que sean resultado del cumplimiento de reformas jurídicas; por determinación de la Secretaría en los supuestos en que las Dependencias y Entidades generen los ingresos para cubrir su gasto respectivo, administren, exploten, operen y presten servicios aeroportuarios, aeronáuticos, ferroviarios, turísticos, culturales, comerciales, complementarios, auxiliares y conexos a los anteriores rubros, o bien, que dichas plazas tengan como finalidad atender situaciones de carácter emergente o contingente. Asimismo, la Secretaría podrá autorizar modificaciones al presupuesto para la creación de plazas para prestar los servicios de salud;

II. Los incrementos que, en su caso, se otorguen a las personas servidoras públicas, se sujetarán a los recursos aprobados en los Anexos 7 y 24 de este Decreto y tendrán como objetivo exclusivamente mantener el poder adquisitivo respecto del año 2024;

III. Las Dependencias y Entidades no podrán crear estructuras orgánicas y ocupacionales excesivas, y se sujetarán a lo que establezca la Secretaría y la Secretaría Anticorrupción y Buen Gobierno, en el ámbito de sus respectivas competencias;

IV. El Instituto de Administración y Avalúos de Bienes Nacionales continuará las acciones para el mejor uso y aprovechamiento inmobiliario que considere, entre otras, la puesta a disposición de inmuebles desaprovechados, mismos que podrán ser utilizados para resolver necesidades de otras instituciones públicas o, en su defecto, para su desincorporación y enajenación. Para tal efecto, dicho Instituto actualizará el programa de aprovechamiento inmobiliario federal mismo que debe publicarse en su página de Internet, así como podrá realizar verificaciones a los inmuebles que así considere, previo aviso a la institución pública de que se trate. Las acciones derivadas del programa deben sujetarse al presupuesto aprobado para las Dependencias y Entidades;

V. Las contrataciones públicas se llevarán a cabo preferentemente de manera consolidada, siempre y cuando se asegure la obtención de ahorros y de las mejores condiciones para el Estado en cuanto a calidad, precio y oportunidad disponibles; para tal efecto, las Dependencias y Entidades podrán realizar las transferencias de recursos conforme a las disposiciones aplicables.

Adicionalmente, se utilizará la modalidad de ofertas subsecuentes de descuentos en las licitaciones públicas que se realicen cuando los bienes a adquirir o servicios por contratar satisfagan los requisitos y condiciones que establece la normatividad en la materia y se asegure con ello la obtención de las mejores condiciones para el Estado;

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VI. Las Dependencias y Entidades que tengan contratadas pólizas de seguros sobre personas y bienes deben llevar a cabo las acciones necesarias para incorporarse a las pólizas institucionales coordinadas por la Secretaría o por la Secretaría Anticorrupción y Buen Gobierno, según corresponda, siempre y cuando dicha incorporación represente una reducción en el gasto global y que se mantengan o mejoren las condiciones contratadas en la póliza, y

VII. La Secretaría podrá establecer mecanismos financieros de cobertura de riesgos para atender obligaciones contingentes relacionadas con bienes culturales de las Dependencias y Entidades, considerando las asignaciones con las que cuenten para tal fin, así como de aquellas obras de arte que ingresen al territorio nacional para su exhibición al público en general.

Las Dependencias y Entidades proporcionarán a la Secretaría, en los términos que ésta determine, la información relacionada con los contratos que impliquen la erogación de recursos públicos, la cual será pública, en formato de datos abiertos, a través del Portal de Transparencia Presupuestaria. Para ello, la Secretaría Anticorrupción y Buen Gobierno se coordinará con la Secretaría para integrar, en el ámbito de sus atribuciones, la información que al respecto contenga el sistema CompraNet.

La Secretaría, desde el ámbito del control presupuestario, podrá autorizar en casos excepcionales modalidades específicas de aplicación de las medidas de austeridad y disciplina presupuestaria referidas en las fracciones anteriores, o bien en los supuestos que las Dependencias y Entidades sean objeto de reformas jurídicas, de nueva creación o cuando se realicen modificaciones a su estructura programática.

Las Dependencias y Entidades que reciban ampliaciones líquidas del Ramo General 23 Provisiones Salariales y Económicas, distintas de los ingresos excedentes que tengan un destino específico, únicamente deben destinarlas a los fines autorizados por la Secretaría.

Los Poderes Legislativo y Judicial, así como los entes autónomos, deben implementar medidas equivalentes a las aplicables en las Dependencias y Entidades, respecto de la reducción del gasto destinado a las actividades administrativas, de apoyo y del presupuesto regularizable de servicios personales, para lo cual publicarán en el Diario Oficial de la Federación y en sus respectivas páginas de Internet, a más tardar el último día hábil del mes de febrero, sus respectivos lineamientos y el monto correspondiente a la meta de ahorro. Asimismo, reportarán en los Informes trimestrales las medidas que hayan adoptado y los montos de ahorros obtenidos. Dichos reportes serán considerados por la Comisión de Presupuesto y Cuenta Pública de la Cámara de Diputados en el proceso de análisis y aprobación de las erogaciones correspondientes al Presupuesto de Egresos para el siguiente ejercicio fiscal.

La Secretaría reportará en los Informes trimestrales las variaciones en el gasto corriente estructural.

Artículo 10. En materia de comunicación social, los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, se sujetarán a la Ley General de Comunicación Social y a las demás disposiciones jurídicas aplicables. En el caso de las Dependencias y Entidades, adicionalmente, se sujetarán a la política de comunicación social del Gobierno Federal que formule la Oficina de la Presidencia de la República, con la intervención que corresponda a la Secretaría de Gobernación. Asimismo, los ejecutores de gasto deben observar lo siguiente:

I. Podrán destinar recursos presupuestarios para la difusión de campañas de comunicación social, a través de la radio y la televisión, siempre y cuando hayan solicitado los tiempos oficiales, y dichos tiempos no estuvieran disponibles en los espacios y tiempos solicitados.

No podrán realizarse erogaciones en comunicación social en las entidades federativas en donde se lleven a cabo elecciones, durante el tiempo que comprendan las campañas electorales y hasta la conclusión de la jornada comicial. Solo podrán realizarse erogaciones en los tiempos a que se refiere el párrafo anterior, en los casos de excepción previstos en la Constitución Política de los Estados Unidos Mexicanos y en la legislación de la materia;

II. Las Dependencias y Entidades registrarán la información a la que se refiere el artículo 33 de la Ley General de Comunicación Social, en el sistema respectivo, de conformidad con las disposiciones generales que para tal efecto publique la Secretaría de Gobernación, en el Diario Oficial de la Federación, de conformidad con la ley señalada;

III. Las erogaciones que conforme a este artículo realicen las Entidades deben ser autorizadas por el órgano de gobierno respectivo o su equivalente;

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IV. Durante el ejercicio fiscal no podrán realizarse ampliaciones y/o traspasos de recursos de otros capítulos o conceptos de gasto, al concepto de gasto correspondiente a servicios de comunicación social y publicidad de los respectivos presupuestos, ni podrán incrementarse dichos conceptos de gasto, salvo que dichos recursos se destinen a mensajes para atender situaciones de carácter preventivo o contingente; que tengan como propósito mantener la prestación de servicios a la población que no se puedan atender de manera presencial derivado de situaciones emergentes; que se requieran para la promoción comercial de las Entidades para que generen mayores ingresos; que tengan como propósito promover a México como destino turístico en el extranjero, o que se realicen con cargo a los ingresos excedentes que obtenga el Instituto Nacional de Migración para mejorar los servicios migratorios. En dichos supuestos, los ejecutores de gasto deben obtener de la Secretaría de Gobernación la autorización del programa de comunicación social o bien de la modificación respectiva, para lo cual señalarán el costo y su fuente de financiamiento y, posteriormente, deben realizar el trámite de adecuación presupuestaria ante la Secretaría;

V. Una vez que las Dependencias y Entidades cuenten con los recursos autorizados conforme a la fracción anterior, el Ejecutivo Federal, por conducto de la Secretaría de Gobernación, debe presentar a la Cámara de Diputados a través de la Comisión competente, un informe con las razones que justifican la ampliación o traspaso correspondiente, así como su cuantía y modalidades de ejercicio.

Lo anterior, sin perjuicio de las obligaciones que, conforme a la Ley General de Comunicación Social, deban cumplir las Dependencias y Entidades;

VI. Las erogaciones realizadas en materia de comunicación social se acreditarán únicamente con órdenes de transmisión para medios electrónicos, con órdenes de inserción para medios impresos y con órdenes de servicio para medios complementarios. En todos los casos se debe especificar la tarifa convenida, concepto, descripción del mensaje, destinatarios, cobertura geográfica, circulación certificada y pautas de difusión en relación con el medio de comunicación que corresponda;

VII. Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, previo a la contratación de servicios de producción, espacios en radio y televisión comerciales, deben atender la información de los medios sobre cobertura geográfica, audiencias, programación y métodos para medición de audiencias, así como su capacidad técnica para la producción, postproducción y copiado. La Secretaría de Gobernación debe dar seguimiento a la inclusión de los medios públicos en los programas y campañas de comunicación social y publicidad de las Dependencias y Entidades;

VIII. La Secretaría Anticorrupción y Buen Gobierno, en términos de lo dispuesto en la Ley General de Comunicación Social, a través del sistema respectivo dará seguimiento al registro que realicen las Dependencias y Entidades sobre las erogaciones en materia de comunicación social;

IX. El gasto en comunicación social aprobado en este Presupuesto de Egresos debe destinarse, al menos, en un 5 por ciento a la contratación en medios impresos, conforme a las disposiciones aplicables, y

X. Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, que cuenten con recursos en este Presupuesto de Egresos para comunicación social, deben elaborar sus respectivos Programas Anuales de Comunicación Social, de conformidad y en los términos de la legislación aplicable.

Artículo 11. Para lograr una mayor transparencia en materia de contrataciones públicas, promover la reactivación económica y fortalecer las cadenas productivas, las Dependencias y Entidades que realicen adquisiciones de bienes y contratación de servicios o de obra pública, se sujetarán al Programa de Cadenas Productivas de Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, a fin de dar de alta en el mismo las cuentas por pagar a sus proveedores o contratistas, apegándose a las disposiciones generales aplicables a dicho Programa, las cuales serán emitidas por la Secretaría e interpretadas por la unidad administrativa de la misma que ejerza las facultades de coordinación con las instituciones de banca de desarrollo.

Con el propósito de fomentar la transparencia, tratándose de las empresas públicas del Estado, éstas podrán incorporarse al Programa de Cadenas Productivas, con el objeto de que sus proveedores y contratistas sean beneficiados con este Programa.

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El registro de las cuentas por pagar debe realizarse de acuerdo con los plazos definidos en dichas disposiciones, con el propósito de dar mayor certidumbre, transparencia y eficiencia en los pagos.

Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, con el apoyo de dichas Dependencias y Entidades y, en su caso, las empresas públicas del Estado, debe promover la utilización del Programa de Cadenas Productivas con los proveedores y contratistas del sector público y reportará los avances que se presenten en los Informes trimestrales.

CAPÍTULO III

De los servicios personales

Artículo 12. Los recursos previstos en los presupuestos de las Dependencias y Entidades en materia de servicios personales y, en su caso, en los ramos generales, incorporan la totalidad de las previsiones para sufragar las erogaciones correspondientes a las medidas salariales y económicas, y se sujetarán a lo siguiente:

I. Los incrementos a las percepciones se determinarán, conforme a:

a)	La estructura ocupacional autorizada;

b)

Las plazas registradas en el sistema de administración de nómina y demás elementos previstos en el caso del artículo 27-A de la Ley de Coordinación Fiscal y del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, para el caso del Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo;

c)

La plantilla de personal, tratándose del Fondo de Aportaciones para los Servicios de Salud (FASSA), con sujeción a lo establecido en el artículo 30, párrafos penúltimo y último, de la Ley de Coordinación Fiscal, y

d)

Las plantillas de personal, tratándose del Fondo de Aportaciones para la Educación Tecnológica y de Adultos (FAETA); y, en el caso de los servicios de educación para adultos, en los términos de la Ley de Coordinación Fiscal.

Las previsiones para el incremento a las percepciones, a que se refieren los Anexos 7 y 24 de este Decreto, incluyen la totalidad de los recursos para categorías y personal de confianza y sindicalizado, por lo que no debe utilizarse la asignación prevista a un grupo para favorecer a otro;

II. En el presente ejercicio fiscal en las Dependencias y Entidades no se deben crear plazas en nivel alguno con excepción de los casos previstos en el artículo 9, fracción I, de este Decreto;

III. Las previsiones a que se refiere el Anexo 24 de este Decreto incluyen los recursos para la educación tecnológica y de adultos correspondientes a aquellas entidades federativas que no han celebrado los convenios establecidos en el artículo 42 de la Ley de Coordinación Fiscal. Una vez que dichas entidades celebren los convenios respectivos, dichos recursos deben ser entregados a estas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios;

IV. Los recursos del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, incluyen las previsiones para cubrir:

a)

Las medidas salariales y económicas correspondientes al fondo previsto en los artículos 26, 26-A, 27 y 27-A de la Ley de Coordinación Fiscal y al Fondo de Aportaciones para la Educación Tecnológica y de Adultos (FAETA), que serán cubiertas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios;

b)

Las medidas económicas que se requieran para la cobertura y el mejoramiento de la calidad del sistema educativo. Asimismo, las previsiones para incrementos a las percepciones incluyen las correspondientes a los sistemas de desarrollo profesional que, en su caso, correspondan en los términos de la ley de la materia, y

c)

Las plazas que sean creadas con cargo a los recursos establecidos en el rubro de previsiones salariales y económicas del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, para su aplicación a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios, de acuerdo con la normatividad aplicable, y

V. Las previsiones incluidas en el Fondo de Aportaciones para los Servicios de Salud (FASSA), incluyen los recursos para cubrir aquellas medidas económicas que se requieran para la cobertura y el mejoramiento de la calidad del sistema de salud, con sujeción a lo establecido en el artículo 30, párrafos penúltimo y último, de la Ley de Coordinación Fiscal.

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Las Dependencias y Entidades reportarán en los Informes trimestrales el impacto de los incrementos salariales en el presupuesto regularizable.

Artículo 13. Las remuneraciones autorizadas a las personas servidoras públicas de la Federación se integran en términos de las percepciones previstas en el presente Decreto, en su Anexo 23 y en el Tomo IX de este Presupuesto de Egresos, conforme a lo dispuesto en el artículo 127 de la Constitución Política de los Estados Unidos Mexicanos y en la Ley Federal de Remuneraciones de los Servidores Públicos:

I. Las remuneraciones se integran, conforme a lo dispuesto en la referida disposición constitucional; los artículos 7 de la Ley Federal de Remuneraciones de los Servidores Públicos, y 2, fracciones XXXIII, XXXIV y XLVI, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, con la suma de la totalidad de percepciones ordinarias y extraordinarias que perciben las personas servidoras públicas de la Federación.

Las percepciones ordinarias incluyen la totalidad de los elementos fijos de la remuneración. Las percepciones extraordinarias consideran los elementos variables de dicha remuneración, la cual solo podrá cubrirse conforme a los requisitos y la periodicidad establecidos en las disposiciones aplicables.

La Secretaría podrá autorizar, en términos de las disposiciones específicas que emita, el otorgamiento de compensaciones económicas para el personal que integra la Guardia Nacional como parte de su sistema de remuneraciones, así como de los sistemas complementarios de seguridad social, sin que lo anterior comprometa recursos de largo plazo mayores a los autorizados en los términos de este Decreto.

Las contribuciones a cargo de las personas servidoras públicas que se causen por las percepciones señaladas en la presente fracción, forman parte de su remuneración;

II. La remuneración total anual autorizada a la persona titular de la Presidencia de la República y los límites de remuneración mensual para la Administración Pública Federal se integran en términos de los artículos 7 y 12, inciso a), de la Ley Federal de Remuneraciones de los Servidores Públicos y de las percepciones previstas en el presente Decreto y, conforme a lo siguiente:

a)

Los límites mínimos y máximos de percepciones ordinarias brutas y netas mensuales para las personas servidoras públicas de la Administración Pública Federal, las cuales incluyen la suma de la totalidad de pagos fijos, en efectivo y en especie, se presentan en el Anexo 23.1.1. de este Decreto y comprenden los conceptos que a continuación se señalan con sus respectivos montos:

i.	Los montos correspondientes a sueldos y salarios, y

ii.	Los montos correspondientes a las prestaciones.

Los montos de las percepciones ordinarias presentadas en el Anexo 23.1. no consideran los incrementos salariales que, en su caso, se autoricen para el presente ejercicio fiscal, las repercusiones que se deriven de la aplicación de las disposiciones de carácter fiscal, ni las adecuaciones a la curva salarial del tabulador;

b)	La remuneración ordinaria total líquida mensual neta autorizada a la persona titular de la Presidencia de la República para el ejercicio fiscal de 2025 se incluye en el Anexo 23.1.2. de este Decreto;

c)

La remuneración total anual de percepciones ordinarias autorizada a la persona titular de la Presidencia de la República para el ejercicio fiscal de 2025 se incluye en el Anexo 23.1.3. de este Decreto, y

d)

En el presente Presupuesto de Egresos se consideran recursos para el pago de percepciones extraordinarias que, en su caso, percibirán las personas servidoras públicas que, conforme a las disposiciones aplicables, tengan derecho a recibirlas. Las percepciones extraordinarias que se paguen a las personas servidoras públicas se informarán a la Secretaría, en términos del último párrafo del artículo 14 de este Decreto;

III. La remuneración total anual autorizada a los titulares de los ejecutores de gasto que a continuación se indican y los límites correspondientes a las percepciones ordinarias y extraordinarias de las personas servidoras públicas de dichos ejecutores de gasto, conforme a lo dispuesto en la fracción I, primer párrafo, de este artículo, se presentan en los Anexos siguientes de este Decreto:

a)	Anexo 23.2. Ramo 01: Cámara de Senadores;

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b)	Anexo 23.3. Ramo 01: Cámara de Diputados;

c)	Anexo 23.4. Ramo 01: Auditoría Superior de la Federación;

d)	Anexo 23.5. Ramo 03: Suprema Corte de Justicia de la Nación;

e)	Anexo 23.6. Ramo 03: Consejo de la Judicatura Federal;

f)	Anexo 23.7. Ramo 03: Tribunal Electoral del Poder Judicial de la Federación;

g)	Anexo 23.8. Ramo 22: Instituto Nacional Electoral;

h)	Anexo 23.9. Ramo 35: Comisión Nacional de los Derechos Humanos;

i)	Anexo 23.10. Ramo 41: Comisión Federal de Competencia Económica;

j)	Anexo 23.11. Ramo 43: Instituto Federal de Telecomunicaciones;

k)	Anexo 23.12. Ramo 44: Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales;

l)	Anexo 23.13. Ramo 49: Fiscalía General de la República;

m)	Anexo 23.14. Ramo 40: Instituto Nacional de Estadística y Geografía, y

n)	Anexo 23.15. Ramo 32: Tribunal Federal de Justicia Administrativa, y

IV. El desglose de las percepciones por ejecutor de gasto, se presenta en el Tomo IX de este Presupuesto de Egresos.

Las Dependencias y Entidades podrán modificar las percepciones ordinarias de los puestos conforme a las disposiciones aplicables, sujetándose a los límites máximos establecidos en el Anexo 23.1. del presente Decreto, previa autorización y registro presupuestario en los términos de las disposiciones aplicables. Asimismo, podrán efectuarse ajustes en la composición de las percepciones ordinarias por concepto de sueldos y salarios, siempre y cuando no se incremente el monto mensual previsto en dicho Anexo para el puesto correspondiente, y no se aumente su presupuesto regularizable de servicios personales.

Las Entidades que cuenten con planes de compensación acordes con el cumplimiento de las expectativas de aumento en el valor agregado, podrán determinar las percepciones aplicables, sin generar costos adicionales y siempre que dichos planes sean autorizados por la Secretaría en lo que se refiere a que el presupuesto total de la Entidad no se incremente y no se afecten negativamente los objetivos y metas de sus programas, y por lo que se refiere a la Secretaría Anticorrupción y Buen Gobierno en cuanto a la congruencia del plan de compensación con la política de planeación y administración de personal de la Administración Pública Federal.

Ninguna persona servidora pública podrá recibir emolumentos extraordinarios, sueldos, compensaciones o gratificaciones por participar en consejos, órganos de gobierno o equivalentes en las Dependencias y Entidades o comités técnicos de fideicomisos públicos o análogos a éstos.

Los ejecutores de gasto público federal publicarán en sus respectivas páginas de Internet, de manera permanente, y reportarán en la Cuenta Pública, los tabuladores y las remuneraciones que se cubren a las personas servidoras públicas a su cargo y, en los casos correspondientes, al personal militar; personal de enlace; así como personal operativo de base y confianza, y categorías, especificando los elementos fijos y variables, tanto en efectivo como en especie. Las Dependencias y Entidades deben reportar a la Secretaría, a través del sistema que para tales efectos esta determine, la información relativa a las plazas ocupadas de su plantilla autorizada, para efectos del control presupuestario de los servicios personales, en términos de las disposiciones específicas que emita la Secretaría.

Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, deben abstenerse de cubrir cualquier tipo de estímulo, pago o compensación especial a las personas servidoras públicas a su servicio, con motivo del término de su encargo, o bien por el término de la administración correspondiente.

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Artículo 14. Las personas servidoras públicas de mando y personal de enlace de las Dependencias y Entidades solo podrán percibir las prestaciones establecidas en el manual a que se refieren los artículos 66 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 24 de la Ley Federal de Remuneraciones de los Servidores Públicos. Asimismo, las Dependencias y Entidades no podrán destinar recursos para cubrir prestaciones en adición a aquéllos previstos en el gasto de servicios personales aprobado en este Presupuesto de Egresos.

En los procesos de revisión de las condiciones generales de trabajo y de los contratos colectivos de trabajo que realicen las Dependencias y Entidades se deben sujetar a su presupuesto autorizado.

Los titulares de las Entidades informarán a la Cámara de Diputados, así como a la Secretaría y a la Secretaría Anticorrupción y Buen Gobierno, sobre los resultados obtenidos en los procesos de revisión de las condiciones generales de trabajo, de los contratos colectivos de trabajo y de las revisiones de salario que, en su caso, realicen en el presente ejercicio fiscal. Dichos informes, incluyendo el reporte sobre el cumplimiento de lo dispuesto en el artículo 65, fracción XII, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, serán presentados, a más tardar a los 10 días hábiles posteriores a la conclusión de dichas negociaciones.

Las Dependencias y Entidades enviarán informes a la Secretaría con el detalle de todas las prestaciones y percepciones extraordinarias que perciben las personas servidoras públicas a su cargo, así como el gasto total destinado al pago de las mismas en el periodo correspondiente, a fin de que se incluyan en los Informes trimestrales.

Artículo 15. Las Dependencias y Entidades observarán las siguientes disposiciones en materia de servicios personales:

I. Solicitarán autorización presupuestaria de la Secretaría, respecto de sus tabuladores, para dar cumplimiento a lo dispuesto en la Base V del artículo 127 de la Constitución Política de los Estados Unidos Mexicanos;

II. El pago de remuneraciones por ocupación de plazas, cuando procedan, solo podrá comprender hasta un periodo de 45 días naturales anteriores a la fecha de autorización, siempre y cuando se acredite fehacientemente la asistencia y desempeño del servicio durante dicho periodo en la plaza respectiva;

III. Podrán traspasarse las plazas necesarias de las Dependencias y Entidades, que con motivo de una reestructura en la Administración Pública Federal, derivada de una reforma legal o a ordenamientos de carácter administrativo, asuman funciones de aquéllas que se transformen, compacten, eliminen o sean creadas, para lo cual se debe contar con la autorización presupuestaria de la Secretaría, conforme al mecanismo presupuestario que establezca para dichos fines;

IV. Las Dependencias y Entidades deben realizar las gestiones necesarias ante la Secretaría para que los recursos que correspondan del gasto de operación previstos en sus presupuestos autorizados se traspasen al capítulo de servicios personales, para cubrir las remuneraciones del personal que sea contratado con cargo a este capítulo de gasto, en cumplimiento a lo establecido en el “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Federal del Trabajo; de la Ley del Seguro Social; de la Ley del Instituto del Fondo Nacional de la Vivienda para los Trabajadores; del Código Fiscal de la Federación; de la Ley del Impuesto sobre la Renta; de la Ley del Impuesto al Valor Agregado; de la Ley Federal de los Trabajadores al Servicio del Estado, Reglamentaria del Apartado B) del Artículo 123 Constitucional; de la Ley Reglamentaria de la Fracción XIII Bis del Apartado B, del Artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, en materia de Subcontratación Laboral”, publicado en el Diario Oficial de la Federación el 23 de abril de 2021, así como su Decreto de reforma publicado en el mismo órgano de difusión oficial el 31 de julio de 2021, y

V. En los Anexos Informativos previstos en el artículo 41, fracción III, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria se presenta la información correspondiente a las jubilaciones, pensiones, compensaciones, haberes y demás prestaciones por retiro, a que se refiere el artículo 27 de la Ley Federal de Remuneraciones de los Servidores Públicos.

Artículo 16. La Secretaría, en el ámbito de su competencia, podrá establecer un mecanismo para cubrir una compensación económica a las personas servidoras públicas por la terminación de la relación laboral como consecuencia de reestructuras o reorganización en las Dependencias o Entidades de la Administración Pública Federal; la desincorporación de Entidades; la cancelación de plazas, o la eliminación de unidades administrativas de las Dependencias o Entidades, en los términos de las disposiciones específicas que, al efecto, emita la propia Secretaría.

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Dichas disposiciones específicas establecerán, entre otros aspectos, los montos de la compensación económica, los cuales se podrán cubrir con recursos del Ramo General 23 Provisiones Salariales y Económicas o conforme al mecanismo presupuestario y de pago que se determine; los tipos de personal que podrán acogerse al mismo, considerando no afectar la prestación de servicios públicos; así como el procedimiento que deben seguir las Dependencias y Entidades correspondientes para su aplicación.

Artículo 17. En aquellos puestos de personal militar y, en su caso, en los que se establezcan en las disposiciones específicas que emita la Secretaría y la Secretaría Anticorrupción y Buen Gobierno, respecto de las Dependencias cuyo desempeño ponga en riesgo la seguridad o la salud de la persona servidora pública de mando, podrá otorgarse la potenciación del seguro de vida institucional, y la prima personal de riesgo a que se refiere el artículo 6, Apartado B, fracción V, de la Ley Federal de Remuneraciones de los Servidores Públicos, hasta por el 30 por ciento sobre la percepción ordinaria bruta mensual, por concepto de sueldos y salarios.

La Secretaría Anticorrupción y Buen Gobierno evaluará la gravedad del riesgo y determinará el porcentaje de la prima personal en función del riesgo y, en su caso, autorizará el pago, previo dictamen favorable de la Secretaría en el ámbito presupuestario.

Artículo 18. En términos del artículo 6, Apartado B, fracción II, de la Ley Federal de Remuneraciones de los Servidores Públicos y conforme a las disposiciones aplicables, se podrá otorgar al personal en activo de carrera y asignado a la Guardia Nacional, un apoyo económico mensual bruto por concepto de pago del arrendamiento de vivienda de uso habitacional cuando, en el desarrollo del trabajo que realizan para el cumplimiento de funciones oficiales reglamentadas y autorizadas, deba permanecer temporalmente en un área geográfica distinta de la que es originario o resida habitualmente, o bien, que sea objeto de cambio de adscripción o comisión, y que tenga la necesidad de arrendar una vivienda en el lugar donde fue asignado o donde se encuentre desplegado por necesidades y desarrollo de actos del servicio.

Artículo 19. Petróleos Mexicanos y la Comisión Federal de Electricidad deben remitir a la Secretaría los tabuladores y la estructura ocupacional autorizados en términos de las disposiciones jurídicas aplicables y conforme a su presupuesto de servicios personales aprobado.

Artículo 20. Las instituciones de banca de desarrollo deben remitir a la Secretaría para el registro correspondiente los tabuladores y la estructura ocupacional autorizados en términos de las disposiciones jurídicas aplicables.

Artículo 21. Los Poderes Legislativo y Judicial y los entes autónomos deben publicar en el Diario Oficial de la Federación, a más tardar el último día hábil del mes de febrero, el manual que regule las remuneraciones para las personas servidoras públicas a su servicio, incluyendo a los diputados y senadores del Congreso de la Unión; ministros de la Suprema Corte de Justicia de la Nación; magistrados y jueces del Poder Judicial y consejeros de la Judicatura Federal; presidentes y miembros de los órganos de gobierno de los entes autónomos; así como a las demás personas servidoras públicas; en el que se proporcione la información completa y detallada relativa a las remuneraciones que se cubran para cada uno de los niveles jerárquicos que los conforman.

Adicionalmente, deben publicar en el Diario Oficial de la Federación, en la fecha antes señalada, la estructura ocupacional que contenga la integración de los recursos aprobados en el capítulo de servicios personales, con la desagregación de su plantilla total, incluidas las plazas a que se refiere el párrafo anterior, junto con las del personal operativo, eventual y el contratado bajo el régimen de honorarios, en el que se identifiquen todos los conceptos de pago y aportaciones de seguridad social que se otorguen con base en las disposiciones emitidas por sus órganos competentes, así como la totalidad de las plazas vacantes con que cuenten a dicha fecha.

En tanto no se publiquen en el Diario Oficial de la Federación las disposiciones y la estructura ocupacional a que se refieren los párrafos anteriores de este artículo, no procederá el pago de estímulos, incentivos, reconocimientos o gastos equivalentes a los mismos.

CAPÍTULO IV

De la Igualdad entre Mujeres y Hombres

Artículo 22. En cumplimiento a la Ley General para la Igualdad entre Mujeres y Hombres, y a la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia, el Ejecutivo Federal impulsará, de manera transversal, la igualdad sustantiva entre mujeres y hombres a través de la incorporación de la perspectiva de género en el diseño, elaboración, aplicación, seguimiento y evaluación de resultados de los programas de la Administración Pública Federal. Para tal efecto, las Dependencias y Entidades deben considerar lo siguiente:

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I. Incorporar los principios de igualdad entre mujeres y hombres y reflejarla en el instrumento de seguimiento del desempeño de los programas bajo su responsabilidad;

II. Identificar y registrar la población objetivo y la atendida por dichos programas, diferenciada por sexo, grupo de edad, discapacidad, en su caso, región del país, entidad federativa, municipio o demarcación territorial de la Ciudad de México, y población indígena y afromexicana en los sistemas que disponga la Secretaría y en los padrones de beneficiarios que correspondan;

III. Fomentar la igualdad entre mujeres y hombres en el diseño y la ejecución de programas en los que, aun cuando no estén dirigidos a mitigar o solventar desigualdades de género, se puedan identificar de forma diferenciada los beneficios específicos para mujeres y hombres;

IV. Establecer o consolidar en los programas bajo su responsabilidad, las metodologías de evaluación y seguimiento que generen información relacionada con indicadores para resultados con perspectiva de género, e

V. Incorporar la perspectiva de género en las evaluaciones de los programas, con los criterios que emitan la Secretaría de las Mujeres, la Secretaría y el ente público encargado de la evaluación de la política de desarrollo social.

Las acciones contenidas en las fracciones anteriores serán obligatorias en lo relativo a los programas y acciones incorporadas en el Anexo 13 del presente Decreto y para los demás programas federales que correspondan.

Las Dependencias y Entidades que tengan a su cargo programas dirigidos a mujeres y atribuciones para lograr la igualdad de género entre mujeres y hombres, así como las entidades federativas y municipios que reciban recursos etiquetados incluidos en el Anexo 13 de este Decreto, deben suscribir los convenios respectivos durante el primer trimestre, así como informar sobre los resultados de los mismos, los publicarán y difundirán para darlos a conocer a la población e informarle, en las lenguas nacionales reconocidas por la Ley General de Derechos Lingüísticos de los Pueblos Indígenas existentes en la entidad federativa, sobre los beneficios y requisitos para acceder a ellos, en los términos de la normativa aplicable.

Para el seguimiento de los recursos destinados a la igualdad de género entre mujeres y hombres, todo programa federal que contenga padrones de beneficiarios, además de reflejar dicho enfoque en su instrumento de seguimiento del desempeño, generará información de manera desagregada, al menos por sexo y entidad federativa, debiendo observar las disposiciones aplicables en materia de protección de datos personales.

Las Dependencias y Entidades con presupuesto asignado dentro del Anexo 13, que realicen estudios y generen bases de datos o levantamientos de encuestas, deben hacer públicos sus resultados en sus páginas de Internet con el propósito de poder realizar evaluaciones y análisis posteriores. Las Dependencias y Entidades responsables de la coordinación de los programas contenidos en el Anexo 13 del presente Decreto informarán trimestralmente a través del sistema de información desarrollado por la Secretaría, y en el Sistema de Evaluación del Desempeño en los términos y plazos establecidos en las disposiciones respectivas, sobre los aspectos presupuestarios de los programas y los resultados alcanzados en la materia a la que se refiere el presente Capítulo, medidos a través de los indicadores y sus metas contenidos en el instrumento de seguimiento respectivo. Asimismo, se detallarán los aspectos por cada programa presupuestario, contenido en el Anexo mencionado, la población objetivo y atendida, los indicadores utilizados, la programación y el avance en el ejercicio de los recursos.

La Secretaría presentará en los Informes trimestrales los avances financieros y programáticos que le envíe la Secretaría de las Mujeres con base en la información que a éste le proporcionen las Dependencias y Entidades responsables de los programas a través del sistema indicado en el párrafo anterior.

La Secretaría de las Mujeres remitirá el informe mencionado anteriormente a la Cámara de Diputados, a más tardar a los 30 días naturales de concluido el trimestre que corresponda. Asimismo, deben poner dicho informe a disposición del público en general a través de su página de Internet, en la misma fecha en que se publiquen los Informes trimestrales.

La información que se publique trimestralmente servirá para las evaluaciones que se realicen en el marco de las disposiciones aplicables.

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Los ejecutores de gasto público federal promoverán programas y acciones para cumplir con el programa y las acciones derivadas del Sistema Nacional de Prevención, Atención, Sanción y Erradicación de la Violencia contra las Mujeres y del Sistema Nacional para la Igualdad entre Mujeres y Hombres, en los términos de la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia y de la Ley General para la Igualdad entre Mujeres y Hombres, respectivamente.

Los resultados de los montos autorizados en los programas y actividades contenidas en el Anexo 13 de este Decreto se detallarán en un anexo específico dentro de la Cuenta Pública del ejercicio fiscal 2025.

La Comisión Nacional de Mejora Regulatoria en conjunción con la Secretaría de las Mujeres revisará las reglas de operación de los programas del Anexo 13 a fin de garantizar el cumplimiento de los objetivos de la Política Nacional para la Igualdad entre Mujeres y Hombres, en los términos de las disposiciones aplicables.

Las menciones realizadas en el presente Decreto con respecto a beneficiarios, así como a titulares y las personas servidoras públicas de los ejecutores de gasto, se entenderán referidas a las mujeres y los hombres que integren el grupo de personas correspondiente.

CAPÍTULO V

De la inclusión de las personas con discapacidad

Artículo 23. Las Dependencias y Entidades, en coordinación con la Secretaría de Bienestar, revisarán sus respectivos programas, con el objeto de incluir en aquellos que corresponda, acciones que promuevan la inclusión de las personas con discapacidad.

A más tardar el último día hábil de octubre, las Dependencias y Entidades entregarán un reporte a la Secretaría de Bienestar, en relación con las acciones señaladas en este artículo.

El reporte al que se refiere el párrafo anterior, debe ser enviado a las Cámaras del Congreso de la Unión para su turno a las comisiones competentes.

CAPÍTULO VI

De los derechos y el desarrollo integral, intercultural y sostenible de los pueblos y comunidades indígenas y afromexicanas

Artículo 24. El ejercicio de las erogaciones para la implementación de los derechos y el desarrollo integral, intercultural y sostenible de los pueblos y comunidades indígenas y afromexicanas a que se refiere el Anexo 10 del presente Decreto, se dirigirá al cumplimiento de los derechos y de las obligaciones que señala el artículo 2o. de la Constitución Política de los Estados Unidos Mexicanos.

Para tal efecto, de conformidad con los artículos 42, fracción VII, y 77 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, las Dependencias y Entidades, al ejecutar dichas erogaciones y emitir reglas de operación o, en su caso, lineamientos, se ajustarán a lo siguiente:

I. Las disposiciones para la operación de los programas que la Administración Pública Federal desarrolle en la materia deben considerar la participación efectiva y directa de los pueblos y comunidades indígenas y afromexicanas. Tendrán el apoyo técnico del Instituto Nacional de los Pueblos Indígenas, contando con la intervención que corresponda del Consejo Nacional de Pueblos Indígenas;

II. En la ejecución de los programas se debe garantizar el reconocimiento de los pueblos y comunidades indígenas y afromexicanas como sujetos de derecho público, de conformidad con sus sistemas normativos y con base en sus formas de organización económica, social y cultural;

III. El Ejecutivo Federal, por sí o a través de sus Dependencias y Entidades, podrá celebrar convenios de coordinación con los gobiernos de las entidades federativas, así como formalizar convenios de concertación de acciones con los municipios, pueblos y comunidades indígenas y afromexicanas, o en su caso, otros instrumentos jurídicos que para tal efecto se celebren, para proveer la mejor observancia de las previsiones del presente artículo. Cuando corresponda, los recursos a los que se refiere este artículo podrán ser transferidos directamente a los pueblos, municipios y comunidades indígenas y afromexicanas, de conformidad con los convenios que para tal efecto se celebren en términos de las disposiciones aplicables.

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La entidad federativa correspondiente participará en el ámbito de sus atribuciones en los convenios o instrumentos jurídicos antes señalados, exclusivamente para que los recursos que se transfieran conforme a lo establecido en el presente párrafo, sean registrados por la entidad federativa en su Cuenta Pública;

IV. Las reglas de operación o lineamientos de los programas operados por las Dependencias y Entidades que atiendan a los pueblos y comunidades indígenas y afromexicanas, deben contener disposiciones que faciliten su acceso a los programas y procurarán reducir los trámites y requisitos existentes;

V. En los programas de infraestructura se dará preferencia a las obras priorizadas en los Planes de Justicia y de Desarrollo Regional, y otros procesos de planeación regional, así como a la conclusión de obras iniciadas en ejercicios anteriores, y obras de mantenimiento y reconstrucción;

VI. Se buscará la inclusión financiera de los pueblos y comunidades indígenas y afromexicanas mediante programas de la banca de desarrollo, y

VII. Las Dependencias y Entidades que tengan recursos considerados en el Anexo 10 del presente Decreto, deben observar los criterios que emita el Instituto Nacional de los Pueblos Indígenas para la implementación y seguimiento de los programas incluidos, así como las opiniones de mejora que, en su caso, emita.

Asimismo, el Instituto Nacional de los Pueblos Indígenas integrará la valoración de resultados que, en su caso, realicen los pueblos y comunidades indígenas y afromexicanas a nivel regional, respecto de la ejecución de los recursos, su focalización, perspectiva de género, derechos indígenas y afromexicanos y pertinencia cultural, y cumpla con lo dispuesto en el artículo 2o. de la Constitución Política de los Estados Unidos Mexicanos.

CAPÍTULO VII

De la inversión pública

Artículo 25. En el presente ejercicio fiscal no se comprometerán nuevos proyectos de infraestructura productiva de largo plazo de inversión directa y de inversión condicionada, a que se refieren los artículos 32 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 18 de la Ley Federal de Deuda Pública.

El monto autorizado a los proyectos de infraestructura productiva de largo plazo de inversión directa y condicionada, aprobados en ejercicios fiscales anteriores, asciende a la cantidad señalada en el Anexo 6.A, de este Decreto. Las variaciones en los compromisos de cada uno de dichos proyectos se detallan en el Tomo VII de este Presupuesto de Egresos.

Los compromisos correspondientes a proyectos de infraestructura productiva de largo plazo de inversión directa autorizados en ejercicios fiscales anteriores, se detallan en el Anexo 6.B, de este Decreto y comprenden exclusivamente los costos asociados a la adquisición de los activos, excluyendo los relativos al financiamiento en el periodo de operación de dichos proyectos.

Por lo que se refiere a los proyectos de infraestructura productiva de largo plazo de inversión condicionada, en caso de que, conforme a lo dispuesto en el artículo 32 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en el presente ejercicio fiscal surja la obligación de adquirir los bienes en los términos del contrato respectivo, el monto máximo de compromiso de inversión será aquél establecido en el Anexo 6.C, de este Decreto.

Las previsiones necesarias para cubrir las obligaciones de inversión física por concepto de amortizaciones y costo financiero de los proyectos de infraestructura productiva de largo plazo de inversión directa, que tienen efectos en el gasto del presente ejercicio en los términos de las disposiciones aplicables, se incluyen en el Anexo 6.D, de este Decreto. Dichas previsiones se especifican a nivel de flujo en el Tomo VII de este Presupuesto de Egresos y reflejan los montos presupuestarios autorizados, así como un desglose por proyecto.

Los montos de cada uno de los proyectos a que se refiere este artículo se detallan en el Tomo VII de este Presupuesto de Egresos.

En el último Informe Trimestral del ejercicio, adicionalmente se debe incluir la información sobre los ingresos generados por cada uno de los proyectos de infraestructura productiva de largo plazo en operación; los proyectos que están en construcción, su monto ejercido y comprometido; el monto pendiente de pago de los proyectos concluidos, y la fecha de entrega y de entrada en operación de los proyectos. Esta información se debe publicar en la página de Internet de la Comisión Federal de Electricidad.

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Artículo 26. En el presente ejercicio fiscal no se comprometerán nuevos proyectos de inversión en infraestructura a los que se refiere el artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos, tal como se observa en el Anexo 4 de este Decreto.

CAPÍTULO VIII

De la evaluación del desempeño

Artículo 27. La evaluación de los programas presupuestarios a cargo de las Dependencias y Entidades se sujetará a lo establecido en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, a los lineamientos emitidos por la Secretaría y el ente público encargado de la evaluación de la política de desarrollo social, y a las demás disposiciones aplicables, y se llevará a cabo en los términos del Programa Anual de Evaluación, que emitan, de manera conjunta, dichas instituciones.

Las Dependencias y Entidades deben contar con los diagnósticos de los programas presupuestarios a su cargo en los términos de los Lineamientos generales para la evaluación de los programas federales de la Administración Pública Federal, actualizados y formalizados ante la Secretaría, así como con la Ficha Diagnóstico, conforme a lo establecido en el Procedimiento para la elaboración y formalización de diagnósticos de programas presupuestarios de nueva creación y actualización de diagnósticos de programas del ámbito no social con cambios sustanciales.

Las Dependencias y Entidades responsables de los programas, deben observar lo siguiente:

I. Todos los programas presupuestarios deben contar con un instrumento de seguimiento del desempeño actualizado, priorizando la inclusión de indicadores estratégicos.

Los referidos instrumentos consistirán en una matriz de indicadores para resultados, o bien, en el caso de los programas que, por su naturaleza o diseño, no sean susceptibles de contar con dicha matriz, la Secretaría o, en su caso, el ente público encargado de la evaluación de la política de desarrollo social, podrán determinar o, en su caso, autorizar que cuenten con fichas de indicadores del desempeño, en las cuales estarán contenidos los objetivos, indicadores y metas de los mismos.

Para la actualización de los instrumentos de seguimiento del desempeño, se debe atender las acciones de formación y capacitación que determine la Secretaría, y considerar, al menos, lo siguiente:

a)	Los avances y resultados obtenidos del seguimiento que se haga respecto del cumplimiento de las metas de los programas presupuestarios;

b)	Las evaluaciones y otros ejercicios de análisis realizados conforme al Programa Anual de Evaluación;

c)	Las disposiciones emitidas en las reglas o lineamientos de operación de los programas presupuestarios, según sea el caso;

d)

Los criterios y recomendaciones que, en su caso, emitan la Secretaría y el ente público encargado de la evaluación de la política de desarrollo social, en los términos de las disposiciones aplicables, y

e)	Los elementos contenidos en el diagnóstico a que refiere el numeral Vigésimo Primero de los Lineamientos generales para la evaluación de los programas federales de la Administración Pública Federal.

Los instrumentos de seguimiento del desempeño deben considerar, en el caso de los programas presupuestarios que así lo requieran y sea factible, la inclusión de indicadores que permitan presentar resultados desagregados, de conformidad con lo previsto en los artículos 110, cuarto párrafo, fracción V, y 111, cuarto párrafo, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Las Dependencias y Entidades deben hacer públicos sus instrumentos de seguimiento al desempeño en su página de Internet.

La Secretaría reportará en los Informes trimestrales el avance en las metas de los indicadores registrados en los instrumentos de seguimiento del desempeño de los programas presupuestarios que conforman el gasto programable previsto en los ramos administrativos y generales y en las Entidades sujetas a control presupuestario directo, considerando la periodicidad de medición de dichos indicadores;

II. El seguimiento a los avances en las metas de los indicadores se reportará en los sistemas que disponga la Secretaría, y se utilizará en las evaluaciones que se realicen;

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III. La evaluación se realizará de acuerdo con lo establecido en el Programa Anual de Evaluación y presentará los resultados de las evaluaciones de acuerdo con los plazos previstos en dicho Programa a la Cámara de Diputados, a la Auditoría, a la Secretaría y al ente público encargado de la evaluación de la política de desarrollo social, de conformidad con las disposiciones aplicables.

Las Dependencias y Entidades deben entregar los resultados de las evaluaciones de tipo complementarias a las que haga referencia el Programa Anual de Evaluación y los Lineamientos generales para la evaluación de los programas federales de la Administración Pública Federal, a más tardar 30 días posteriores a su realización, a la Cámara de Diputados, a la Auditoría, a la Secretaría y al ente público encargado de la evaluación de la política de desarrollo social, de conformidad con las disposiciones aplicables.

Las Dependencias y Entidades deben continuar y, en su caso, concluir con lo establecido en los programas anuales de evaluación de años anteriores, así como ejecutar lo relacionado con las evaluaciones para 2025, debiendo priorizar la atención de evaluaciones pendientes; para ello, la Secretaría y el ente público encargado de la evaluación de la política de desarrollo social, en el ámbito de sus atribuciones, podrán prever en el Programa Anual de Evaluación 2025, la realización de las evaluaciones pendientes de ejercicios anteriores;

IV. Elaborar un programa de trabajo para dar seguimiento a los principales hallazgos y resultados de las evaluaciones conforme al mecanismo para el seguimiento a los aspectos susceptibles de mejora vigente, definido por la Secretaría y el ente público encargado de la evaluación de la política de desarrollo social.

Los compromisos se formalizarán mediante instrumentos específicos, se reportarán los avances y resultados que se alcancen mediante el Sistema de Evaluación del Desempeño y se publicarán en los términos de las disposiciones aplicables.

La información que se haya obtenido del seguimiento a los compromisos de mejora y de las evaluaciones, correspondiente al ejercicio fiscal 2024 y, en su caso, a ejercicios fiscales anteriores, se tomará en cuenta como parte de un proceso gradual y progresivo, durante 2025 y para los procesos presupuestarios subsecuentes;

V. Efectuar las evaluaciones de los programas presupuestarios en los siguientes términos:

a)	Por sí mismas, o

b)

A través de personas físicas y morales especializadas y con experiencia probada en la materia que corresponda evaluar, instituciones académicas y de investigación, u organismos especializados, de carácter nacional o internacional, que cuenten con reconocimiento y experiencia en las respectivas materias de los programas.

La ejecución y la supervisión de la evaluación, se deben realizar por una unidad administrativa ajena a la operación del programa a evaluar y al ejercicio de los recursos presupuestarios, en los términos de las disposiciones aplicables.

En el supuesto a que se refiere el inciso b) de la presente fracción, las Dependencias y Entidades, además de realizar la contratación a través de una unidad administrativa ajena a la operación del programa a evaluar y al ejercicio de los recursos presupuestarios, deben cubrir el costo de las evaluaciones con cargo a su presupuesto y conforme al mecanismo de pago que se determine. Asimismo, podrán realizar contrataciones para que las evaluaciones a que se refiere este párrafo abarquen varios ejercicios fiscales, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

El total de las erogaciones que, en su caso, se efectúen para realizar las diferentes etapas de las evaluaciones se debe registrar de manera específica para su plena transparencia y rendición de cuentas;

VI. Publicar y dar transparencia a las evaluaciones, en los términos de las disposiciones aplicables.

Las Dependencias y Entidades deben reportar el avance en el cumplimiento de las metas de los programas, los resultados de las evaluaciones y el grado de cumplimiento de los aspectos que sean susceptibles de mejora derivados de las mismas, en los Informes trimestrales que correspondan, de conformidad con las disposiciones de la Secretaría y del ente público encargado de la evaluación de la política de desarrollo social.

Dicha información será publicada en las respectivas páginas de Internet de las Dependencias y Entidades.

Por su parte, la Secretaría integrará la información relativa al avance de cumplimiento de metas de los indicadores, a los resultados de las evaluaciones y al seguimiento a los aspectos que sean susceptibles de mejora. Asimismo, las Dependencias y Entidades publicarán dicha información en su página de Internet y la integrarán a los informes correspondientes en términos de las disposiciones aplicables.

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La Secretaría debe publicar trimestralmente en el Portal de Transparencia Presupuestaria los avances en el cumplimiento de los aspectos que sean susceptibles de mejora que deriven de las evaluaciones contempladas en los programas anuales de evaluación.

Para tal efecto, el ente público encargado de la evaluación de la política de desarrollo social remitirá a la Secretaría la información derivada de las evaluaciones que haya coordinado, dentro de los 10 días naturales siguientes al término del trimestre que se informa, en la forma que para tal efecto determine la Secretaría.

La Secretaría y el ente público encargado de la evaluación de la política de desarrollo social establecerán los modelos de términos de referencia y demás elementos particulares que se requieran para las evaluaciones y coordinarán el proceso correspondiente, de conformidad con las disposiciones aplicables y sus competencias respectivas;

VII. La Cámara de Diputados, a través de las comisiones, la Auditoría y los centros de estudios correspondientes que lo soliciten, en los términos previstos en las disposiciones aplicables, tendrán acceso a la información relativa a los instrumentos de seguimiento del desempeño de los programas, al seguimiento del avance de cumplimiento de las metas de los indicadores de los programas, y a las evaluaciones realizadas, misma que será pública y estará disponible en las respectivas páginas de Internet de las Dependencias o Entidades correspondientes.

La Secretaría definirá los criterios específicos a seguir al respecto y proporcionará capacitación y asistencia técnica para que las instancias de la Cámara de Diputados que lo soliciten puedan llevar a cabo directamente las consultas y la generación de los reportes que requieran, con base en la información disponible en el sistema correspondiente;

VIII. La Secretaría podrá apoyar a las entidades federativas y, por conducto de éstas, a los municipios y demarcaciones territoriales de la Ciudad de México, en materia de planeación, programación, presupuesto, contabilidad y sistemas, así como para instrumentar la evaluación del desempeño, de conformidad con los artículos 134 de la Constitución Política de los Estados Unidos Mexicanos, 85 y 110 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, 49 de la Ley de Coordinación Fiscal y 80 de la Ley General de Contabilidad Gubernamental;

IX. Implantar mecanismos para innovar y modernizar el funcionamiento organizacional y el proceso de presupuesto y gasto público, con el objeto de que la información obtenida del seguimiento del cumplimiento de las metas de los indicadores de los programas, de las evaluaciones realizadas a los programas, y del seguimiento a los resultados de éstas, se utilice gradualmente en las decisiones presupuestarias y en la gestión de los programas. Lo anterior será coordinado por la Secretaría;

X. Capacitar y coadyuvar a la especialización y profesionalización de las personas servidoras públicas involucradas en las funciones de planeación, evaluación, coordinación de las políticas y programas, así como de programación y presupuesto, para impulsar una mayor calidad del gasto público con base en el presupuesto basado en resultados y la evaluación del desempeño;

XI. Publicar en las páginas de Internet de cada Dependencia o Entidad, para dar transparencia, todas las evaluaciones, estudios y encuestas, que con cargo a recursos fiscales hagan las Dependencias y Entidades, aun cuando no sean parte del Programa Anual de Evaluación, y

XII. Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México, a más tardar a los 20 días naturales posteriores al término del segundo trimestre de 2025, deben enviar, en los términos que establezca la Secretaría y mediante el sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, informes definitivos sobre el ejercicio, destino, resultados y, en su caso, reintegros, de los recursos federales que les fueron transferidos durante 2024. Lo anterior, sin perjuicio de la información que deben reportar al finalizar cada trimestre de 2025.

La Secretaría debe incluir en el segundo Informe Trimestral la información definitiva anual a que hace referencia el párrafo anterior.

Las entidades federativas, municipios y demarcaciones territoriales de la Ciudad de México serán responsables de la información de su competencia que se entregue a la Secretaría, incluyendo su veracidad y calidad.

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TÍTULO CUARTO

DE LA OPERACIÓN DE LOS PROGRAMAS

CAPÍTULO I

Disposiciones generales

Artículo 28. Los programas que deban sujetarse a reglas de operación son aquéllos señalados en el Anexo 25 de este Decreto. El Ejecutivo Federal por conducto de la Secretaría, podrá incluir otros programas que, por razones de su impacto social, deban sujetarse a reglas de operación. Para tal efecto, se debe observar lo siguiente:

I. Las reglas de operación de los programas federales deben sujetarse a los siguientes criterios generales:

a)	Deben ser simples, precisas y de fácil acceso para los beneficiarios;

b)

Se procurará que la ejecución de las acciones correspondientes a los programas federales que por su naturaleza así lo permitan, sea desarrollada por los órdenes de gobierno más cercanos a la población, debiendo reducir al mínimo indispensable los gastos administrativos y de operación del programa respectivo; los gobiernos municipales deben llevar un registro de beneficiarios y realizar el seguimiento para verificar la efectividad y coadyuvar en la evaluación de las acciones;

c)	Se deben tomar en cuenta las características de las diferentes regiones socioeconómicas del país;

d)	Se deben considerar las características sociales, económicas y culturales de la población objetivo;

e)	Preverán que las aportaciones acordadas se realicen oportunamente y sean ejercidas de inmediato;

f)	Se promoverá una calendarización eficiente para el ejercicio de los recursos federales respectivos;

g)	Se asegurará la transparencia en la distribución, aplicación y comprobación de recursos;

h)

Se promoverán los principios de igualdad, no discriminación, interés superior de la niñez, integridad, integración familiar, igualdad de género, inclusión social de las personas con discapacidad, libre determinación de las comunidades indígenas, protección al medio ambiente, protección a la vida, salud e integridad de las personas, incluyendo el fomento a las condiciones necesarias para que la libertad e igualdad de las personas sean reales y efectivas, según corresponda;

i)	Darán prioridad en la asignación presupuestaria a las acciones para la atención de niñas, niños y adolescentes, personas con discapacidad permanente y a los pueblos indígenas;

j)	Se promoverán mecanismos para facilitar a los mexicanos repatriados, el acceso a los beneficios de los programas y garantizar su atención y protección de manera prioritaria;

k)

Deben promover la eliminación de aquellos obstáculos que limiten el ejercicio de los derechos e impidan el pleno desarrollo de las personas, así como su efectiva participación en la vida política, económica, cultural y social del país y promoverán la participación de las autoridades de los demás órdenes de Gobierno y de los particulares en la eliminación de dichos obstáculos;

l)	En ningún caso se podrá etiquetar o predeterminar de manera específica recursos a determinadas personas físicas o morales u otorgarles preferencias o ventajas sobre el resto de la población objetivo;

m)	Se promoverá la transparencia y acceso a la información pública, así como la eficiencia y eficacia de los recursos públicos, y

n)	Se promoverá el establecimiento de una estructura informática que permita homologar la información proveniente de los datos de los beneficiarios de los programas.

II. Las Dependencias y Entidades que tengan a su cargo dichos programas deben observar las siguientes disposiciones para fomentar la transparencia de los mismos:

a)

La papelería y documentación oficial para los programas deben incluir la siguiente leyenda: “Este programa es público, ajeno a cualquier partido político. Queda prohibido el uso para fines distintos a los establecidos en el programa”.

Todo el gasto en comunicación social relacionado con la publicidad que se adquiera para estos programas, por parte de las Dependencias y Entidades, así como aquél relacionado con los recursos presupuestarios federales que se transfieran a las entidades federativas, municipios y las demarcaciones territoriales de la Ciudad de México, que se aplique a través de anuncios en medios electrónicos, impresos, complementarios o de cualquier otra índole, debe señalar que se realiza con los recursos federales aprobados en este Presupuesto de Egresos y restringirse a lo establecido en el artículo 10 de este Decreto;

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b)

Publicar en sus respectivas páginas de Internet el padrón de beneficiarios para los programas sujetos a reglas de operación, que debe incluir nombre o razón social del beneficiario, municipio, entidad federativa y monto del apoyo otorgado o bien entregado;

c)

Poner a disposición del público en general un medio de contacto directo, en el cual se proporcione asesoría sobre el llenado de los formatos y sobre el cumplimiento de los requisitos y trámites que deben observarse para obtener los recursos o los beneficios de los programas, y

d)

Las reglas de operación, los formatos, las solicitudes y demás requisitos que se establezcan para obtener los recursos o los beneficios de los programas; los indicadores de desempeño de los programas, y los medios de contacto de las unidades responsables de los mismos deben estar disponibles en las páginas de Internet de las Dependencias y Entidades.

La Secretaría publicará en el Portal de Transparencia Presupuestaria la información que permita identificar las características de cada programa federal con base en sus reglas de operación. Para efecto de lo anterior, las Dependencias y Entidades remitirán a la Secretaría la información relacionada con las reglas de operación de los programas federales a su cargo, así como las modificaciones a las mismas, en los términos que la Secretaría determine.

Queda estrictamente prohibida la utilización de los programas de apoyo para promover o inducir la afiliación de la población objetivo a determinadas asociaciones o personas morales.

Para la entrega de los apoyos a la población objetivo de los programas de subsidios en numerario, las Dependencias y Entidades deben promover la inclusión financiera mediante el uso de cuentas bancarias personales, preferentemente a través del Banco del Bienestar, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, de conformidad con lo previsto en el artículo 67 de la Ley General de Contabilidad Gubernamental.

Artículo 29. Las Dependencias y Entidades que tengan a su cargo programas sujetos a reglas de operación deben observar las siguientes disposiciones para asegurar la aplicación eficiente, eficaz, oportuna y equitativa de los recursos públicos asignados a los mismos:

I. Publicar en sus páginas de Internet los plazos de respuesta a las solicitudes que reciban. Los rechazos deben estar fundados y motivados;

II. Tratándose de facultades concurrentes, cuando el Ejecutivo Federal por conducto de la Dependencia competente y las entidades federativas decidan suscribir convenios de coordinación en términos de la Ley de Planeación, éstos deben celebrarse en condiciones de oportunidad y certeza para beneficio de la población objetivo. Dichos convenios especificarán como mínimo: los programas a que se refieren, las zonas dentro de la respectiva entidad federativa a que se destinarán los recursos, las aportaciones monetarias de cada parte y su calendarización.

El Gobierno Federal y los gobiernos estatales, previa opinión de los Comités de Planeación para el Desarrollo o su equivalente, y dentro del marco del Convenio de Coordinación respectivo, decidirán a qué orden de gobierno corresponde la ejecución de los programas de acuerdo con la naturaleza de cada uno de ellos y a las características de las zonas donde se van a aplicar los programas, para lograr el mejor desarrollo e impacto social de los mismos, y

III. Brindar asesoría a los municipios y demarcaciones territoriales de la Ciudad de México para la integración de los expedientes técnicos que, en su caso, requiera el programa, especialmente a los que se encuentran en condiciones de muy alta y alta marginación.

Artículo 30. Las Dependencias y Entidades que tengan a su cargo programas presupuestarios considerados por el ente público encargado de la evaluación de la política de desarrollo social como programas o acciones federales de desarrollo social deben enviar a la Secretaría, en los términos y plazos que esta disponga, información sobre su población potencial, población objetivo y población atendida.

Asimismo, las Dependencias y Entidades que otorguen subsidios en beneficio social directo a la población deben reportar a la Secretaría sobre el avance del ejercicio de dichos recursos, con desagregación geográfica a nivel municipal, de conformidad con las disposiciones aplicables.

La información referida en los párrafos que anteceden, se publicará en el Portal de Transparencia Presupuestaria.

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Las Dependencias y Entidades serán responsables de la información que se entregue a la Secretaría.

CAPÍTULO II

De los criterios específicos para la operación de los programas

Artículo 31. Los programas de subsidios del Ramo 20 Bienestar se destinarán, en las entidades federativas, en los términos de las disposiciones aplicables, exclusivamente a la población en condiciones de pobreza, de vulnerabilidad, de adultos mayores, de rezago y de marginación, de acuerdo con los criterios que defina el Consejo Nacional de Población y a las evaluaciones del ente público encargado de la evaluación de la política de desarrollo social, en los programas que resulten aplicables y la Declaratoria de las Zonas de Atención Prioritaria formulada por la Cámara de Diputados, mediante acciones que promuevan la superación de la pobreza a través de la educación, la salud, la alimentación, la generación de empleo e ingreso, autoempleo y capacitación; protección social y programas asistenciales; y el fomento del sector social de la economía; conforme lo establece el artículo 14 de la Ley General de Desarrollo Social, y tomando en consideración los criterios que propongan las entidades federativas.

Para estos fines, el Ramo 20 Bienestar considera los programas establecidos en el Anexo 25 para dicho ramo.

En los términos de los convenios de coordinación suscritos entre el Ejecutivo Federal, a través de la Secretaría de Bienestar, y los gobiernos de las entidades federativas se impulsará el trabajo corresponsable en materia de superación de pobreza, vulnerabilidad, rezago y marginación y se promoverá el desarrollo humano, familiar, comunitario y productivo.

Estos instrumentos promoverán que las acciones y recursos dirigidos a la población en situación de pobreza se efectúen en un marco de coordinación de esfuerzos, manteniendo en todo momento el respeto a los órdenes de gobierno, así como el fortalecimiento del respectivo Comité de Planeación para el Desarrollo Estatal.

Derivado de estos instrumentos se suscribirán acuerdos y convenios específicos y anexos de ejecución en los que se establecerán: la distribución de los recursos de cada programa o región de acuerdo con sus condiciones de rezago, marginación y pobreza, indicando en lo posible la asignación correspondiente a cada municipio; las atribuciones y responsabilidades de la Federación, las entidades federativas y municipios, y las asignaciones presupuestarias de los órdenes de gobierno en que concurran en sujeción a los programas concertados.

Los convenios a que se refiere este artículo, deben ser publicados en el Diario Oficial de la Federación y en el correspondiente medio oficial de difusión de la entidad federativa que corresponda, dentro de los 15 días hábiles siguientes a la fecha en que queden íntegramente suscritos.

A efecto de fortalecer la formulación, ejecución e instrumentación de programas, acciones e inversiones en materia de desarrollo social, se promoverá la celebración de convenios, acuerdos o bases de coordinación interinstitucional entre las Dependencias y Entidades.

Las faltas de comprobación, desviaciones, incumplimiento a los convenios o acuerdos, o incumplimiento en la entrega oportuna de la información relativa a avances y metas alcanzadas, deben ser informadas a la Secretaría Anticorrupción y Buen Gobierno o a la Secretaría de Bienestar en el ámbito de sus respectivas competencias. Esta última dependencia, después de escuchar la opinión del gobierno de la entidad federativa, podrá suspender la radicación de los recursos federales e inclusive solicitar su reintegro, sin perjuicio de lo establecido en las disposiciones aplicables.

Para el control de los recursos que se asignen a las entidades federativas, el Ejecutivo Federal convendrá con los gobiernos respectivos, los programas o las actividades que permitan garantizar el cumplimiento de las disposiciones aplicables.

Los ejecutores de los programas deben informar trimestralmente a las entidades federativas y a la Secretaría de Bienestar los avances de ejecución físicos y financieros.

Artículo 32. El Programa Especial Concurrente para el Desarrollo Rural Sustentable se sujetará a los siguientes lineamientos para la distribución del gasto aprobado en este Presupuesto de Egresos:

I. Debe abarcar políticas públicas orientadas a incrementar la producción, la productividad y la competitividad agroalimentaria y pesquera del país, a la generación del empleo rural y para las actividades pesqueras y acuícolas, a promover en la población campesina y de la pesca el bienestar, así como su incorporación al desarrollo nacional, dando prioridad a las zonas de alta y muy alta marginación y a poblaciones y comunidades indígenas y afromexicanas.

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El presupuesto para el campo procurará fomentar el abasto de alimentos y productos básicos y estratégicos a la población, promoviendo su acceso a los grupos sociales menos favorecidos y dando prioridad a la producción nacional, a que se refiere el artículo 178 de la Ley de Desarrollo Rural Sustentable.

El presupuesto dirigido al campo debe tener las siguientes características:

a)	Mejorar e incrementar la productividad, cerrando las brechas existentes;

b)	Potenciar la contribución de la agricultura al desarrollo de los territorios rurales y al bienestar de las personas que los habitan;

c)

Mejorar la capacidad de la agricultura para adaptarse al cambio climático, mitigar la emisión de gases de efecto invernadero y mejorar la utilización y preservación de los recursos naturales y la biodiversidad;

d)	Incrementar la contribución de la agricultura nacional a la seguridad alimentaria de todas las personas;

e)	Que permita la complementariedad de acciones con las demás Dependencias y Entidades;

f)	Que permita el desarrollo de proyectos productivos por etapas;

g)	Que se oriente prioritariamente hacia las pequeñas unidades de producción y al apoyo de los pequeños productores;

h)

Una agricultura más incluyente, pero con políticas diferenciadas para cada una de las regiones del país, al tiempo que se oriente prioritariamente hacia las pequeñas unidades de producción y al apoyo de los pequeños productores, e

i)	Que procuren la progresividad en el otorgamiento de los incentivos;

II. Los ramos administrativos que participan en el Programa Especial Concurrente para el Desarrollo Rural Sustentable continuarán con el sistema de rendición de cuentas sobre el destino de los recursos fiscales de los programas concurrentes, el cual incorpora los siguientes elementos: región geográfica, entidad federativa, municipio y localidad, actividad productiva, eslabón de la cadena de valor, concepto de apoyo, monto fiscal y fecha de otorgamiento, y la estratificación correspondiente;

III. Establecer como prioridades, entre otras, las siguientes:

a)

Incrementar la productividad, la inocuidad y el ingreso de los productores, apoyar en el combate a la pobreza, contribuyendo con la agricultura de autoconsumo a las familias pobres que habitan principalmente en las zonas rurales, en un marco de sustentabilidad, generación de oportunidades y que contribuya a la seguridad alimentaria;

b)

Se procurará que los recursos destinados a competitividad, se orienten principalmente a las pequeñas unidades de producción, que se dedican a los productos básicos y estratégicos a que se refiere el artículo 179 de la Ley de Desarrollo Rural Sustentable y otros productos básicos y estratégicos.

Dichos recursos se direccionarán una vez que se cuente con la estratificación de zonas y regiones productivas del país dando prioridad a las pequeñas unidades de producción;

c)

Apoyar a los productores para que apliquen las innovaciones y desarrollos tecnológicos disponibles y fortalezcan su vinculación con los centros de investigación, así como la transferencia de tecnología del país, mediante servicios de extensionismo que aseguren la incorporación del pequeño productor a las innovaciones tecnológicas que redunden en la mejora de la productividad;

d)	Ampliar la oferta de bienes y servicios públicos, particularmente en materia de infraestructura, investigación y desarrollo, capacitación, extensionismo rural e información;

e)

Contribuir a adaptar las actividades agropecuarias, acuícolas y pesqueras mediante acciones para prevenir, mitigar y atender los impactos del fenómeno del cambio climático, así como la oportuna prevención, administración y atención a riesgos climáticos, sanitarios y de mercado, considerando los potenciales productivos de cada región;

f)	Contribuir a la sustentabilidad de las actividades agropecuarias, pesqueras y acuícolas en lo referente al aprovechamiento responsable del agua y la tierra, y

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g)	Contribuir a la sustentabilidad de las actividades agropecuarias, pesqueras y acuícolas en lo referente a los recursos genéticos;

IV. Propiciar la competitividad de los productos básicos y estratégicos, a que se refiere el artículo 179 de la Ley de Desarrollo Rural Sustentable, así como estrategias especiales para otros sistemas producto de alto impacto social;

V. Coadyuvar al impulso de la producción primaria, de los productos básicos y estratégicos señalados en la Ley de Desarrollo Rural Sustentable, entre otros, para el aprovisionamiento de insumos básicos y apoyo a paquetes tecnológicos;

VI. Impulsar la producción y productividad en el sector mediante el fomento de proyectos integrales que consideren la tecnificación del riego y el uso de insumos (semillas, fertilizantes, biofertilizantes y prácticas agrícolas sustentables, entre otros);

VII. Los recursos destinados a fortalecer el medio ambiente buscarán que se beneficie prioritariamente a los territorios ejidales, comunales y privados de los pequeños productores;

VIII. Se fortalecerán las obras de tecnificación de riego para aumentar la producción y productividad, dando prioridad a las pequeñas unidades de producción, y

IX. Las autoridades fiscales pondrán a disposición de las Dependencias y Entidades encargadas del otorgamiento de subsidios y estímulos, herramientas tecnológicas que permitan la consulta sobre el cumplimiento de la obligación contenida dentro del artículo 32-D del Código Fiscal de la Federación. En las reglas de operación de los programas federales del Ramo 08 Agricultura y Desarrollo Rural, se debe establecer que la consulta referida la hará directamente la Secretaría de Agricultura y Desarrollo Rural y no el beneficiario.

Artículo 33. La ejecución y operación de la prestación gratuita de servicios de salud, medicamentos y demás insumos asociados para las personas sin seguridad social deben sujetarse a lo establecido por la Ley General de Salud, la Ley de Coordinación Fiscal, a las disposiciones previstas en los Transitorios Vigésimo Primero y Vigésimo Cuarto de la Ley de Ingresos, así como, en su caso, a las disposiciones de carácter general o específicas que emitan la Secretaría de Salud, Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS- BIENESTAR), o las Entidades competentes, en el ámbito de sus respectivas atribuciones.

Artículo 34. La Secretaría de Educación Pública será responsable de emitir las reglas de operación de sus programas sujetos a las mismas, de acuerdo con lo dispuesto en el artículo 77 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, las cuales contendrán, entre otras reglas, las siguientes:

I. Los recursos destinados a programas educativos deben ser ejercidos exclusivamente por las autoridades educativas, tanto federales como estatales;

II. Las instituciones educativas contarán con un listado exhaustivo que contenga el personal comisionado a actividades sindicales. La Secretaría de Educación Pública enviará dichos listados a la Cámara de Diputados, y

III. En ningún caso podrán existir nóminas o partidas confidenciales. Los recursos públicos otorgados a las instituciones educativas que sean usados para el pago de nóminas deben ejercerse en el marco de la transparencia y rendición de cuentas, por lo que los beneficiarios de dichos programas deben reportar a la Secretaría de Educación Pública los montos pagados a cada trabajador.

La Secretaría de Educación Pública, antes del 31 de enero, emitirá las convocatorias para el concurso de los diversos fondos aprobados, respecto de los programas a que se refiere este artículo, con la excepción de los que estén sujetos a los calendarios escolares específicos.

Artículo 35. Los programas destinados a educación media superior y superior, deben contener las siguientes disposiciones:

I. La Secretaría de Educación Pública al diseñar los programas debe enviar a la Cámara de Diputados un informe sobre cómo dichos programas disminuirán los rezagos de cobertura y absorción en educación media superior y superior en las diversas regiones del país;

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II. Las entidades federativas deben enviar, de manera trimestral, informes tanto a la Cámara de Diputados, como a la Secretaría de Educación Pública, sobre la aplicación de fondos para la operación de los subsistemas de educación media superior y superior;

III. Las instituciones públicas de educación superior estarán obligadas a la práctica de auditoría externa de su matrícula, debiendo enviar los resultados de ésta, así como un informe semestral específico sobre la ampliación de la misma, tanto a la Cámara de Diputados como a la Secretaría de Educación Pública, y

IV. Las instituciones públicas federales y estatales de educación media superior y superior pondrán a disposición de la sociedad la información sobre la aplicación y uso de los recursos recibidos a través de este Presupuesto de Egresos. En el marco de la legislación en materia de transparencia y acceso a la información pública y, en su caso, la ley local respectiva, las instituciones incorporarán en su página de Internet la información relacionada con los proyectos y los montos autorizados. En particular, el registro, la asignación, los avances técnicos, académicos o ambos, y el seguimiento del ejercicio de recursos, manteniendo la información actualizada con periodicidad trimestral.

La información a que se refiere este artículo, debe estar disponible de manera permanente y actualizada en la página de Internet de la Secretaría de Educación Pública, la cual debe enviar dicha información a la Secretaría de manera trimestral.

De conformidad con los Lineamientos Operativos que sean emitidos por la Secretaría de Educación Pública, el otorgamiento de subsidios para organismos descentralizados estatales, conforme al programa presupuestario correspondiente, estará condicionado a que las entidades federativas aporten la parte que les corresponda con cargo a sus presupuestos autorizados.

TÍTULO QUINTO

OTRAS DISPOSICIONES PARA EL EJERCICIO FISCAL

CAPÍTULO ÚNICO

Artículo 36. Con el objeto de impulsar la cultura del pago por suministro de agua en bloque en los Distritos de Riego y mejorar la infraestructura de riego, el Ejecutivo Federal, a través de la Comisión Nacional del Agua, devolverá a los Distritos de Riego que estén al corriente en sus pagos, un importe de recursos equivalente a las cuotas que se generen en el presente ejercicio fiscal, los cuales se destinarán en un 65 por ciento a la conservación y mantenimiento de los canales y drenes menores; 25 por ciento a la conservación de la red mayor, canales y drenes principales; 8 por ciento al mantenimiento de las obras de cabeza, y 2 por ciento a la supervisión y gasto de operación.

Artículo 37. Los programas de la Secretaría de Educación Pública, destinados a fomentar la expansión de la oferta educativa Primera Infancia, Media Superior y Superior, establecerán mecanismos que permitan disminuir el rezago en el índice de cobertura en aquellas entidades federativas que estén por debajo del promedio nacional.

La Secretaría de Educación Pública debe informar a la Cámara de Diputados, sobre la estructura de los programas destinados a fomentar la expansión de la oferta educativa a los que hace referencia el párrafo anterior, su distribución y metas de mediano y largo plazo, a más tardar el 31 de marzo.

Los recursos federales que reciban las universidades e instituciones públicas de educación media superior y superior, incluyendo subsidios, estarán sujetos a la fiscalización que realice la Auditoría en términos de lo establecido en la Ley de Fiscalización y Rendición de Cuentas de la Federación, y se rendirá cuenta sobre el ejercicio de los mismos en los términos de las disposiciones aplicables, detallando la información siguiente:

I. Los programas a los que se destinen los recursos y el cumplimiento de las metas correspondientes;

II. El costo de nómina del personal docente, no docente, administrativo y manual, identificando las distintas categorías y los tabuladores de remuneraciones por puesto, responsabilidad laboral y su lugar de ubicación;

III. Desglose del gasto corriente destinado a su operación;

IV. Los estados de situación financiera, analítico, así como el de origen y aplicación de recursos públicos federales, y

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V. La información sobre matrícula de inicio y fin de cada ciclo escolar.

De conformidad con la Ley General de Contabilidad Gubernamental, así como con los lineamientos que emita en la materia el Consejo Nacional de Armonización Contable, las universidades e instituciones públicas de educación media superior y superior llevarán el registro y control de los activos, pasivos, ingresos, gastos, patrimonio y pasivos contingentes.

Las universidades e instituciones públicas de educación media superior y superior a que se refiere este artículo entregarán a la Secretaría de Educación Pública la información señalada en el mismo, a más tardar a los 15 días naturales posteriores a la conclusión del trimestre que corresponda. Dicha Secretaría entregará esta información a la Cámara de Diputados y la publicará en su página de Internet, a más tardar a los 30 días naturales posteriores al periodo correspondiente.

Las autoridades correspondientes para aplicar dichos recursos verificarán que el personal de cada una de las universidades e instituciones de educación media superior y superior públicas, cumplan con sus obligaciones en términos de los contratos laborales correspondientes realizándose, en su caso, la compulsa entre las nóminas y los registros de asistencia.

La Secretaría de Educación Pública enviará la información a que se refiere este artículo a la Secretaría dentro de los 10 días hábiles posteriores a que aquélla la reciba.

Artículo 38. Las sanciones económicas que, en su caso, aplique el Instituto Nacional Electoral derivado del régimen disciplinario de los partidos políticos durante 2025, serán concentradas a la Tesorería de la Federación dentro de los 30 días naturales siguientes a la fecha en que se realice el pago o se haga efectivo el descuento. Los recursos obtenidos por este concepto, serán destinados en los términos de las disposiciones aplicables al Ramo 38 para la Secretaría de Ciencia, Humanidades, Tecnología e Innovación y deben destinarse a actividades sustantivas; dichos recursos no podrán ejercerse en servicios personales y su ejercicio y destino debe reportarse en los Informes trimestrales.

Con el propósito de que la Secretaría de Ciencia, Humanidades, Tecnología e Innovación cuente con los recursos presupuestarios necesarios para cumplir con los objetivos de los programas S190 Becas de posgrado y apoyos a la calidad y S191 Sistema Nacional de Investigadores, previo a incrementar el número de la población objetivo elegible de los programas antes referidos, la citada dependencia debe obtener el dictamen de suficiencia presupuestaria que emita la Secretaría.

Artículo 39. El Ejecutivo Federal, por conducto de la Secretaría, con la participación que corresponda al Consejo Nacional de Armonización Contable, establecerá los términos y condiciones para la distribución del fondo previsto en este Presupuesto de Egresos, para el otorgamiento de subsidios a las entidades federativas y a los municipios para la capacitación y profesionalización de las unidades administrativas competentes en materia de contabilidad gubernamental, así como para la modernización de tecnologías de la información y comunicaciones que permitan el cumplimiento de la armonización contable de los tres órdenes de gobierno conforme a lo dispuesto en la Ley General de Contabilidad Gubernamental.

Las disposiciones a que se refiere el párrafo anterior deben ser publicadas en el Diario Oficial de la Federación, a más tardar dentro del primer trimestre del año.

El Consejo Nacional de Armonización Contable, a más tardar el último día hábil de diciembre, debe publicar en su página de Internet un reporte especial sobre la aplicación de los recursos del fondo a que hace referencia el presente artículo, así como:

I. El monto de los subsidios otorgados a cada una de las entidades federativas y municipios;

II. El tipo y alcances de los subsidios federales otorgados, y

III. Los avances y resultados reportados por las entidades federativas y municipios.

Transitorios

Primero. El presente Decreto entra en vigor el 1 de enero de 2025.

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Segundo. Las disposiciones administrativas emitidas con base en lo dispuesto en los Decretos de Presupuesto de Egresos de la Federación de ejercicios fiscales anteriores, que se encuentren vigentes hasta antes de la entrada en vigor del presente Decreto, continuarán aplicándose en lo que no se opongan a éste, hasta en tanto no se emitan nuevas disposiciones administrativas que las reformen o abroguen.

Tercero. Se faculta al Ejecutivo Federal, a través de la Secretaría, para que emita las autorizaciones que correspondan, en el ámbito presupuestario, a efecto de que las Dependencias y Entidades realicen las adecuaciones o los traspasos de recursos humanos, financieros y materiales, incluyendo bienes muebles e inmuebles, que sean necesarios como consecuencia de reformas jurídicas que tengan por objeto la creación o modificación de la estructura administrativa de cualquier Dependencia, Entidad, o cambio de sector en los casos que corresponda, reportando las mismas en los Informes trimestrales.

Con la finalidad de garantizar y dar continuidad a las acciones de gobierno, las Dependencias, Entidades y unidades administrativas que se encuentren en proceso de readscripción o modificación de sus programas, podrán continuar su operación en la estructura organizacional y presupuestaria en la que se encuentren a la entrada en vigor del presente Decreto, hasta en tanto no se realice la transferencia de recursos humanos, financieros y materiales o se modifiquen sus programas.

Las Dependencias y Entidades deben realizar las adecuaciones que sean necesarias para transferir los recursos fiscales y las estructuras orgánicas y ocupacionales respecto de las unidades responsables que cambiaron de adscripción o se encuentren en proceso de readscripción como consecuencia de reformas jurídicas.

Cuarto. Los recursos del Fondo de Aportaciones para la Educación Tecnológica y de Adultos correspondientes a las entidades federativas que no hayan suscrito los convenios a los que hace referencia el artículo 42 de la Ley de Coordinación Fiscal deben ser transferidos del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios al Ramo 11 Educación Pública, a fin de que a través de éste se transfieran para esos mismos fines a dichas entidades federativas. Lo anterior, hasta en tanto sean suscritos los convenios de coordinación respectivos.

Quinto. Las entidades federativas deben notificar y realizar la entrega de los recursos federales que correspondan a los municipios o demarcaciones territoriales de la Ciudad de México, en los plazos y términos que establecen las leyes federales aplicables, el Presupuesto de Egresos, y en el caso de programas de subsidios o gasto reasignado, conforme a lo previsto en los convenios que celebren con las Dependencias y Entidades que les transfieran recursos federales.

Las entidades federativas no podrán establecer requisitos adicionales ni realizar acciones u omisiones que impidan el ejercicio eficiente, eficaz y oportuno de los recursos públicos que por su conducto se transfieran a los municipios y, en su caso, a las demarcaciones territoriales de la Ciudad de México.

Las entidades federativas, por conducto de sus secretarías de finanzas o sus equivalentes, deben hacer pública la información relativa a la fecha y el monto de las transferencias de recursos federales que deriven de los proyectos aprobados en el Presupuesto de Egresos, realizadas a sus municipios o demarcaciones territoriales de la Ciudad de México, a través de sus respectivas páginas oficiales de Internet, dentro de los 10 días naturales siguientes a la fecha en que los recursos correspondientes hayan sido efectivamente depositados en las cuentas bancarias específicas de los municipios o demarcaciones territoriales, incluyendo el número de identificación de la transferencia.

El incumplimiento a lo previsto en el presente artículo, incluyendo el destino de los recursos correspondientes, será sancionado por las autoridades competentes en los términos de la legislación aplicable, sin perjuicio de las responsabilidades de carácter civil, administrativo o penal que, en su caso, se determinen.

Los municipios y, en su caso, las demarcaciones territoriales de la Ciudad de México serán responsables de la correcta integración de la información técnica, así como del destino, ejercicio, registro y comprobación de los recursos que les transfieran las entidades federativas respectivas, conforme a lo señalado en este artículo.

Sexto. Para el ejercicio 2025, en cumplimiento a lo establecido en las disposiciones jurídicas aplicables, la Secretaría de Bienestar publicará los Lineamientos del Fondo de Aportaciones para la Infraestructura Social, a más tardar el último día del mes de febrero, los cuales podrán determinar que hasta un 60 por ciento de los recursos que de dicho fondo correspondan a las entidades federativas y los municipios o demarcaciones territoriales de la Ciudad de México, se destinen a la realización de acciones de carácter complementario en materia de obras de urbanización, pavimentación, caminos rurales, puentes, obras de reconstrucción y carreteras, conforme a los criterios que se establezcan en los referidos lineamientos.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Séptimo. Los ejecutores de gasto deben cubrir con cargo a sus presupuestos autorizados y de conformidad con las disposiciones aplicables, los compromisos u obligaciones de cualquier índole que se deriven de las determinaciones o las resoluciones emitidas por autoridad jurisdiccional competente. Para efectos de lo anterior, los ejecutores de gasto deben ajustar sus presupuestos para el cumplimiento de sus obligaciones, sin que ello implique ampliaciones líquidas de recursos a los mismos, por parte de la Secretaría.

Octavo. Las Dependencias y Entidades llevarán a cabo las acciones que correspondan para que la entrega de los subsidios y apoyos a la población objetivo se realice de manera directa a través de la Tesorería de la Federación, en forma electrónica mediante transferencia de recursos para su depósito en las cuentas bancarias de los mismos, salvo que se esté en alguno de los supuestos de excepción regulados en la Ley de Tesorería de la Federación, su Reglamento y demás disposiciones aplicables, o bien, que la Secretaría autorice que se efectúe de manera distinta. Lo anterior, sin perjuicio de lo señalado en el artículo 28, último párrafo, del presente Decreto.

Noveno. Las Dependencias y Entidades que reciban recursos para llevar a cabo acciones preventivas y/o para la atención de los desastres naturales, continuarán siendo las responsables de destinar y ejercer los mismos para los fines para los cuales fueron autorizados; dar el seguimiento a la ejecución de las obras y acciones que éstas contraten y al cumplimiento del calendario de ejecución en los términos y plazos establecidos, y contar con la documentación justificativa y comprobatoria de las erogaciones. Asimismo, en la contratación de las obras de reconstrucción, los ejecutores de gasto deben prever el establecimiento de medidas de mitigación que reduzcan su vulnerabilidad ante futuras amenazas.

Décimo. Los recursos del fondo a que se refiere el artículo 64 de la Ley General de Educación Superior, así como los del fondo referido en el Décimo Séptimo Transitorio de la Ley General de Educación, este último en correlación con los diversos 113, fracción XXI, de la Ley General de Educación y 107 de la Ley General del Sistema para la Carrera de las Maestras y los Maestros se podrán administrar mediante los fideicomisos públicos federales sin estructura que respectivamente se constituyan para tales efectos, en términos de las disposiciones jurídicas aplicables.

Décimo Primero. Se faculta a la Secretaría para que, en su caso, autorice las adecuaciones presupuestarias que correspondan para dar suficiencia adicional de recursos a la asignación global de servicios personales aprobada en este Presupuesto de Egresos, siempre y cuando tengan como objetivo realizar erogaciones de servicios personales para coadyuvar al cumplimiento de los objetivos de los programas a cargo de las Dependencias y Entidades.

Décimo Segundo. Los recursos a que se refiere el Séptimo transitorio de la Ley de Ingresos deberán ser reportados en los Informes Trimestrales, en términos de las disposiciones aplicables.

En el supuesto de que los recursos a que se refiere el párrafo anterior se destinen para mejorar la infraestructura de las entidades federativas en términos del Séptimo transitorio de la Ley de Ingresos, la Secretaría, con sujeción a las disposiciones aplicables, podrá establecer en los convenios que celebre con las mismas, la aportación de recursos por parte de las entidades federativas para dar cumplimiento a los fines para los cuales se otorguen los recursos federales.

SALÓN DE SESIONES DE LA CÁMARA DE DIPUTADOS DEL HONORABLE CONGRESO DE LA UNIÓN. Ciudad de México, a 11 de diciembre de 2024.- Dip. Sergio Carlos Gutiérrez Luna, Presidente.- Rúbrica.- Dip. Julieta Villalpando Riquelme, Secretaria.- Rúbrica.

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 23 de diciembre de 2024.- Claudia Sheinbaum Pardo, Presidenta de los Estados Unidos Mexicanos.- Rúbrica.- Lcda. Rosa Icela Rodríguez Velázquez, Secretaria de Gobernación.- Rúbrica.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 1. GASTO NETO TOTAL (pesos)

A: RAMOS AUTÓNOMOS		138,560,948,704
Gasto Programable
01	Poder Legislativo	17,529,076,502
	Cámara de Senadores	5,103,817,038
	Cámara de Diputados	9,602,671,330
	Auditoría Superior de la Federación	2,822,588,134
03	Poder Judicial	70,983,606,302
	Suprema Corte de Justicia de la Nación	5,208,511,164
	Consejo de la Judicatura Federal	62,025,503,862
	Tribunal Electoral del Poder Judicial de la Federación	3,749,591,276
22	Instituto Nacional Electoral	27,000,056,755
35	Comisión Nacional de los Derechos Humanos	1,722,372,356
41	Comisión Federal de Competencia Económica	199,866,026
43	Instituto Federal de Telecomunicaciones	500,000,000
44	Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	499,990,582
49	Fiscalía General de la República	20,125,980,181
RAMO: 40 INFORMACIÓN NACIONAL ESTADÍSTICA Y GEOGRÁFICA		12,245,298,773
	Instituto Nacional de Estadística y Geografía	12,245,298,773
RAMO: 32 TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA		3,304,534,515
	Tribunal Federal de Justicia Administrativa	3,304,534,515
B: RAMOS ADMINISTRATIVOS		2,159,218,182,057
Gasto Programable
02	Oficina de la Presidencia de la República	823,526,670
04	Gobernación	9,177,865,621
05	Relaciones Exteriores	9,294,170,709
06	Hacienda y Crédito Público	26,732,706,241
07	Defensa Nacional	158,287,750,650
08	Agricultura y Desarrollo Rural	74,515,190,541
09	Infraestructura, Comunicaciones y Transportes	147,511,456,246
10	Economía	3,533,463,352
11	Educación Pública 4/ 5/	465,871,888,417
12	Salud 1/	66,693,191,547
13	Marina	65,888,744,605
14	Trabajo y Previsión Social	27,830,216,279
15	Desarrollo Agrario, Territorial y Urbano	38,048,025,025
16	Medio Ambiente y Recursos Naturales	44,370,522,371
18	Energía	138,307,358,236
20	Bienestar	579,883,866,555
21	Turismo	1,774,898,238
27	Anticorrupción y Buen Gobierno	1,699,025,258
31	Tribunales Agrarios	891,831,893
36	Seguridad y Protección Ciudadana	70,422,173,705
37	Consejería Jurídica del Ejecutivo Federal	149,620,646
38	Ciencia, Humanidades, Tecnología e Innovación 6/	33,295,924,363

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Secretaría General Secretaría de Servicios Parlamentarios

45	Comisión Reguladora de Energía	199,854,863
46	Comisión Nacional de Hidrocarburos	173,285,941
47	Entidades no Sectorizadas	173,656,410,428
48	Cultura	15,081,496,999
54	Mujeres	2,093,520,195
55	Agencia de Transformación Digital y Telecomunicaciones	3,010,196,463
C: RAMOS GENERALES		5,290,633,379,424
Gasto Programable
19	Aportaciones a Seguridad Social 2/ 3/	1,480,920,417,260
23	Provisiones Salariales y Económicas	160,078,815,372
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	81,668,023,497
33	Aportaciones Federales para Entidades Federativas y Municipios	979,951,770,737
Gasto No Programable
24	Deuda Pública	1,149,551,575,109
28	Participaciones a Entidades Federativas y Municipios	1,340,210,876,874
29	Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0
30	Adeudos de Ejercicios Fiscales Anteriores	45,800,000,000
34	Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	52,451,900,575
D: ENTIDADES SUJETAS A CONTROL PRESUPUESTARIO DIRECTO		1,995,025,779,894
Gasto Programable
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	525,615,400,000
GYR	Instituto Mexicano del Seguro Social	1,469,410,379,894
E: EMPRESAS PÚBLICAS DEL ESTADO		1,196,096,995,214
Gasto Programable
TYY	Petróleos Mexicanos (Consolidado)	464,255,180,753
TVV	Comisión Federal de Electricidad (Consolidado)	545,471,651,446
Gasto No Programable
	Costo Financiero, que se distribuye para erogaciones de:	186,370,163,015
TYY	Petróleos Mexicanos (Consolidado)	147,890,685,602
TVV	Comisión Federal de Electricidad (Consolidado)	38,479,477,413
Neteo: Resta de: a) aportaciones ISSSTE; y, b) subsidios, transferencias y apoyos fiscales a las entidades de control directo y empresas públicas del Estado.		1,493,069,318,581

GASTO NETO TOTAL		9,302,015,800,000

1/

Incluye recursos dentro del programa presupuestario U012.- “Fortalecimiento de los Servicios Estatales de Salud”, para cubrir el pago de las previsiones que permitan mantener la homologación salarial del personal que fue regularizado y formalizado, y serán transferidos a las entidades federativas a través del Fondo de Aportaciones para los Servicios de Salud del Ramo 33.

2/

Los recursos relativos a los Laudos y Prestaciones que no estén directamente vinculadas a obligaciones decretadas en materia de seguridad social, no serán cubiertas con cargo a los recursos del Ramo 19 “Aportaciones a Seguridad Social”.

3/

Incluye recursos que serán transferidos al Instituto Mexicano del Seguro Social, para dar cumplimiento a lo publicado en el Diario Oficial de la Federación el 13 de marzo de 2020 y su modificación el 28 de septiembre de 2024, con relación al Decreto por el que se otorgan ayudas extraordinarias con motivo del incendio ocurrido en la Guardería ABC.

4/

Incluye recursos para el Fondo Federal Especial que asegure los recursos económicos necesarios para garantizar la obligatoriedad de los servicios de Educación Superior, de conformidad con lo establecido en la reforma del artículo 3o. Constitucional publicada en el Diario Oficial de la Federación el 15 de mayo de 2019.

5/	Incluye 200 millones de pesos para el fortalecimiento de los servicios personales para las acciones de la expansión de la educación inicial.
6/

A efecto de otorgar cumplimiento al “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal”, publicado en el Diario Oficial de la Federación del 28 de noviembre de 2024, los recursos previstos en este Presupuesto de Egresos para la Unidad Responsable 90X Consejo Nacional de Humanidades, Ciencias y Tecnologías, deberán ser transferidos a la estructura administrativa que comprenda el Sector Central de la Secretaría de Ciencia, Humanidades, Tecnología e Innovación.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 2. GASTO CORRIENTE ESTRUCTURAL (pesos) */

Gasto Corriente Estructural	3,596,531,459,949

*/	La asignación corresponde a montos estimados con base en las reasignaciones determinadas por la H. Cámara de Diputados.

ANEXO 3. GASTOS OBLIGATORIOS (millones de pesos) */

Previsiones para Gastos Obligatorios	6,042,836.9
Previsiones para Gastos Obligatorios con Pensiones y Jubilaciones	7,680,502.0

*/	La asignación corresponde a montos estimados con base en las reasignaciones determinadas por la H. Cámara de Diputados.

ANEXO 4. EROGACIONES PLURIANUALES PARA PROYECTOS DE INFRAESTRUCTURA (millones de pesos)

En el presente ejercicio fiscal no se comprometerán proyectos de inversión en infraestructura a los que se refiere el artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos.	0

ANEXO 5. COMPROMISOS PLURIANUALES (millones de pesos)

MONTO
Dependencias y Entidades (Recursos Fiscales)	40,749.86
Entidades de Control Directo	42,745.11
Empresas Públicas del Estado	297,178.55
Poder Judicial	2,345.95
Instituto Nacional Electoral	619.68
Comisión Nacional de los Derechos Humanos	42.24
Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	120.21

ANEXO 5.A. PROYECTOS DE ASOCIACIÓN PÚBLICO-PRIVADA (millones de pesos)

Con base en la fracción VI del artículo 3o. del Proyecto de Presupuesto de Egresos de la Federación, el monto máximo anual de gasto programable para los proyectos de asociación público-privada asciende a la cantidad de 68,610.1 millones de pesos, de los cuales para el periodo 2025 se tiene estimado destinar un monto de 10,457.4 millones de pesos.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

PROYECTOS DE ASOCIACIÓN PÚBLICO-PRIVADA	ENTIDAD FEDERATIVA	MONTO TOTAL DE INVERSIÓN1/	MONTO DE INVERSIÓN 2025 2/	PAGO ANUAL ESTIMADO 2025 3/

PROYECTOS AUTORIZADOS EN EJERCICIOS ANTERIORES		36,559.1	0.0	10,457.4
SECRETARÍA DE SEGURIDAD Y PROTECCIÓN CIUDADANA		4,693.0	0.0	0.0
Construcción, rehabilitación, adecuación, equipamiento y amueblado del Complejo Penitenciario Federal Papantla.	Veracruz	4,693.0	0.0	0.0
SECRETARÍA DE INFRAESTRUCTURA COMUNICACIONES Y TRANSPORTES		27,899.0	0.0	8,779.8
Libramiento de la Carretera La Galarza-Amatitlanes	Puebla	1,317.8	0.0	141.0
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Querétaro - San Luís Potosí)	Querétaro y San Luis Potosí	2,424.8	0.0	825.5
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Coatzacoalcos - Villahermosa)	Tabasco y Veracruz	2,756.4	0.0	801.7
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Matehuala - Saltillo) para el periodo 2017-2027	Nuevo León	2,098.4	0.0	769.0
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Pirámides-Tulancingo-Pachuca) para el periodo 2017-2027	Estado de México e Hidalgo	2,665.6	0.0	670.9
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Saltillo Monterrey Nuevo Laredo) para el periodo 2017-2027	Coahuila y Nuevo León	2,867.5	0.0	924.2
Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Texcoco -Zacatepec) para el periodo 2017-2027	Estado de México, Tlaxcala y Puebla	1,803.9	0.0	755.5
Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Arriaga-Tapachula) para el periodo 2018-2028.	Chiapas	4,763.2	0.0	1,577.6
Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Campeche - Mérida) para el periodo 2018-2028.	Campeche y Yucatán	2,312.8	0.0	704.4
Programa Asociación Publico Privada de Conservación Plurianual de La Red Federal de Carreteras (APP San Luis Potosí - Matehuala) para el periodo 2018-2028.	San Luis Potosí	2,317.1	0.0	878.2
Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Tampico - Ciudad Victoria) para el periodo 2018-2028.	Tamaulipas	2,571.6	0.0	731.8
INSTITUTO DE SEGURIDAD Y SERVICIOS SOCIALES DE LOS TRABAJADORES DEL ESTADO 4/		3,967.0	0.0	1,677.6
Nuevo Hospital General en la Delegación Regional Sur de la Ciudad de México	Ciudad de México	3,967.0	0.0	1,677.6

TOTAL		36,559.1	0.0	10,457.4

Cifras con IVA a pesos de 2025.

Montos de inversión contratados.

El monto de Inversión de los contratos de Asociación Público Privada se estableció en términos nominales.

Para los proyectos de Conservación Plurianual de la Red Federal de Carreteras de la Secretaría de Infraestructura Comunicaciones y Transportes se consideran pagos anuales desde el inicio del proyecto, toda vez que la ejecución y operación comienzan simultáneamente.

1/	Monto total estimado en gasto de inversión del sector privado en infraestructura.
2/	Inversión realizada por el sector privado para 2025.
3/	Pagos anuales estimados por el Sector Público.
4/

Para el Instituto Mexicano del Seguro Social y el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, se realizó la terminación anticipada de cinco hospitales APP con excepción del Hospital General en la Delegación Regional Sur de la Ciudad de México.

ANEXO 6. PROYECTOS DE INFRAESTRUCTURA PRODUCTIVA DE LARGO PLAZO (pesos)

6.A. Monto autorizado para proyectos aprobados en ejercicios fiscales anteriores de inversión directa e inversión condicionada

	Inversión Directa	Inversión Condicionada	Suma
Comisión Federal de Electricidad	534,791,161,149	246,342,467,541	781,133,628,690

6.B. Monto comprometido de proyectos de inversión directa autorizados en ejercicios fiscales anteriores

	Monto Autorizado	Monto Contratado	Monto Comprometido
Comisión Federal de Electricidad	551,265,723,840	448,400,056,398	153,492,999,095

6.C. Monto máximo de compromiso de proyectos de inversión condicionada autorizados en ejercicios fiscales anteriores

	Monto Autorizado	Monto Contratado	Máximo Comprometido
Comisión Federal de Electricidad	246,342,467,541	171,757,574,163	129,349,111,135

6.D. Previsiones para pago de amortizaciones y costo financiero de proyectos de inversión directa

	Inversión Física (Amortizaciones)	Costo Financiero	Suma
Comisión Federal de Electricidad	12,680,641,663	6,136,143,901	18,816,785,564

ANEXO 7. PREVISIONES SALARIALES Y ECONÓMICAS (pesos)

		Incremento a las percepciones	Creación de plazas	Otras medidas de carácter económico, laboral y contingente	Total
		I	II	III
Ramos Administrativos
02	Oficina de la Presidencia de la República	17,267,727	0	2,135,710	19,403,437
04	Gobernación	130,783,621	0	22,755,333	153,538,954
05	Relaciones Exteriores	43,259,150	0	9,076,685	52,335,835
06	Hacienda y Crédito Público	542,480,461	0	96,969,833	639,450,294
07	Defensa Nacional	2,309,280,011	0	604,377,063	2,913,657,074
08	Agricultura y Desarrollo Rural	258,710,627	0	58,648,842	317,359,469
09	Infraestructura, Comunicaciones y Transportes	241,378,023	0	59,873,944	301,251,967
10	Economía	72,083,109	0	18,490,616	90,573,725
11	Educación Pública	3,640,741,425	0	2,386,343,532	6,027,084,957

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

12	Salud	988,057,077	0	140,872,011	1,128,929,088
13	Marina	606,966,321	0	297,326,757	904,293,078
14	Trabajo y Previsión Social	65,707,533	0	17,034,609	82,742,142
15	Desarrollo Agrario, Territorial y Urbano	61,964,314	0	16,633,006	78,597,320
16	Medio Ambiente y Recursos Naturales	223,244,017	0	81,342,133	304,586,150
18	Energía	50,312,785	0	2,987,674	53,300,459
20	Bienestar	54,884,861	0	16,674,274	71,559,135
21	Turismo	23,896,851	0	6,315,621	30,212,472
27	Anticorrupción y Buen Gobierno	57,253,741	0	4,630,540	61,884,281
31	Tribunales Agrarios	20,853,224	0	5,045,540	25,898,764
36	Seguridad y Protección Ciudadana	842,515,883	0	149,654,658	992,170,541
37	Consejería Jurídica del Ejecutivo Federal	4,699,394	0	308,221	5,007,615
38	Ciencia, Humanidades, Tecnología e Innovación	194,750,112	0	81,731,771	276,481,883
45	Comisión Reguladora de Energía	5,681,505	0	303,561	5,985,066
46	Comisión Nacional de Hidrocarburos	5,797,040	0	190,027	5,987,067
47	Entidades no Sectorizadas	2,792,109,890	0	500,747,935	3,292,857,825
48	Cultura	190,029,339	0	12,258,543	202,287,882
54	Mujeres	6,391,084	0	391,821	6,782,905
55	Agencia de Transformación Digital y Telecomunicaciones	57,358,906	0	571,257	57,930,163
Ramos Generales
23	Provisiones Salariales y Económicas	16,153,114,431	3,027,710,863	4,661,631,585	23,842,456,879

*/	Para efectos de control presupuestario y eficiencia del gasto, la administración de estos recursos se considera en el Ramo General 23 Provisiones Salariales y Económicas.

ANEXO 8. COSTO FINANCIERO DE LA DEUDA Y OTRAS EROGACIONES (pesos)

MONTO
Costo financiero de la deuda del Gobierno Federal incluido en el Ramo General 24 Deuda Pública	1,149,551,575,109
Costo financiero de la deuda de las empresas incluidas en el Anexo 1.E de este Decreto	186,370,163,015
Erogaciones incluidas en el Ramo General 29 Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0
Erogaciones incluidas en el Ramo General 34 Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	52,451,900,575
Obligaciones incurridas a través de los programas de apoyo a deudores	575
Obligaciones surgidas de los programas de apoyo a ahorradores	52,451,900,000

Total	1,388,373,638,699

ANEXO 9. MONTOS MÁXIMOS DE ADJUDICACIÓN MEDIANTE PROCEDIMIENTO DE ADJUDICACIÓN DIRECTA Y DE INVITACIÓN A CUANDO MENOS TRES PERSONAS, ESTABLECIDOS EN MILES DE PESOS, SIN CONSIDERAR EL IMPUESTO AL VALOR AGREGADO

Adquisiciones, Arrendamientos y Servicios
Presupuesto autorizado de adquisiciones, arrendamientos y servicios		Monto máximo total de cada operación que podrá adjudicarse directamente	Monto máximo total de cada operación que podrá adjudicarse mediante invitación a cuando menos tres personas
Mayor de	Hasta
	15,000	297	2,178
15,000	30,000	329	2,540
30,000	50,000	361	2,860
50,000	100,000	375	3,129
100,000	150,000	472	4,171
150,000	250,000	532	4,952
250,000	350,000	599	5,884
350,000	450,000	658	6,776
450,000	600,000	669	7,239
600,000	750,000	745	8,513
750,000	1,000,000	758	9,070
1,000,000	1,250,000	865	11,069
1,250,000	1,500,000	981	13,172
1,500,000	—	1,098	15,420

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Obras Públicas y Servicios Relacionados con las Mismas
Presupuesto autorizado para realizar obras públicas y servicios relacionados con las mismas		Monto máximo total de cada obra pública que podrá adjudicarse directamente	Monto máximo total de cada servicio relacionado con obra pública que podrá adjudicarse directamente	Monto máximo total de cada obra pública que podrá adjudicarse mediante invitación a cuando menos tres personas	Monto máximo total de cada servicio relacionado con obra pública que podrá adjudicarse mediante invitación a cuando menos tres personas
Mayor de	Hasta
	15,000	479	214	3,620	2,750
15,000	30,000	566	282	4,284	3,106
30,000	50,000	650	343	4,869	3,817
50,000	100,000	722	387	5,404	4,341
100,000	150,000	985	472	7,326	5,416
150,000	250,000	1,140	515	8,651	6,346
250,000	350,000	1,329	655	10,087	7,306
350,000	450,000	1,523	749	11,615	8,298
450,000	600,000	1,629	852	12,431	9,728
600,000	750,000	1,911	1,022	14,627	11,582
750,000	1,000,000	2,040	1,105	15,602	12,444
1,000,000	1,250,000	2,484	1,285	19,107	14,627
1,250,000	1,500,000	2,956	1,509	22,639	17,082
1,500,000	2,700,000	3,328	1,688	25,658	19,140
2,700,000	—	3,732	1,894	27,716	21,446

ANEXO 10. EROGACIONES PARA EL DESARROLLO INTEGRAL, INTERCULTURAL Y SOSTENIBLE DE LOS PUEBLOS Y COMUNIDADES INDÍGENAS Y AFROMEXICANAS (pesos)

Ramo	Denominación	Monto

Total		221,032,864,257
04 Gobernación		15,448,361
	Conducción de la política interior	13,248,709
	Protección y defensa de los derechos humanos	2,199,652
08 Agricultura y Desarrollo Rural		15,488,660,138
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	670,915,394
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	591,944,998
	Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	1,401,974,999
	Precios de Garantía a Productos Alimentarios Básicos	1,006,050,282
	Fertilizantes	3,425,008,329
	Producción para el Bienestar	7,989,738,114
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	403,028,022
09 Infraestructura, Comunicaciones y Transportes		55,294,894,400
	Reconstrucción y Conservación de Carreteras	9,872,000,000
	Provisiones para el desarrollo de trenes de pasajeros y de carga	43,000,000,000
	Provisiones para el desarrollo, modernización y rehabilitación de infraestructura de Comunicaciones y Transportes	2,422,894,400
11 Educación Pública		30,689,598,834
	Producción y distribución de libros y materiales educativos	50,368,655
	Servicios de Educación Superior y Posgrado	877,821
	Educación para Adultos (INEA)	103,850,042

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Secretaría General Secretaría de Servicios Parlamentarios

Educación Inicial y Básica Comunitaria	1,008,201,914
Normar los servicios educativos	118,173,857
Beca Universal de Educación Básica Rita Cetina	22,075,389,951
La Escuela es Nuestra	1,175,000,000
Jóvenes Escribiendo el Futuro	1,216,346,077
Beca Universal de Educación Media Superior Benito Juárez	4,092,238,057
Expansión de la Educación Inicial	849,152,462
12 Salud	104,118,753
Rectoría en Salud	10,638,830
Prevención y control de enfermedades	43,981,816
Salud materna, sexual y reproductiva	49,498,107
15 Desarrollo Agrario, Territorial y Urbano	4,940,085,187
Procuración de justicia agraria	259,688,241
Programa de Atención de Conflictos Agrarios	35,709,717
Programa de Vivienda Social	4,233,940,607
Programa de Mejoramiento Urbano (PMU)	410,746,622
16 Medio Ambiente y Recursos Naturales	4,957,529,381
Infraestructura de agua potable, alcantarillado y saneamiento	288,038,914
Infraestructura para la modernización y rehabilitación de riego y temporal tecnificado	1,305,127,671
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	333,300
Programa de Conservación para el Desarrollo Sostenible	80,492,652
Agua Potable, Drenaje y Tratamiento	1,690,691,554
Programa de Apoyo a la Infraestructura Hidroagrícola	1,207,726,561
Desarrollo Forestal Sustentable para el Bienestar	385,118,728
20 Bienestar	81,358,923,818
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	981,719,955
Pensión para el Bienestar de las Personas Adultas Mayores	45,005,109,958
Sembrando Vida	33,235,000,000
Pensión Mujeres Bienestar	2,137,093,905
33 Aportaciones Federales para Entidades Federativas y Municipios	14,211,617,447
FAIS Municipal y de las Demarcaciones Territoriales del Distrito Federal	10,971,114,163
FAM Asistencia Social	3,240,503,284
35 Comisión Nacional de los Derechos Humanos	15,418,367
Protección y defensa de los Derechos Humanos de las personas indígenas y afrodescendientes privadas de la libertad.	15,418,367
38 Ciencia, Humanidades, Tecnología e Innovación	13,208,345
Becas de posgrado y apoyos a la calidad	13,208,345
47 Entidades no Sectorizadas	13,835,709,496
Actividades de apoyo Administrativo	170,374,675
Actividades de apoyo a la función pública y buen gobierno	12,193,897
Planeación y Articulación de la Acción Pública hacia los Pueblos Indígenas	1,051,199,275
Programa de Apoyo a la Educación Indígena	1,980,234,152
Fortalecimiento a la atención médica	176,171,051
Programa para el Bienestar Integral de los Pueblos Indígenas	1,642,108,313
Atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral	8,803,428,132
48 Cultura	107,651,731
Actividades de apoyo Administrativo	7,874,890
Actividades de apoyo a la función pública y buen gobierno	2,153,544
Educación y cultura indígena	66,468,297
Programa de Apoyos a la Cultura	31,155,000

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 11. PROGRAMA ESPECIAL CONCURRENTE PARA EL DESARROLLO RURAL SUSTENTABLE (millones de pesos)

Vertiente	Programa PEC / Ramo / Componente / Subcomponente / Rama Productiva	Monto

	Total	453,711.3
Competitividad		52,013.1
	Programa de Fomento a la Inversión y Productividad	52,013.1
	Agricultura y Desarrollo Rural	52,013.1
	Fertilizantes	17,500.0
	Precios de Garantía a Productos Alimentarios Básicos	12,500.0
	Producción para el Bienestar	16,800.0
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	1,572.7
	Programa de Sanidad e Inocuidad Agroalimentaria	3,640.4
Medio Ambiente		2,160.4
	Programa de Sustentabilidad de los Recursos Naturales	2,160.4
	Agricultura y Desarrollo Rural	27.3
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	27.3
	Medio Ambiente y Recursos Naturales	2,133.1
	Forestal	1,614.8
	Protección al medio ambiente en el medio rural	518.2
	Desarrollo Regional Sustentable	161.0
	PROFEPA	232.2
	Vida Silvestre	125.0
Educativa		89,676.0
	Programa de Educación e Investigación	89,676.0
	Agricultura y Desarrollo Rural	7,461.6
	Colegio de Postgraduados	1,754.0
	Colegio Superior Agropecuario del Estado de Guerrero (CSAEGRO)	119.6
	Instituto Nacional de Investigaciones Forestales, Agrícolas y Pecuarias (INIFAP)	1,404.1
	Instituto Nacional de Pesca y Acuacultura (INAPESCA)	511.4
	Universidad Autónoma Chapingo	3,672.4
	Educación Pública	82,214.4
	Desarrollo de Capacidades Educación	19,270.5
	Educación Básica para el Bienestar Benito Juárez	49,669.6
	Educación Tecnológica Agropecuaria y Ciencias del Mar	11,969.7
	Universidad Autónoma Agraria Antonio Narro	1,304.6
Social		167,912.0
	Programa de atención a la pobreza en el medio rural	159,778.4
	Relaciones Exteriores	75.0
	Atención a migrantes	75.0
	Bienestar	154,847.3
	Atención a la población agraria	154,847.3
	Pensión para el Bienestar de las Personas Adultas Mayores	115,747.3
	Sembrando Vida	39,100.0
	Entidades no Sectorizadas	4,856.1
	Atención a la población indígena y afromexicana (INPI)	4,856.1
	Programa de Derecho a la Alimentación	4,040.7
	Agricultura y Desarrollo Rural	4,040.7
	Programa de Abasto Rural a cargo de DICONSA S.A. de C.V.	2,560.8
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	1,479.8

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Secretaría General Secretaría de Servicios Parlamentarios

	Programa de apoyo a la adquisición de leche	3,757.9
	Agricultura y Desarrollo Rural	3,757.9
	Adquisición de leche nacional	3,757.9
	Programa de atención a las mujeres en situación de violencia	334.9
	Mujeres 1/	334.9
	Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas, PAIMEF	334.9
Infraestructura		92,264.0
	Programa de infraestructura en el medio rural	92,264.0
	Infraestructura, Comunicaciones y Transportes	908.6
	Infraestructura	908.6
	Mantenimiento de Caminos Rurales	908.6
	Medio Ambiente y Recursos Naturales	4,188.3
	IMTA	209.4
	Infraestructura Hidroagrícola	1,526.0
	Programas Hidráulicos	2,452.9
	Aportaciones Federales para Entidades Federativas y Municipios	87,167.1
	Aportaciones Federales para Entidades Federativas y Municipios	87,167.1
Salud		40,740.0
	Programa de atención a las condiciones de salud en el medio rural	40,740.0
	Salud	118.1
	Salud en población rural	118.1
	Desarrollo de Capacidades Salud	118.1
	Entidades no Sectorizadas	40,289.6
	Salud en población rural	40,289.6
	Desarrollo de Capacidades Salud	254.5
	Sistema de Protección Social en Salud (SPSS)	40,035.2
	Programa de atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral	40,035.2
	Aportaciones a Seguridad Social	332.3
	Seguridad Social Cañeros	332.3
Agraria		181.9
	Programa para la atención de aspectos agrarios	181.9
	Desarrollo Agrario, Territorial y Urbano	181.9
	Atención de aspectos agrarios	181.9
	Archivo General Agrario	181.9
Administrativa		8,764.0
	Gasto Administrativo	8,764.0
	Agricultura y Desarrollo Rural	7,214.6
	Comité Nacional para el Desarrollo Sustentable de la Caña de Azúcar	17.5
	CONAPESCA	640.9
	CONAZA	63.2
	Dependencia SADER	4,209.4
	FIRCO	272.1
	INCA RURAL	36.2
	SENASICA	1,793.4
	SIAP	107.2
	SNICS	74.5

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Secretaría General Secretaría de Servicios Parlamentarios

Desarrollo Agrario, Territorial y Urbano	657.6
Dependencia SEDATU	657.6
Tribunales Agrarios	891.8
Tribunales Agrarios	891.8

1/

Conforme a lo previsto en el artículo 26 fracción XXI y transitorios tercero y décimo cuarto del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal”, publicado en el Diario Oficial de la Federación el 28 de noviembre de 2024.

ANEXO 11.1 DISTRIBUCIÓN DE RECURSOS POR ENTIDAD FEDERATIVA (millones de pesos)

Entidad	Sanidad e Inocuidad Agroalimentaria
Aguascalientes	25.8
Baja California	34.6
Baja California Sur	33.1
Campeche	58.0
Coahuila	52.7
Colima	30.7
Chiapas	115.3
Chihuahua	78.0
Ciudad de México	4.1
Durango	59.9
Guanajuato	70.3
Guerrero	72.0
Hidalgo	56.4
Jalisco	111.7
Estado de México	50.0
Michoacán	124.2
Morelos	40.3
Nayarit	71.5
Nuevo León	52.7
Oaxaca	56.1
Puebla	72.7
Querétaro	29.4
Quintana Roo	33.0
San Luis Potosí	62.3
Sinaloa	232.0
Sonora	98.5
Tabasco	61.7
Tamaulipas	88.1
Tlaxcala	15.0
Veracruz	113.2
Yucatán	56.5
Zacatecas	48.9

Total	2,108.6

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 12. PROGRAMA DE HUMANIDADES, CIENCIAS, TECNOLOGÍAS E INNOVACIÓN (pesos)

Ramo Unidad Responsable		Recursos Fiscales	Recursos Propios	MONTO
Total		136,026,203,414	23,249,000,684	159,275,204,098
05	Relaciones Exteriores	5,300,000	0	5,300,000
K00	Agencia Mexicana de Cooperación Internacional para el Desarrollo	5,300,000		5,300,000
08	Agricultura y Desarrollo Rural	6,177,968,493	178,800,000	6,356,768,493
A1I	Universidad Autónoma Chapingo	3,187,732,152	3,600,000	3,191,332,152
D00	Colegio Superior Agropecuario del Estado de Guerrero	528,046		528,046
IZC	Colegio de Postgraduados	1,672,792,091	15,200,000	1,687,992,091
JAG	Instituto Nacional de Investigaciones Forestales, Agrícolas y Pecuarias	1,316,916,204	160,000,000	1,476,916,204
09	Infraestructura, Comunicaciones y Transportes	148,913,743	0	148,913,743
A00	Instituto Mexicano del Transporte	148,913,743		148,913,743
10	Economía	388,540,988	1,366,131,391	1,754,672,379
192	Dirección General de Normatividad Mercantil	3,000,000		3,000,000
443	Dirección General de Facilitación Comercial y de Comercio Exterior	730,000		730,000
610	Dirección General de Minas	10,000,000		10,000,000
K2H	Centro Nacional de Metrología	161,268,059	102,958,163	264,226,222
K8V	Instituto Mexicano de la Propiedad Industrial		255,757,970	255,757,970
LAT	Procuraduría Federal del Consumidor		7,218,706	7,218,706
LAU	Servicio Geológico Mexicano	213,542,929	1,000,196,552	1,213,739,481
11	Educación Pública	81,782,297,780	1,904,785,735	83,687,083,515
511	Dirección General de Educación Superior Universitaria e Intercultural	31,844,623,611		31,844,623,611
514	Dirección General de Universidades Tecnológicas y Politécnicas	747,165,634		747,165,634
600	Subsecretaría de Educación Media Superior	1,719,174		1,719,174
611	Dirección General de Educación Tecnológica Industrial y de Servicios	1,374,293		1,374,293
A00	Universidad Pedagógica Nacional	241,364,824		241,364,824
A2M	Universidad Autónoma Metropolitana	4,886,215,457	26,241,622	4,912,457,079
A3Q	Universidad Nacional Autónoma de México	18,857,455,660	1,172,013,771	20,029,469,431
B00	Instituto Politécnico Nacional	5,482,053,552		5,482,053,552
K00	Universidad Abierta y a Distancia de México	30,098,424		30,098,424
L3P	Centro de Enseñanza Técnica Industrial	182,869,120		182,869,120
L4J	Centro de Investigación y de Estudios Avanzados del Instituto Politécnico Nacional	2,968,002,455	370,165,078	3,338,167,533
L6H	Comisión de Operación y Fomento de Actividades Académicas del Instituto Politécnico Nacional	57,453,149	178,780,476	236,233,625
L8K	El Colegio de México, A.C.	733,995,319	150,118,594	884,113,913
M00	Tecnológico Nacional de México	14,537,501,449		14,537,501,449
MGH	Universidad Autónoma Agraria Antonio Narro	1,210,405,658	7,466,194	1,217,871,852
12	Salud	10,218,996,888	356,646,704	10,575,643,592
100	Secretaría	42,974,353		42,974,353
610	Dirección General de Calidad y Educación en Salud	6,457,219,389		6,457,219,389
M7F	Instituto Nacional de Psiquiatría Ramón de la Fuente Muñiz	118,105,845	14,822,280	132,928,125
M7K	Centros de Integración Juvenil, A.C.	27,557,792	406,760	27,964,552
NAW	Hospital Juárez de México	262,263,575	432,632	262,696,207
NBB	Hospital General “Dr. Manuel Gea González”	110,224,231		110,224,231

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Secretaría General Secretaría de Servicios Parlamentarios

NBD	Hospital General de México “Dr. Eduardo Liceaga”	257,286,045	10,998,063	268,284,108
NBG	Hospital Infantil de México Federico Gómez	235,706,128	18,000,000	253,706,128
NBV	Instituto Nacional de Cancerología	133,699,205		133,699,205
NCA	Instituto Nacional de Cardiología Ignacio Chávez	194,574,247	33,857,599	228,431,846
NCD	Instituto Nacional de Enfermedades Respiratorias Ismael Cosío Villegas	244,565,833	33,015,536	277,581,369
NCE	Instituto Nacional de Geriatría	70,967,226	4,700,000	75,667,226
NCG	Instituto Nacional de Ciencias Médicas y Nutrición Salvador Zubirán	399,233,340	106,187,752	505,421,092
NCH	Instituto Nacional de Medicina Genómica	229,742,253	29,650,000	259,392,253
NCK	Instituto Nacional de Neurología y Neurocirugía Manuel Velasco Suárez	123,138,917	17,344,041	140,482,958
NCZ	Instituto Nacional de Pediatría	299,664,352	3,378,000	303,042,352
NDE	Instituto Nacional de Perinatología Isidro Espinosa de los Reyes	244,750,065	7,367,128	252,117,193
NDF	Instituto Nacional de Rehabilitación Luis Guillermo Ibarra Ibarra	175,881,380	7,404,376	183,285,756
NDY	Instituto Nacional de Salud Pública	520,755,760	51,243,555	571,999,315
NEF	Laboratorios de Biológicos y Reactivos de México, S.A. de C.V.		17,838,982	17,838,982
NHK	Sistema Nacional para el Desarrollo Integral de la Familia	70,686,952		70,686,952
13	Marina	14,700,000	0	14,700,000
122	Unidad de Investigación y Desarrollo Tecnológico	14,700,000		14,700,000
16	Medio Ambiente y Recursos Naturales	393,445,543	200,000,000	593,445,543
RJE	Instituto Mexicano de Tecnología del Agua	209,350,807	200,000,000	409,350,807
RJJ	Instituto Nacional de Ecología y Cambio Climático	184,094,736		184,094,736
18	Energía	1,116,232,141	10,224,878,270	11,341,110,411
211	Dirección General de Energías Limpias	297,210,111		297,210,111
T0K	Instituto Nacional de Electricidad y Energías Limpias	284,868,255	715,430,458	1,000,298,713
T0O	Instituto Mexicano del Petróleo		9,095,775,358	9,095,775,358
T0Q	Instituto Nacional de Investigaciones Nucleares	534,153,775	413,672,454	947,826,229
21	Turismo	17,581,615	0	17,581,615
416	Dirección General de Profesionalización y Competitividad Turística	17,581,615		17,581,615
23	Provisiones Salariales y Económicas	1,818,484,200	0	1,818,484,200
411	Unidad de Política y Control Presupuestario	1,818,484,200		1,818,484,200
36	Seguridad y Protección Ciudadana	73,717,509	0	73,717,509
E00	Centro Nacional de Prevención de Desastres	73,717,509		73,717,509
38	Ciencia, Humanidades, Tecnología e Innovación	33,295,924,363	3,007,801,825	36,303,726,188
90A	Centro de Investigación en Ciencias de Información Geoespacial, A.C.	67,791,391	5,133,918	72,925,309
90C	Centro de Investigación en Matemáticas, A.C.	205,409,964	24,298,616	229,708,580
90E	Centro de Investigación en Materiales Avanzados, S.C.	213,853,908	27,634,625	241,488,533
90G	CIATEC, A.C. “Centro de Innovación Aplicada en Tecnologías Competitivas”	209,864,658	77,421,392	287,286,050
90I	Centro de Investigación y Asistencia en Tecnología y Diseño del Estado de Jalisco, A.C.	216,579,100	53,220,928	269,800,028
90K	Centro de Investigación y Desarrollo Tecnológico en Electroquímica, S.C.	124,835,066	30,476,113	155,311,179

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

90M	Centro de Investigación y Docencia Económicas, A.C.	418,082,214	30,570,607	448,652,821
90O	Centro de Investigaciones Biológicas del Noroeste, S.C.	508,310,567	17,849,762	526,160,329
90Q	Centro de Investigación Científica de Yucatán, A.C.	298,101,328	24,619,877	322,721,205
90S	Centro de Investigaciones en Óptica, A.C.	200,139,768	7,190,934	207,330,702
90U	Centro de Investigación en Química Aplicada	211,254,652	32,375,385	243,630,037
90W	Centro de Investigaciones y Estudios Superiores en Antropología Social	342,457,683	7,244,583	349,702,266
90X	Consejo Nacional de Humanidades, Ciencias y Tecnologías 1_/	26,377,017,492		26,377,017,492
90Y	CIATEQ, A.C. Centro de Tecnología Avanzada	315,168,369	301,752,865	616,921,234
91A	InnovaBienestar de México, S.A.P.I. de C.V.		1,208,742,327	1,208,742,327
91C	El Colegio de la Frontera Norte, A.C.	356,109,794	39,648,835	395,758,629
91E	El Colegio de la Frontera Sur	397,393,023	24,592,235	421,985,258
91I	El Colegio de Michoacán, A.C.	161,684,742	2,851,677	164,536,419
91K	El Colegio de San Luis, A.C.	130,660,279	12,000,000	142,660,279
91O	Fondo para el Desarrollo de Recursos Humanos	103,519,202	279,831,371	383,350,573
91Q	Instituto de Ecología, A.C.	305,858,675	69,020,976	374,879,651
91S	Instituto de Investigaciones “Dr. José María Luis Mora”	212,145,923	3,959,582	216,105,505
91U	Instituto Nacional de Astrofísica, Óptica y Electrónica	397,907,895	36,528,913	434,436,808
91W	Instituto Potosino de Investigación Científica y Tecnológica, A.C.	159,859,107	106,614,973	266,474,080
9ZU	Centro de Ingeniería y Desarrollo Industrial	345,122,511	428,098,159	773,220,670
9ZW	Centro de Investigación Científica y de Educación Superior de Ensenada, Baja California	599,403,662	102,916,564	702,320,226
9ZY	Centro de Investigación en Alimentación y Desarrollo, A.C.	417,393,390	53,206,608	470,599,998
47	Entidades no Sectorizadas	109,548,920	0	109,548,920
AYO	Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR)	109,548,920		109,548,920
48	Cultura	177,815,906	0	177,815,906
D00	Instituto Nacional de Antropología e Historia	177,815,906		177,815,906
49	Fiscalía General de la República	144,778,537	0	144,778,537
190	Instituto Nacional de Ciencias Penales	144,778,537		144,778,537
	Instituto Mexicano del Seguro Social	0	872,332,922	872,332,922
GYR	Instituto Mexicano del Seguro Social		872,332,922	872,332,922
	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	72,006,755	43,999,854	116,006,609
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	72,006,755	43,999,854	116,006,609
	Comisión Federal de Electricidad	0	2,529,197,830	2,529,197,830
TVV	CFE Consolidado		2,529,197,830	2,529,197,830
55	Agencia de Transformación Digital y Telecomunicaciones 2_/	69,950,034	2,564,426,153	2,634,376,187
JZN	Agencia Espacial Mexicana	69,950,034		69,950,034
91M	INFOTEC Centro de Investigación e Innovación en Tecnologías de la Información y Comunicación		2,564,426,153	2,564,426,153

1_/

A efecto de otorgar cumplimiento al Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal, publicado en el Diario Oficial de la Federación del 28 de noviembre de 2024, los recursos previstos en este Presupuesto de Egresos para la Unidad Responsable 90X Consejo Nacional de Humanidades, Ciencias y Tecnologías, deberán ser transferidos a la estructura administrativa que comprenda el Sector Central de la Secretaría de Ciencia, Humanidades, Tecnología e Innovación.

2_/

Conforme a lo previsto en el artículo 26 fracción XXII y transitorio Décimo Segundo del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal”, publicado en el Diario Oficial de la Federación el 28 de noviembre de 2024.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 13. EROGACIONES PARA LA IGUALDAD ENTRE MUJERES Y HOMBRES (pesos)

Ramo	Denominación	Monto
TOTAL		479,248,382,179
01 Poder Legislativo		6,000,000
	Actividades derivadas del trabajo legislativo	6,000,000
	H. Cámara de Senadores	6,000,000
04 Gobernación		10,883,237
	Planeación demográfica del país	3,000,000
	Protección y defensa de los derechos humanos	1,599,138
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	6,284,099
05 Relaciones Exteriores		17,000,000
	Atención, protección, servicios y asistencia consulares	12,000,000
	Actividades de apoyo administrativo	4,000,000
	Promoción y defensa de los intereses de México en el ámbito multilateral	1,000,000
06 Hacienda y Crédito Público		4,000,000
	Actividades de apoyo administrativo	4,000,000
07 Defensa Nacional		154,834,244
	Programa de igualdad entre mujeres y hombres SDN	154,834,244
08 Agricultura y Desarrollo Rural		16,980,019,989
	Adquisición de leche nacional	573,589,508
	Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	873,118,873
	Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	1,536,502,289
	Precios de Garantía a Productos Alimentarios Básicos	3,359,076,045
	Fertilizantes	5,137,512,493
	Producción para el Bienestar	5,136,543,222
	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	363,677,560
09 Infraestructura, Comunicaciones y Transportes		44,432,165
	Definición, conducción y supervisión de la política de comunicaciones y transportes	44,432,165
10 Economía		40,000
	Actividades de apoyo administrativo	40,000
11 Educación Pública		130,184,819,159
	Servicios de Educación Media Superior	5,711,421,455
	Servicios de Educación Superior y Posgrado	12,725,967,304
	Investigación Científica y Desarrollo Tecnológico	5,151,317,867
	Políticas de igualdad de género en el sector educativo	2,132,923
	Educación Inicial y Básica Comunitaria	5,999,034,430
	Actividades de apoyo administrativo	2,021,336
	Beca Universal de Educación Básica Rita Cetina	61,298,019,675
	Programa para el Desarrollo Profesional Docente	18,308,768
	Programa de Cultura Física y Deporte	744,323,330
	Programa Nacional de Inglés	727,555,691
	La Escuela es Nuestra	11,802,319,845
	Jóvenes Escribiendo el Futuro	5,936,586,296
	Beca Universal de Educación Media Superior Benito Juárez	20,065,810,238
12 Salud		5,141,683,017

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Formación y capacitación de recursos humanos para la salud	24,301,724
Investigación y desarrollo tecnológico en salud	176,231,610
Atención a la Salud	1,280,505,726
Prevención y atención contra las adicciones	60,883,555
Programa de vacunación	271,733,680
Prevención y atención de VIH/SIDA y otras ITS	472,392,965
Salud materna, sexual y reproductiva	2,405,902,866
Prevención y Control de Sobrepeso, Obesidad y Diabetes	449,730,892
13 Marina	6,860,000
Sistema Educativo naval y programa de becas	6,860,000
14 Trabajo y Previsión Social	12,994,568,681
Procuración de justicia laboral	36,919,736
Ejecución de los programas y acciones de la Política Laboral	26,799,816
Articulación de Políticas Integrales de Juventud	25,684,746
Jóvenes Construyendo el Futuro	12,905,164,383
15 Desarrollo Agrario, Territorial y Urbano	21,362,812,927
Política de Desarrollo Urbano y Ordenamiento del Territorio	988,603
Programa de Vivienda Social	19,200,000,000
Programa de Mejoramiento Urbano (PMU)	2,161,824,324
16 Medio Ambiente y Recursos Naturales	150,205,767
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	391,744
Programa de Conservación para el Desarrollo Sostenible	80,492,652
Desarrollo Forestal Sustentable para el Bienestar	69,321,371
18 Energía	4,929,450
Regulación y supervisión de actividades nucleares y radiológicas	99,760
Actividades de apoyo administrativo	4,679,690
Gestión, promoción, supervisión y evaluación del aprovechamiento sustentable de la energía	150,000
19 Aportaciones a Seguridad Social	206,234
Apoyo Económico a Viudas de Veteranos de la Revolución Mexicana	206,234
20 Bienestar	282,504,579,479
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,921,864,712
Pensión para el Bienestar de las Personas Adultas Mayores	252,370,714,768
Sembrando Vida	12,512,000,000
Pensión Mujeres Bienestar	14,700,000,000
21 Turismo	5,970,011
Planeación y conducción de la política de turismo	5,970,011
22 Instituto Nacional Electoral	66,632,319
Gestión Administrativa	1,715,682
Capacitación y educación para el ejercicio democrático de la ciudadanía	29,004,665
Actualización del padrón electoral y expedición de la credencial para votar	3,847,716
Dirección, soporte jurídico electoral y apoyo logístico	25,058,486
Otorgamiento de prerrogativas a partidos políticos, fiscalización de sus recursos y administración de los tiempos del estado en radio y televisión	4,802,085
Vinculación con la sociedad	1,100,303
Tecnologías de información y comunicaciones	1,103,382
35 Comisión Nacional de los Derechos Humanos	40,758,470

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Realizar la promoción y observancia en el monitoreo, seguimiento y evaluación del impacto de la política nacional en materia de igualdad entre mujeres y hombres	35,844,364
Actividades relacionadas a la Igualdad de Género Institucional.	4,914,106
36 Seguridad y Protección Ciudadana	4,196,131
Implementar las políticas, programas y acciones tendientes a garantizar la seguridad pública de la Nación y sus habitantes	4,196,131
38 Ciencia, Humanidades, Tecnología e Innovación	7,047,022,295
Becas de posgrado y apoyos a la calidad	7,047,022,295
40 Información Nacional Estadística y Geográfica	109,559,249
Producción y difusión de información estadística y geográfica	109,559,249
41 Comisión Federal de Competencia Económica	1,000,000
Prevención y eliminación de prácticas y concentraciones monopólicas y demás restricciones a la competencia y libre concurrencia	260,000
Actividades de apoyo administrativo	740,000
43 Instituto Federal de Telecomunicaciones	9,512,614
Fortalecimiento e innovación institucional para el desarrollo de los sectores de Telecomunicaciones y Radiodifusión	2,690,000
Actividades de apoyo administrativo	6,822,614
45 Comisión Reguladora de Energía	300,000
Actividades de apoyo administrativo	300,000
47 Entidades no Sectorizadas	189,732,411
Atención a Víctimas	7,778,199
Programa para el Bienestar Integral de los Pueblos Indígenas	181,954,212
48 Cultura	33,763,254
Desarrollo Cultural	29,447,402
Programa Nacional de Becas Artísticas y Culturales	4,315,852
49 Fiscalía General de la República	78,540,881
Investigar y perseguir los delitos cometidos en materia de derechos humanos	72,487,924
Realizar investigación académica en el marco de las ciencias penales	200,000
Investigar, perseguir y prevenir delitos del orden electoral	1,200,000
Actividades de apoyo administrativo	4,652,957
54 Mujeres 2/	2,093,520,195
Actividades de apoyo administrativo	14,689,631
Actividades de apoyo a la función pública y buen gobierno	6,735,802
Fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	525,602,002
Programa para el Adelanto, Bienestar e Igualdad de las Mujeres	419,591,040
Promover la atención y prevención de la violencia contra las mujeres	307,212,978
Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)	334,947,832
Programa de Apoyo para Refugios Especializados para Mujeres Víctimas de Violencia de Género, sus hijas e hijos	484,740,910
18 Energía 1/	2,998,776
Dirección, coordinación y control de la operación del Sistema Eléctrico Nacional	2,998,776
Instituto Mexicano del Seguro Social 1/	29,229,393,830
Prevención y Control de Enfermedades	3,316,917,237
Servicios de guardería	16,525,896,251
Atención a la Salud	9,386,580,342
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado 1/	226,305,813
Equidad de Género	1,501,110
Prevención y Control de Enfermedades	224,804,703
Petróleos Mexicanos 1/	13,700,000
Actividades de apoyo administrativo	13,700,000

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Comisión Federal de Electricidad 1/	6,639,751
Operación y mantenimiento de las centrales generadoras de energía eléctrica	1,409,251
Coordinación, operación, mantenimiento y recarga de la Coordinación Corporativa Nuclear	260,000
Operación y mantenimiento de la Red Nacional de Transmisión	1,420,000
Operación y mantenimiento de la infraestructura del proceso de distribución de energía eléctrica	1,872,000
Comercialización de energía eléctrica y productos asociados	600,000
Prestación de servicios corporativos	708,500
Servicios de infraestructura aplicable a telecomunicaciones	80,000
Funciones en relación con Estrategias de Negocios Comerciales, así como potenciales nuevos negocios	117,000
Actividades de apoyo administrativo	108,000
Planeación Estratégica de la Comisión Federal de Electricidad	65,000

1/	El presupuesto no suma en el total, por ser recursos propios.
2/

Conforme a lo previsto en el artículo 26 fracción XXI y transitorios tercero y décimo cuarto del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal”, publicado en el Diario Oficial de la Federación el 28 de noviembre de 2024.

ANEXO 14. RECURSOS PARA LA ATENCIÓN A GRUPOS VULNERABLES (PESOS)

Ramo	Denominación	Monto
Total		656,077,418,112
	04 Gobernación	148,485,524
	Consejo Nacional para Prevenir la Discriminación	148,485,524
	05 Relaciones Exteriores	134,119,351
	Atención, protección, servicios y asistencia consulares	134,119,351
	11 Educación Pública	52,115,790,333
	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	29,879,397
	Beca Universal de Educación Básica Rita Cetina	15,768,135,679
	Beca Universal de Educación Media Superior Benito Juárez	8,184,476,113
	Educación para Adultos (INEA)	328,858,465
	Expansión de la Educación Inicial	849,152,462
	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	772,596,064
	Jóvenes Escribiendo el Futuro	2,432,692,154
	La Escuela es Nuestra	23,750,000,000
	12 Salud	5,885,999,219
	Asistencia social y protección del paciente	560,544,874
	Atención a la Salud	1,459,164,730
	Formación y capacitación de recursos humanos para la salud	109,103,167
	Investigación y desarrollo tecnológico en salud	129,764,078
	Prevención y atención de VIH/SIDA y otras ITS	601,220,580
	Programa de Atención a Personas con Discapacidad	42,684,553
	Salud materna, sexual y reproductiva	1,207,257,798
	Servicios de asistencia social integral	1,776,259,439
	14 Trabajo y Previsión Social	15,364,793,141
	Articulación de Políticas Integrales de Juventud	25,684,746
	Ejecución de los programas y acciones de la Política Laboral	26,799,816
	Jóvenes Construyendo el Futuro	15,312,308,579
	15 Desarrollo Agrario, Territorial y Urbano	9,600,000,000
	Programa de Vivienda Social	9,600,000,000
	20 Bienestar	556,799,352,104
	Desarrollo integral de las personas con discapacidad	33,272,187

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Pensión Mujeres Bienestar	14,700,000,000
Pensión para el Bienestar de las Personas Adultas Mayores	471,802,883,244
Pensión para el Bienestar de las Personas con Discapacidad Permanente	28,035,302,128
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	3,096,699,350
Sembrando Vida	39,100,000,000
Servicios a grupos con necesidades especiales	31,195,196
35 Comisión Nacional de los Derechos Humanos	39,867,019
Atender asuntos relacionados con víctimas del delito y de violaciones a derechos humanos	27,936,233
Atender asuntos relativos a la aplicación del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad	11,930,786
47 Entidades no Sectorizadas	15,587,256,376
Instituto Nacional de los Pueblos Indígenas	4,856,110,312
Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR)	10,731,146,064
48 Cultura	66,468,297
Educación y cultura indígena	66,468,297
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	338,915
Atención a Personas con Discapacidad	338,915
54 Mujeres1/	334,947,832
Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)	334,947,832

1/

Se adiciona la participación del Ramo 54, de conformidad con lo establecido en el Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal, publicado en el Diario Oficial de la Federación el 28 de noviembre de 2024.

ANEXO 15. ESTRATEGIA DE TRANSICIÓN PARA PROMOVER EL USO DE TECNOLOGÍAS Y COMBUSTIBLES MÁS LIMPIOS (pesos)

Ramo	Denominación	MONTO
Total		11,102,561,524
04 Gobernación		1,094,600
12 Salud		7,431,072
16 Medio Ambiente y Recursos Naturales		2,214,467
	Procuraduría Federal de Protección al Ambiente	2,214,467
18 Energía		380,853,740
	Secretaría de Energía	297,210,111
	Comisión Nacional para el Uso Eficiente de la Energía	82,943,629
	Instituto Nacional de Electricidad y Energías Limpias	700,000
Petróleos Mexicanos		37,000,000
	Pemex Transformación Industrial	37,000,000
Comisión Federal de Electricidad		10,673,967,645
	CFE Consolidado*	10,673,967,645

*Incluye	la Inversión Financiada de los Proyectos de Infraestructura Productiva de Largo Plazo.

ANEXO 16. RECURSOS PARA LA ADAPTACIÓN Y MITIGACIÓN DE LOS EFECTOS DEL CAMBIO CLIMÁTICO (pesos)

Ramo	Denominación	Monto
TOTAL		205,386,717,801
07 Defensa Nacional		40,827,762,372
	Prestación de Servicios Públicos de Transporte Masivo de Personas y Carga Tren Maya	827,762,373
	Provisiones para la construcción y fortalecimiento de infraestructura	39,999,999,999
08 Agricultura y Desarrollo Rural		2,186,428,969
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	11,530,000

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Generación de Proyectos de Investigación 1/	1,520,000
Actividades de apoyo administrativo	9,114,934
Diseño y Aplicación de la Política Agropecuaria	10,676,899
Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	443,958,749
Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)	1,024,338,478
Sanidad e Inocuidad Agroalimentaria	123,026,714
Producción para el Bienestar	556,564,417
Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	5,698,779
09 Infraestructura, Comunicaciones y Transportes	45,000,000,000
Reconstrucción y Conservación de Carreteras	5,000,000,000
Provisiones para el desarrollo de trenes de pasajeros y de carga	40,000,000,000
10 Economía	4,291,137
Estudios de preinversión 1/	4,291,137
11 Educación Pública	3,596,312,461
Servicios de Educación Media Superior	1,666,182,038
Servicios de Educación Superior y Posgrado	1,008,060,079
Investigación Científica y Desarrollo Tecnológico	899,863,508
Subsidios para organismos descentralizados estatales	22,206,836
12 Salud	434,739,996
Protección Contra Riesgos Sanitarios	18,288,725
Vigilancia epidemiológica	416,451,271
13 Marina	13,765,275
Emplear el Poder Naval de la Federación para salvaguardar la soberanía y seguridad nacionales	13,005,275
Operación y conservación de infraestructura ferroviaria 1/	760,000
15 Desarrollo Agrario, Territorial y Urbano	9,824,630,417
Programa de Vivienda Social	9,499,708,221
Programa de Mejoramiento Urbano (PMU)	324,922,196
16 Medio Ambiente y Recursos Naturales	7,436,264,432
Capacitación Ambiental y Desarrollo Sustentable	4,418,452
Investigación científica y tecnológica	193,868,537
Protección Forestal	1,407,656,103
Investigación en Cambio Climático, Sustentabilidad y Crecimiento Verde	169,262,782
Conservación y Manejo de Áreas Naturales Protegidas	71,522,343
Regulación Ambiental	76,392,203
Inspección y Vigilancia del Medio Ambiente y Recursos Naturales	97,446,276
Gestión integral y sustentable del agua	1,286,046,261
Regulación Socioambiental	77,083,641
Actividades de apoyo administrativo	11,488,879
Actividades de apoyo a la función pública y buen gobierno	4,980,786
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	127,220,556
Programa de Conservación para el Desarrollo Sostenible	160,985,304
Agua Potable, Drenaje y Tratamiento	810,069,258
Programa de Apoyo a la Infraestructura Hidroagrícola	1,858,040,863
Desarrollo Forestal Sustentable para el Bienestar	938,350,160
Programa para la Protección y Restauración de Ecosistemas y Especies Prioritarias	141,432,029
18 Energía	435,081,001
Actividades de apoyo administrativo	7,154,395

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Conducción de la política energética	55,694,170
Coordinación de la política energética en electricidad	3,912,896
Coordinación de la política energética en hidrocarburos	6,547,183
Gestión, promoción, supervisión y evaluación del aprovechamiento sustentable de la energía	64,562,247
Recursos destinados a la transición e investigación en materia energética	297,210,111
20 Bienestar	39,100,000,000
Sembrando Vida	39,100,000,000
21 Turismo	59,243,261
Escalas náuticas en Mar de Cortés y otras unidades de negocios 1/	58,483,261
Desarrollo y promoción de proyectos turísticos sustentables	760,000
23 Provisiones Salariales y Económicas	18,914,285,538
Fondo de Desastres Naturales (FONDEN)	18,677,174,735
Fondo de Prevención de Desastres Naturales (FOPREDEN)	237,110,803
36 Seguridad y Protección Ciudadana	176,015,963
Coordinación del Sistema Nacional de Protección Civil	176,015,963
38 Ciencia, Humanidades, Tecnología e Innovación	295,202,723
Investigación científica, desarrollo e innovación	138,563,164
Becas de posgrado y apoyos a la calidad	156,639,559
47 Entidades no Sectorizadas	33,143,784
Programa para el Bienestar Integral de los Pueblos Indígenas	33,143,784
Petróleos Mexicanos 1/	925,794,901
Operación y mantenimiento de la infraestructura en ecología	300,000
Proyectos de infraestructura económica de hidrocarburos	921,094,901
Mantenimiento de infraestructura	4,400,000
Comisión Federal de Electricidad 1/	36,123,755,571
Servicio de transporte de gas natural	34,053,936,443
Promoción de medidas para el ahorro y uso eficiente de la energía eléctrica	2,555,000
Proyectos de infraestructura económica de electricidad	100,000,000
Mantenimiento de infraestructura	1,967,264,128

1/	Recursos Propios

ANEXO 17. EROGACIONES PARA EL DESARROLLO DE LOS JÓVENES (pesos)

Ramo	Denominación	Monto

Total		616,654,746,739
07 Defensa Nacional		2,757,206,907
	Sistema educativo militar	2,757,206,907
08 Agricultura y Desarrollo Rural		2,985,765,310
	Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	1,669,606,860
	Precios de Garantía a Productos Alimentarios Básicos	754,537,708
	Producción para el Bienestar	561,620,742
11 Educación Pública		358,471,052,494
	Educación Básica	52,249,308,060
	Producción y distribución de libros y materiales educativos	1,271,991,869
	Producción y transmisión de materiales educativos	420,468,111
	Programa de mantenimiento e infraestructura física educativa	63,399,251
	Educación para Adultos (INEA)	302,895,954
	Educación Inicial y Básica Comunitaria	737,515,294

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Beca Universal de Educación Básica Rita Cetina	45,727,593,469
Programa para el Desarrollo Profesional Docente	27,897,173
Programa Nacional de Inglés	429,833,944
La Escuela es Nuestra	3,140,928,000
Fortalecimiento de los Servicios de Educación Especial (PFSEE)	126,784,995
Educación Media Superior	136,118,501,904
Servicios de Educación Media Superior	53,462,889,804
Investigación Científica y Desarrollo Tecnológico	3,093,467
Normalización y certificación en competencias laborales	2,238,241,584
Programa de mantenimiento e infraestructura física educativa	42,442,219
Educación Física de Excelencia	116,954,103
Programa para el Desarrollo Profesional Docente	23,715,265
La Escuela es Nuestra	9,040,000,000
Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	29,879,397
Beca Universal de Educación Media Superior Benito Juárez	39,694,709,150
Subsidios para organismos descentralizados estatales	31,396,440,142
Apoyos a centros y organizaciones de educación	70,136,772
Educación Superior	162,302,556,857
Servicios de Educación Superior y Posgrado	60,424,187,091
Investigación Científica y Desarrollo Tecnológico	8,355,686,732
Programa para el Desarrollo Profesional Docente	151,690,617
Programa de Cultura Física y Deporte	1,468,375,559
Jóvenes Escribiendo el Futuro	10,338,941,654
Fortalecimiento a la Excelencia Educativa	798,426,337
Subsidios para organismos descentralizados estatales	77,732,466,440
Expansión de la Educación Media Superior y Superior	833,473,628
Programa de Becas Elisa Acuña	1,688,553,133
Apoyos a centros y organizaciones de educación 1_/, 2_/	510,755,666
Posgrado	7,800,685,673
Servicios de Educación Superior y Posgrado	6,371,192,360
Subsidios para organismos descentralizados estatales	1,429,493,313
12 Salud	1,300,486,003
Prevención y atención contra las adicciones	910,014,597
Prevención y atención de VIH/SIDA y otras ITS	390,471,406
13 Marina	618,329,326
Sistema Educativo naval y programa de becas	611,020,098
Administración y Operación de Capitanías de Puerto y Asuntos Marítimos	7,309,228
14 Trabajo y Previsión Social	23,680,426,424
Instituto Mexicano de la Juventud	123,028,610
Jóvenes Construyendo el Futuro	23,557,397,814
15 Desarrollo Agrario, Territorial y Urbano 3_/	6,074,920,708
Programa de Vivienda Social	6,074,920,708
16 Medio Ambiente y Recursos Naturales	291,632
Planeación, Seguimiento y Evaluación de la Política Ambiental y de Recursos Naturales	291,632

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

19 Aportaciones a Seguridad Social	8,037,180,701
Seguro de Enfermedad y Maternidad 4_/	8,037,180,701
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	16,196,600,410
Servicios de educación básica en la Ciudad de México	14,758,074,403
Servicios de educación normal en la Ciudad de México	1,378,366,007
Becas para la población atendida por el sector educativo	60,160,000
33 Aportaciones Federales para Entidades Federativas y Municipios	142,621,137,453
Educación Básica	135,059,648,829
FAM Infraestructura Educativa Básica	3,618,187,935
FAETA Educación de Adultos	568,425,763
FONE Servicios Personales	119,767,273,895
FONE Otros de Gasto Corriente	3,081,922,209
FONE Gasto de Operación	4,666,360,789
FONE Fondo de Compensación	3,357,478,238
Educación Media Superior	835,017,140
FAM Infraestructura Educativa Media Superior y Superior	71,049,430
FAETA Educación Tecnológica	763,967,710
Educación Superior	6,726,471,484
FAM Infraestructura Educativa Media Superior y Superior	6,726,471,484
38 Ciencia, Humanidades, Tecnología e Innovación	43,327,753
Investigación científica, desarrollo e innovación	43,327,753
47 Entidades no Sectorizadas 5_/	175,947,032
Programa de Apoyo a la Educación Indígena	175,947,032
48 Cultura	14,520,757
Programa Nacional de Becas Artísticas y Culturales	14,520,757
Instituto Mexicano del Seguro Social	51,810,434,741
Prevención y control de enfermedades	492,561,194
Atención a la Salud	51,317,873,547
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	1,867,119,088
Prevención y Control de Enfermedades	224,804,703
Atención a la Salud	1,642,314,385

1_/	Incluye 150 millones de pesos para la Universidad Autónoma de la Ciudad de México.
2_/	Incluye subsidios para operación de la Academia Mexicana de la Historia.
3_/	A partir del ejercicio 2025, el Ramo 15 “Desarrollo Agrario, Territorial y Urbano”, se incorpora como parte del transversal, por tal razón las cifras pueden no resultar comparables.
4_/	Considera los recursos asignados al componente del Seguro de Salud para Estudiantes.
5_/	Programa operado por el Instituto Nacional de los Pueblos Indígenas.

ANEXO 18. RECURSOS PARA LA ATENCIÓN DE NIÑAS, NIÑOS Y ADOLESCENTES (pesos)

Ramo	Denominación	Monto
Total		1,019,076,133,364
	04 Gobernación	163,027,416
	Atención a refugiados en el país	5,337,738
	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	72,919,824
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	40,836,787

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Registro e Identificación de Población	43,933,067
05 Relaciones Exteriores	4,000,000
Atención, protección, servicios y asistencia consulares	4,000,000
08 Agricultura y Desarrollo Rural	2,015,194,311
Desarrollo, aplicación de programas educativos e investigación en materia agroalimentaria	1,149,855,537
Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.	865,338,774
11 Educación Pública	249,570,509,606
Apoyos a centros y organizaciones de educación	9,684,255,882
Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	29,879,397
Educación Física de Excelencia	116,954,103
Educación Inicial y Básica Comunitaria	5,999,034,430
Educación para Adultos (INEA)	190,391,743
Expansión de la Educación Inicial	849,152,462
Fortalecimiento de los Servicios de Educación Especial (PFSEE)	602,228,726
Investigación Científica y Desarrollo Tecnológico	3,093,467
La Escuela es Nuestra	25,000,000,000
Normalización y certificación en competencias laborales	928,010,988
Producción y distribución de libros y materiales culturales	2,191,991
Producción y distribución de libros y materiales educativos	3,894,709,900
Producción y transmisión de materiales educativos	420,468,111
Programa de Cultura Física y Deporte	248,763,799
Programa de mantenimiento e infraestructura física educativa	191,773,662
Programa Nacional de Inglés	736,197,115
Programa para el Desarrollo Profesional Docente	116,705,841
Servicios de Educación Media Superior	53,219,555,969
Subsidios para organismos descentralizados estatales	33,712,440,142
Beca Universal de Educación Básica Rita Cetina	78,840,678,395
Beca Universal de Educación Media Superior Benito Juárez	34,784,023,482
12 Salud	14,528,394,637
Atención a la Salud	4,461,699,974
Formación y capacitación de recursos humanos para la salud	261,985,080
Investigación y desarrollo tecnológico en salud	273,385,400
Prevención y atención contra las adicciones	831,387,851
Prevención y atención de VIH/SIDA y otras ITS	1,872,439
Prevención y Control de Sobrepeso, Obesidad y Diabetes	524,507,818
Programa de Atención a Personas con Discapacidad	8,930,484
Programa de vacunación	4,571,752,397
Protección y restitución de los derechos de las niñas, niños y adolescentes	100,931,744
Salud materna, sexual y reproductiva	1,710,491,362
Servicios de asistencia social integral	1,781,450,087
14 Trabajo y Previsión Social	20,771,080
Articulación de Políticas Integrales de Juventud	15,410,848
Ejecución de los programas y acciones de la Política Laboral	5,360,232
15 Desarrollo Agrario, Territorial y Urbano	9,536,000,000
Programa de Vivienda Social	9,536,000,000

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

20 Bienestar	10,912,923,305
Pensión para el Bienestar de las Personas con Discapacidad Permanente	7,952,873,871
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,960,049,435
22 Instituto Nacional Electoral	7,676,411
Capacitación y educación para el ejercicio democrático de la ciudadanía	7,499,627
Tecnologías de información y comunicaciones	176,784
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	47,290,218,260
Becas para la población atendida por el sector educativo	200,000,000
Servicios de educación básica en la Ciudad de México	47,090,218,260
33 Aportaciones Federales para Entidades Federativas y Municipios	567,314,146,110
FAETA Educación de Adultos	390,319,024
FAETA Educación Tecnológica	5,797,855,065
FAM Asistencia Social	12,914,126,198
FAM Infraestructura Educativa Básica	10,144,413,567
FAM Infraestructura Educativa Media Superior y Superior	943,942,431
FASSA	15,716,975,360
FONE Fondo de Compensación	13,376,407,322
FONE Gasto de Operación	18,591,078,842
FONE Otros de Gasto Corriente	12,278,574,538
FONE Servicios Personales	477,160,453,763
35 Comisión Nacional de los Derechos Humanos	9,314,065
Atender asuntos relacionados con las niñas, niños y adolescentes y las familias.	9,314,065
47 Entidades no Sectorizadas/1	36,846,061,576
Atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral	25,599,174,093
Fortalecimiento a la atención médica	921,271,005
Programa de Apoyo a la Educación Indígena	1,681,994,177
Atención a la salud de personas sin seguridad social	8,643,622,302
48 Cultura	46,398,462
Desarrollo Cultural	21,281,942
Servicios Cinematográficos	973,869
Servicios educativos culturales y artísticos	24,142,651
49 Fiscalía General de la República	4,938,006
Actividades de apoyo administrativo	2,138,006
Investigar y perseguir los delitos cometidos en materia de derechos humanos	2,300,000
Investigar, perseguir y prevenir delitos del orden electoral	500,000
Instituto Mexicano del Seguro Social	74,544,938,486
Atención a la Salud	50,941,040,030
Prestaciones sociales	314,172,199
Prevención y Control de Enfermedades	6,763,830,006
Servicios de guardería	16,525,896,251
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	6,261,621,632
Atención a la Salud	2,313,128,612
Prevención y Control de Enfermedades	350,738,100
Servicios de Estancias de Bienestar y Desarrollo Infantil	3,597,754,920

/1	Se reporta por Unidad Responsable.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 19. ACCIONES PARA LA PREVENCIÓN DEL DELITO, COMBATE A LAS ADICCIONES, RESCATE DE ESPACIOS PÚBLICOS Y PROMOCIÓN DE PROYECTOS PRODUCTIVOS (pesos)

Ramo	Denominación	Monto
Total		319,611,983,439
	04 Gobernación	296,960,264
	Conducción de la política interior	33,516,338
	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	72,919,824
	Impulso a la democracia participativa y fomento a la construcción de paz en México	15,559,040
	Promover la Protección de los Derechos Humanos y Prevenir la Discriminación	147,060,534
	Protección y defensa de los derechos humanos	27,904,528
	06 Hacienda y Crédito Público	163,526,848
	Detección y prevención de ilícitos financieros	163,526,848
	07 Defensa Nacional	7,541,694,640
	Derechos humanos	72,018,994
	Programa de igualdad entre mujeres y hombres SDN	153,413,633
	Programa de la Secretaría de la Defensa Nacional en Apoyo a la Seguridad Pública	4,851,855,106
	Sistema educativo militar	2,464,406,907
	11 Educación Pública	210,974,641,588
	Atención al deporte	651,158,542
	Desarrollo Cultural	4,098,149,905
	Educación Física de Excelencia	1,169,541
	Educación para Adultos (INEA)	34,616,681
	Jóvenes Escribiendo el Futuro	8,636,057,146
	Producción y distribución de libros y materiales culturales	129,533,559
	Producción y transmisión de materiales educativos	592,994,609
	Programa de Cultura Física y Deporte	151,344,432
	Programa de mantenimiento e infraestructura física educativa	186,468,385
	Servicios de Educación Media Superior	49,649,207,502
	Servicios de Educación Superior y Posgrado	27,710,760,597
	Subsidios para organismos descentralizados estatales	9,600,716,870
	Beca Universal de Educación Básica Rita Cetina	78,840,678,395
	Beca Universal de Educación Media Superior Benito Juárez	30,691,785,425
	12 Salud	2,792,414,823
	Prevención y atención contra las adicciones	1,510,056,857
	Prevención y Control de Enfermedades	51,662,483
	Salud materna, sexual y reproductiva	1,230,695,483
	13 Marina	5,574,891,455
	Operación y desarrollo de los cuerpos de seguridad de las Fuerzas Armadas	4,546,524,937
	Sistema Educativo naval y programa de becas	1,015,912,219
	Administración y Operación de Capitanías de Puerto y Asuntos Marítimos	12,454,299
	14 Trabajo y Previsión Social	24,256,016,585
	Actividades de apoyo a la función pública y buen gobierno	1,847,350
	Actividades de apoyo administrativo	20,222,713
	Articulación de Políticas Integrales de Juventud	25,684,746
	Capacitación para Incrementar la Productividad	1,095,644

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Ejecución a nivel nacional de acciones de promoción y vigilancia de los derechos laborales	1,094,086
Ejecución de los programas y acciones de la Política Laboral	1,072,046
Jóvenes Construyendo el Futuro	24,205,000,000
15 Desarrollo Agrario, Territorial y Urbano	2,161,824,324
Programa de Mejoramiento Urbano (PMU)	2,161,824,324
20 Bienestar	15,217,699,350
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	3,096,699,350
Sembrando Vida	12,121,000,000
33 Aportaciones Federales para Entidades Federativas y Municipios	16,878,859,086
FAETA Educación Tecnológica	1,045,743,135
FASP	9,565,499,999
FORTAMUN	6,267,615,952
36 Seguridad y Protección Ciudadana	30,596,975,930
Actividades de apoyo administrativo	6,933,064,704
Coordinación con las instancias que integran el Sistema Nacional de Seguridad Pública	270,912,029
Fondo para el Fortalecimiento de las Instituciones de Seguridad Pública	1,120,918,960
Operación de la Guardia Nacional para la prevención, investigación y persecución de delitos	20,205,638,535
Servicios de protección, custodia, vigilancia y seguridad de personas, bienes e instalaciones	2,066,441,702
48 Cultura	2,849,265,568
Desarrollo Cultural	2,130,070,323
Educación y cultura indígena	66,468,297
Estímulos a la creación artística, reconocimientos a las trayectorias y apoyo al desarrollo de proyectos culturales	652,726,948
54 Mujeres	307,212,978
Promover la atención y prevención de la violencia contra las mujeres	307,212,978

ANEXO 20. RAMO 23 PROVISIONES SALARIALES Y ECONÓMICAS (pesos)

MONTO
Provisiones Salariales	9,510,379,771
Situaciones laborales supervenientes	9,510,379,771
Provisiones Económicas	19,080,445,538
Fondo de Desastres Naturales (FONDEN)	18,677,174,735
Fondo de Prevención de Desastres Naturales (FOPREDEN)	237,110,803
Comisiones y pago a CECOBAN	166,160,000
Provisiones Salariales y Económicas	23,842,456,879
Desarrollo Regional	59,634,027
Provisión para la Armonización Contable	59,634,027
Otras Provisiones Económicas	90,666,830,430
Programa de Separación Laboral	1,161,330,328
Subsidios a las Tarifas Eléctricas	84,805,500,102
Apoyo Federal para Pago de Adeudos de Suministro de Energía Eléctrica	4,700,000,000
Gastos asociados a ingresos petroleros	16,919,068,727

Total	160,078,815,372

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 21. RAMO 25 PREVISIONES Y APORTACIONES PARA LOS SISTEMAS DE EDUCACIÓN BÁSICA, NORMAL, TECNOLÓGICA Y DE ADULTOS (pesos)

MONTO
Previsiones para servicios personales para los servicios de educación básica en la Ciudad de México, para el Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE) y para el Fondo de Aportaciones para la Educación Tecnológica y de Adultos	32,448,943,674
Aportaciones para los servicios de educación básica y normal en la Ciudad de México	49,219,079,823

ANEXO 22. RAMO 33 APORTACIONES FEDERALES PARA ENTIDADES FEDERATIVAS Y MUNICIPIOS (pesos)

MONTO
Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE):	521,406,514,465
Servicios Personales	477,160,453,763
Otros de Gasto Corriente 1/	12,278,574,538
Gasto de Operación	18,591,078,842
Fondo de Compensación	13,376,407,322
Fondo de Aportaciones para los Servicios de Salud	81,220,460,093
Fondo de Aportaciones para la Infraestructura Social, que se distribuye en:	123,742,791,935
Entidades	14,999,422,790
Municipal y de las Demarcaciones Territoriales del Distrito Federal	108,743,369,145
Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal	125,352,319,044
Fondo de Aportaciones Múltiples, que se distribuye para erogaciones de:	39,822,342,312
Asistencia Social	18,318,277,465
Infraestructura Educativa	21,504,064,847
Fondo de Aportaciones para la Educación Tecnológica y de Adultos, que se distribuye para erogaciones de:	10,351,327,862
Educación Tecnológica	6,561,822,775
Educación de Adultos	3,789,505,087
Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal	9,565,499,999
Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas	68,490,515,027

TOTAL 2/ 3/	979,951,770,737

1/

Incluye recursos para las plazas subsidiadas a las entidades federativas incluidas en el Fondo de Aportaciones para la Educación Básica y Normal, conforme a los registros que se tienen en las secretarías de Educación Pública y de Hacienda y Crédito Público.

2/	Incluye los recursos para dar cumplimiento al artículo 49, fracción IV, de la Ley de Coordinación Fiscal.

Con respecto a lo previsto en el artículo 49, fracción V, de la Ley de Coordinación Fiscal, no se considera transferencia de recursos al Fideicomiso para la Evaluación de los Fondos de Aportaciones Federales (FIDEFAF), toda vez que el patrimonio contable con que cuenta el Fideicomiso resulta suficiente para efectuar la contratación de las evaluaciones de los Fondos de Aportaciones Federales, de conformidad con el marco jurídico aplicable.

3/

Las Dependencias de la Administración Pública Federal coordinadoras de los Fondos de Aportaciones Federales, son las responsables de establecer la distribución entre las entidades federativas de los recursos correspondientes a las Aportaciones Federales, con base en lo establecido en la normatividad aplicable.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23. REMUNERACIONES DE LOS SERVIDORES PÚBLICOS DE LA FEDERACIÓN

ANEXO 23.1. ADMINISTRACIÓN PÚBLICA FEDERAL

ANEXO 23.1.1. LÍMITES MÍNIMOS Y MÁXIMOS DE LAS PERCEPCIONES ORDINARIAS BRUTAS Y NETAS MENSUALES PARA LOS SERVIDORES PÚBLICOS DE LA ADMINISTRACIÓN PÚBLICA FEDERAL (pesos)

Grupo / Tipo de Personal	Percepción Ordinaria Bruta						Percepción Ordinaria Neta Total
	Sueldos y salarios		Prestaciones		Total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Personal de Mando y Enlace 1/
G Secretario de Estado		190,035		45,343		235,378		168,470
H Subsecretario de Estado u Oficial Mayor		188,527		44,807		233,334		167,121
J Jefe de Unidad	171,939	184,004	40,216	42,426	212,155	226,430	152,674	162,094
K Director General	143,473	162,888	33,360	37,243	176,833	200,131	128,857	144,334
L Director General Adjunto	113,116	137,247	27,130	31,983	140,246	169,230	104,502	123,767
M Coordinador o Director	66,362	130,377	16,401	30,086	82,763	160,463	64,586	117,784
N Subdirector	39,078	64,854	11,501	16,064	50,579	80,918	41,853	63,274
O Jefe de Departamento	26,005	38,309	8,992	11,263	34,997	49,572	29,853	41,058
P Personal de Enlace	14,270	24,894	6,805	8,721	21,075	33,615	18,856	28,757
Personal Operativo	10,666	15,674	12,864	14,123	23,530	29,797	20,867	25,940

Personal de Categorías:
Del Servicio Exterior Mexicano	16,059	150,822	7,082	34,704	23,141	185,526	20,477	134,593
De Educación	483	128,059	15,440	90,246	15,923	218,305	14,164	153,888
De las Ramas Médica, Paramédica y Grupos Afines	14,957	87,901	10,403	19,171	25,360	107,072	22,664	83,505
De Investigación Científica y Desarrollo Tecnológico	11,971	48,755	21,272	96,415	33,244	145,169	31,378	116,125
De Seguridad Pública	14,993	188,528	13,505	42,207	28,498	230,734	25,560	165,643
De las Fuerzas Armadas	8,648	190,007	12,135	49,457	20,783	239,464	16,622	166,875

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

La percepción ordinaria incluye todos los ingresos que reciben los servidores públicos por sueldos y salarios, y por prestaciones ordinarias, independientemente de que se reciba en forma periódica o en fechas definidas. Los montos netos mensuales corresponden a la cantidad que perciben los servidores públicos, una vez aplicadas las disposiciones fiscales vigentes. Los montos indicados no incluyen las prestaciones extraordinarias. Los rangos de las remuneraciones del personal operativo y de categorías, varían conforme a las Condiciones Generales de Trabajo y los Contratos Colectivos de Trabajo.

1/ Las denominaciones de Secretario de Estado, Subsecretario de Estado u Oficial Mayor y Jefe de Unidad son exclusivas de las Dependencias del Ejecutivo Federal. Los titulares de los Órganos Administrativos Desconcentrados y Entidades adoptan como denominación el de Director General, Vocal, Comisionado, etc., independientemente de que el rango tabular pudiera ser coincidente con el de las Dependencias para las denominaciones de uso exclusivo.

ANEXO 23.1.2. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DE LA PRESIDENTA DE LA REPÚBLICA (pesos)

Remuneración total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	134,290
Impuesto sobre la renta retenido y deducciones personales *	59,416
Percepción ordinaria bruta líquida mensual	193,706
a) Sueldos y salarios:	191,846
i) Sueldo base	52,968
ii) Compensación garantizada	138,878
b) Prestaciones:	1,860
vi) Prima quinquenal (antigüedad)	310
vii) Ayuda para despensa	1,515
ix) Seguro colectivo de retiro	35

*	Deducciones personales de seguridad social y seguros.

La remuneración ordinaria total líquida mensual neta de la Presidenta de la República se actualizará conforme a la Remuneración Total Anual de Percepciones Ordinarias prevista en el Anexo 23.1.3 del presente Decreto y a la política salarial general aplicable para la Administración Pública Federal.

Los totales pueden no coincidir, debido al redondeo.

ANEXO 23.1.3. REMUNERACIÓN TOTAL ANUAL DE PERCEPCIONES ORDINARIAS DE LA PRESIDENTA DE LA REPÚBLICA (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,069,170
Impuesto sobre la renta retenido	808,346
Percepción ordinaria bruta anual	2,877,516
a) Sueldos y salarios:	2,302,152
i) Sueldo base	635,616
ii) Compensación garantizada	1,666,536
b) Prestaciones:	575,364
i) Aportaciones a seguridad social	86,662
ii) Ahorro solidario	25,405
iii) Prima vacacional	17,656
iv) Aguinaldo (sueldo base)	105,328
v) Gratificación (compensación garantizada)	282,074
vi) Prima quinquenal (antigüedad)	3,720
vii) Ayuda para despensa	18,180
viii) Seguro de vida institucional	35,914
ix) Seguro colectivo de retiro	425

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

En términos del artículo 10, fracciones IV y V, de la Ley Federal de Remuneraciones de los Servidores Públicos, la Remuneración Anual Máxima es la referencia del monto máximo en términos brutos a que tiene derecho la Presidenta de la República por concepto de Remuneración Anual de Referencia, la cual asciende para el ejercicio fiscal de 2025 a $3,083,527.13

De conformidad con lo dispuesto en los artículos 7, fracción I, inciso a), último párrafo, de la Ley Federal de Remuneraciones de los Servidores Públicos, y 13, fracción II, inciso a), último párrafo, de este Decreto, la Remuneración Anual de Referencia para la Presidenta de la República no considera los incrementos salariales que se autoricen durante el ejercicio fiscal de 2025, en términos de lo establecido en el artículo 9, fracción II, de este mismo Decreto, así como las repercusiones que se deriven de la aplicación y actualización de las disposiciones de carácter fiscal ni, en su caso, las adecuaciones a la curva salarial del tabulador.

La Remuneración Total Anual de la Presidenta de la República que se integra en el presente Presupuesto de Egresos de la Federación es adecuada al no exceder el monto de la Remuneración Anual de Referencia ni el de la Remuneración Anual Máxima, y las prestaciones de seguridad social otorgadas son las que se determinaron conforme a lo establecido en la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, lo anterior en términos del artículo 11 de la Ley Federal de Remuneraciones de los Servidores Públicos; y es determinada conforme a lo señalado en el artículo 12, inciso b), y Quinto transitorio del mismo ordenamiento legal.

ANEXO 23.2. CÁMARA DE SENADORES

ANEXO 23.2.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios (1)		Prestaciones (1)		Percepción ordinaria total (1) (2)
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Personal de mando:
Secretario General		130,684		35,399		166,083
Coordinador / Contralor / Tesorero / Secretario Técnico Órgano de Gobierno	120,618	124,712	32,960	33,757	153,578	158,469
Director General	101,227	120,556	28,706	32,472	129,933	153,028
Jefe de Unidad	79,851	97,492	23,279	26,707	103,130	124,199
Director de Área	57,755	88,033	18,848	24,707	76,603	112,740
Subdirector de Área	42,230	57,576	14,878	17,776	57,108	75,352
Jefe de Departamento	29,295	41,479	12,643	14,808	41,938	56,287
Personal de Servicio Técnico de Carrera	16,116	53,207	8,431	15,128	24,547	68,335
Personal operativo de confianza	33,644	35,526	19,819	20,427	53,463	55,953
Personal operativo de base	9,057	20,333	49,530	58,212	58,587	78,545

1)	La remuneración neta mensual corresponde a la cantidad que perciben los servidores públicos de la Cámara de Senadores, una vez aplicadas las disposiciones fiscales y deducciones de seguridad social.
2)	En la Percepción Ordinaria Total se incluyen los importes que se cubren anualmente divididos entre doce meses.

Los importes de las percepciones mensuales plasmadas en este documento, corresponden a los tabuladores vigentes para el ejercicio 2024 a esta fecha.

ANEXO 23.2.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios (1)		Prestaciones (1)		Percepción ordinaria total (1) (2)
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Secretario General	—	187,979	—	44,859	—	232,838
Coordinador / Contralor / Tesorero / Secretario Técnico Órgano de Gobierno	172,486	178,689	41,509	42,664	213,995	221,353
Director General	142,864	172,152	35,528	40,985	178,392	213,137
Jefe de Unidad	110,289	136,562	28,224	33,120	138,513	169,682
Director de Área	78,182	122,243	22,087	30,297	100,269	152,540
Subdirector de Área	55,510	77,432	16,930	20,946	72,440	98,378
Jefe de Departamento	37,683	54,020	14,097	16,987	51,780	71,007
Personal de Servicio Técnico de Carrera	19,856	70,333	9,134	17,882	28,990	88,215
Personal operativo de confianza	43,135	45,657	23,323	24,109	66,458	69,766
Personal operativo de base	12,216	26,865	58,787	71,151	71,003	98,016

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

1)	La remuneración bruta mensual corresponde a la cantidad que perciben los servidores públicos de la Cámara de Senadores, antes de aplicar las disposiciones fiscales o deducciones de seguridad social.
2)	En la Percepción Ordinaria Total se incluyen los importes que se cubren anualmente divididos entre doce meses.

Los importes de las percepciones mensuales plasmadas en este documento, corresponden a los tabuladores vigentes para el ejercicio 2024 a esta fecha.

ANEXO 23.2.2. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DE ELECCIÓN SENADOR DE LA REPÚBLICA (pesos)

Descripción	Remuneración recibida 1_/

REMUNERACIÓN TOTAL ANUAL NETA (RTA)	2,037,848
Impuesto sobre la renta retenido *_/	785,105
Percepción bruta anual	2,822,953
I. Percepciones ordinarias:	2,822,953
a) Sueldos y salarios:	2,280,278
i) Sueldo base 2_/	2,280,278
ii) Compensación garantizada	N/A
b) Prestaciones:	542,675
i) Aportaciones a seguridad social	63,709
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	N/A
iii) Prima vacacional	N/A
iv) Aguinaldo (sueldo base)	382,207
v) Gratificación de fin de año (compensación garantizada)	N/A
vi) Prima quinquenal (antigüedad)	N/A
vii) Ayuda para despensa	N/A
viii) Seguro de vida institucional	96,759
ix) Seguro colectivo de retiro	N/A
x) Seguro de gastos médicos mayores	N/A
xi) Seguro de separación individualizado	N/A
xii) Apoyo económico para adquisición de vehículo	N/A
II. Percepciones extraordinarias:
a) Pago por riesgo y potenciación de seguro de vida	N/A

*_/	Cálculo obtenido conforme al artículo 152 de la Ley del Impuesto Sobre la Renta.
1_/	Corresponde a las percepciones para 2024.
2_/	Dieta.

ANEXO 23.2.3. REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL DEL PUESTO DE ELECCIÓN SENADOR DE LA REPÚBLICA (pesos)

Descripción	Remuneración recibida
REMUNERACIÓN LÍQUIDA MENSUAL NETA	131,874
Impuesto sobre la renta retenido y deducciones de seguridad social	58,149
Percepción ordinaria bruta mensual	190,023
I. Percepciones ordinarias:	190,023
a) Sueldos y salarios:	190,023
i) Sueldo base	190,023
ii) Compensación garantizada	N/A
b) Prestaciones:	—
i) Prima quinquenal	N/A
ii) Ayuda para despensa	N/A
iii) Seguro colectivo de retiro	N/A

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.2.4. REMUNERACIÓN TOTAL ANUAL DEL SECRETARIO GENERAL (pesos)

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,990,722
Impuesto sobre la renta retenido (*)	803,334
Percepción bruta anual	2,794,056
I. Percepciones ordinarias:	2,794,056
a) Sueldos y salarios:	2,255,748
i) Sueldo base	372,000
ii) Compensación garantizada	1,883,748
b) Prestaciones:	538,308
i) Aportaciones a seguridad social	74,939
ii) Ahorro solidario	24,180
iii) Prima vacacional	15,500
iv) Aguinaldo (sueldo base)	60,147
v) Gratificación de fin de año (compensación garantizada)	304,591
vi) Ayuda para despensa (vales)	18,180
vii) Seguro de vida institucional	40,603
viii) Seguro colectivo de retiro	168

(*)	El importe neto puede variar en función de las modificaciones de la tabla de impuestos.

ANEXO 23.2.5. REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL DEL SECRETARIO GENERAL (pesos)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL NETA	130,684
Impuesto sobre la renta retenido y deducciones de seguridad social	57,295
Percepción bruta mensual	187,979
a) Sueldos y salarios:	187,979
i) Sueldo base	31,000
ii) Compensación garantizada	156,979

(*)	El importe neto puede variar en función de las modificaciones de la tabla de impuestos.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3. CÁMARA DE DIPUTADOS

ANEXO 23.3.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios	Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
CÁMARA DE DIPUTADOS
Personal operativo de confianza
0	6,972		8,348		15,320
00	8,620		8,214		16,834
2	10,464		11,460		21,924
3	10,538		11,606		22,143
4	10,743		11,654		22,397
5	10,969		11,745		22,714
6	11,116		11,797		22,913
7	11,906		11,819		23,725
8	12,446		11,803		24,249
9	13,046		11,821		24,867
10	13,890		12,040		25,930
11	15,988		12,070		28,058
12	17,309		12,083		29,393
13	19,594		12,034		31,628
14	20,227		12,047		32,274

Personal de base
2	10,464		12,634		23,097
3	10,538		12,830		23,367
4	10,743		12,899		23,642
5	10,969		13,026		23,995
6	11,116		13,099		24,215
7	11,906		13,144		25,050
8	12,446		13,131		25,577
9	13,046		13,163		26,209
10	13,890		13,468		27,358
11	15,988		13,498		29,486
12	17,309		13,489		30,798
13	19,594		13,444		33,038

Personal de base sindicalizado
2	10,464		18,528		28,991
3	10,538		18,720		29,258
4	10,743		18,782		29,525
5	10,969		18,899		29,869
6	11,116		18,967		30,082
7	11,906		18,989		30,894
8	12,446		18,961		31,407
9	13,046		18,976		32,022
10	13,890		19,249		33,139
11	15,988		19,230		35,219
12	17,309		19,221		36,531
13	19,594		19,176		38,770
14	20,227		19,199		39,426
15	20,236		19,204		39,441
16	21,753		19,169		40,921
17	22,666		19,149		41,814
18	24,725		19,020		43,745

Los importes señalados en cada rubro, corresponden al tabulador para el ejercicio 2024 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
CÁMARA DE DIPUTADOS
Personal operativo de confianza
0		7,468		9,180		16,648
00		9,316		9,180		18,496
2		11,401		13,568		24,969
3		11,489		13,759		25,248
4		11,733		13,837		25,570
5		12,003		13,971		25,974
6		12,177		14,050		26,227
7		13,122		14,137		27,259
8		13,780		14,146		27,926
9		14,511		14,200		28,711
10		15,542		14,521		30,063
11		18,210		14,559		32,769
12		19,890		14,586		34,476
13		22,795		14,603		37,398
14		23,600		14,643		38,243

Personal de base
2		11,401		15,060		26,461
3		11,489		15,315		26,804
4		11,733		15,420		27,153
5		12,003		15,600		27,603
6		12,177		15,705		27,882
7		13,122		15,822		28,944
8		13,780		15,834		29,614
9		14,511		15,907		30,418
10		15,542		16,337		31,879
11		18,210		16,388		34,598
12		19,890		16,423		36,313
13		22,795		16,447		39,242

Personal de base sindicalizado
2		11,401		22,555		33,956
3		11,489		22,810		34,299
4		11,733		22,915		34,648
5		12,003		23,095		35,098
6		12,177		23,200		35,377
7		13,122		23,317		36,439
8		13,780		23,329		37,109
9		14,511		23,402		37,913
10		15,542		23,832		39,374
11		18,210		23,883		42,093
12		19,890		23,918		43,808
13		22,795		23,942		46,737
14		23,600		23,995		47,595
15		23,612		24,001		47,613
16		25,540		24,009		49,549
17		26,701		24,016		50,717
18		29,320		24,024		53,344

Los importes señalados en cada rubro, corresponden al tabulador para el ejercicio 2024 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

65 de 125

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.1.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Secretario(a) General		126,837		894		127,731
Secretario(a) de Servicios/Contralor(a) Interno(a)/Coordinador(a)		122,160		894		123,054
Director(a) General	113,813	120,272	894	894	114,707	121,166
Secretario(a) de Enlace		114,807		894		115,701
Director(a) General y Homólogos		113,813		894		114,707
Director(a) de Área y Homólogos	72,911	104,375	921	894	73,832	105,269
Subdirector(a) de Área y Homólogos	49,298	66,234	949	949	50,247	67,183
Jefe(a) de Departamento y Homólogos	33,719	40,985	1,036	949	34,755	41,934

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2024, y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción Neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

ANEXO 23.3.1.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Secretario(a) General		177,148		1,355		178,503
Secretario(a) de Servicios/Contralor(a) Interno(a)/Coordinador(a)		170,062		1,355		171,417
Director(a) General	157,414	167,201	1,355	1,355	158,769	168,556
Secretario(a) de Enlace		158,921		1,355		160,276
Director(a) General y Homólogos		157,414		1,355		158,769
Director(a) de Área y Homólogos	96,321	143,115	1,355	1,355	97,676	144,470
Subdirector(a) de Área y Homólogos	62,522	86,715	1,355	1,355	63,877	88,070
Jefe(a) de Departamento y Homólogos	41,026	50,645	1,355	1,355	42,381	52,000

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2024, y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.2.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza
8E		12,312		11,775		24,088
9E		13,792		11,720		25,512
10E		16,279		11,908		28,187
12E		21,516		11,797		33,313
13E		21,838		11,796		33,634
14E		24,723		11,719		36,442
15E		34,036		7,704		41,740

Los importes señalados en cada rubro, corresponden al tabulador para el ejercicio 2024 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.2.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza
8E		13,617		14,103		27,720
9E		15,420		14,112		29,532
10E		18,579		14,354		32,933
12E		25,239		14,363		39,602
13E		25,649		14,372		40,021
14E		29,317		14,375		43,692
15E		41,440		9,180		50,620

Los importes señalados en cada rubro, corresponden al tabulador para el ejercicio 2024 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.2.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Jefe(a) de la Unidad		122,160		894		123,054
Director(a)de Área		113,813		894		114,707
Secretario(a) Técnico(a)		75,586		921		76,507
Subdirector(a) de Área		69,480		949		70,429
Coordinador(a)		60,799		949		61,748
Especialista		44,421		949		45,370

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2024, y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

67 de 125

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.3.2.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Jefe(a) de la Unidad		170,062		1,355		171,417
Director(a)de Área		157,414		1,355		158,769
Secretario(a) Técnico(a)		100,254		1,355		101,609
Subdirector(a) de Área		91,353		1,355		92,708
Coordinador(a)		78,952		1,355		80,307
Especialista		55,554		1,355		56,909

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2024, y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.3.A. LÍMITES DE LA PERCEPCION ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS (OPERATIVO DE CONFIANZA)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza Canal del Congreso
9		13,046		11,971		25,017
10		13,890		12,190		26,080
11		15,988		12,220		28,208
12		17,309		12,233		29,542
13		19,594		12,184		31,778
14		20,227		12,197		32,424

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2024 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.3.B. LÍMITES DE LA PERCEPCION ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS (OPERATIVO DE CONFIANZA)

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza Canal del Congreso
9		14,511		14,350		28,861
10		15,542		14,671		30,213
11		18,210		14,709		32,919
12		19,890		14,736		34,626
13		22,795		14,753		37,548
14		23,600		14,793		38,393

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2024 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.3.C. LÍMITES DE LA PERCEPCION ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS (MANDOS Y HOMÓLOGOS)

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total

Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Director(a) General del Canal del Congreso		120,272		894		121,166
Director(a) de Área		104,375		894		105,269
Homólogo a Director(a) de Área		104,375		894		105,269
Homólogo a Jefe(a) de Departamento		40,985		949		41,934

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2024 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.3.D. LÍMITES DE LA PERCEPCION ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS (MANDOS Y HOMÓLOGOS)

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Director(a) General del Canal del Congreso		167,201		1,355		168,556
Director(a) de Área		143,115		1,355		144,470
Homólogo a Director(a) de Área		143,115		1,355		144,470
Homólogo a Jefe(a) de Departamento		50,645		1,355		52,000

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas para el ejercicio 2024 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.4. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DIPUTADO(A) FEDERAL (pesos)

Remuneración recibida 2024
REMUNERACIÓN TOTAL ANUAL NETA (RTA) (1)	1,193,485
Impuesto sobre la renta retenido (2)	380,284
Percepción Bruta Anual	1,573,769
I. Percepciones Ordinarias:	1,573,769
a) Sueldos y salarios:	1,264,536

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

i) Sueldo Base (3)	1,264,536
ii) Compensación Garantizada	—
b) Prestaciones:	309,233
i) Aportaciones a seguridad social	78,737
ii) Ahorro solidario (art. 100 ISSSTE)	25,405
iii) Prima vacacional	—
iv) Aguinaldo	140,504
v) Aguinaldo	—
vi) Prima quincenal	—
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	—
ix) Seguro colectivo de retiro	—
x) Seguro de gastos médicos mayores	—
xi) Seguro de separación individualizado	—
xii) Apoyo económico para la adquisición de vehículo	—
xiii) Otras prestaciones (4)	64,587
II. Percepciones extraordinarias:	—
a) Pago por riesgo y potencialización de seguro de vida	—

Las remuneraciones de los servidores públicos, podrán en su caso, si existen recursos presupuestales, actualizarse conforme a la política salarial del Ejecutivo Federal.

(1)	Corresponde a las percepciones 2024.
(2)	Conforme lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.
(3)	Dieta
(4)	Prestación I.S.R. de aguinaldo.

ANEXO 23.4. AUDITORÍA SUPERIOR DE LA FEDERACIÓN

ANEXO 23.4.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Auditor Superior de la Federación		134,645		34,892		169,537
Auditor Especial		133,413		34,622		168,035
Titular de Unidad		132,180		34,357		166,537
Director General y Homólogos	129,426	130,948	30,130	34,092	159,556	165,040
Director General Adjunto	114,977	118,626	27,291	31,305	142,268	149,931
Director de Área y Homólogos	108,870	110,840	25,673	29,163	134,543	140,003
Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	86,001	97,818	21,464	26,392	107,465	124,210
Subdirector de Área y Homólogos	68,804	73,704	17,949	20,966	86,753	94,670
Jefe de Departamento y Homólogos	50,189	53,298	14,380	16,527	64,569	69,825
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	31,686	32,958	14,898	19,425	46,584	52,383
Coordinador de Auditores Jurídicos	31,686	32,958	14,898	19,425	46,584	52,383
Coordinador de Auditores Administrativos	31,686	32,958	14,898	19,425	46,584	52,383
Auditor de Fiscalización “A”	27,944	29,053	14,605	19,374	42,549	48,427
Auditor Jurídico “A”	27,944	29,053	14,605	19,374	42,549	48,427
Auditor Administrativo “A”	27,944	29,053	14,605	19,374	42,549	48,427

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Auditor de Fiscalización “B”	22,648	26,043	14,410	19,185	37,058	45,228
Auditor Jurídico “B”	22,648	26,043	14,410	19,185	37,058	45,228
Auditor Administrativo “B”	22,648	26,043	14,410	19,185	37,058	45,228
Coordinador de Analistas “A”		24,578		18,427		43,005
Secretaria Particular “A”		32,259		20,423		52,682
Operador Supervisor “A”	25,177	27,669	16,382	22,709	41,559	50,378
Secretaria Particular “B”		25,839		20,813		46,652
Operador Supervisor “B”		22,887		23,016		45,903
Operador Supervisor “C”		21,281		23,016		44,297
Supervisor de Área Administrativa		19,934		23,017		42,951
Supervisor de Área Técnica		19,934		23,017		42,951
Operador Supervisor “D”		19,934		23,017		42,951
Vigilante de la ASF		19,934		23,017		42,951
Secretaria Director de Área		17,448		22,314		39,762
Personal Operativo de Base
Técnico Superior		13,385		32,658		46,043
Coordinador de Proyectos Especiales		13,247		32,589		45,836
Jefe de Sección de Especialistas Hacendarios		12,847		32,358		45,205
Analista Especializado en Proyectos		12,055		32,088		44,143
Especialista Técnico		11,617		31,902		43,519
Especialista en Proyectos Técnicos		11,166		31,722		42,888
Especialista Hacendario		10,743		31,561		42,304
Técnico Medio		10,301		31,387		41,688
Analista Contable		9,824		31,230		41,054
Técnico Contable		9,343		31,077		40,420
Técnico Medio Contable		8,862		30,925		39,787
Auxiliar Técnico Contable		8,386		30,771		39,157

1.-	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
3.-	No se consideran las actualizaciones anuales de sueldo al personal de mando, las cuales serán dadas a conocer por la SHCP.
4.-	No se considera el incremento en la medida de fin de año para el personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
5.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de base, en términos del Reglamento Interior de las Condiciones Generales de Trabajo de la Contaduría Mayor de Hacienda, para el presente ejercicio fiscal.

6.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de confianza, en términos del Lineamiento para el Otorgamiento de Estímulos y Gratificación, para el presente ejercicio fiscal.

7.-	En el ejercicio de los importes aquí señalados, se estará a lo establecido en las disposiciones aplicables, incluida la Ley Federal de Remuneraciones de los Servidores Públicos.

ANEXO 23.4.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Auditor Superior de la Federación		189,126		48,120		237,246
Auditor Especial		187,261		47,727		234,988
Titular de Unidad		185,396		47,334		232,730
Director General y Homólogos	181,194	183,530	41,042	46,942	222,236	230,472
Director General Adjunto	159,319	164,878	36,869	42,840	196,188	207,718
Director de Área y Homólogos	150,076	153,094	34,689	39,868	184,765	192,962
Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	115,712	133,390	28,409	35,720	144,121	169,110
Subdirector de Área y Homólogos	90,518	97,693	23,314	27,714	113,832	125,407
Jefe de Departamento y Homólogos	63,977	68,449	17,973	21,066	81,950	89,515
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	38,368	40,031	17,442	24,059	55,810	64,090

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Coordinador de Auditores Jurídicos	38,368	40,031	17,442	24,059	55,810	64,090
Coordinador de Auditores Administrativos	38,368	40,031	17,442	24,059	55,810	64,090
Auditor de Fiscalización “A”	33,475	34,925	17,112	23,588	50,587	58,513
Auditor Jurídico “A”	33,475	34,925	17,112	23,588	50,587	58,513
Auditor Administrativo “A”	33,475	34,925	17,112	23,588	50,587	58,513
Auditor de Fiscalización “B”	26,679	30,995	16,782	23,148	43,461	54,143
Auditor Jurídico “B”	26,679	30,995	16,782	23,148	43,461	54,143
Auditor Administrativo “B”	26,679	30,995	16,782	23,148	43,461	54,143
Coordinador de Analistas “A”		29,133		22,243		51,376
Secretaria Particular “A”		39,116		25,578		64,694
Operador Supervisor “A”	29,894	33,115	19,337	28,099	49,231	61,214
Secretaria Particular “B”		30,736		25,346		56,082
Operador Supervisor “B”		26,983		27,929		54,912
Operador Supervisor “C”		24,940		27,872		52,812
Supervisor de Área Administrativa		23,228		27,824		51,052
Supervisor de Área Técnica		23,228		27,824		51,052
Operador Supervisor “D”		23,228		27,824		51,052
Vigilante de la ASF		23,228		27,824		51,052
Secretaria de Director de Área		20,067		26,909		46,976
Personal Operativo de Base
Técnico Superior		14,924		38,278		53,202
Coordinador de Proyectos Especiales		14,756		38,183		52,939
Jefe de Sección de Especialistas Hacendarios		14,269		37,873		52,142
Analista Especializado en Proyectos		13,304		37,483		50,787
Especialista Técnico		12,774		37,221		49,995
Especialista en Proyectos Técnicos		12,237		36,956		49,193
Especialista Hacendario		11,734		36,717		48,451
Técnico Medio		11,207		36,461		47,668
Analista Contable		10,667		36,196		46,863
Técnico Contable		10,128		35,930		46,058
Técnico Medio Contable		9,588		35,665		45,253
Auxiliar Técnico Contable		9,054		35,399		44,453

1.-	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
3.-	No se consideran las actualizaciones anuales de sueldo al personal de mando, las cuales serán dadas a conocer por la SHCP.
4.-	No se considera el incremento en la medida de fin de año para el personal operativo de confianza y base, el cual será dado a conocer por la SHCP.
5.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de base, en términos del Reglamento Interior de las Condiciones Generales de Trabajo de la Contaduría Mayor de Hacienda, para el presente ejercicio fiscal.

6.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de confianza, en términos del Lineamiento para el Otorgamiento de Estímulos y Gratificación, para el presente ejercicio fiscal.

7.-	En el ejercicio de los importes aquí señalados, se estará a lo establecido en las disposiciones aplicables, incluida la Ley Federal de Remuneraciones de los Servidores Públicos.

ANEXO 23.4.2.A. LÍMITES DE LA PERCEPCIÓN EXTRAORDINARIA NETA TOTAL (pesos)

Tipos de personal	Plazas	Pago extraordinario anual unitario
		Hasta
Personal de Mando
Auditor Superior de la Federación	1	0
Auditor Especial	4	0
Titular de Unidad	5	0
Director General y Homólogos	43	0
Director General Adjunto	4	0
Director de Área y Homólogos	168	0

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Secretaría General Secretaría de Servicios Parlamentarios

Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	5	0
Subdirector de Área y Homólogos	364	0
Jefe de Departamento y Homólogos	573	0
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	174	71,796
Coordinador de Auditores Jurídicos	28	71,796
Coordinador de Auditores Administrativos	91	71,796
Auditor de Fiscalización “A”	241	64,625
Auditor Jurídico “A”	86	64,625
Auditor Administrativo “A”	130	64,625
Auditor de Fiscalización “B”	151	60,163
Auditor Jurídico “B”	3	60,163
Auditor Administrativo “B”	53	60,163
Coordinador de Analistas “A”	1	59,299
Secretaria Particular “A”	15	70,461
Operador Supervisor “A”	2	65,201
Secretaria Particular “B”	38	58,729
Operador Supervisor “B”	8	36,221
Operador Supervisor “C”	19	36,423
Supervisor de Área Administrativa	76	35,876
Supervisor de Área Técnica	11	35,876
Operador Supervisor “D”	8	35,876
Vigilante de la ASF	16	35,876
Secretaria Director de Área	1	33,437
Personal Operativo de Base
Técnico Superior	37	33,675
Coordinador de Proyectos Especiales	7	33,537
Jefe de Sección de Especialistas Hacendarios	7	33,135
Analista Especializado en Proyectos	6	32,355
Especialista Técnico	7	31,923
Especialista en Proyectos Técnicos	7	31,484
Especialista Hacendario	4	31,075
Técnico Medio	12	30,654
Analista Contable	26	30,226
Técnico Contable	36	29,797
Técnico Medio Contable	41	29,369
Auxiliar Técnico Contable	51	28,945

1.-	Los límites de percepción extraordinaria neta total, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.

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ANEXO 23.4.2.B. PERCEPCIONES EXTRAORDINARIAS BRUTAS MENSUALES (pesos)

Tipos de personal	Plazas	Pago extraordinario bruto mensual
		Hasta
Personal de Mando
Auditor Superior de la Federación	1	—
Auditor Especial	4	—
Titular de Unidad	5	—
Director General y Homólogos	43	—
Director General Adjunto	4	—
Director de Área y Homólogos	168	—
Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	5	—
Subdirector de Área y Homólogos	364	—
Jefe de Departamento y Homólogos	573	—
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	174	8,547
Coordinador de Auditores Jurídicos	28	8,547
Coordinador de Auditores Administrativos	91	8,547
Auditor de Fiscalización “A”	241	7,693
Auditor Jurídico “A”	86	7,693
Auditor Administrativo “A”	130	7,693
Auditor de Fiscalización “B”	151	7,036
Auditor Jurídico “B”	3	7,036
Auditor Administrativo “B”	53	7,036
Coordinador de Analistas “A”	1	6,718
Secretaria Particular “A”	15	8,388
Operador Supervisor “A”	2	7,762
Secretaria Particular “B”	38	6,992
Operador Supervisor “B”	8	4,222
Operador Supervisor “C”	19	4,052
Supervisor de Área Administrativa	76	3,909
Supervisor de Área Técnica	11	3,909
Operador Supervisor “D”	8	3,909
Vigilante de la ASF	16	3,909
Secretaria Director de Área	1	3,643
Personal Operativo de Base
Técnico Superior	37	3,669
Coordinador de Proyectos Especiales	7	3,654
Jefe de Sección de Especialistas Hacendarios	7	3,610
Analista Especializado en Proyectos	6	3,525
Especialista Técnico	7	3,478
Especialista en Proyectos Técnicos	7	3,431
Especialista Hacendario	4	3,386
Técnico Medio	12	3,340
Analista Contable	26	3,293
Técnico Contable	36	3,247
Técnico Medio Contable	41	3,200
Auxiliar Técnico Contable	51	3,154

1.-	Las percepciones extraordinarias brutas mensuales, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y base, el cual será dado a conocer por la SHCP.

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ANEXO 23.4.3. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN (pesos)

AUDITOR SUPERIOR DE LA FEDERACIÓN	Remuneración Total	ISR	Remuneración Neta	Mensual neta
REMUNERACIÓN TOTAL ANUAL NETA (RTA) 1/	2,034,436	—	2,034,436	169,536
Impuesto sobre la renta retenido 2/	812,515	—	—	—
Percepción bruta anual	2,846,951	812,515	2,034,436	169,536
I. Percepciones ordinarias:	2,846,951	812,515	2,034,436	169,536
a) Sueldos y salarios:	2,269,515	653,780	1,615,735	134,645
i) Sueldo base	531,683	153,162	378,521	31,543
ii) Compensación garantizada	1,737,832	500,618	1,237,214	103,101
b) Prestaciones:	577,436	158,735	418,701	34,892
i) Aportaciones a seguridad social	78,737	—	78,737	6,561
ii) Prima vacacional	63,042	20,881	42,161	3,513
iii) Aguinaldo (sueldo base)	89,132	29,198	59,934	4,995
iv) Gratificación de fin de año (compensación garantizada)	297,065	102,123	194,942	16,245
v) Prima quinquenal (antigüedad)	4,500	1,296	3,204	267
vi) Ayuda para despensa	18,180	5,237	12,943	1,079
vii) Seguro de vida institucional	26,780	—	26,780	2,232
viii) Seguro de gastos médicos mayores	—	—	—	—
ix) Seguro de separación individualizado	—	—	—	—
x) Revisión Médica	—	—	—	—
xi) Vales de Despensa	—	—	—	—
II. Percepciones extraordinarias:	—	—	—	—
a) Estímulo por Resultado de la Evaluación del Desempeño	—	—	—	—

1/	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2/	No se consideran las actualizaciones anuales de sueldo, las cuales serán dadas a conocer por la SHCP.
3/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

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ANEXO 23.5. SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

ANEXO 23.5.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

(cifras en pesos)

PODER JUDICIAL DE LA FEDERACIÓN

SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS

(cifras en pesos)

	NIVEL	SUELDOS Y SALARIOS
		Mínimo		Medio		Máximo
PUESTO		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
MINISTRO	1					190,973	137,084
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO GENERAL DE LA PRESIDENCIA, COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA, OFICIAL MAYOR, CONTRALOR	2					169,062	122,622
COORDINADOR	3					168,090	121,981
SUBSECRETARIO GENERAL DE ACUERDOS	4					167,184	121,383
DIRECTOR GENERAL, TITULAR DE UNIDAD GENERAL, SECRETARIO DE LA SECCION DE TRAMITE DE CONTROVERSIAS CONSTITUCIONALES Y DE ACCIONES DE INCONSTITUCIONALIDAD, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR DE PONENCIA, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR	5					166,400	120,866
SECRETARIO DE ACUERDOS DE SALA	6					165,192	120,068
SECRETARIO DE ESTUDIO Y CUENTA (DE PONENCIA), SECRETARIO DE ESTUDIO Y CUENTA, SECRETARIO DE COMITÉS DE MINISTRAS Y MINISTROS	7	158,408	115,591			164,014	119,291
SECRETARIO DE ENLACE Y COORDINACIÓN SECRETARIO PARTICULAR DE MANDO SUPERIOR	8	146,344	107,628	151,147	110,799	157,662	115,099
SECRETARIO DE ESTUDIO Y CUENTA ADJUNTO	9	121,683	91,213	135,037	100,166	141,394	104,361
SUBDIRECTOR GENERAL	10	130,111	96,915			152,717	111,835
ASESOR, COORDINADOR ADMINISTRATIVO I, DICTAMINADOR I, SECRETARIO AUXILIAR I	11	115,500	87,009	130,944	97,465	152,717	111,835
SECRETARIO DE SEGUIMIENTO DE COMITÉS	12	117,357	88,272			152,717	111,835
INVESTIGADOR JURISPRUDENCIAL	13	119,907	89,612	130,111	96,915	141,674	104,546
SUBSECRETARIO DE ACUERDOS DE SALA	14					115,500	86,615
SECRETARIO AUXILIAR DE PONENCIA	15	76,911	59,839	89,687	68,782	106,729	80,490
DIRECTOR DE AREA, SECRETARIO AUXILIAR DE SEGUIMIENTO DE COMITES SECRETARIO AUXILIAR DE COMITÉS DE MINISTRAS Y MINISTROS	16	54,546	44,177	76,911	59,839	106,729	80,490
COORDINADOR ADMINISTRATIVO II, DICTAMINADOR II, SECRETARIO AUXILIAR II	17	54,546	44,177	68,315	53,819	85,826	66,079

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Secretaría General Secretaría de Servicios Parlamentarios

PODER JUDICIAL DE LA FEDERACIÓN

SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS

(cifras en pesos)

	NIVEL	SUELDOS Y SALARIOS
		Mínimo		Medio		Máximo
PUESTO		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
SECRETARIO AUXILIAR DE ACUERDOS	18	54,546	44,177	68,315	53,819	85,766	66,037
ACTUARIO	19	48,503	39,798	52,845	42,984	60,990	48,685
ASISTENTE DE GESTIÓN Y SEGUIMIENTO	20	39,814	33,153	48,503	39,798	60,358	48,246
SUBDIRECTOR DE AREA	21	56,439	45,503			62,476	49,728
ASISTENTE DE MANDO SUPERIOR	22	44,695	37,229			46,717	38,808
JEFE DE DEPARTAMENTO, AYUDANTE DE COMEDOR	23					54,899	44,422
TAQ. JUDICIAL PARLAMENTARIA	24	40,492	34,034	47,716	39,612	53,860	44,225
PROFESIONAL OPERATIVO	25	34,908	29,816	42,526	35,589	53,860	44,225
AUXILIAR DE MANDOS MEDIOS	26	43,737	36,569	45,398	37,839	48,260	40,028
SECRETARIA	27	21,297	19,022	30,881	26,635	44,015	36,728
TECNICO EN SEGURIDAD	28	24,399	21,482	34,935	29,837	44,009	36,726
TECNICO OPERATIVO	29	21,297	19,022	34,970	29,864	44,009	36,726
CHOFER DE SERVICIOS	30	19,646	17,766	30,870	26,631	44,009	36,726
TECNICO EN PREVISION SOCIAL, TECNICO EN ALIMENTOS	31	19,646	17,766	30,798	26,593	44,009	36,726
TECNICO ADMINISTRATIVO	32	21,297	19,022	35,058	29,932	40,492	34,034
OFICIAL DE SERVICIOS	33	17,589	16,108	19,646	17,766	21,297	19,022

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ANEXO 23.5.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

(cifras en pesos)

PODER JUDICIAL DE LA FEDERACIÓN

SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS

(cifras en pesos)

PUESTO	NIVEL	AGUINALDO - PRIMA VACACIONAL						PAGO POR RIESGO		ASIGNACIONES ADICIONALES
		Mínimo		Medio		Máximo				Mínimo		Medio		Máximo
		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
MINISTRO	1					435,962	287,568
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO GENERAL DE LA PRESIDENCIA, COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA, OFICIAL MAYOR, CONTRALOR	2					381,228	252,134							169,062	111,581
COORDINADOR	3					380,994	251,991							168,090	110,939
SUBSECRETARIO GENERAL DE ACUERDOS	4					380,537	251,702							167,184	110,341
DIRECTOR GENERAL, TITULAR DE UNIDAD GENERAL, SECRETARIO DE LA SECCION DE TRAMITE DE CONTROVERSIAS CONSTITUCIONALES Y DE ACCIONES DE INCONSTITUCIONALIDAD, SECRETARIO DE ESTUDIO V CUENTA COORDINADOR DE PONENCIA, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR	5					378,656	250,485							166,400	109,824
SECRETARIO DE ACUERDOS DE SALA	6					376,948	249,385							165,192	109,027
SECRETARIO DE ESTUDIO Y CUENTA (DE PONENCIA), SECRETARIO DE ESTUDIO Y CUENTA, SECRETARIO DE COMITÉS DE MINISTRAS Y MINISTROS	7	360,189	238,536			374,121	247,555			158,408	104,549			164,014	108,249
SECRETARIO DE ENLACE Y COORDINACION SECRETARIO PARTICULAR DE MANDO SUPERIOR	8	333,180	228,479	344,638	221,063	358,877	237,689			146,344	96,587	151,147	99,757	157,662	104,057
SECRETARIO DE ESTUDIO Y CUENTA ADJUNTO	9	273,955	182,749	304,629	202,578	320,891	213,108			121,683	80,449	135,037	89,124	141,394	93,320
SUBDIRECTOR GENERAL	10	294,122	195,782			348,537	231,003			130,111	85,873	130,111	85,873	152,717	100,793
ASESOR, COORDINADOR ADMINISTRATIVO I, DICTAMINADOR I, SECRETARIO AUXILIAR I	11	258,252	172,633	296,221	197,143	348,537	231,003			115,500	76,493	130,944	86,423	152,717	100,793
SECRETARIO DE SEGUIMIENTO DE COMITÉS	12	263,553	176,057			348,537	231,003			117,357	77,681			152,717	100,793
INVESTIGADOR JURISPRUDENCIAL	13	268,795	179,365	294,122	195,782	321,111	213,248			119,907	79,288	130,111	85,873	141,674	93,505
SUBSECRETARIO DE ACUERDOS DE SALA	14					258,290	172,608							346,501	229,404
SECRETARIO AUXILIAR DE PONENCIA	15	167,953	114,709	197,812	133,732	238,582	159,932			230,734	156,401	269,061	180,164	320,187	212,533
DIRECTOR DE AREA, SECRETARIO AUXILIAR DE SEGUIMIENTO DE COMITES SECRETARIO AUXILIAR DE COM ITÉS DE MINISTRAS Y MINISTROS	16	113,706	79,581	167,953	114,709	238,582	159,932			163,639	113,734	230,734	156,401	320,187	212,533
COORDINADOR ADMINISTRATIVO II, DICTAMINADOR II, SECRETARIO AUXILIAR I	17	113,706	79,581	147,264	101,364	188,490	127,785			163,639	113,734	204,945	140,411	257,477	172,982
SECRETARIO AUXILIAR DE ACUERDOS	18	113,706	79,581	147,264	101,364	188,346	127,694			163,639	113,734	204,945	140,411	257,298	172,871
ACTUARIO	19	98,960	70,303	109,665	76,960	129,327	89,719			145,509	102,207	158,536	110,365	182,970	126,491
ASISTENTE DE GESTIÓN Y SEGUIMIENTO	20	77,869	57,212	98,960	70,303	128,125	88,945			119,443	85,739	145,509	102,207	181,075	125,241
SUBDIRECTOR DE AREA	21	118,276	82,547			133,237	92,262			169,318	117,482			187,427	129,434
ASISTENTE DE MANDO SUPERIOR	22	90,158	65,134			94,645	67,915			134,084	95,323			140,152	99,204
JEFE DE DEPARTAMENTO, AYUDANTE DE COMEDOR	23					114,624	80,178							164,698	114,432
TAQ. JUDICIAL PARLAMENTARIA	24	81,522	59,815	97,970	70,061	113,178	79,328			121,477	87,331	143,149	101,141	161,579	112,480
PROFESIONAL OPERATIVO	25	67,279	50,276	86,439	62,931	113,178	79,328			104,723	76,732	127,578	91,206	161,579	112,480
AUXILIAR DE MANDOS MEDIOS	26	88,281	64,048	92,345	66,567	99,245	70,836			131,210	93,557	136,193	96,722	144,781	102,177
SECRETARIA	27	36,970	29,797	58,461	44,431	90,039	65,166			63,891	49,692	92,643	69,269	132,044	94,043
TECNICO EN SEGURIDAD	28	43,773	34,594	67,453	50,398	90,006	65,146			73,197	56,614	104,806	76,785	132,028	94,035
TECNICO OPERATIVO	29	36,970	29,797	67,569	50,478	90.006	65,146			63,891	49,692	104,910	76,851	132,028	94,035
CHOFER DE SERVICIOS	30	33,080	26,849	58,390	44,383	90,006	65,146			58,939	46,024	92,610	69,254	132,028	94,035
TECNICO EN PREVISION SOCIAL, TECNICO EN ALIMENTOS	31	33,080	26,849	58,021	44,139	90,006	65,146			58,939	46,024	92,395	69,144	132,028	94,035
TECNICO ADMINISTRATIVO	32	36,970	29,797	67,370	50,331	81,522	59,815			63,891	49,692	105,175	77,020	121,477	87,331
OFICIAL DE SERVICIOS	33	28,799	23,665	33,080	26,849	36,970	29,797			52,766	41,526	58,939	46,024	63,891	49,692

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.5.3. REMUNERACIÓN NOMINAL ANUAL DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

REMUNERACIÓN NOMINAL ANUAL 2025 DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN DE CONFORMIDAD CON EL ARTÍCULO 7o. TRANSITORIO DEL DECRETO POR EL QUE SE REFORMAN, ADICIONAN Y DEROGAN DIVERSAS DISPOSICIONES DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, EN MATERIA DE REFORMA DEL PODER JUDICIAL. (cifras en pesos)

PODER JUDICIAL DE LA FEDERACIÓN

SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

REMUNERACIÓN NOMINAL ANUAL 2025 DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN DE CONFORMIDAD CON EL ARTÍCULO 7o. TRANSITORIO DEL DECRETO POR EL QUE SE REFORMAN, ADICIONAN Y DEROGAN DIVERSAS DISPOSICIONES DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, EN MATERIA DE REFORMA DEL PODER JUDICIAL.

Pesos

MINISTRO
REMUNERACIÓN NOMINAL ANUAL NETA	2,064,384
Impuesto sobre la renta retenido	802,816
REMUNERACIÓN NOMINAL ANUAL BRUTA	2,867,200
a) Sueldos y salarios:	2,291,677
i) Sueldo base	635,616
ii) Compensación garantizada o de apoyo	1,581,661
iii) Prestaciones de previsión social e inherentes al cargo	74,400
b) Prestaciones:	575,523
i) Aportaciones a seguridad social	N/A
ii) Ahorro solidario (Art. 100 Ley del ISSSTE)	N/A
iii) Prima vacacional	61,591
iv) Aguinaldo (sueldo base y compensación garantizada)	374,371
v) Gratificación de fin de año (comp. Garantizada)	N/A
vi) Prima quinquenal (antigüedad)	N/A
vii) Ayuda de despensa	N/A
viii) Seguro de vida institucional	19,069
ix) Seguro colectivo de retiro	N/A
x) Seguro de gastos médicos mayores	53,302
xi) Seguro de separación individualizado	67,190
xii) Apoyo económico para adquisición de vehículo	N/A
xiii) Estímulo por antigüedad	0
xiv) Estímulo día de la madre / padre	N/A
c) Pago por riesgo	N/A

N/A: No aplicable.

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ANEXO 23.6. CONSEJO DE LA JUDICATURA FEDERAL

ANEXO 23.6.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DEL

CONSEJO DE LA JUDICATURA FEDERAL (cifras en pesos)

PRESUPUESTO ANALÍTICO DE PLAZAS DEL CONSEJO DE LA JUDICATURA FEDERAL

SUELDOS Y SALARIOS MENSUAL NETO

(cifras en pesos)

DESCRIPCIÓN	NIVEL	PERCEPCIONES NETAS
		SUELDOS Y SALARIOS
		Mínimo	Medio	Máximo
CONSEJERA/ CONSEJERO	2			204,923
TITULAR DE ORGANO AUXILIAR	3			122,649
VISITADORA/ VISITADOR JUDICIAL A	6			122,104
MAGISTRADA/ MAGISTRADO DE CIRCUITO	6			152,531
TITULAR DE UNIDAD	6A			122,655
VOCAL, SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO, COORDINADORA/ COORDINADOR GENERAL DE PLANEACION INSTITUCIONAL SECRETARÍA/ SECRETARIO GENERAL DE LA PRESIDENCIA DEL CONSEJO DE LA JUDICATURA FEDERAL	6B			122,615
COORDINADORA ACADÉMICA/ COORDINADOR ACADEMICO, COORDINADORA/ COORDINADOR DE SEGURIDAD	7A			122,397
JUEZA/ JUEZ DE DISTRITO	7			139,210
SECRETARIA TÉCNICA COORDINADORA/ SECRETARIO TÉCNICO COORDINADOR DE PONENCIA DE CONSEJERA(O)	8A			122,078
DIRECTORA/ DIRECTOR GENERAL, COORDINADORA/ COORDINADOR GENERAL COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL	8			122,245
SECRETARIA TÉCNICA/ SECRETARIO TECNCO DE PONENCIA DE CONSEJERA(O)	9B	111,493	118,438
SECRETARIA TÉCNICA AA/ SECRETARIO TÉCNICO AA DE COMISION PERMANENTE	9C	107,799	113,603
TITULAR DE UNIDAD ADMINISTRATIVA	9		113,853
VlSlTADORA/ VISITADOS JUDICIAL B	10		112,235
REPRESENTANTE DEL CJF ANTE LA COMISION DE CONFLICTOS LABORALES DEL PJF, REPRESENTANTE DEL SINDICATO DE TRABAJADORES DEL PJF ANTE LA COMISION DE CONFLICTOS LABORALES DEL PJF, SECRETARIA TÉCNICA A/ SECRETARA TÉCNICO A	11	97,684		105,316
COORDINADORA/ COORDINADOR DE ÁREAS, ADMINISTRADORA/ ADMINISTRADOR REGIONAL A, ADMINISTRADORA/ ADMINISTRADOR DE CENTRO DE JUSTICIA PENAL FEDERAL	12	81,903	87,764	93,729
RESPONSABLE DE ARCHIVOS JUDICIALES	12A			81,031
SECRETARIA/ SECRETARIO DE TRIBUNAL, ASISTENTE DE CONSTANCIAS Y REGISTRO DE TRIBUNAL DE ALZADA, DELEGADA/ DELEGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE TRIBUNAL	13A			78,673
EVALUADORA/ EVALUADOR	13B			76,225
ASISTENTE DE CONSTANCIAS Y REGISTRO DE JUEZA/ JUEZ DE CONTROL O JUEZA/ JUEZ DE ENJUICIAMIENTO, SECRETARIA/ SECRETARIO DE JUZGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE JUZGADO, SECRETARIA/ SECRETARIO DE INSTRUCCION DE LOS JUZGADOS LABORALES	13C			72,749
SUPERVISORA/ SUPERVISOR, DIRECTORA/ DIRECTOR DE ÁREA, SECRETARIA/ SECRETARIO DE APOYO B	13			70,056
ADMINISTRADORA/ ADMINISTRADOR REGIONAL	14		56,905	70,056
SECRETARIA/ SECRETARIO DE LA, COMISIÓN DE CONFLICTOS LABORALES DEL PJF, ASESORA ESPECIALIZADA/ ASESOR ESPECIALIZADO, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO	15			67,256
SECRETARIA/ SECRETARIO PARTICULAR COOROINADORA/ COORDINADOR DE GESTIÓN	16			66,776
DEFENSORA PÚBLICA/ DEFENSOR PÚBLICO ASESORA JURÍDICA/ ASESOR JURÍDICO	16A			64,150
ASESORA/ ASESOR COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO DE PROYECTOS LIDERESA/ LIDER DE PROYECTO, COORDINADORA TECNICA/ COORDINADOR TECNICO, DIRECTORA/ DIRECTOR DE CENOI	20	49,255	53,666	56,905
DELEGADA ADMINISTRATIVA/ DELEGADO ADMINISTRATIVO	20A		42,764	49,255
COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN Y RESGUARDADO DE ARCHIVOS JUDICIALES	21B		40,204	48,761
SUBDRECTORA/ SUBDRECTOR DE AREA JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN A, JEFA/ JEFE DE UNIDAD DE NOTIFICADORES COMÚN, COORDINADORA TÉCNICA A/ COORDINADOR TÉCNICO A, ACTUARIA/ ACTUARIO JUDICIAL, ACTUARIA/ ACTUARIO DE LA COM, CONF, LAB, PJF, PERITA/ PERITO MÉDICO	21	38,788	42,764	47,097
SECRETARIA/ SÉCRETARIO PARTICULAR DE MAGISTRADA/ MAGISTRADO DE CIRCUITO, SECRETARIA/ SECRETARIO PARTICULAR DE JUEZA/ JUEZ DE DISTRITO	21A			37,208
COORDINADORA/ COORDINADOR DE ORGANIZACIÓN DE ARCHIVOS JUDICIALES, COORDINADORA/ COORDINADOR DE PROTECCIÓN CIVIL, COORDINADORA/ COORDINADOR DE MANTENIMIENTO DEL CENTRO ARCHIVISTICO JUDCIAL	21C	32,990	33,671	36,820
JEFA/ JEFE DE DEPARTAMENTO, JEFA/ JEFE DE SEGURIDAD REGIONAL, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN B, AUDITTORA/ AUDITOR, DICTAMINADORA/ DICTAMINADOR, COORDINADORA TÉCNICA B/ COORDINADOR TÉCNICO B, COORDINADORA/ COORDINADOR DE AYUDA Y SEGURIDAD	24	33,023	33,217	33,758
COORDINADORA TECNICA ADMINISTRATIVA/ COORDINADOR TECNICO ADMINISTRATIVO	24A		33,264	33,356
PROFESIONAL OPERATIVA/ OPERATIVO	25A	29,808
PROFESIONAL OPERATIVA/ OPERATIVO	25A M2		30,347
SECRETARIA/ SECRETARIO	25B	26,635
TAQUIGRAFA/ TAQUIGRAFO JUDICIAL PARLAMENTARIA(O), TECNICA/ TECNICO DE ENLACE ADMINISTRATIVO OCC, ASISTENTE ADMINISTRATIVA/ ADMINISTRATIVO, TECNICA/ TECNICO DE ENLACE, JEFA/ JEFE DE GRUPO DE SEGURIDAD, OFICIAL JUDICIAL A	25			32,758

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Secretaría General Secretaría de Servicios Parlamentarios

PRESUPUESTO ANALÍTICO DE PLAZAS DEL CONSEJO DE LA JUDICATURA FEDERAL

SUELDOS Y SALARIOS MENSUAL NETO

(cifras en pesos)

DESCRIPCIÓN	NIVEL	PERCEPCIONES NETAS
		SUELDOS Y SALARIOS
		Mínimo	Medio	Máximo
AUXILIAR DE ACTUARIA/ ACTUARIO, NOTIFICADORA/NOTIFICADOR DE UNC AUXILIAR DE SALA, OFICIAL JUDICIAL B	26			30,811
TÉCNICA/ TÉCNICO EN PROTECCIÓN CIVIL OFICIAL JUDICIAL D	27A		21,482	29,806
OFICIAL ADMINISTRATIVA/ ADMINISTRATIVO, OFICIAL DE PARTES, ANALISTA ESPECIALIZADA/ ESPECIALIZADO, TÉCNICA/ TÉCNICO DE VIDEOGRABACIÓN, ENFERMERA ESPECIALIZADA/ ENFERMERO ESPECIALIZADO, EDUCADORA/ EDUCADOR, OFICIAL JUDICIAL C,	27			29,235
TÉCNICA/ TÉCNICO EN SEGURIDAD	28A	21,482	22,870	26,579
SECRETARIA EJECUTIVA A/ SECRETARIO EJECUTIVO A, AUXILIAR DE EDUCACIÓN, CONDUCTORA/ CONDUCTOR DE FUNCIONARIA/ FUNCIONARIO, CONDUCTORA/ CONDUCTOR DE SERVICIOS, OFICIAL DE SEGURIDAD, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS CENDI, TÉCNICA/ TÉCNICO DE SERVICIO A,	28			26,091
TÉCNICA OPERATIVA/ TÉCNICO OPERATIVO	28B	19,022	21,509	24,047
ANALISTA A	29A			21,470
SECRETARIA A/ SECRETARIO A, ANALISTA	29			21,046
TÉCNICA ESPECIALIZADA/ TÉCNICO ESPECIALIZADO, TÉCNICA ADMINISTRATIVA/ TÉCNICO ADMINISTRATIVO, OFICIAL JUDICIAL E	30			20,390
ANALISTA ADMINISTRATIVA/ ADMINISTRATIVO	31			19,685
AUXILIAR DE SERVICIOS GENERALES, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS, TÉCNICA/ TÉCNICO DE SERVICIO B, OFICIAL DE SERVICIOS Y MANTENIMIENTO	32		17,231	18,565
CONDUCTORA/ CONDUCTOR	33A			17,766
OFICIAL DE SERVICIOS	33B		16,108	16,538
OFICIAL JUDICIAL E	34			13,183

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.6.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DEL CONSEJO DE LA JUDICATURA FEDERAL (cifras en pesos)

PRESUPUESTO ANALÍTICO DE PLAZAS DEL CONSEJO DE LA JUDICATURA FEDERAL

AGUINALDO, PRIMA VACACIONAL, PAGO POR RIESGO Y ASIGNACIÓN ADICIONAL NETA

(cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL			PAGO POR RIESGO	ASIGNACIONES ADICIONALES
		Mínimo	Medio	Máximo		Mínimo	Medio	Máximo
CONSEJERA/ CONSEJERO	2			445,466	416,800
TITULAR DE ÓRGANO AUXILIAR	3			257,393				350,839
VISITADORA/ VISITADOR JUDICIAL A	5			256,345				349,504
MAGISTRADA/ MAGISTRADO DE CIRCUITO	6			291,402	474,595
TITULAR DE UNIDAD	6A			251,760				348,607
VOCAL, SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO, COORDINADORA/ COORDINADOR GENERAL DE PLANEACIÓN INSTITUCIONAL, SECRETARIA/ SECRETARIO GENERAL DE LA PRESIDENCIA DEL CONSEJO DE LA JUDICATURA FEDERAL	6B			245,978				346,186
COORDINADORA ACADÉMICA/ COORDINADOR ACADÉMICO, COORDINADORA/ COORDINADOR DE SEGURIDAD	7A			240,097				343,543
JUEZA/ JUEZ DE DISTRITO	7			261,671	424,558
SECRETARIA TÉCNICA COORDINADORA/ SECRETARIO TÉCNICO COORDINADOR DE PONENCIA DE CONSEJERA(O)	8A			233,064				341,209
DIRECTORA/ DIRECTOR GENERAL, COORDINADORA/ COORDINADOR GENERAL, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL	8			225,394				338,955
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO DE PONENCIA DE CONSEJERA(O)	9B	209,344	213,119			315,899	336,733
SECRETARIA TÉCNICA AA/ SECRETARIO TÉCNICO AA DE COMISION PERMANENTE	9C	209,344	209,431			304,817	322,229
TITULAR DE UNIDAD ADMINISTRATIVA	9			207,150				321,735
VISITADORA/ VISITADOR JUDICIAL B	10			219,783				301,603
REPRESENTANTE DEL CJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, REPRESENTANTE DEL SINDICATO DE TRABAJADORES DEL PJF ANTE LA COMISION DE CONFLICTOS LABORALES DEL PJF, SECRETARIA TÉCNICA A/ SECRETARIO TÉCNICO A	11	185,987		200,663		257,065		279,802
COORDINADORA/ COORDINADOR DE ÁREAS, ADMINISTRADORA/ ADMINISTRADOR REGIONAL A, ADMINISTRADORA/ ADMINISTRADOR DE CENTRO DE JUSTICIA PENAL FEDERAL	12	157,278	169,329	180,740		215,098	231,645	248,488
RESPONSABLE DE ARCHIVOS JUDICIALES	12A			160,179				212,635
SECRETARIA/ SECRETARIO DE TRIBUNAL, ASISTENTE DE CONSTANCIAS Y REGISTRO DE TRIBUNAL DE ALZADA, DELEGADA/ DELEGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE TRIBUNAL	13A			150,894				205,978
EVALUADORA/ EVALUADOR	13B			146,267				199,064
ASISTENTE DE CONSTANCIAS Y REGISTRO DE JUEZA/ JUEZ DE CONTROL O JUEZA/ JUEZ DE ENJUICIAMIENTO, SECRETARIA/ SECRETARIO DE JUZGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE JUZGADO, SECRETARIA/ SECRETARIO DE INSTRUCCIÓN DE LOS JUZGADOS LABORALES	13C			138,585				189,555
SUPERVISORA/ SUPERVISOR, DIRECTORA/ DIRECTOR DE ÁREA, SECRETARIA/ SECRETARIO DE APOYO B	13			131,493				182,401
ADMINISTRADORA/ ADMINISTRADOR REGIONAL	14		103,892	131,493			147,457	182,401
SECRETARIA/ SECRETARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, ASESORA ESPECIALIZADA/ ASESOR ESPECIALIZADO, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO	15			125,599				174,959
SECRETARIA/ SECRETARIO PARTICULAR COORDINADORA/ COORDINADOR DE GESTIÓN	16			124,590				173,685
DEFENSORA PÚBLICA/ DEFENSOR PÚBLICO ASESORA JURÍDICA/ ASESOR JURÍDICO	16A			113,871				166,707
ASESORA/ ASESOR COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO DE PROYECTOS LIDERESA/ LÍDER DE PROYECTO, COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO, DIRECTORA/ DIRECTOR DE CENDI	20	87,337	96,862	103,892		126,743	138,850	147,457
DELEGADA ADMINISTRATIVA/ DELEGADO ADMINISTRATIVO	20A		73,345	87,337			108,623	126,743
COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN Y RESGUARDO DE ARCHIVOS JUDICIALES	21B		70,673	88,945			102,632	125,345
SUBDIRECTORA/ SUBDIRECTOR DE ÁREA, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN A, JEFA/ JEFE DE UNIDAD DE NOTIFICADORES COMÚN, COORDINADORA TÉCNICA A/ COORDINADOR TÉCNICO A, ACTUARIA/ ACTUARIO JUDICIAL, ACTUARIA/ ACTUARIO DE LA COM. CONF. LAB. PJF, PERITA/ PERITO MÉDICO	21	66,121	73,345	82,536		99,103	108,623	120,638

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PRESUPUESTO ANALÍTICO DE PLAZAS DEL CONSEJO DE LA JUDICATURA FEDERAL

AGUINALDO, PRIMA VACACIONAL, PAGO POR RIESGO Y ASIGNACIÓN ADICIONAL NETA

(cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL			PAGO POR RIESGO	ASIGNACIONES ADICIONALES
		Mínimo	Medio	Máximo		Mínimo	Medio	Máximo
SECRETARIA/ SECRETARIO PARTICULAR DE MAGISTRADA/ MAGISTRADO DE CIRCUITO, SECRETARIA/ SECRETARIO PARTICULAR DE JUEZA/ JUEZ DE DISTRITO	21A			62,873				95,167
COORDINADORA/ COORDINADOR DE ORGANIZACIÓN DE ARCHIVOS JUDICIALES, COORDINADORA/ COORDINADOR DE PROTECCIÓN CIVIL, COORDINADORA/ COORDINADOR DE MANTENIMIENTO DEL CENTRO ARCHIVÍSTICO JUDICIAL	21C	58,044	58,825	64,527		84,804	86,381	94,200
JEFA/ JEFE DE DEPARTAMENTO, JEFA/ JEFE DE SEGURIDAD REGIONAL, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN B, AUDITORA/ AUDITOR, DICTAMINADORA/ DICTAMINADOR, COORDINADORA TÉCNICA B/ COORDINADOR TÉCN CO B, COORDINADORA/ COORDINADOR DE AYUDA Y SEGURIDAD	24	55,884	56,104	57,021		84,738	85,222	86,572
COORDINADORA TÉCNICA ADMINISTRATIVA/ COORDINADOR TÉCNICO ADMINISTRATIVO	24A		56,203	56,185			85,341	85,568
PROFESIONAL OPERATIVA/ OPERATIVO	25A	50,275				76,724
PROFESIONAL OPERATIVA/ OPERATIVO	25A M2		50,433				78,072
SECRETARIA/ SECRETARIO	25B	44,507				69,269
TAQUÍGRAFA/ TAQUÍGRAFO JUDICIAL PARLAMENTARIA(O), TÉCNICA/ TÉCNICO DE ENLACE ADMINISTRATIVO OCC, ASISTENTE ADMINISTRATIVA/ ADMINISTRATIVO, TÉCNICA/ TÉCNICO DE ENLACE, JEFA/ JEFE DE GRUPO DE SEGURIDAD, OFICIAL JUDICIAL A	25			56,147				84,079
AUXILIAR DE ACTUARIA/ ACTUARIO, NOTIFICADORA/ NOTIFICADOR DE UNC AUXILIAR DE SALA, OFICIAL JUDICIAL B	26			49,019				79,227
TÉCNICA/ TÉCNICO EN PROTECCIÓN CIVIL OFICIAL JUDICIAL D	27A		34,595	50,275			56,614	76,724
OFICIAL ADMINISTRATIVA/ ADMINISTRATIVO, OFICIAL DE PARTES, ANALISTA ESPECIALIZADA/ ESPECIALIZADO, TÉCNICA/ TÉCNICO DE VIDEOGRABACIÓN, ENFERMERA ESPECIALIZADA/ ENFERMERO ESPECIALIZADO, EDUCADORA/ EDUCADOR, OFICIAL JUDICIAL C,	27			49,033				75,338
TÉCNICA/ TÉCNICO EN SEGURIDAD	28A	34,595	35,693	44,194		56,614	60,373	69,123
SECRETARIA EJECUTIVA A/ SECRETARIO EJECUTIVO A, AUXILIAR DE EDUCACIÓN, CONDUCTORA/ CONDUCTOR DE FUNCIONARIA/ FUNCIONARIO, CONDUCTORA/ CONDUCTOR DE SERVICIOS, OFICIAL DE SEGURIDAD, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS CENDI, TÉCNICA/ TÉCNICO DE SERVICIO A,	28			42,946				67,980
TÉCNICA OPERATIVA/ TÉCNICO OPERATIVO	28B	29,798	34,768	39,387		49,692	56,722	63,224
ANALISTA A	29A			34,451				56,548
SECRETARIA A/ SECRETARIO A, ANALISTA	29			33,296				55,267
TÉCNICA ESPECIALIZADA/ TÉCNICO ESPECIALIZADO, TÉCNICA ADMINISTRATIVA/ TÉCNICO ADMINISTRATIVO, OFICIAL JUDICIAL E	30			31,997				53,417
ANALISTA ADMINISTRATIVA/ ADMINISTRATIVO	31			30,597				51,424
AUXILIAR DE SERVICIOS GENERALES, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS, TÉCNICA/ TÉCNICO DE SERVICIO B, OFICIAL DE SERVICIOS Y MANTENIMIENTO	32		25,372	28,379			44,402	48,265
CONDUCTORA/ CONDUCTOR	33A			26,850				46,024
OFICIAL DE SERVICIOS	33B		23,696	24,099			41,526	42,574
OFICIAL JUDICIAL E	34			18,127				33,767

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.6.3. REMUNERACIÓN TOTAL ANUAL DE LOS CONSEJEROS DEL CONSEJO DE LA JUDICATURA FEDERAL (pesos)

PODER JUDICIAL DE LA FEDERACIÓN

CONSEJO DE LA JUDICATURA FEDERAL

Pesos

CONSEJERA/ CONSEJERO VIGENTE
REMUNERACIÓN NOMINAL ANUAL NETA	3,813,469
IMPUESTO SOBRE LA RENTA RETENIDO	1,715,982
REMUNERACIÓN NOMINAL ANUAL BRUTA	5,529,451
a) Sueldos y salarios:	3,525,393
i) Sueldo base	620,230
ii) Compensación garantizada	2,816,856
iii) Prestaciones nominales	88,307
b) Prestaciones:	1,364,141
i) Aportaciones a seguridad social	78,738
ii) Ahorro solidario (Articulo 100 Ley del ISSSTE)	25,405
iii) Prima vacacional	95,475
iv) Aguinaldo (sueldo base y compensación garantizada)	582,937
v) Gratificación de fin de año (comp. garantizada)	N/A
vi) Prima quinquenal (antigüedad)	18,360
vii) Ayuda para despensa	N/A
viii) Seguro de vida institucional	29,559
ix) Seguro colectivo de retiro	146
x) Seguro de gastos médicos mayores	9,160
xi) Seguro de separación individualizado	520,771
xii) Ayuda económica para protección y seguridad en el traslado de Titulares de Órganos Jurisdiccionales	N/A
xiii) Estímulo por antigüedad	3,590
xiv) Estímulo del día de la madre/padre	N/A
c) Pago por riesgo	639,917

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7. TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN

ANEXO 23.7.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL NETA DE LOS SERVIDORES PÚBLICOS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN (cifras en pesos)

ANEXO 2
PRESUPUESTO ANALÍTICO DE PLAZAS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN
SUELDOS Y SALARIOS MENSUAL NETO
(cifras en pesos)

		SUELDOS Y SALARIOS MENSUAL
DESCRIPCIÓN	NIVEL	MÍNIMO	MEDIO	MÁXIMO
MAGISTRADO DE SALA SUPERIOR	1			168,585
MAGISTRADO DE SALA REGIONAL	3	—	—	146,521
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO ADMINISTRATIVO, COORDINADOR GENERAL DE LA OFICINA DE LA PRESIDENCIA	4			124,458
SECRETARIO INSTRUCTOR, SUBSECRETARIO GENERAL DE ACUERDOS	5	—	—	122,887
SECRETARIO TÉCNICO DE LA PRESIDENCIA, DIRECTOR GENERAL, TITULAR DE LA DEFENSORÍA PÚBLICA ELECTORAL, VISITADOR, CONTRALOR INTERNO DEL T.E.P.J.F., DIRECTOR DE LA ESCUELA JUDICIAL ELECTORAL, SECRETARIO TÉCNICO DE IGUALDAD E INCLUSIÓN, TITULAR DE LA DEFENSORIA PÚBLICA ELECTORAL ESPECIALIZADA EN LA ATENCIÓN DE ASUNTOS DE VIOLENCIA POLÍTICA EN RAZÓN DE GÉNERO	6			121,382
SECRETARIO DE ESTUDIO Y CUENTA	7	85,413	105,397	113,142
SECRETARIO DE TESIS	8	—	—	102,339
JEFE DE UNIDAD, SECRETARIO TÉCNICO DE COMISIONADO, SECRETARIO TÉCNICO DEL SECRETARIO ADMINISTRATIVO	9	77,218	88,821	102,339
SECRETARIO PARTICULAR DE MAGISTRADO DE SALA SUPERIOR	10			100,763
SECRETARIO TÉCNICO DE MANDO SUPERIOR, PROFESOR INVESTIGADOR I, DICTAMINADOR	11	79,255	82,109	89,107
SECRETARIO DE ACUERDOS DE SALA REGIONAL, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL COORDINADOR, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL, TITULAR DE ARCHIVO JURISDICCIONAL, TITULAR DE OFICIALIA DE PARTES, TITULAR DE OFICINA DE ACTUARIOS	12	71,785	79,762	90,941
SECRETARIO EJECUTIVO REGIONAL, DIRECTOR DE ÁREA, TITULAR DE LA UNIDAD ESPECIALIZADA EN INTEGRACIÓN DE EXPEDIENTES, DEFENSOR, DELEGADO ADMINISTRATIVO	13	55,434	63,351	74,645
PROFESOR INVESTIGADOR II	14			61,390
SECRETARIO DE APOYO, CAPACITADOR, PEDAGOGO, ESPECIALISTA TIC’S, COMUNICÓLOGO, TITULAR DEL SECRETARIADO TÉCNICO REGIONAL SECRETARIO PARTICULAR DE MAGISTRADO DE SALA REGIONAL, SECRETARIO AUXILIAR DE PLENO DE LA SALA REGIONAL, INVESTIGADOR, AUDITOR ESPECIALIZADO, COORDINADOR ADMINISTRATIVO l	15	41,039	49,703	58,634
SECRETARIO AUXILIAR	16			45,901
ACTUARIO	17			45,254
SUBDIRECTOR DE ÁREA, TITULAR DE ARCHIVO JURISDICCIONAL REGIONAL, TITULAR DE OFICIALÍA DE PARTES REGIONAL, TITULAR DE OFICINA DE ACTUARIOS REGIONAL, COORDINADOR ADMINISTRATIVO II	18	36,629	41,039	44,781
ACTUARIO REGIONAL, SECRETARIO DE APOYO JURÍDICO REGIONAL	19			40,956
AUXILIAR JURÍDICO, JEFE DE DEPARTAMENTO, SECRETARIA DE OFICINA DE MAGISTRADO, AUDITOR ADMINISTRATIVO, COORDINADOR ADMINISTRATIVO III	20	31,317	34,478	36,451
AUXILIAR DE MANDOS MEDIOS, DISEÑADOR WEB, ASISTENTE DE MANDO SUPERIOR	21	31,317	33,058	34,766
PROFESIONAL OPERATIVO	22	26,207	30,254	34,274
SECRETARIA	24	20,113	23,576	31,116
TÉCNICO OPERATIVO, AUXILIAR DE AUDITOR, OFICIAL DE PARTES REGIONAL	25	18,618	25,236	30,384
TÉCNICO EN ALIMENTOS, OFICIAL	26	15,305	18,618	26,006
OFICIAL DE APOYO, CHOFER DE SERVICIOS	28	15,217	18,508	23,576
OFICIAL DE SERVICIOS	29	14,384	15,638	16,728

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN (cifras en pesos)

ANEXO 2

PRESUPUESTO ANALÍTICO DE PLAZAS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN

AGUINALDO, PRIMA VACACIONAL, PAGO POR RIESGO Y ASIGNACIONES ADICIONALES NETOS ANUALES

(cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL			PAGO POR RIESGO*	ASIGNACIONES ADICIONALES
		MÍNIMO	MEDIO	MÁXIMO		MÍNIMO	MEDIO	MÁXIMO
MAGISTRADO DE SALA SUPERIOR	1			378,591	—
MAGISTRADO DE SALA REGIONAL	3			327,184	—
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO ADMINISTRATIVO, COORDINADOR GENERAL DE LA OFICINA DE LA PRESIDENCIA	4			275,258				347,496
SECRETARIO INSTRUCTOR, SUBSECRETARIO GENERAL DE ACUERDOS	5			271,564				342,788
SECRETARIO TÉCNICO DE LA PRESIDENCIA, DIRECTOR GENERAL, TITULAR DE LA DEFENSORÍA PÚBLICA ELECTORAL, VISITADOR, CONTRALOR INTERNO DEL T.E.P.J.F., DIRECTOR DE LA ESCUELA JUDICIAL ELECTORAL, SECRETARIO TÉCNICO DE IGUALDAD E INCLUSIÓN, TITULAR DE LA DEFENSORIA PÚBLICA ELECTORAL ESPECIALIZADA EN LA ATENCIÓN DE ASUNTOS DE VIOLENCIA POLÍTICA EN RAZÓN DE GÉNERO	6			268,021				338,271
SECRETARIO DE ESTUDIO Y CUENTA	7	172,235	218,364	236,593		231,493	290,198	313,434
SECRETARIO DE TESIS	8			210,308				279,930
JEFE DE UNIDAD, SECRETARIO TÉCNICO DE COMISIONADO, SECRETARIO TÉCNICO DEL SECRETARIO ADMINISTRATIVO	9	152,881	179,006	210,308		207,318	240,082	279,930
SECRETARIO PARTICULAR DE MAGISTRADO DE SALA SUPERIOR	10	—		204,897				275,200
SECRETARIO TÉCNICO DE MANDO SUPERIOR, PROFESOR INVESTIGADOR I, DICTAMINADOR	11	162,548	169,038	184,835		213,072	221,130	240,886
SECRETARIO DE ACUERDOS DE SALA REGIONAL, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL COORDINADOR, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL, TITULAR DE ARCHIVO JURISDICCIONAL, TITULAR DE OFICIALIA DE PARTES, TITULAR DE OFICINA DE ACTUARIOS	12	143,194	160,746	185,085		188,301	212,058	246,346
SECRETARIO EJECUTIVO REGIONAL, DIRECTOR DE ÁREA, TITULAR DE LA UNIDAD ESPECIALIZADA EN INTEGRACIÓN DE EXPEDIENTES, DEFENSOR, DELEGADO ADMINISTRATIVO	13	107,973	126,071	150,869		145,074	167,337	197,731
PROFESOR INVESTIGADOR II	14			120,650				160,901
SECRETARIO DE APOYO, CAPACITADOR, PEDAGOGO, ESPECIALISTA TIC’S, COMUNICÓLOGO, TITULAR DEL SECRETARIADO TÉCNICO REGIONAL, SECRETARIO PARTICULAR DE MAGISTRADO DE SALA REGIONAL, SECRETARIO AUXILIAR DE PLENO DE LA SALA REGIONAL, INVESTIGADOR, AUDITOR ESPECIALIZADO, COORDINADOR ADMINISTRATIVO I	15	75,253	95,186	114,477		104,830	129,843	153,574
SECRETARIO AUXILIAR	16			86,082				118,482
ACTUARIO	17			84,648				116,651
SUBDIRECTOR DE ÁREA, TITULAR DE ARCHIVO JURISDICCIONAL REGIONAL, TITULAR DE OFICIALÍA DE PARTES REGIONAL, TITULAR DE OFICINA DE ACTUARIOS REGIONAL, COORDINADOR ADMINISTRATIVO II	18	66,891	75,254	83,571		94,386	104,831	115,309
ACTUARIO REGIONAL, SECRETARIO DE APOYO JURÍDICO REGIONAL	19	—		74,963				104,469
AUXILIAR JURÍDICO, JEFE DE DEPARTAMENTO, SECRETARIA DE OFICINA DE MAGISTRADO, AUDITOR ADMINISTRATIVO, COORDINADOR ADMINISTRATIVO III	20	56,680	63,370	67,671		81,186	89,257	94,419
AUXILIAR DE MANDOS MEDIOS, DISEÑADOR WEB, ASISTENTE DE MANDO SUPERIOR	21	56,680	60,288	63,999		81,186	85,561	90,013
PROFESIONAL OPERATIVO	22	47,452	55,439	63,354		69,338	79,176	89,193
SECRETARIA	24	35,531	42,556	57,836		55,483	63,588	81,770
TÉCNICO OPERATIVO, AUXILIAR DE AUDITOR, OFICIAL DE PARTES REGIONAL	25	32,063	45,645	56,159		50,301	67,185	79,758
TÉCNICO EN ALIMENTOS, OFICIAL	26	24,997	32,063	47,290		40,431	50,301	69,146
OFICIAL DE APOYO, CHOFER DE SERVICIOS	28	24,814	31,817	42,556		40,175	49,955	63,588
OFICIAL DE SERVICIOS	29	23,522	25,690	28,086		38,134	41,395	44,743

* Corresponde al concepto de pago por riesgo

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7.3. REMUNERACIÓN TOTAL ANUAL DE LOS MAGISTRADOS ELECTORALES DE LA SALA SUPERIOR (cifras en pesos)

TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN

REMUNERACIÓN NOMINAL ANUAL DE PERSONAS MAGISTRADAS ELECTORALES DE CONFORMIDAD CON LOS ARTÍCULOS 94, 99 Y 127 DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS; ASÍ COMO LOS ARTÍCULOS CUARTO, SÉPTIMO Y DÉCIMO TRANSITORIOS DEL DECRETO POR EL QUE SE REFORMAN, ADICIONAN Y DEROGAN DIVERSAS DISPOSICIONES DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, EN MATERIA DE REFORMA DEL PODER JUDICIAL

MAGISTRADO DE SALA SUPERIOR
REMUNERACIÓN NOMINAL ANUAL NETA	2,888,258
Impuesto sobre la renta retenido	1,257,767
REMUNERACIÓN NOMINAL ANUAL BRUTA	4,146,026
a) Sueldos y salarios:	2,929,143
i) Sueldo base	651,242
ii) Compensación garantizada	2,269,080
iii) Prestaciones de previsión social e inherentes al cargo	8,821
b) Prestaciones:	1,216,883
i) Aportaciones a seguridad social	81,333
ii) Ahorro solidario (Art. 100 Ley del ISSSTE)	26,243
iii) Prima vacacional	81,120
iv) Aguinaldo (sueldo base y compensación garantizada)	497,389
v) Gratificación de fin de año (compensación garantizada)	NA
vi) Prima quinquenal (antigüedad)	16,320
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	25,115
ix) Seguro colectivo de retiro	146
x) Seguro de gastos médicos mayores	39,937
xi) Seguro de Separación Individualizado	449,280
xii) Apoyo económico para adquisición de vehículo	NA
xiii) Estímulo por antigüedad	0
xiv) Estímulo del día de la madre / padre	0
c) Pago por Riesgo	—

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8. INSTITUTO NACIONAL ELECTORAL

ANEXO 23.8.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL ELECTORAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Consejero Presidente/Consejeros Electorales 1/	182,269	183,390	46,406	74,668	228,675	258,058
Secretario Ejecutivo	172,241	172,373	44,261	71,004	216,502	243,377

1/	Miembros permanentes del Consejo General del Instituto de acuerdo a la Ley General Federal de Instituciones y Procedimientos Electorales (LEGIPE)

ANEXO 23.8.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Grupo Jerárquico	Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
				(Efectivo y Especie)
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Personal de Mando:
1	Consejero Presidente, Consejeros Electorales, Secretario Ejecutivo.	172,241	183,390	44,261	74,668	216,502	258,058
2	Titular del Órgano Interno de Control, Directores Ejecutivos, Titulares de Unidad Técnica, Titulares de Unidad (OIC) y puestos homólogos.	127,777	171,087	33,588	70,552	161,365	241,639
3	Coordinadores del Registro Federal de Electores, Titulares de Unidad Técnica, Vocales Ejecutivos Locales, Directores de Área y puestos homólogos.	108,281	125,841	29,064	51,629	137,345	177,470
4	Directores de Área, Coordinadores y puestos homólogos.	80,128	107,287	23,179	45,093	103,307	152,379
5	Vocales Secretarios en JL, Vocales Locales, Vocales Ejecutivos y Secretarios Distritales, Subdirectores de Área y puestos homólogos.	52,959	78,409	17,171	34,455	70,131	112,864
6	Vocales Distritales, Jefes de Departamento y puestos homólogos.	33,449	53,001	12,838	24,527	46,287	77,528
Personal Operativo:
7	Técnico Operativo	12,124	33,430	5,320	17,115	17,444	50,546

ANEXO 23.8.1.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Grupo Jerárquico	Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
				(Efectivo y Especie)
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Personal de Mando:
1	Consejero Presidente, Consejeros Electorales, Secretario Ejecutivo.	245,942	262,634	58,564	103,757	304,506	366,391
2	Titular del Órgano Interno de Control, Directores Ejecutivos, Titulares de Unidad Técnica, Titulares de Unidad (OIC) y puestos homólogos.	178,572	243,994	43,865	97,528	222,437	341,522
3	Coordinadores del Registro Federal de Electores, Titulares de Unidad Técnica, Vocales Ejecutivos Locales, Directores de Área y puestos homólogos.	149,033	175,439	37,621	70,936	186,654	246,375
4	Directores de Área, Coordinadores y puestos homólogos.	106,934	147,326	28,821	61,342	135,755	208,668
5	Vocales Secretarios en JL, Vocales Locales, Vocales Ejecutivos y Secretarios Distritales, Subdirectores de Área y puestos homólogos.	67,752	104,206	20,391	45,359	88,143	149,565
6	Vocales Distritales, Jefes de Departamento y puestos homólogos.	40,672	67,612	14,218	30,829	54,890	98,441
Personal Operativo:
7	Técnico Operativo	13,388	40,648	5,673	21,198	19,061	61,846

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.8.2. LÍMITES DE PAGOS EXTRAORDINARIOS ANUALES NETOS (pesos)

		Pago extraordinario anual unitario
Denominación	Plazas	Mínimo	Máximo
Total Puestos	12,973
Plazas Técnico Operativo nivel FA1 al SPN9C	12,973	—	14,900

Corresponde a la prestación de vales de fin de año del ejercicio 2025 para el personal técnico operativo, en razón de que es la única que se tiene la absoluta certeza de que lo recibirá.

El resto de las prestaciones que se otorgan, es para el personal que se hace acreedor a las mismas o bien, que pueden ejercer el derecho a su obtención. Por ejemplo, el apoyo que se otorga para la adquisición de anteojos cada tres años y el apoyo a becas para estudios de licenciatura, maestría y doctorado.

Acumular todos los posibles conceptos puede generar una lectura equivocada, ya que se podría interpretar que son percepciones extraordinarias que efectivamente recibe el personal, cuando no es así.

Derivado del punto anterior, la H. Cámara de Diputados, la sociedad en general y los propios funcionarios del Instituto, podrían tener una percepción que no corresponde con la realidad.

ANEXO 23.8.3.A. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL ELECTORAL (pesos)

CONSEJERA PRESIDENTA / CONSEJEROS ELECTORALES

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	3,096,698
Impuesto sobre la renta retenido (35%) *_/	1,300,000
Percepción bruta anual	4,396,698
a) Sueldos y salarios:	3,151,608
i) Sueldo base	588,408
ii) Compensación garantizada	2,563,200
b) Prestaciones:	1,245,090
i) Aportaciones a seguridad social	78,737
ii) Ahorro solidario	25,405
iii) Prima vacacional	16,345
iv) Aguinaldo o Gratificación de fin de año	530,643
vi) Prima quinquenal (antigüedad)	2,400
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	61,456
ix) Seguro colectivo de retiro	120
x) Seguro de gastos médicos mayores	52,467
xi) Seguro de separación individualizado	477,516

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.8.3.B. REMUNERACIÓN TOTAL MENSUAL DE LA CONSEJERA PRESIDENTA (REMUNERACIONES TABULADOR)

REMUNERACIÓN TOTAL MENSUAL DE LA CONSEJERA PRESIDENTA 2024

(Remuneraciones Tabulador 2024)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	227,515
Impuesto sobre la renta retenido y deducciones personales *	93,295
Percepción ordinaria bruta líquida mensual	320,809
a) Sueldos y salarios:	262,634
i) Sueldo base	49,034

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Secretaría General Secretaría de Servicios Parlamentarios

ii) Compensación garantizada	213,600
b) Prestaciones:	58,175
i) Aportaciones a seguridad social	6,561
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	2,117
v) Prima quinquenal (antigüedad)	200
viii) Seguro de vida institucional	5,121
ix) Seguro colectivo de retiro	10
x) Seguro de gastos médicos mayores	4,372
xi) Seguro de separación individualizado	39,793

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.8.3.C. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL ELECTORAL (pesos)

SECRETARIA EJECUTIVA

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,920,528
Impuesto sobre la renta retenido (35%) *_/	1,209,094
Percepción bruta anual	4,129,622
a) Sueldos y salarios:	2,951,304
i) Sueldo base	498,264
ii) Compensación garantizada	2,453,040
b) Prestaciones:	1,178,318
i) Aportaciones a seguridad social	78,737
ii) Ahorro solidario	25,405
iii) Prima vacacional	13,841
iv) Aguinaldo o Gratificación de fin de año	496,430
vi) Prima quinquenal (antigüedad)	2,400
vii) Ayuda para despensa	4,200
viii) Seguro de vida institucional	57,550
ix) Seguro colectivo de retiro	120
x) Seguro de gastos médicos mayores	52,467
xi) Seguro de separación individualizado	447,167

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.8.3.D. REMUNERACIÓN TOTAL MENSUAL DE LA SECRETARIA EJECUTIVA (pesos)

REMUNERACIÓN TOTAL MENSUAL DE LA SECRETARIA EJECUTIVA 2024

(Remuneraciones Tabulador 2024)

Descripción	Remuneración Total

REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	214,897
Impuesto sobre la renta retenido y deducciones personales *	86,716
Percepción ordinaria bruta líquida mensual	301,613
a) Sueldos y salarios:	245,942
i) Sueldo base	41,522
ii) Compensación garantizada	204,420

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b) Prestaciones:	55,671
i) Aportaciones a seguridad social	6,561
ii) Ahorro solidario	2,117
v) Prima quinquenal (antigüedad)	200
vii) Ayuda para despensa	350
viii) Seguro de vida institucional	4,796
ix) Seguro colectivo de retiro	10
x) Seguro de gastos médicos mayores	4,372
xi) Seguro de separación individualizado	37,264
Otras prestaciones (piramidación del ISR del Aguinaldo)

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.9. COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS

ANEXO 23.9.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) 2025 (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Personal de mando:
Presidenta de la CNDH		106,565		31,288		137,853
Titular del Órgano Interno de Control		104,061		31,124		142,377
Secretario/a Ejecutivo/a		98,706		31,020		129,726
Visitador/a General		98,706		31,020		129,726
Secretario/a Técnico/a del Consejo Consultivo, Director/a de Visitaduría, CGSRAJ, DEMNPT, DEMIMNCDPD, CGECYT, CGAF y Director/a General /1	97,409	98,503	30,160	30,874	127,569	129,377
Director/a de Área	62,305	84,479	14,120	23,619	76,425	108,098
Visitador/a Adjunto/a	44,643	56,769	10,190	15,213	54,833	71,982
Subdirector/a de Área	47,143	49,131	10,209	15,213	57,352	64,344
Enlace Administrativo	47,143	49,361
Jefe/a de Departamento	37,900	40,620	8,411	11,195	46,311	51,815
Personal operativo:
Operativo/a	15,336	32,520	6,198	10,499	21,534	43,019
Supervisor/a Operativo/a de Limpieza		13,680		6,760		20,440
Operativo/a de Limpieza		10,500		5,990		16,490

Este anexo refleja los límites de percepciones ordinarias netas mensuales aplicables a las personas servidoras públicas durante 2025, en función del puesto que ocupen. Contemplan las cuotas de seguridad social a cargo del trabajador/a.

A fin de cumplir con el desglose de remuneraciones que establece el artículo 75 Constitucional, se presentan los límites mínimos y máximos en términos netos por concepto de sueldos y salarios y de prestaciones, diferenciados por el tipo de servidores/as públicos/as a los que aplican los límites correspondientes.

Nota: 1/ Coordinación General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ), Coordinación General de Administración y Finanzas (CGAF), Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (DEMNPT), Dirección Ejecutiva del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad (DEMIMNCDPD), Coordinación General de Especialidades Científicas y Técnicas (CGECYT).

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.9.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS (MONTOS BRUTOS) (pesos)

Tipo de personal	Percepción Ordinaria Bruta Mensual		Prestaciones
	Mínimos	Máximos	Mínimos	Máximos

Personal de mando:
Presidenta de la CNDH		151,266		42,290
Titular del Órgano Interno de Control		146,918		40,757
Secretario/a Ejecutivo/a		139,087	41,768	43,758
Visitador/a General		139,087	41,768	43,758
Secretario/a Técnico/a del Consejo Consultivo, Director/a de Visitaduría, CGSRAJ, DEMNPT, DEMIMNCDPD, CGECYT, CGAF y Director/a General /1	136,839	138,612	40,517	42,555
Director/a de Área	80,652	116,440	19,478	31,271
Visitador/a Adjunto/a	57,696	74,973	14,202	19,044
Subdirector/a de Área	60,697	64,174	14,742	20,638
Jefe/a de Departamento	46,447	49,923	12,039	13,990
Personal operativo:
Operativo	19,535	40,680	10,705	15,600
Supervisor/a Operativo/a de Limpieza		16,350		15,600
Operativo/a de Limpieza		12,100		15,600

Nota: 1/ Coordinación General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ), Coordinación General de Administración y Finanzas (CGAF), Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (DEMNPT), Dirección Ejecutiva del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad (DEMIMNCDHPD), Coordinación General de Especialidades Científicas y Técnicas (CGECYT), Secretario/a Técnico/a del Consejo Consultivo y Secretario/a Ejecutivo/a.

ANEXO 23.9.2. LÍMITES DE PAGOS EXTRAORDINARIOS ANUALES NETOS 2025 (pesos)

Denominación	Plazas	Pago Extraordinario Anual Unitario Máximo
Total Puestos	1,700
Personal de mando:	973
Presidenta de la CNDH	1	—
Titular del Órgano Interno de Control	1	—
Secretario/a Ejecutivo/a	1	—
Visitador/A General	6	—
Secretario/a Técnico/a del Consejo Consultivo, Director/a De Visitaduría, CGSRAJ, DEMNPT, DEMIMNCDPD, CGECYT, CGAF y Director/a General	33	—
Director/a de Área	115	—
Visitador/a Adjunto/a	533	16,081
Subdirector/a de Área	155	15,881
Jefe/a de Departamento	128	13,945
Personal operativo:	727
Operativo/a	637	19,672
Supervisor/a Operativo/a de Limpieza	9	17,466
Operativo/a de Limpieza	81	16,549

Nota: 1/ Coordinación General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ), Coordinación General de Administración y Finanzas (CGAF), Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (DEMNPT), Dirección Ejecutiva del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad (DEMIMNCDHPD), Coordinación General de Especialidades Científicas y Técnicas (CGECYT), Secretario/a Técnico/a del Consejo Consultivo y Secretario/a Ejecutivo/a.

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Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.9.3. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DE LA COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS 2024 (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,650,701
Impuesto sobre la renta retenido	650,650
Percepción bruta anual	2,301,351
I. Percepciones ordinarias:	2,301,351
a) Sueldos y salarios:	1,815,198
Sueldo base	360,308
Compensación Garantizada	1,454,890
b) Prestaciones:	486,153
i) Aportaciones a seguridad social	69,781
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	—
iii) Prima vacacional	50,422
iv) Gratificación de fin de año	305,533
v) Prima quinquenal	—
vi) Ayuda para despensa	—
vii) Seguro de vida	60,417
II. Percepciones extraordinarias:	—
a) Pago extraordinario	—

ANEXO 23.10. COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA

ANEXO 23.10.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA (NETOS MENSUALES) (pesos)

Tipo de personal	Banda Salarial Nivel		Sueldos y Salarios		Prestaciones en efectivo y en especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Comisionada Presidenta		CP1	—	135,351	—	36,766	—	172,117
Comisionado		CM1	—	135,087	—	36,438	—	171,525
Jefe de Unidad		TU1	—	134,823	—	36,237	—	171,060
Director General		DG1	—	134,229	—	36,048	—	170,277
Director Ejecutivo	DE1A	DE2D	81,651	118,665	27,641	34,278	109,292	152,943
Coordinador General	CG1A	CG2D	51,194	74,953	17,932	24,499	69,126	99,452
Subcoordinador General	SG1A	SG2D	35,929	48,480	13,333	15,655	49,262	64,135
Jefe de Área	JA1A	JA2D	23,288	30,897	10,337	11,631	33,625	42,528
Personal de Enlace	EN1A	EN2D	13,946	20,670	8,505	9,729	22,451	30,399
Personal Operativo	OP1A	OP1D	9,022	10,891	10,767	10,965	19,789	21,856

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Secretaría General Secretaría de Servicios Parlamentarios

La percepción ordinaria incluye todos los ingresos que reciben las personas servidoras públicas de la Comisión Federal de Competencia Económica por sueldos y salarios, y por prestaciones, independientemente de que se reciba en forma periódica o en fechas definidas.

El cálculo de los importes netos, corresponde a los importes una vez aplicadas las disposiciones fiscales vigentes para el ejercicio fiscal 2024.

No se incluyen prestaciones en las que las personas servidoras públicas pueden o no ser acreedoras a éstas, y en su caso ejercer su derecho, así como el estímulo establecido en el anexo 23.10.3.

ANEXO 23.10.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONOMICA (BRUTOS MENSUALES) (pesos)

Tipo de personal	Banda Salarial		Sueldos y Salarios		Prestaciones en efectivo y en especie		Percepción Ordinaria Total
	Nivel
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Comisionada Presidenta de la Comisión		CP1		190,049		49,733		239,782
Comisionado		CM1		189,649		49,237		238,885
Jefe de Unidad		TU1		189,249		49,041		238,289
Director General		DG1		188,349		48,762		237,111
Director Ejecutivo	DE1A	DE2D	109,174	164,765	34,357	44,456	143,531	209,222
Coordinador General	CG1A	CG2D	65,230	99,324	21,751	30,490	86,981	129,814
Subcoordinador General	SG1A	SG2D	43,915	61,352	15,650	19,188	59,565	80,540
Jefe de Área	JA1A	JA2D	27,493	37,336	11,674	13,424	39,166	50,760
Personal de Enlace	EN1A	EN2D	15,614	24,164	9,374	10,894	24,987	35,058
Personal Operativo	OP1A	OP1D	9,767	11,909	11,762	12,207	21,529	24,117

La percepción ordinaria incluye todos los ingresos que reciben las personas servidoras públicas de la Comisión Federal de Competencia Económica por sueldos y salarios, y por prestaciones, independientemente de que se reciba en forma periódica o en fechas definidas.

No se incluyen prestaciones en las que las personas servidoras públicas pueden o no ser acreedoras a éstas, y en su caso ejercer su derecho, así como el estímulo establecido en el anexo 23.10.3.

ANEXO 23.10.2. REMUNERACIÓN TOTAL ANUAL DE LA COMISIONADA PRESIDENTA DE LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA 2025 (pesos)

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,065,405
Impuesto sobre la renta retenido	811,970
Percepción bruta anual	2,877,375
a) Sueldos y salarios:	2,280,583
i) Sueldo base	566,863
ii) Compensación garantizada	1,713,720
b) Prestaciones:	596,792
i) Aportaciones a seguridad social	82,674
ii) Ahorro solidario	26,676
iii) Prima vacacional	31,492
iv) Aguinaldo (sueldo base)	90,589

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v) Gratificación de fin de año (compensación garantizada)	273,897
vi) Prima quinquenal (antigüedad)	3,420
vii) Ayuda para despensa	9,420
viii) Seguro de vida institucional	35,577
ix) Seguro colectivo de retiro	447
x) Vales de despensa	33,600
xi) Otras prestaciones	9,000

El cálculo de los importes netos, corresponde a los importes una vez aplicadas las disposiciones fiscales vigentes para el ejercicio fiscal 2024.

ANEXO 23.10.3. LÍMITES DE PERCEPCIÓN EXTRAORDINARIA TOTAL EN LA COMISIÓN FEDERAL DE COMPETENCIA ECONÓMICA (NETOS ANUALES) (pesos)

	Banda Salarial		Pago Extraordinario Anual Unitario
	Nivel
Tipo de personal	Mínimo	Máximo	Mínimo	Máximo

Comisionada Presidenta de la Comisión		CP1	26,568	135,351
Comisionado		CM1	26,517	135,087
Jefe de Unidad		TU1	26,466	134,823
Director General		DG1	26,351	134,229
Director Ejecutivo	DE1A	DE2D	15,977	118,665
Coordinador General	CG1A	CG2E	10,006	74,953
Subcoordinador General	SG1A	SG2D	6,840	48,480
Jefe de Área	JA1A	JA2D	4,322	30,897
Personal de Enlace	EN1A	EN2D	2,469	20,670
Personal Operativo 1/	OP1A	OP2D	1,557	29,178

El pago de la percepción extraordinaria incluye, en su caso y sujeto a la disponibilidad presupuestaria correspondiente, el importe del estímulo al desempeño que se otorga de conformidad con lo establecido en las Disposiciones Generales de Gestión de Talento de la Comisión Federal de Competencia Económica y en el Manual que regula las remuneraciones de las personas servidoras públicas del ejercicio correspondiente.

1) Adicionalmente, y de manera exclusiva para el personal operativo, se incluye el pago de la prestación denominada medidas de fin de año (vales de despensa) y ayuda de útiles escolares.

ANEXO 23.11. INSTITUTO FEDERAL DE TELECOMUNICACIONES

ANEXO 23.11.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO FEDERAL DE TELECOMUNICACIONES (NETOS MENSUALES) (pesos)

Denominación	Banda Salarial (Nivel)		Sueldos y salarios		Prestaciones		Percepción ordinaria total
					(Efectivo y Especie)
	Mínimo	Máximo	Mínimo neto	Máximo neto	Mínimo neto	Máximo neto	Mínimo neto	Máximo neto
Presidente		27	—	143,489	—	70,197	—	213,686
Comisionado		26	—	140,354	—	69,041	—	209,395
Coordinador Ejecutivo		25	—	139,055	—	68,036	—	207,091
Titular de Unidad		25	—	128,073	—	63,523	—	191,596
Secretario Técnico del Pleno		25	—	128,073	—	63,523	—	191,596
Coordinador General		25	—	126,811	—	60,333	—	187,144
Director General	23	23	100,996	113,116	51,038	55,402	152,034	168,518
Director General Adjunto	21	22	66,093	85,763	32,852	39,137	98,945	124,900
Investigador	21	22	66,093	85,763	32,852	39,137	98,945	124,900
Director de Área	18	21	35,020	73,060	21,500	34,670	56,520	107,730
Subdirector de Área	16	18	21,476	43,321	16,407	23,397	37,883	66,718
Jefe de Departamento	14	16	14,784	29,605	13,743	19,056	28,527	48,661
Técnico	10	17	5,865	34,105	10,571	24,101	16,436	58,206
Enlace	11	13	7,679	15,972	10,815	13,739	18,494	29,711

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2024.

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Secretaría General Secretaría de Servicios Parlamentarios

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2025, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

[...]

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[...]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[...]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 Constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LAS PERCEPCIONES ORDINARIAS BRUTAS MENSUALES DE LOS SERVIDORES PÚBLICOS DEL INSTITUTO FEDERAL DE TELECOMUNICACIONES (pesos)

Denominación					Prestaciones		Percepción Ordinaria Total
	Banda Salarial (Nivel)		Sueldos y salarios		(Efectivo y Especie)
	Mínimo	Máximo	Mínimo bruto	Máximo bruto	Mínimo bruto	Máximo bruto	Mínimo bruto	Máximo bruto
Presidente		27	—	206,337	—	86,639	—	292,976
Comisionado		26	—	201,587	—	85,168	—	286,755
Coordinador Ejecutivo		25	—	199,619	—	84,031	—	283,650
Titular de Unidad		25	—	182,862	—	78,407	—	261,269
Secretario Técnico del Pleno		25	—	182,862	—	78,407	—	261,269
Coordinador General		25	—	180,374	—	74,579	—	254,953
Director General	23	23	141,259	159,623	62,690	68,272	203,949	227,895
Director General Adjunto	21	22	89,324	118,132	38,731	47,487	128,055	165,619
Investigador	21	22	89,324	118,132	38,731	47,487	128,055	165,619
Director de Área	18	21	44,589	99,169	23,764	41,145	68,353	140,314
Subdirector de Área	16	18	26,518	55,578	17,249	26,137	43,767	81,715
Jefe de Departamento	14	16	17,899	36,956	14,287	20,155	32,186	57,111
Técnico	10	17	7,164	44,869	10,786	26,380	17,950	71,249
Enlace	11	13	9,086	19,298	11,061	14,314	20,147	33,612

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2024.

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2025, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

[...]

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[...]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[...]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 Constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11.2.A. LÍMITES DE PERCEPCIONES EXTRAORDINARIAS NETAS TOTALES (pesos)

Nivel	Banda Salarial		Pago Extraordinario Anual Unitario
	(Nivel)
	Mínimo	Máximo	Mínimo	Máximo
Presidente		27	—	—
Comisionado		26	—	—
Coordinador Ejecutivo		25	—	83,433
Titular de Unidad		25	—	76,844
Secretario Técnico del Pleno		25	—	76,844
Coordinador General		25	—	76,087
Director General	23	23	60,598	67,870
Director General Adjunto	21	22	39,656	51,458
Investigador	21	22	39,656	51,458
Director de Área	18	21	21,012	43,836
Subdirector de Área	16	18	90,199	181,948
Jefe de Departamento	14	16	62,093	124,341
Técnico	10	17	24,633	143,241
Enlace	11	13	32,252	67,082

El pago de la percepción extraordinaria incluye:

- El importe correspondiente al estímulo al desempeño sobresaliente, contenida en el artículo 34, inciso c), de las Disposiciones por las que se establece el Sistema de Servicio Profesional del Instituto Federal de Telecomunicaciones y;

- El importe correspondiente al pago extraordinario por riesgo, que el Instituto podrá otorgar al personal con nivel de enlace; técnico; jefe de departamento y subdirector, que realice labores en campo, cuyo desempeño ponga en riesgo su seguridad.

ANEXO 23.11.2.B. LÍMITES DE PERCEPCIONES EXTRAORDINARIAS BRUTAS MENSUALES (pesos)

Nivel	Banda Salarial		Pago Extraordinario Anual Unitario
	(Nivel)
	Mínimo	Máximo	Mínimo	Máximo
Presidente		27	—	—
Comisionado		26	—	—
Coordinador Ejecutivo		25	—	119,771
Titular de Unidad		25	—	109,717
Secretario Técnico del Pleno		25	—	109,717
Coordinador General		25	—	108,224
Director General	23	23	84,755	95,774
Director General Adjunto	21	22	53,594	70,879
Investigador	21	22	53,594	70,879
Director de Área	18	21	26,753	59,501
Subdirector de Área	16	18	111,376	233,428
Jefe de Departamento	14	16	75,176	155,215
Técnico	10	17	30,089	188,450
Enlace	11	13	38,161	81,052

El pago de la percepción extraordinaria incluye:

- El importe correspondiente al estímulo al desempeño sobresaliente, contenida en el artículo 34, inciso c), de las Disposiciones por las que se establece el Sistema de Servicio Profesional del Instituto Federal de Telecomunicaciones y;

- El importe correspondiente al pago extraordinario por riesgo, que el Instituto podrá otorgar al personal con nivel de enlace; técnico; jefe de departamento y subdirector, que realice labores en campo, cuyo desempeño ponga en riesgo su seguridad.

98 de 125

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11.3. REMUNERACIÓN TOTAL ANUAL DEL COMISIONADO PRESIDENTE DEL INSTITUTO FEDERAL DE TELECOMUNICACIONES (pesos)

Nivel Jerárquico: Comisionado (Grado 27)	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,548,888
Impuesto sobre la renta retenido 1/	966,815
Percepción bruta anual	3,515,703
I. Percepciones ordinarias:	3,515,703
a) Sueldos y salarios:	2,476,041
i) Sueldo base	312,318
ii) Compensación garantizada	2,163,723
b) Prestaciones:	1,039,662
i) Aportaciones de seguridad social	62,917
ii) Ahorro Solidario	20,301
iii) Prima Vacacional	34,389
iv) Aguinaldo (sueldo base)	45,113
v) Gratificación de fin a de año (compensación garantizada)	312,538
vi) Prima quinquenal (antigüedad)	2,100
vii) Ayuda para despensa	6,780
viii) Vales de despensa	18,000
ix) Seguro de vida institucional	38,626
x) Seguro Colectivo de Retiro	425
xi) Seguro de Gastos Médicos Mayores	59,588
xii) Seguro de Separación Individualizado	321,885
xiii) Apoyo económico para adquisición de vehículo	117,000
II. Percepciones extraordinarias:	—
a) Componente salarial variable asociado a la gestión del desempeño	—

1/	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2024.

Que el Anteproyecto de Presupuesto del Instituto para el ejercicio 2025, es acorde a lo establecido en la suspensión decretada en la Resolución de 10 de noviembre de 2021 dictada por la Primera Sala de la SCJN, en lo relativo al Recurso de Reclamación 74/2021-CA derivado del incidente de suspensión de la controversia constitucional 81/2021, cuyos resolutivos a la letra se indica:

“PRIMERO. Es procedente y fundado el presente recurso de reclamación.

SEGUNDO. Se revoca el auto recurrido de siete de julio de dos mil veintiuno, dictado en el incidente de suspensión de la controversia constitucional 81/2021.

TERCERO. Se concede la suspensión solicitada respecto de los actos señalados en la demanda principal de la controversia constitucional 81/2021, en términos del último considerando de esta sentencia”.

Adicionalmente, en el considerando Séptimo de la resolución del recurso de reclamación 74/2021-CA, derivado del incidente de suspensión de la controversia constitucional 81/2021, se advierte, en la parte conducente, las siguientes consideraciones de derecho:

“60. En ese sentido, como se realizó en los aludidos precedentes, conviene recordar que la suspensión en las controversias constitucionales, tiende a prevenir el daño trascendente que pudiera ocasionarse a las partes y a la sociedad en general, en tanto se resuelve el juicio principal, vinculando a las autoridades contra las que se concede a cumplirla, en aras de proteger el bien jurídico de que se trate y sujetándolas a un régimen de responsabilidades cuando no la acaten. Aplicadas las anteriores consideraciones a este caso, si se obligara a cumplir con lo que establece el artículo 14 párrafo segundo de la Ley Reglamentaria, el juicio podría quedar sin materia por ser, precisamente, ese el tema a decidir en el fondo, de manera que de continuar con su aplicación, la obtención de un fallo favorable, no convalidaría la afectación a los derechos humanos afectados hasta el dictado de la sentencia, ya que la violación alegada se habría consumado en ese lapso.

[...]

61. Es decir, de no concederse la medida precautoria se les estaría entregando a los servidores públicos un salario menor al que les corresponde de acuerdo con las funciones que realizan y la responsabilidad que conlleva el prestar el servicio público correspondiente con la calidad e independencia necesarias, permitiendo con ello que sus efectos se consumen irreparablemente en perjuicio de los sujetos obligados que ahí se refieren, lo cual resultaría contrario a la naturaleza jurídica de la medida precautoria de que se trata.

[...]

65. Por lo tanto, con el fin de preservar la materia del juicio y evitar que se cause un daño irreparable, procede conceder la suspensión solicitada para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de preceptos impugnados de la Ley Federal de Remuneraciones de los Servidores Públicos, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve.

[...]

80. Debe concluirse que no se actualizan ninguna de las referidas prohibiciones, pues la concesión de la suspensión se concede para que no se apliquen las normas al Instituto actor y, en su lugar, se mantengan las remuneraciones vigentes con anterioridad a la entrada en vigor de las normas impugnadas, esto es, se mantenga vigente una previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano. En otras palabras, no se otorga la suspensión para que deje de aplicarse algún acto que tenga por objeto o finalidad la protección de alguno de los bienes jurídicos previsto en el artículo 15 de la legislación, sino para que no se aplique en contra del Instituto actor una política de reducción salarial, sobre emolumentos que ya se venía contemplando.

[...]

82. Por tanto, habiéndose acreditado que no se actualiza ninguno de los criterios negativos y, por el contrario, habiendo constatado que se colman los criterios positivos establecidos por jurisprudencia del Pleno de esta Suprema Corte, debe revocarse el acuerdo impugnado y concederse la suspensión solicitada por la parte actora en la controversia constitucional 81/2021; para el efecto de que las remuneraciones que perciban los servidores públicos del Instituto actor para el ejercicio fiscal actual y hasta en tanto se resuelva la controversia constitucional, no sean fijadas en términos de la ley reclamada, sino exclusivamente por lo dispuesto en los artículos 28, párrafos décimo quinto al vigésimo, fracción II, 75 y 127 de la Constitución Federal, así como el tercero transitorio del Decreto de reforma constitucional publicado en el Diario Oficial de la Federación de veinticuatro de agosto de dos mil nueve”.

99 de 125

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

Lo anterior, para el efecto de que se mantenga la previsión salarial previamente existente, que en su momento no puso en peligro la seguridad o economía nacional o las instituciones fundamentales del orden jurídico mexicano, esto es, que se contemplen las cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018.

Con base en lo señalado en lo anterior y dado que el Instituto es un órgano constitucional autónomo, que cuenta con un sistema de servicio profesional que incorpora condiciones generales de trabajo, y cuyo personal desarrolla un trabajo técnico calificado y de especialización en su función, actualiza los supuestos establecidos en la fracción III del artículo 127 Constitucional.

Por lo anterior, apegándose estrictamente a las mismas cantidades y montos fijados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2018 se da cumplimiento a lo dispuesto en el artículo 127, fracción III de la Constitución Política de los Estados Unidos Mexicanos.

ANEXO 23.12. INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES

ANEXO 23.12.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (Netos Mensuales) (pesos) 2025

Tipo de personal	Nivel		Sueldos y Salarios		Prestaciones en Efectivo y en Especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS
Comisionado Presidente / Comisionados		HB1		114,245		34,433		148,678
Secretario		KB2		104,861		22,481		127,342
Director General / Jefe de Ponencia / Contralor		KA4		98,356		21,144		119,500
Secretario de Ponencia	MD1	MD5	76,420	94,068	17,111	20,279	93,531	114,347
Director de Área	MC2	MC5	64,323	81,005	14,787	17,921	79,110	98,926
Subdirector de Área	NC2	MB2	41,192	57,768	10,196	13,584	51,388	71,352
Jefe de Departamento / Consultor / Auditor	OC3	NB2	25,639	35,354	8,284	9,999	33,923	45,353
Enlace / Proyectista / Asesor	PC1	OB6	15,780	23,273	7,046	8,487	22,826	31,760
Secretaria	PC3	OD3	18,035	26,000	8,104	9,578	26,139	35,578
Chofer	OB1	OB5	14,016	22,227	7,307	8,914	21,323	31,141
Auxiliar Administrativo	PA1	PA6	12,263	17,314	6,991	7,959	19,254	25,273

1/

La percepción ordinaria neta mensual corresponde a la cantidad que perciben los servidores públicos del Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales, una vez aplicadas las disposiciones fiscales vigentes para el ejercicio 2024.

ANEXO 23.12.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES (Brutos Mensuales) (Pesos) 2025

Tipo de personal	Nivel		Sueldos y Salarios		Prestaciones en Efectivo y en Especie		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS
Comisionado Presidente / Comisionados		HB1		162,148		49,692		211,840
Secretario		KB2		146,851		31,701		178,553
Director General / Jefe de Ponencia / Contralor		KA4		136,883		29,752		166,635
Secretario de Ponencia	MD1	MD5	103,936	130,441	23,309	28,492	127,245	158,933
Director de Área	MC2	MC5	85,898	110,679	19,781	24,627	105,679	135,307
Subdirector de Área	NC2	MB2	52,291	76,255	13,209	17,896	65,501	94,150
Jefe de Departamento / Consultor / Auditor	OC3	NB2	31,580	44,369	9,767	12,268	41,346	56,636
Enlace / Proyectista / Asesor	PC1	OB6	18,960	28,561	7,906	9,784	26,866	38,345
Secretaría	PC3	OD3	21,826	32,097	9,074	11,083	30,901	43,180
Chofer	OB1	OB5	16,750	27,192	8,082	10,124	24,832	37,316
Auxiliar Administrativo	PA1	PA6	14,526	20,907	7,647	8,894	22,173	29,801

1/	La percepción ordinaria bruta mensual corresponde a la cantidad que perciben los servidores públicos del Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales

100 de 125

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.2. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES

COMISIONADO PRESIDENTE / COMISIONADOS 2025 (pesos)

Descripción	Remuneración Total	ISR	Remuneración Neta	Mensual Neta
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPIONES ORDINARIAS	1,898,913	—	1,898,913	158,243
Impuesto sobre la renta retenido*	724,137	—	—	—
Percepción ordinaria bruta anual	2,623,049	724,137	1,898,912	158,243
a) Sueldos y salarios:	1,945,771	563,186	1,382,585	115,215
i) Sueldo base	303,887	87,957	215,930	17,994
ii) Compensación garantizada	1,641,884	475,228	1,166,656	97,221
b) Prestaciones:	677,279	160,951	516,328	43,027
i) Aportaciones a seguridad social	61,218	—	61,218	5,101
ii) Ahorro solidario	19,753	—	19,753	1,646
iii) Prima vacacional	108,098	31,288	76,810	6,401
iv) Aguinaldo (sueldo base)	37,986	10,995	26,991	2,249
v) Gratificación de fin de año (compensación garantizada)	205,235	59,404	145,831	12,153
vi) Prima quinquenal (antigüedad)	2,820	816	2,004	167
vii) Ayuda para despensa y comedor	10,620	—	10,620	885
viii) Seguro de vida institucional	29,187	—	29,187	2,432
ix) Seguro colectivo de retiro	425	—	425	35
x) Prestaciones de seguridad social y otras prestaciones	201,937	58,449	143,488	11,957

*	El cálculo se efectuó de conformidad con las disposiciones fiscales vigentes para el ejercicio fiscal 2024.

Nota: Los totales pueden no coincidir, debido al redondeo.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.3. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES

COMISIONADO PRESIDENTE / COMISIONADOS 2025 (pesos)

Descripción	Remuneración total	ISR

REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	115,305	—
Impuesto sobre la renta retenido y deducciones personales	47,996	—
Percepciones ordinarias:	163,301	47,996
a) Sueldos y salarios:	162,146	47,657
i) Sueldo base	25,323	7,443
ii) Compensación garantizada	136,823	40,214
b) Prestaciones:	1,155	339
vi) Prima quinquenal (antigüedad)	235	69
vii) Ayuda para despensa y comedor	885	260
ix) Seguro colectivo de retiro	35	10

ANEXO 23.12.4. PERCEPCIÓN EXTRAORDINARIA EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES

(Netos Mensuales/Pesos) 2025

Tipo de personal	Nivel		Percepción Extraordinaria
	Mínimo	Máximo	Mínimo	Máximo

PERSONAL DE MANDO Y ENLACE/HOMÓLOGOS			—	—
Comisionado Presidente / Comisionados		HB1	—	—
Secretario		KB2	—	—
Director General / Jefe de Ponencia / Contralor		KA4	—	—
Secretario de Ponencia	MD1	MD5	—	—
Director de Área	MC2	MC5	—	—
Subdirector de Área	NC2	MB2	—	—
Jefe de Departamento / Consultor / Auditor	OC3	NB2	—	—
Enlace / Proyectista / Asesor	PC1	OB6	—	—
Secretaria	PC3	OD3	—	—
Chofer	OB1	OB5	—	—
Auxiliar Administrativo	PA1	PA6	—	—

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.5. PERCEPCIÓN EXTRAORDINARIA EN EL INSTITUTO NACIONAL DE TRANSPARENCIA, ACCESO A LA INFORMACIÓN Y PROTECCIÓN DE DATOS PERSONALES

(Brutos Mensuales/Pesos) 2025

Tipo de personal	Nivel		Percepción Extraordinaria
	Mínimo	Máximo	Mínimo	Máximo

PERSONAL DE MANDO Y ENLACE / HOMÓLOGOS			—	—
Comisionado Presidente / Comisionados		HB1	—	—
Secretario		KB2	—	—
Director General / Jefe de Ponencia / Contralor		KA4	—	—
Secretario de Ponencia	MD1	MD5	—	—
Director de Área	MC2	MC5	—	—
Subdirector de Área	NC2	MB2	—	—
Jefe de Departamento / Consultor / Auditor	OC3	NB2	—	—
Enlace / Proyectista / Asesor	PC1	OB6	—	—
Secretaria	PC3	OD3	—	—
Chofer	OB1	OB5	—	—
Auxiliar Administrativo	PA1	PA6	—	—

ANEXO 23.13. FISCALÍA GENERAL DE LA REPÚBLICA

ANEXO 23.13.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA FISCALÍA GENERAL DE LA REPÚBLICA (NETOS MENSUALES) (pesos)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
			(Efectivo y especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Directivo
Fiscales	36,717	135,342	9,281	34,933	45,998	170,275
Titulares Sustantivos	84,332	134,347	19,790	34,572	104,122	168,919
Titulares Administrativos	84,332	134,347	19,790	34,572	104,122	168,919
Mando
Sustantivo	22,118	100,502	6,541	24,757	28,659	125,259
Administrativo	22,118	100,502	6,541	24,757	28,659	125,259
Agentes del Ministerio Público de la Federación
De Coordinación Ministerial	80,786	86,302	17,999	20,293	98,785	106,595
De Supervisión Ministerial	41,731	65,631	10,246	16,509	51,977	82,140
De Apoyo Ministerial	16,914	25,357	5,290	7,450	22,204	32,807
Agentes de la Policía Federal Ministerial
De Coordinación Policial	44,533	67,179	10,143	17,672	54,676	84,851
De Supervisión Policial	33,101	37,995	7,881	9,816	40,982	47,811
De Apoyo Policial	16,914	27,076	5,290	7,770	22,204	34,846
Peritos
De Coordinación Pericial	43,232	58,818	10,036	15,307	53,268	74,125
De Supervisión Pericial	35,821	48,013	8,602	12,397	44,423	60,410

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

De Apoyo Pericial	16,914	19,703	5,290	6,561	22,204	26,264
Analistas
De Coordinación de Analistas	52,338	57,663	11,734	13,651	64,072	71,314
De Supervisión de Analistas	31,063	43,927	8,008	11,098	39,071	55,025
De Apoyo de Analistas	16,914	25,357	5,290	7,450	22,204	32,807
Facilitadores
Facilitadores	31,641	31,641	8,061	8,995	39,702	40,636
De Apoyo a Facilitadores	20,024	22,503	5,887	7,250	25,911	29,753
Especializado
Pilotos	35,550	90,738	19,860	33,617	55,410	124,355
Apoyo Aéreo	17,351	38,248	5,590	9,906	22,941	48,154
Apoyo al Proceso Sustantivo	36,716	51,905	9,264	12,888	45,980	64,793
Ventanilla Única	16,914	25,221	5,290	7,862	22,204	33,083
Desarrolladores	25,262	47,305	6,433	12,238	31,695	59,543
Traductores	24,270	35,209	6,847	9,725	31,117	44,934
Atención a Víctimas	21,245	30,229	6,084	8,660	27,329	38,889
Profesional
Coordinadores de Proyectos	21,920	79,559	6,433	19,507	28,353	99,066
Abogados	22,118	84,332	6,299	21,036	28,417	105,368
Evaluadores	18,274	43,117	5,537	11,093	23,811	54,210
Docentes	11,753	22,119	4,718	7,189	16,471	29,308
Técnico
Protección a Personas	41,331	64,556	9,413	14,832	50,744	79,388
De Protección a Instalaciones Estratégicas	13,117	34,410	4,608	9,566	17,725	43,976
Administrativo
Apoyo Administrativo	12,848	21,245	4,819	7,178	17,667	28,423
Operativo Confianza	11,190	13,994	10,294	11,720	21,484	25,714
Operativo Base	11,304	12,952	10,322	11,558	21,626	24,510

Nota:

Las cantidades:

a)	Incluyen los ingresos que reciben las personas servidoras públicas independientemente de su periodicidad o fecha de pago.
b)	Consideran las disposiciones fiscales vigentes para el ejercicio 2024, y de seguridad social como la “Unidad de Medida Actualizada” (UMA) aplicable a partir del 01 de febrero de 2024.
c)

No incluyen el pago de las prestaciones que deriven del régimen complementario de seguridad social, previsto en el tercer párrafo de la fracción XIII, del Apartado “B”, del artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, ni la potenciación del seguro de vida institucional.

ANEXO 23.13.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA FISCALÍA GENERAL DE LA REPÚBLICA (BRUTOS MENSUALES) (pesos)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
			(Efectivo y especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Directivo
Fiscales	44,946	190,035	11,441	46,670	56,387	236,705
Titulares Sustantivos	113,116	188,527	26,415	46,134	139,531	234,661
Titulares Administrativos	113,116	188,527	26,415	46,134	139,531	234,661
Mando
Sustantivo	26,005	137,247	7,599	33,268	33,604	170,515
Administrativo	26,005	137,247	7,599	33,268	33,604	170,515
Agentes del Ministerio Público de la Federación
De Coordinación Ministerial	107,901	116,013	24,025	27,161	131,926	143,174
De Supervisión Ministerial	51,711	85,854	13,019	21,241	64,730	107,095
De Apoyo Ministerial	19,387	30,123	6,078	8,766	25,465	38,889
Agentes de la Policía Federal Ministerial
De Coordinación Policial	55,714	88,065	13,084	22,611	68,798	110,676
De Supervisión Policial	40,218	46,616	9,477	12,226	49,695	58,842

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

De Apoyo Policial	19,387	32,340	6,078	9,186	25,465	41,526
Peritos
De Coordinación Pericial	53,856	76,121	12,892	19,381	66,748	95,502
De Supervisión Pericial	43,774	60,686	10,489	15,708	54,263	76,394
De Apoyo Pericial	19,387	22,933	6,078	7,538	25,465	30,471
Analistas
De Coordinación de Analistas	66,864	74,472	15,212	17,603	82,076	92,075
De Supervisión de Analistas	37,553	54,848	9,526	14,114	47,079	68,962
De Apoyo de Analistas	19,387	30,123	6,078	8,766	25,465	38,889
Facilitadores
Facilitadores	38,309	38,309	9,603	10,625	47,912	48,934
De Apoyo a Facilitadores	23,342	26,494	6,797	8,345	30,139	34,839
Especializado
Pilotos	43,420	122,537	21,705	41,109	65,125	163,646
Apoyo Aéreo	19,943	46,947	6,401	12,366	26,344	59,313
Apoyo al Proceso Sustantivo	44,944	66,245	11,330	16,457	56,274	82,702
Ventanilla Única	19,387	29,950	6,078	9,177	25,465	39,127
Desarrolladores	30,003	59,674	7,647	15,499	37,650	75,173
Traductores	28,741	42,974	7,997	11,630	36,738	54,604
Atención a Víctimas	24,894	36,462	7,041	10,225	31,935	46,687
Profesional
Coordinadores de Proyectos	25,753	106,097	7,423	25,544	33,176	131,641
Abogados	26,005	113,116	7,292	27,685	33,297	140,801
Evaluadores	21,116	53,692	6,379	14,058	27,495	67,750
Docentes	12,936	26,006	5,213	8,262	18,149	34,268
Técnico
Protección a Personas	51,140	84,318	12,129	19,396	63,269	103,714
De Protección a Instalaciones Estratégicas	14,598	41,929	5,219	11,325	19,817	53,254
Administrativo
Apoyo Administrativo	14,270	24,894	5,475	8,281	19,745	33,175
Operativo Confianza	12,266	15,674	10,656	12,329	24,097	29,178
Operativo Base	12,401	14,397	10,697	12,114	24,273	27,686

Nota:

Las cantidades:

a)	Incluyen los ingresos que reciben las personas servidoras públicas independientemente de su periodicidad o fecha de pago.
b)	Consideran las disposiciones fiscales vigentes para el ejercicio 2024, y de seguridad social como la “Unidad de Medida Actualizada” (UMA) aplicable a partir del 01 de febrero de 2024.
c)

No incluyen el pago de las prestaciones que deriven del régimen complementario de seguridad social, previsto en el tercer párrafo de la fracción XIII, del Apartado “B”, del artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, ni la potenciación del seguro de vida institucional.

ANEXO 23.13.2. REMUNERACIÓN TOTAL ANUAL DEL FISCAL GENERAL DE LA REPÚBLICA (pesos)

Descripción	Remuneración Total	ISR	Remuneración Neta	Mensual Neta
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,042,535	—	2,042,535	170,211
Impuesto sobre la renta retenido	797,151	—	—	—
Percepción ordinaria bruta anual	2,839,686	797,151	2,042,535	170,211
a) Sueldos y salarios:	2,280,420	656,310	1,624,110	135,342
i) Sueldo base	511,632	147,276	364,356	30,363
ii) Compensación adicional por servicios especiales	1,768,788	509,034	1,259,754	104,979
b) Prestaciones:	559,266	140,841	418,425	34,869
i) Aportaciones a seguridad social	78,737	—	78,737	6,561
ii) Ahorro solidario	25,405	—	25,405	2,117
iii) Prima vacacional	14,212	4,278	9,934	828

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

iv) Aguinaldo (sueldo base)	84,455	27,607	56,848	4,737
v) Gratificación de fin de año (Compensación adicional por servicios especiales)	297,776	101,244	196,532	16,378
vi) Prima quinquenal (antigüedad)	4,500	1,530	2,970	248
vii) Ayuda para despensa	18,180	6,181	11,999	1,000
viii) Seguro de vida institucional	35,575	—	35,575	2,965
ix) Seguro colectivo de retiro	425	—	425	35

*	No incluye $63.80 del Seguro de Responsabilidad Civil y Asistencia Legal

ANEXO 23.13.3. REMUNERACIÓN TOTAL LÍQUIDA MENSUAL DEL FISCAL GENERAL DE LA REPÚBLICA (pesos)

Descripción	Remuneración Total	ISR
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	132,587	59,373
Impuesto sobre la renta retenido y deducciones personales	59,373	4,038
I. Percepciones ordinarias:	191,960	55,335
a) Sueldos y salarios:	190,035	54,693
i) Sueldo base	42,636	12,273
ii) Compensación adicional por servicios especiales	147,399	42,420
b) Prestaciones:	1,925	642
iii) Prima quinquenal (antigüedad)	375	127
iv) Ayuda para despensa	1,515	515
v) Seguro colectivo de retiro	35	—

ANEXO 23.14. INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

ANEXO 23.14.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

(NETOS MENSUALES) (pesos)

Tipo de personal	Sueldos y Salarios		Prestaciones		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Presidencia del Instituto		130,887		15,763		146,650
Vicepresidencia		130,887		15,763		146,650
Jefatura de Unidad		128,453		15,332		143,785
Dirección General	126,568	127,951	15,128	15,277	141,696	143,228
Coordinación General / Dirección General Adjunta / Dirección Regional	103,275	124,838	12,449	14,809	115,724	139,647
Dirección de Área	58,718	102,516	7,686	12,318	66,404	114,834
Subdirección de Área	36,086	54,779	5,408	7,168	41,494	61,947
Jefatura de Departamento	25,432	35,818	4,390	5,368	29,822	41,186
Personal de Enlace	17,697	22,891	3,681	4,160	21,378	27,051
Personal Operativo	10,625	14,970	6,737	6,841	17,362	21,811

La percepción ordinaria neta incluye los ingresos que reciben los servidores públicos independientemente de su periodicidad o fecha de pago. Así mismo contempla la aplicación de las disposiciones fiscales y de seguridad social.

Los límites de percepción ordinaria no consideran los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y del aguinaldo de la compensación garantizada.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.14.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

(BRUTOS MENSUALES) (pesos)

Tipo de personal	Sueldos y Salarios		Prestaciones		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Presidencia del Instituto		188,527		23,764		212,291
Vicepresidencia		188,527		23,764		212,291
Jefatura de Unidad		184,004		23,095		207,099
Dirección General	181,148	183,243	22,778	23,011	203,926	206,254
Coordinación General / Dirección General Adjunta / Dirección Regional	145,135	177,806	18,652	22,283	163,787	200,089
Dirección de Área	78,844	143,735	11,175	18,453	90,019	162,188
Subdirección de Área	46,083	72,566	7,403	10,358	53,486	82,924
Jefatura de Departamento	31,989	45,655	5,804	7,340	37,793	52,995
Personal de Enlace	21,900	28,563	4,635	5,388	26,535	33,951
Personal Operativo	12,990	18,657	8,348	8,605	21,338	27,262

La percepción ordinaria bruta incluye los ingresos que reciben los servidores públicos independientemente de su periodicidad o fecha de pago.

Los límites de percepción ordinaria no consideran los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y del aguinaldo de la compensación garantizada.

ANEXO 23.14.2. LÍMITES DE PERCEPCIÓN EXTRAORDINARIA NETA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

Tipo de personal	Pago Extraordinario Anual Unitario Máximo
Presidencia del Instituto
Vicepresidencia
Jefatura de Unidad	39,505
Dirección General	39,534
Coordinación General / Dirección General Adjunta / Dirección Regional	39,932
Dirección de Área	41,408
Subdirección de Área	44,872
Jefatura de Departamento	51,723
Personal de Enlace	82,695
Personal Operativo	225,179

La percepción extraordinaria se otorga al personal que se hace acreedor a la misma, siempre y cuando se cumplan los requisitos establecidos en el marco normativo aplicable.

La percepción extraordinaria neta incluyen la aplicación de las disposiciones fiscales.

Los límites de percepción extraordinaria no consideran los efectos del artículo 129 de la Ley de Premios, Estímulos y Recompensas Civiles, respecto del impuesto sobre la renta del premio nacional de antigüedad y recompensa anual.

ANEXO 23.14.3. PERCEPCIONES EXTRAORDINARIAS BRUTAS MENSUALES EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

Tipo de personal	Pago Extraordinario Mensualizado
Presidencia del Instituto
Vicepresidencia
Jefatura de Unidad	4,614
Dirección General	4,614
Coordinación General / Dirección General Adjunta / Dirección Regional	4,614
Dirección de Área	4,614
Subdirección de Área	4,673
Jefatura de Departamento	5,215
Personal de Enlace	7,672
Personal Operativo	20,860

Las percepciones extraordinarias se encuentran representadas en términos mensuales y su otorgamiento se realiza de forma anual al personal que se hace acreedor a las mismas, siempre y cuando se cumplan los requisitos establecidos en el marco normativo aplicable.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.14.4. REMUNERACIÓN TOTAL ANUAL DE LA PRESIDENTA DEL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

NIVEL JERÁRQUICO: HC3	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,947,787
Impuesto sobre la renta	746,173
Percepción bruta anual	2,693,960
I. Percepciones ordinarias:	2,693,960
a) Sueldos y salarios:	2,262,324
I) Sueldo base	400,200
II) Compensación garantizada	1,862,124
b) Prestaciones:	431,636
I) Aportaciones de seguridad social	85,347
II) Ahorro solidario	25,405
III) Prima vacacional	11,117
IV) Aguinaldo (sueldo base)	44,467
V) Gratificación de fin de año (Compensación garantizada)	206,903
VI) Prima quinquenal (antigüedad)	4,500
VII) Ayuda para despensa	18,180
VIII) Seguro de vida institucional	35,292
IX) Seguro colectivo de retiro	425

El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se consideró la estimación de 5 quinquenios.

La remuneración total anual no contempla los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del impuesto sobre la renta del aguinaldo de sueldo base y del aguinaldo de la compensación garantizada.

ANEXO 23.14.5. REMUNERACIÓN TOTAL ANUAL DE LAS VICEPRESIDENCIAS DEL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

NIVEL JERÁRQUICO: HA1	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,947,787
Impuesto sobre la renta	746,173
Percepción bruta anual	2,693,960
I. Percepciones ordinarias:	2,693,960
a) Sueldos y salarios:	2,262,324
I) Sueldo base	400,200
II) Compensación garantizada	1,862,124
b) Prestaciones:	431,636
I) Aportaciones de seguridad social	85,347
II) Ahorro solidario	25,405
III) Prima vacacional	11,117
IV) Aguinaldo (sueldo base)	44,467
V) Gratificación de fin de año (Compensación garantizada)	206,903
VI) Prima quinquenal (antigüedad)	4,500
VII) Ayuda para despensa	18,180
VIII) Seguro de vida institucional	35,292
IX) Seguro colectivo de retiro	425

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El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se consideró la estimación de 5 quinquenios.

La remuneración total anual no contempla los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del impuesto sobre la renta del aguinaldo de sueldo base y del aguinaldo de la compensación garantizada.

ANEXO 23.15. TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA

ANEXO 23.15.1. REMUNERACIÓN TOTAL ANUAL DEL MAGISTRADO PRESIDENTE DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

REMUNERACIÓN TOTAL ANUAL DE PERCEPCIONES ORDINARIAS	1,851,195
Impuesto sobre la renta retenido	687,540
Percepción ordinaria bruta anual	2,538,735
a) Sueldos y salarios:	1,998,768
i) Sueldo base	404,568
ii) Compensación Garantizada	1,594,200
b) Prestaciones:	559,790
i) Aportaciones de seguridad social	78,737
ii) Ahorro solidario	25,405
iii) Prima Vacacional	11,238
iv) Aguinaldo (sueldo base)	68,109
v) Gratificación de fin de año (compensación garantizada)	269,291
vi) Prima Quinquenal (antigüedad)	4,500
vii) Ayuda de Despensa	18,180
viii) Seguro de Vida Institucional	41,974
ix) Seguro Colectivo de Retiro	425
x) Seguro de Gastos Médicos Mayores	22,108

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018 y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluye los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como servicios de seguridad.

ANEXO 23.15.2. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DEL MAGISTRADO PRESIDENTE DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Remuneración Ordinaria Total Líquida Mensual Neta	117,647
Impuesto Sobre la Renta Retenido, y deducciones de Seguridad Social	50,842
Percepción Ordinaria Bruta Líquida Mensual	168,489
a) Sueldos y Salarios:	166,564
i) Sueldo Base	33,714

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ii) Compensación Garantizada	132,850
b) Prestaciones:	1,925
i) Prima Quinquenal	375
ii) Ayuda de Despensa	1,515
iii) Seguro Colectivo de Retiro	35

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018 y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluye los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como servicios de seguridad.

ANEXO 23.15.3. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA NETA TOTAL EN EL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Grupo	Nivel	Número de Plazas	Sueldos y salarios		Prestaciones /1		Percepción Ordinaria Total Neta
			Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Magistrada o Magistrado	1, 2, 3 y 4	202	119,357	119,852	33,431	33,545	152,788	153,397
Titular	5	4	—	117,753	—	32,918	—	150,671
Jefa o Jefe de Unidad	6	4	—	108,888	—	29,913	—	138,801
Directora o Director General o Coordinadora o Coordinador General o Secretaria Técnica o Secretario Técnico o Asesora o Asesor	7, 8, 9 y 10	24	81,201	103,359	21,397	28,107	102,598	131,466
Titular de Unidad	12 y 21	4	46,154	71,593	13,141	19,343	59,295	90,936
Secretaria o Secretario de Acuerdos	11, 13, 17, 18, 20 y 21	612	46,154	75,081	13,141	20,208	59,295	95,289
Directora o Director De Área o Asesora O Asesor o Coordinadora o Coordinador	11, 14, 15, 19 y 21	60	46,154	75,081	13,141	20,208	59,295	95,289
Coordinadora o Coordinador	17 y 19	5	52,033	58,097	14,545	15,939	66,578	74,036
Subdirectora o Subdirector de Área o Delegada o Delegado Administrativo o Coordinadora o Coordinador Adjunto o Secretaria o Secretario General de Sindicato	22, 23, 24, 25, 26 y 27	177	26,318	45,422	9,036	13,003	35,354	58,425
Actuaria o Actuario	27	165	—	26,318	—	9,036	—	35,354
Oficial Jurisdiccional	28 y 29	382	23,318	23,554	8,531	8,571	31,849	32,125
Jefa o Jefe de Departamento o Delegada o Delegado Sindical	28, 29 y 30	164	21,217	23,554	8,178	8,571	29,395	32,125

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Operadora u Operador de Servicios	30	36	—	21,217	—	8,178	—	29,395
Oficial de Partes	31	95	—	17,557	—	7,490	—	25,047
Enlace	31, 32 y 33	738	13,206	17,557	6,763	7,490	19,969	25,047
Operativo	34 y 35	832	11,753	13,994	12,009	12,565	23,762	26,559

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018 y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluye los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como servicios de seguridad.

ANEXO 23.15.4. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA BRUTA MENSUAL EN EL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Grupo	Nivel	Número de Plazas	Sueldos y salarios		Prestaciones Brutas		Prestación Ordinaria Total Bruta
			Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Magistrada o Magistrado	1, 2, 3 y 4	202	165,814	166,564	46,109	58,279	211,923	224,843
Titular	5	4	—	163,385	—	45,304	—	208,689
Jefa o Jefe de Unidad	6	4	—	149,953	—	41,097	—	191,050
Directora o Director General o Coordinadora o Coordinador General o Secretaria Técnica o Secretario Técnico o Asesora o Asesor	7, 8, 9 y 10	24	108,512	141,575	31,323	39,039	139,835	180,614
Titular de Unidad	12 y 21	4	58,030	94,382	18,278	25,618	76,308	120,000
Secretaria o Secretario de Acuerdos	11, 13, 17, 18, 20 y 21	612	58,030	99,512	18,278	26,643	76,308	126,155
Directora o Director De Área o Asesora O Asesor o Coordinadora o Coordinador	11, 14, 15, 19 y 21	60	58,030	99,512	18,278	26,643	76,308	126,155
Coordinadora o Coordinador	17 y 19	5	66,428	75,091	19,945	21,612	86,373	96,703
Subdirectora o Subdirector de Área o Delegada o Delegado Administrativo o Coordinadora o Coordinador Adjunto o Secretaria o Secretario General de Sindicato	22, 23, 24, 25, 26 y 27	177	31,348	56,984	13,325	18,106	44,673	75,090
Actuaria o Actuario	27	165	—	31,348	—	13,325	—	44,673
Oficial Jurisdiccional	28 y 29	382	27,530	27,830	12,697	12,746	40,227	40,576
Jefa o Jefe de Departamento o Delegada o Delegado Sindical	28, 29 y 30	164	24,858	27,830	12,258	12,746	37,116	40,576

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Operadora u Operador de Servicios	30	36	—	24,858	—	12,258	—	37,116
Oficial de Partes	31	95	—	20,205	—	11,421	—	31,626
Enlace	31, 32 y 33	738	14,706	20,205	10,517	11,421	25,223	31,626
Operativo	34 y 35	832	12,936	15,047	13,650	13,930	26,586	28,977

1)

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018, y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluyen los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como por servicios de seguridad.

NOTA GENERAL: Las remuneraciones referidas en el Anexo 23 para los poderes Legislativo y Judicial y de los entes autónomos que se presentan, son las remitidas de conformidad con la información enviada por cada uno de esos poderes y entes autónomos.

ANEXO 24. PREVISIONES SALARIALES Y ECONÓMICAS DE LOS RAMOS 25 Y 33 (pesos)

		Incremento a las percepciones	Creación de plazas	Otras medidas de carácter económico, laboral y contingente	Total
Ramos Generales
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	26,031,760,726	650,000,000	5,767,182,948	32,448,943,674
	Autoridad Educativa Federal en la Ciudad de México	1,718,330,325		2,487,068,846	4,205,399,171
	Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo	24,054,404,957	650,000,000	3,227,256,863	27,931,661,820
	Fondo de Aportaciones para la Educación Tecnológica y de Adultos	259,025,444		52,857,239	311,882,683
33	Aportaciones Federales para Entidades Federativas y Municipios	1,535,409,252	0	252,129,566	1,787,538,818
	Fondo de Aportaciones para los Servicios de Salud	1,535,409,252		252,129,566	1,787,538,818

ANEXO 25. PROGRAMAS SUJETOS A REGLAS DE OPERACIÓN

08 Agricultura y Desarrollo Rural
Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.
Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)
Sanidad e Inocuidad Agroalimentaria
Precios de Garantía a Productos Alimentarios Básicos
Fertilizantes
Producción para el Bienestar
Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura
11 Educación Pública
Beca Universal de Educación Básica Rita Cetina
Programa para el Desarrollo Profesional Docente
Programa de Cultura Física y Deporte

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Programa Nacional de Inglés
La Escuela es Nuestra
Jóvenes Escribiendo el Futuro
Fortalecimiento de los Servicios de Educación Especial (PFSEE)
Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)
Fortalecimiento a la Excelencia Educativa
Beca Universal de Educación Media Superior Benito Juárez
Educación para Adultos (INEA)
Expansión de la Educación Inicial
12 Salud
Programa de Atención a Personas con Discapacidad
14 Trabajo y Previsión Social
Programa de Apoyo al Empleo (PAE)
Jóvenes Construyendo el Futuro
15 Desarrollo Agrario, Territorial y Urbano
Programa de Vivienda Social
Programa para Regularizar Asentamientos Humanos
Programa de Mejoramiento Urbano (PMU)
16 Medio Ambiente y Recursos Naturales
Programa de Conservación para el Desarrollo Sostenible
Agua Potable, Drenaje y Tratamiento
Programa de Apoyo a la Infraestructura Hidroagrícola
Desarrollo Forestal Sustentable para el Bienestar
20 Bienestar
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras
Pensión para el Bienestar de las Personas Adultas Mayores
Pensión para el Bienestar de las Personas con Discapacidad Permanente
Sembrando Vida
38 Ciencia, Humanidades, Tecnología e Innovación
Becas de posgrado y apoyos a la calidad
Sistema Nacional de Investigadoras e Investigadores
47 Entidades no Sectorizadas
Programa de Apoyo a la Educación Indígena
Fortalecimiento a la atención médica
Programa para el Bienestar Integral de los Pueblos Indígenas
48 Cultura
Programas del Fondo Nacional de Fomento a las Artesanías (FONART)
Programa de Apoyos a la Cultura
Programa Nacional de Becas Artísticas y Culturales
54 Mujeres
Programa de Apoyo a las Instancias de Mujeres en las Entidades Federativas (PAIMEF)
Programa para el Adelanto, Bienestar e Igualdad de las Mujeres

ANEXO 26. PRINCIPALES PROGRAMAS

04 Gobernación
Política y servicios migratorios
Promover la Protección de los Derechos Humanos y Prevenir la Discriminación

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Registro e Identificación de Población
Determinación, ejecución y seguimiento a las acciones de búsqueda de Personas Desaparecidas y No Localizadas
08 Agricultura y Desarrollo Rural
Precios de Garantía a Productos Alimentarios Básicos
Fertilizantes
Producción para el Bienestar
Programa de Abasto Social de Leche a cargo de Liconsa, S.A. de C.V.
Programa de Abasto Rural a cargo de Diconsa, S.A. de C.V. (DICONSA)
Sanidad e Inocuidad Agroalimentaria
Adquisición de leche nacional
Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura
09 Infraestructura, Comunicaciones y Transportes
Proyectos Ferroviarios para Transporte de Carga y Pasajeros
Proyectos de Transporte Masivo de Pasajeros
Reconstrucción y Conservación de Carreteras
11 Educación Pública
Jóvenes Escribiendo el Futuro
Beca Universal de Educación Media Superior Benito Juárez
Universidades para el Bienestar Benito Juárez García
Servicios de Educación Media Superior
Servicios de Educación Superior y Posgrado
Desarrollo Cultural
Investigación científica y desarrollo tecnológico
Educación para Adultos (INEA)
Educación Inicial y Básica Comunitaria
Beca Universal de Educación Básica Rita Cetina
Subsidios para organismos descentralizados estatales
Programa de Cultura Física y Deporte
La Escuela es Nuestra
12 Salud
Atención a la Salud
Prevención y atención contra las adicciones
Salud materna, sexual y reproductiva
Prevención y atención de VIH/SIDA y otras ITS
Programa de vacunación
13 Marina
Corredor Interoceánico del Istmo de Tehuantepec
14 Trabajo y Previsión Social
Jóvenes Construyendo el Futuro
15 Desarrollo Agrario, Territorial y Urbano
Programa de Mejoramiento Urbano (PMU)
Programa de Vivienda Social
16 Medio Ambiente y Recursos Naturales
Protección Forestal
Programa de Conservación para el Desarrollo Sostenible
Agua Potable, Drenaje y Tratamiento
Infraestructura de agua potable, alcantarillado y saneamiento
Infraestructura para la Protección de Centros de Población y Áreas Productivas

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Infraestructura para la modernización y rehabilitación de riego y temporal tecnificado
Operación y mantenimiento de infraestructura hídrica
20 Bienestar
Pensión para el Bienestar de las Personas Adultas Mayores
Pensión para el Bienestar de las Personas con Discapacidad Permanente
Sembrando Vida
Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras
Pensión Mujeres Bienestar
Salud Casa por casa
21 Turismo
Fomento y promoción de la inversión en el sector turístico
36 Seguridad y Protección Ciudadana
Administración del sistema federal penitenciario
Coordinación del Sistema Nacional de Protección Civil
Operación de la Guardia Nacional para la prevención, investigación y persecución de delitos
38 Ciencia, Humanidades, Tecnología e Innovación
Becas de posgrado y apoyos a la calidad
Sistema Nacional de Investigadoras e Investigadores
Programas nacionales estratégicos de ciencia, tecnología y vinculación con el sector social, público y privado
47 Entidades no Sectorizadas
Atención a la Salud y Medicamentos Gratuitos para la Población sin Seguridad Social Laboral
Programas del Instituto Nacional de los Pueblos Indígenas
Atención a la salud de personas sin seguridad social
Fortalecimiento a la atención médica
48 Cultura
Desarrollo Cultural
Protección y conservación del Patrimonio Cultural
Servicios educativos culturales y artísticos

ANEXO 27. CONSERVACION Y MANTENIMIENTO CARRETERO (pesos)

Estado	PROGRAMA PLURIANUAL DE CONSERVACIÓN	PROVISIONES PARA EL DESARROLLO, MODERNIZACIÓN Y REHABILITACIÓN DE INFRAESTRUCTURA DE COMUNICACIONES Y TRANSPORTE	MONTO
Nacional	10,000,000,000		10,000,000,000
		17,720,400,000	17,720,400,000

Total			27,720,400,000

ANEXO 28. SUBSIDIOS PARA ORGANISMOS DESCENTRALIZADOS ESTATALES (pesos)

MONTO
U006 Subsidios para organismos descentralizados estatales (UR 511)
Aguascalientes	1,070,434,360
Baja California	2,121,337,936
Baja California Sur	604,007,626
Campeche	1,194,500,231

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Chiapas	1,718,163,281
Chihuahua	2,513,773,541
Coahuila	1,784,071,990
Colima	1,945,767,116
Durango	1,712,675,301
Estado de México	2,724,545,085
Guanajuato	2,280,072,956
Guerrero	2,480,430,250
Hidalgo	1,746,203,987
Jalisco	7,548,617,568
Michoacán	2,497,717,802
Morelos	1,565,185,893
Nayarit	1,809,937,020
Nuevo León	6,842,010,486
Oaxaca	1,506,761,007
Puebla	5,420,022,782
Querétaro	1,786,079,071
Quintana Roo	380,212,852
San Luis Potosí	2,516,940,832
Sinaloa	5,713,146,939
Sonora	2,619,740,233
Tabasco	1,570,347,468
Tamaulipas	2,825,322,943
Tlaxcala	821,869,483
Veracruz	3,252,166,910
Yucatán	2,499,985,949
Zacatecas	1,932,774,171

Total	77,004,823,069

ANEXO 28.1 CONSOLIDACIÓN DE LAS UNIVERSIDADES INTERCULTURALES (pesos)

MONTO
S247 Programa para el Desarrollo Profesional Docente (Universidades Interculturales)
Universidad Intercultural de Chiapas	12,647,099
Universidad Intercultural del Estado de México	16,704,232
Universidad Intercultural del Estado de Tabasco	15,280,106
Universidad Intercultural del Estado de Puebla	10,608,827
Universidad Intercultural Indígena de Michoacán	9,647,420
Universidad Intercultural del Estado de Guerrero	4,134,614
Universidad Intercultural Maya de Quintana Roo	14,037,292
Universidad Intercultural Veracruzana	2,065,272
Universidad Autónoma Indígena de México_1/	12,840,165
Universidad Autónoma Intercultural del Estado de Hidalgo	1,147,186
Universidad Autónoma Intercultural de San Luis Potosí	1,147,186

Total	100,259,399

1/	Para efectos comparativos, la Universidad Autónoma Indígena de México se reportó en los ejercicios fiscales anteriores como la Universidad Autónoma Intercultural de Sinaloa.

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ANEXO 29. SUBSIDIOS PARA ACCIONES EN MATERIA DE AGUA (DISTRIBUCIÓN DEL PROGRAMA HIDRÁULICO) (pesos)

Estado	Subsidios Administración del Agua y Agua Potable	Subsidios Hidroagrícolas
Aguascalientes	37,274,786.00	10,384,728.00
Baja California	68,166,806.00	38,652,212.00
Baja California Sur	38,946,624.00	12,339,781.00
Campeche	49,240,914.00	30,266,794.00
Coahuila	39,106,919.00	20,043,820.00
Colima	17,359,067.00	12,082,589.00
Chiapas	98,919,575.00	157,837,261.00
Chihuahua	72,336,844.00	50,949,889.00
Ciudad de México	136,744,249.00	69,131,742.00
Durango	69,668,682.00	23,428,511.00
Guanajuato	107,606,556.00	107,675,362.00
Guerrero	451,788.00	121,342,426.00
Hidalgo	68,590,855.00	56,434,741.00
Jalisco	93,218,195.00	41,171,639.00
Estado de México	205,975,139.00	38,994,903.00
Michoacán	91,280,045.00	81,045,124.00
Morelos	68,228,765.00	34,672,303.00
Nayarit	542,146.00	15,800,892.00
Nuevo León	73,724,195.00	19,516,988.00
Oaxaca	99,809,409.00	65,259,010.00
Puebla	0.00	85,984,590.00
Querétaro	54,938,034.00	15,560,575.00
Quintana Roo	45,071,247.00	52,851,177.00
San Luis Potosí	84,247,177.00	58,431,373.00
Sinaloa	66,860,459.00	170,421,500.00
Sonora	76,263,164.00	91,114,149.00
Tabasco	68,649,450.00	39,333,433.00
Tamaulipas	81,573,747.00	114,917,835.00
Tlaxcala	20,861,724.00	6,351,531.00
Veracruz	134,518,290.00	114,306,625.00
Yucatán	58,446,654.00	87,790,360.00
Zacatecas	52,256,467.00	13,947,000.00
No Distribuible Geográficamente	5,187,439.00	0.00

Total	2,186,065,411.00	1,858,040,863.00

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 30. PREVENCIÓN, DETECCIÓN, INVESTIGACIÓN Y SANCIÓN DE HECHOS DE CORRUPCIÓN (pesos)

Ramo / Denominación Unidad Responsable	Ejes				MONTO
	1. Combatir la corrupción y la impunidad	2. Combatir la arbitrariedad y el abuso de poder	3. Promover la mejora de la gestión pública y de los puntos de contacto gobierno -sociedad	4. Involucrar a la sociedad y el sector privado
01 Poder Legislativo	0.00	2,822,588,134.00	0.00	0.00	2,822,588,134.00
Auditoría Superior de la Federación	0.00	2,822,588,134.00	0.00	0.00	2,822,588,134.00
03 Poder Judicial	1,063,330,297.00	522,868,273.00	45,038,112.00	0.00	1,631,236,682.00
Consejo de la Judicatura Federal	1,063,330,297.00	522,868,273.00	45,038,112.00	0.00	1,631,236,682.00
05 Relaciones Exteriores	2,000,000.00	0.00	0.00	0.00	2,000,000.00
06 Hacienda y Crédito Público	276,522,954.64	85,004,071.94	254,015,279.46	0.00	615,542,306.04
Dirección General de Programación y Presupuesto “C”	0.00	332,312.12	0.00	0.00	332,312.12
Comisión Nacional Bancaria y de Valores	7,277,408.00	0.00	0.00	0.00	7,277,408.00
Servicio de Administración Tributaria	269,245,546.64	84,671,759.82	254,015,279.46	0.00	607,932,585.92
10 Economía	0.00	7,258,514.00	18,650,502.00	0.00	25,909,016.00
Sector Central	0.00	7,258,514.00	18,650,502.00	0.00	25,909,016.00
11 Educación Pública	0.00	0.00	0.00	1,089,500,194.60	1,089,500,194.60
Sector Central	0.00	0.00	0.00	67,075,567.80	67,075,567.80
Universidad Pedagógica Nacional	0.00	0.00	0.00	267,343,789.38	267,343,789.38
Universidad Abierta y a Distancia de México	0.00	0.00	0.00	34,247,202.08	34,247,202.08
Centro de Enseñanza Técnica Industrial	0.00	0.00	0.00	169,815,612.60	169,815,612.60
Colegio de Bachilleres	0.00	0.00	0.00	549,625,440.25	549,625,440.25
Colegio Nacional de Educación Profesional Técnica	0.00	0.00	0.00	1,345,055.56	1,345,055.56
Universidad Autónoma Agraria Antonio Narro	0.00	0.00	0.00	47,526.93	47,526.93
20 Bienestar	0.00	0.00	8,171,068.40	0.00	8,171,068.40
27 Anticorrupción y Buen Gobierno 1/	195,170,741.41	874,848,991.92	130,565,018.05	24,629,623.29	1,225,214,374.66
32 Tribunal Federal de Justicia Administrativa	122,347,402.00	0.00	0.00	0.00	122,347,402.00
41 Comisión Federal de Competencia Económica	0.00	0.00	500,000.00	500,000.00	1,000,000.00
44 Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	16,506,698.69	8,770,009.88	11,157,695.97	0.00	36,434,404.54
47 Entidades no Sectorizadas	15,204,991.00	89,262,705.00	5,676,417.00	18,914,372.00	129,058,485.00
Secretaría Ejecutiva del Sistema Nacional Anticorrupción	15,204,991.00	89,036,661.00	5,676,417.00	18,914,372.00	128,832,441.00
Archivo General de la Nación	0.00	226,044.00	0.00	0.00	226,044.00
49 Fiscalía General de la República	227,750,908.00	0.00	0.00	0.00	227,750,908.00
Fiscalía Especializada en materia de Combate a la Corrupción	227,750,908.00	0.00	0.00	0.00	227,750,908.00
54 Mujeres 1/			2,546,200.00		2,546,200.00
Total	1,918,833,992.73	4,410,600,699.75	476,320,292.88	1,133,544,189.89	7,939,299,175.25

1/

A efecto de dar cumplimiento al Artículo 26, fracciones XIII y XXI, del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal”, publicado en el Diario Oficial de la Federación del 28 de noviembre de 2024.

ANEXO 31. ADECUACIONES APROBADAS POR LA H. CÁMARA DE DIPUTADOS (pesos)

		PROYECTO PEF	REDUCCIONES	AMPLIACIONES	REASIGNACIONES	PEF APROBADO
A: RAMOS AUTÓNOMOS		168,781,648,704	30,220,700,000	0	-30,220,700,000	138,560,948,704
Gasto Programable
01	Poder Legislativo	18,069,576,502	540,500,000	0	-540,500,000	17,529,076,502
	Cámara de Senadores	5,227,717,038	123,900,000	0	-123,900,000	5,103,817,038
	Cámara de Diputados	9,602,671,330	0	0	0	9,602,671,330
	Auditoría Superior de la Federación	3,239,188,134	416,600,000	0	-416,600,000	2,822,588,134
03	Poder Judicial	85,025,806,302	14,042,200,000	0	-14,042,200,000	70,983,606,302
	Suprema Corte de Justicia de la Nación	5,922,911,164	714,400,000	0	-714,400,000	5,208,511,164

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

	Consejo de la Judicatura Federal	75,142,703,862	13,117,200,000	0	-13,117,200,000	62,025,503,862
	Tribunal Electoral del Poder Judicial de la Federación	3,960,191,276	210,600,000	0	-210,600,000	3,749,591,276
22	Instituto Nacional Electoral	40,476,056,755	13,476,000,000	0	-13,476,000,000	27,000,056,755
35	Comisión Nacional de los Derechos Humanos	1,722,372,356	0	0	0	1,722,372,356
41	Comisión Federal de Competencia Económica	687,866,026	488,000,000	0	-488,000,000	199,866,026
43	Instituto Federal de Telecomunicaciones	1,680,000,000	1,180,000,000	0	-1,180,000,000	500,000,000
44	Instituto Nacional de Transparencia, Acceso a la Información y Protección de Datos Personales	993,990,582	494,000,000	0	-494,000,000	499,990,582
49	Fiscalía General de la República	20,125,980,181	0	0	0	20,125,980,181
RAMO: 40 INFORMACIÓN NACIONAL ESTADÍSTICA Y GEOGRÁFICA		12,245,298,773	0	0	0	12,245,298,773
	Instituto Nacional de Estadística y Geografía	12,245,298,773	0	0	0	12,245,298,773
RAMO: 32 Tribunal Federal de Justicia Administrativa		3,304,534,515	0	0	0	3,304,534,515
	Tribunal Federal de Justicia Administrativa	3,304,534,515	0	0	0	3,304,534,515
B: RAMOS ADMINISTRATIVOS		2,123,322,482,057	8,526,081,030	44,421,781,030	35,895,700,000	2,159,218,182,057
Gasto Programable
02	Oficina de la Presidencia de la República	867,637,939	44,111,269	0	-44,111,269	823,526,670
04	Gobernación	10,304,767,341	1,126,901,720	0	-1,126,901,720	9,177,865,621
05	Relaciones Exteriores	9,294,170,709	0	0	0	9,294,170,709
06	Hacienda y Crédito Público	25,626,341,869	0	1,106,364,372	1,106,364,372	26,732,706,241
07	Defensa Nacional	151,994,950,650	0	6,292,800,000	6,292,800,000	158,287,750,650
08	Agricultura y Desarrollo Rural	73,616,690,541	0	898,500,000	898,500,000	74,515,190,541
09	Infraestructura, Comunicaciones y Transportes	140,799,046,115	4,007,989,869	10,720,400,000	6,712,410,131	147,511,456,246
10	Economía	3,597,923,049	64,459,697	0	-64,459,697	3,533,463,352
11	Educación Pública 1/	450,887,888,417	2,316,000,000	17,300,000,000	14,984,000,000	465,871,888,417
12	Salud	66,693,191,547	0	0	0	66,693,191,547
13	Marina	65,888,744,605	0	0	0	65,888,744,605
14	Trabajo y Previsión Social	27,830,216,279	0	0	0	27,830,216,279
15	Desarrollo Agrario, Territorial y Urbano	38,048,025,025	0	0	0	38,048,025,025
16	Medio Ambiente y Recursos Naturales	44,370,522,371	0	0	0	44,370,522,371

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

18	Energía	138,307,358,236	0	0	0	138,307,358,236
20	Bienestar	579,883,866,555	0	0	0	579,883,866,555
21	Turismo	1,774,898,238	0	0	0	1,774,898,238
27	Anticorrupción y Buen Gobierno	1,699,025,258	0	0	0	1,699,025,258
31	Tribunales Agrarios	891,831,893	0	0	0	891,831,893
36	Seguridad y Protección Ciudadana	70,422,173,705	0	0	0	70,422,173,705
37	Consejería Jurídica del Ejecutivo Federal	149,620,646	0	0	0	149,620,646
38	Ciencia, Humanidades, Tecnología e Innovación 2/	33,295,924,363	0	0	0	33,295,924,363
45	Comisión Reguladora de Energía	199,854,863	0	0	0	199,854,863
46	Comisión Nacional de Hidrocarburos	173,285,941	0	0	0	173,285,941
47	Entidades no Sectorizadas	174,623,028,903	966,618,475	0	-966,618,475	173,656,410,428
48	Cultura	12,081,496,999	0	3,000,000,000	3,000,000,000	15,081,496,999
54	Mujeres	0	0	2,093,520,195	2,093,520,195	2,093,520,195
55	Agencia de Transformación Digital y Telecomunicaciones	0	0	3,010,196,463	3,010,196,463	3,010,196,463
C: RAMOS GENERALES		5,296,308,379,424	5,675,000,000	0	-5,675,000,000	5,290,633,379,424
Gasto Programable
19	Aportaciones a Seguridad Social	1,480,920,417,260	0	0	0	1,480,920,417,260
23	Provisiones Salariales y Económicas	165,753,815,372	5,675,000,000	0	-5,675,000,000	160,078,815,372
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	81,668,023,497	0	0	0	81,668,023,497
	Previsiones para servicios personales para los servicios de educación básica en la Ciudad de México, para el Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE) y para el Fondo de Aportaciones para la Educación Tecnológica y de Adultos	32,448,943,674	0	0	0	32,448,943,674
	Aportaciones para los servicios de educación básica y normal en la Ciudad de México	49,219,079,823	0	0	0	49,219,079,823
33	Aportaciones Federales para Entidades Federativas y Municipios	979,951,770,737	0	0	0	979,951,770,737

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

	Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE):	521,406,514,465	0	0	0	521,406,514,465
	Servicios Personales	477,160,453,763	0	0	0	477,160,453,763
	Otros de Gasto Corriente	12,278,574,538	0	0	0	12,278,574,538
	Gasto de Operación	18,591,078,842	0	0	0	18,591,078,842
	Fondo de Compensación	13,376,407,322	0	0	0	13,376,407,322
	Fondo de Aportaciones para los Servicios de Salud	81,220,460,093	0	0	0	81,220,460,093
	Fondo de Aportaciones para la Infraestructura Social, que se distribuye en:	123,742,791,935	0	0	0	123,742,791,935
	Entidades	14,999,422,790	0	0	0	14,999,422,790
	Municipal y de las Demarcaciones Territoriales del Distrito Federal	108,743,369,145	0	0	0	108,743,369,145
	Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal	125,352,319,044	0	0	0	125,352,319,044
	Fondo de Aportaciones Múltiples, que se distribuye para erogaciones de:	39,822,342,312	0	0	0	39,822,342,312
	Asistencia Social	18,318,277,465	0	0	0	18,318,277,465
	Infraestructura Educativa	21,504,064,847	0	0	0	21,504,064,847
	Fondo de Aportaciones para la Educación Tecnológica y de Adultos, que se distribuye para erogaciones de:	10,351,327,862	0	0	0	10,351,327,862
	Educación Tecnológica	6,561,822,775	0	0	0	6,561,822,775
	Educación de Adultos	3,789,505,087	0	0	0	3,789,505,087
	Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal	9,565,499,999	0	0	0	9,565,499,999
	Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas	68,490,515,027	0	0	0	68,490,515,027
Gasto No Programable
24	Deuda Pública	1,149,551,575,109	0	0	0	1,149,551,575,109

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

28	Participaciones a Entidades Federativas y Municipios	1,340,210,876,874	0	0	0	1,340,210,876,874
29	Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0	0	0	0	0
30	Adeudos de Ejercicios Fiscales Anteriores	45,800,000,000	0	0	0	45,800,000,000
34	Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	52,451,900,575	0	0	0	52,451,900,575
	Obligaciones incurridas a través de los programas de apoyo a deudores	575	0	0	0	575
	Obligaciones surgidas de los programas de apoyo a ahorradores	52,451,900,000	0	0	0	52,451,900,000
D: ENTIDADES SUJETAS A CONTROL PRESUPUESTARIO DIRECTO		1,995,025,779,894	0	0	0	1,995,025,779,894
Gasto Programable
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	525,615,400,000	0	0	0	525,615,400,000
GYR	Instituto Mexicano del Seguro Social	1,469,410,379,894	0	0	0	1,469,410,379,894
E: EMPRESAS PÚBLICAS DEL ESTADO		1,196,096,995,214	0	0	0	1,196,096,995,214
Gasto Programable
TYY	Petróleos Mexicanos (Consolidado)	464,255,180,753	0	0	0	464,255,180,753
TVV	Comisión Federal de Electricidad	545,471,651,446	0	0	0	545,471,651,446
Gasto No Programable
	Costo Financiero, que se distribuye para erogaciones de:	186,370,163,015	0	0	0	186,370,163,015
TYY	Petróleos Mexicanos (Consolidado)	147,890,685,602	0	0	0	147,890,685,602
TVV	Comisión Federal de Electricidad	38,479,477,413	0	0	0	38,479,477,413
Neteo: Resta de: a) aportaciones ISSSTE; y, b) subsidios, transferencias y apoyos fiscales a las entidades de control directo y empresas públicas del Estado.		1,493,069,318,581	0	0	0	1,493,069,318,581

GASTO NETO TOTAL		9,302,015,800,000	44,421,781,030	44,421,781,030	0	9,302,015,800,000

1/

Incluye movimiento compensado al interior del Programa Presupuestario U006 Subsidios para organismos descentralizados estatales, a través del cual se reasignan 2,316,000,000 pesos de la Subfunción 2.5.2 Educación Media Superior, no distribuibles geográficamente, a la Unidad Responsable 511 Dirección General de Educación Superior Universitaria e Intercultural. Este recurso se destinará para fortalecer los presupuestos de las universidades públicas estatales.

2/

A efecto de otorgar cumplimiento al Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal, publicado en el Diario Oficial de la Federación del 28 de noviembre de 2024, los recursos previstos en este Presupuesto de Egresos para la Unidad Responsable 90X Consejo Nacional de Humanidades, Ciencias y Tecnologías, deberán ser transferidos a la estructura administrativa que comprenda el Sector Central de la Secretaría de Ciencia, Humanidades, Tecnología e Innovación.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 32. AMPLIACIONES AL RAMO 06 HACIENDA Y CRÉDITO PÚBLICO (pesos)

		MONTO
Ramo: 06 Hacienda y Crédito Público		1,106,364,372
KCZ	Financiera para el Bienestar 1/	1,106,364,372

1/

Derivado del Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal publicado en el DOF el 28 de noviembre de 2024 (Decreto), la entidad queda sectorizada a la SHCP, en términos del mismo Decreto las atribuciones en materia de telecomunicaciones con que cuenta dicho organismo serán ejercidas por la Agencia de Transformación Digital y Telecomunicaciones, por lo que en el Decreto se prevé que la Financiera para el Bienestar transfiera los recursos humanos, materiales y financieros relacionados con estas actividades a la Agencia de Transformación Digital y Telecomunicaciones, así como a la Comisión Federal de Electricidad en el ejercicio fiscal 2025.

ANEXO 33. AMPLIACIONES AL RAMO 07 DEFENSA NACIONAL (pesos)

MONTO
Ramo: 07 Defensa Nacional 1_/	6,292,800,000
Sector Central	6,000,000,000
Dirección General de Educación Militar y Rectoría de la Universidad del Ejército y Fuerza Aérea	292,800,000

1_/	Recursos asignados para servicios personales.

ANEXO 34. AMPLIACIONES AL RAMO 08 AGRICULTURA Y DESARROLLO RURAL (pesos)

		MONTO
Ramo: 08 Agricultura y Desarrollo Rural		898,500,000
S293	Producción para el Bienestar	500,000,000
A1I	Universidad Autónoma Chapingo 1_/	249,000,000
IZC	Colegio de Postgraduados 1_/	139,000,000
D00	Colegio Superior Agropecuario del Estado de Guerrero 1_/	10,500,000

1_/	Recursos asignados para servicios personales.

ANEXO 35. AMPLIACIONES AL RAMO 09 INFRAESTRUCTURA, COMUNICACIONES Y TRANSPORTES (pesos)

MONTO
Ramo: 09 Infraestructura, Comunicaciones y Transportes	10,720,400,000
Mejora en la conectividad municipal a través de caminos rurales y carreteras alimentadoras	3,000,000,000
Provisiones para el desarrollo, modernización y rehabilitación de infraestructura de Comunicaciones y Transportes (1)	7,720,400,000

(1)

El recurso se distribuirá entre todas las entidades federativas, de acuerdo al porcentaje de sus respectivas aportaciones federales, y será destinado a rehabilitación y/o ampliación de su red carretera, caminos rurales y artesanales.

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CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 36. AMPLIACIONES AL RAMO 11 EDUCACIÓN PÚBLICA (pesos)

MONTO
Ramo: 11 Educación Pública	17,300,000,000
Servicios Personales	12,460,755,265
Universidad Pedagógica Nacional	125,700,000
Universidad Autónoma Metropolitana	1,051,910,099
Universidad Nacional Autónoma de México	5,847,405,926
Instituto Politécnico Nacional	2,342,154,047
Centro de Investigación y de Estudios Avanzados del Instituto Politécnico Nacional	365,500,000
El Colegio de México, A.C.	66,845,338
Centro de Enseñanza Técnica Industrial	38,298,517
Universidad Autónoma Agraria Antonio Narro	140,441,338
Universidad Abierta y a Distancia de México	41,900,000
Tecnológico Nacional de México	2,440,600,000
Otros 1_/ 2_/	4,839,244,735
Universidad Autónoma Metropolitana	616,889,901
Universidad Nacional Autónoma de México	1,277,294,074
Instituto Politécnico Nacional	596,145,953
El Colegio de México, A.C.	6,554,662
Centro de Enseñanza Técnica Industrial	15,301,483
Universidad Autónoma Agraria Antonio Narro	11,058,662
Dirección General de Educación Superior Universitaria e Intercultural	2,316,000,000

1_/	Incluye becas, gasto de operación y subsidios.
2_/

Incluye movimiento compensado al interior del Programa Presupuestario U006 Subsidios para organismos descentralizados estatales, a través del cual se reasignan 2,316,000,000 pesos de la Subfunción 2.5.2 Educación Media Superior, no distribuibles geográficamente, a la Unidad Responsable 511 Dirección General de Educación Superior Universitaria e Intercultural.

ANEXO 37. AMPLIACIONES AL RAMO 48 CULTURA (pesos)

		MONTO
Ramo: 48 Cultura		3,000,000,000
D00	Instituto Nacional de Antropología e Historia 1/	1,500,000,000
E00	Instituto Nacional de Bellas Artes y Literatura 2/	1,500,000,000

1/	Incluye 500.0 mdp en servicios personales para protección y conservación del patrimonio cultural.
2/	Incluye 500.0 mdp en servicios personales para mejorar los servicios educativos culturales y artísticos.

ANEXO 38. AMPLIACIONES AL RAMO 54 MUJERES (pesos)

MONTO
Ramo: 54 Mujeres 1_/	2,093,520,195
Comisión Nacional para Prevenir y Erradicar la Violencia Contra las Mujeres	1,126,901,720
Instituto Nacional de las Mujeres	966,618,475

1_/

Conforme a lo previsto en el artículo 26 fracción XXI y transitorios tercero y décimo cuarto del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal”, publicado en el Diario Oficial de la Federación el 28 de noviembre de 2024.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2025

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 24-12-2024
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 39. AMPLIACIONES AL RAMO 55 AGENCIA DE TRANSFORMACIÓN DIGITAL Y TELECOMUNICACIONES (pesos)

MONTO
Ramo: 55 Agencia de Transformación Digital y Telecomunicaciones 1_/	3,010,196,463
Coordinación de Estrategia Digital Nacional	44,111,269
Comisión Nacional de Mejora Regulatoria	64,459,697
Servicio Postal Mexicano	2,687,827,224
Organismo Promotor de Inversiones en Telecomunicaciones	143,848,239
Agencia Espacial Mexicana	69,950,034

1_/

Conforme a lo previsto en el artículo 26 fracción XXII y transitorios tercero, décimo segundo y décimo quinto del “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Orgánica de la Administración Pública Federal”, publicado en el Diario Oficial de la Federación el 28 de noviembre de 2024.

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